Exhibit 10.32

EXECUTION COPY

THIRD AMENDMENT
TO SENIOR SECURED REVOLVING CREDIT AGREEMENT AND FIRST AMENDMENT TO GUARANTEE AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT AND FIRST AMENDMENT TO GUARANTEE AND SECURITY AGREEMENT, dated as of May 20, 2024 (this “Amendment”), is among BAIN CAPITAL SPECIALTY FINANCE, INC., a Delaware corporation (the “Borrower”), solely with respect to Section 7.9, the SUBSIDIARY GUARANTORS party hereto (the “Subsidiary Guarantors”), the LENDERS and ISSUING BANKS party hereto and SUMITOMO MITSUI BANKING CORPORATION (“SMBC”), as Administrative Agent (in such capacity, the “Administrative Agent”) and SMBC, as Collateral Agent (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and Issuing Banks party thereto and the Administrative Agent, are parties to the Senior Secured Revolving Credit Agreement, dated as of December 24, 2021 (as amended by the First Amendment to Senior Secured Revolving Credit Agreement, dated as of July 6, 2022 and the Second Amendment to Senior Secured Revolving Credit Agreement, dated as of August 24, 2022, the “Existing Credit Agreement”, and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower, the Subsidiary Guarantors party thereto, the Administrative Agent and the Collateral Agent are parties to the Guarantee and Security Agreement, dated as of December 24, 2021 (the “Existing Guarantee and Security Agreement”, and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Guarantee and Security Agreement”);

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to amend the Existing Credit Agreement, and the Lenders party hereto and the Administrative Agent are willing, on the terms and subject to the conditions hereinafter set forth, to agree to the amendment set forth below and the other terms hereof; and

WHEREAS, the Borrower has requested that the Collateral Agent amend the Existing Guarantee and Security Agreement and the Collateral Agent is willing, with the consent of the Secured Parties representing the Required Secured Parties (as such terms are defined in the Existing Guarantee and Security Agreement), on the terms and subjects to the conditions hereinafter set forth, to agree to the amendment set forth below and the other terms hereof.

NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

ARTICLE I

DEFINITIONS
SECTION 1.1.
Certain Definitions. The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Administrative Agent” is defined in the preamble.

“Amendment” is defined in the preamble.

“Amendment Effective Date” is defined in Section 6.1.

“Borrower” is defined in the preamble.

“Collateral Agent” is defined in the preamble.

“Credit Agreement” is defined in the first recital.

“Existing Credit Agreement” is defined in the first recital.

SECTION 1.2.
Other Definitions. Capitalized terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.
ARTICLE II

JOINDER OF NEW LENDERS

SECTION 2.1.
New Lenders.
(a)
Subject to the occurrence of the Amendment Effective Date (as hereinafter defined), each of the parties hereto hereby agrees that each of the Lenders (including certain existing Lenders becoming a Lender with a new Class of Commitment) listed on Schedule I hereto (each, a “New Lender” and, collectively, the “New Lenders”) will (and does hereby) become a “Lender” under and for all purposes of the Credit Agreement with Commitments of a Class and amount as set forth on Schedule I hereto and hereby agrees to be bound by and comply with all of the terms and provisions of the Credit Agreement applicable to it as a “Lender” thereunder and that it will perform all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. Each New Lender represents and warrants that it has full power and authority, and has taken all action necessary, to execute this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement. For the avoidance of doubt, the Commitments of each Lender (including the New Lenders) shall be as set forth in Schedule 1.01(b) of the Credit Agreement, as amended hereby.

2

(b)
Each of the Lenders (including each New Lender) hereby acknowledges and agrees that (i) no Lender nor the Administrative Agent has made any representations or warranties or assumed any responsibility with respect to (A) any statements, warranties or representations made by any Obligor in or in connection with this Amendment, the Credit Agreement or any other Loan Document or, with respect to any Obligor, the execution, legality, validity, enforceability, genuineness or sufficiency of this Amendment, the Credit Agreement or any other Loan Document or (B) the financial condition of any Obligor or the performance by any Obligor of its obligations hereunder or under the Credit Agreement or any other Loan Document; (ii) it has received such information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; and (iii) it has made and continues to make its own credit decisions in taking or not taking action under the Loan Documents, independently and without reliance upon the Administrative Agent or any other Lender.
ARTICLE III

REDUCTION OF CERTAIN REVOLVING COMMITMENTS

SECTION 3.1.
Subject to the occurrence of the Amendment Effective Date, each of the parties hereto hereby agrees that, notwithstanding any provisions of the Credit Agreement to the contrary, including without limitation, Section 2.08(b) of the Credit Agreement, the Revolving Commitment of each Lender listed on Schedule II hereto (each, a “Reducing Lender” and, collectively, the “Reducing Lenders”) shall be reduced by the amount set forth on Schedule II hereto without reducing the Revolving Commitments of any other Lender. In connection with the reduction of Revolving Commitments pursuant to this Section 3.1, the Borrower hereby requests, and each of the other parties hereto hereby agree that the proceeds of the Initial Term Loans made on the Amendment Effective Date, shall be applied to the prepayment of the outstanding principal amount of the Revolving Loans in accordance with and pursuant to Section 7.8.
ARTICLE IV

AMENDMENTs TO Existing CREDIT AGREEMENT

SECTION 4.1.
Subject to the occurrence of the Amendment Effective Date, each of the parties hereto (other than the Collateral Agent) hereby agree that the Existing Credit Agreement (including the Schedules but excluding the Exhibits thereto) is amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages attached as Exhibit A hereto.
ARTICLE V

AMENDMENTs TO Existing GUARANTEE AND SECURITY AGREEMENT

SECTION 5.1.
Subject to the occurrence of the Amendment Effective Date, each of the parties hereto hereby agree that the Existing Guarantee and Security Agreement (including the

3

Exhibits and Schedules thereto) is amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages attached as Exhibit B hereto.
ARTICLE VI

CONDITIONS TO EFFECTIVENESS
SECTION 6.1.
Effective Date. This Amendment shall become effective on the date (the “Amendment Effective Date”) when the Administrative Agent shall have received the following:
(a)
from each party hereto either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page to this Amendment) that such party has signed a counterpart of this Amendment;
(b)
a customary favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Amendment Effective Date) of Dechert LLP, New York counsel for the Borrower and the Subsidiary Guarantors in form and substance reasonably acceptable to the Administrative Agent (and the Borrower hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent);
(c)
such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Obligors, the authorization of the Transactions and any other legal matters relating to the Obligors, this Agreement or the Transactions; and
(d)
for the benefit of Administrative Agent, the Collateral Agent and each of the Lenders party hereto, as applicable, fees and expenses owing by the Borrower in connection with this Amendment as of the date hereof.
ARTICLE VII

MISCELLANEOUS
SECTION 7.1.
Representations. The Borrower hereby represents and warrants that (i) this Amendment constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, (ii) no Default has occurred and is continuing on the Amendment Effective Date or after giving effect to this Amendment and (iii) the representations and warranties made by the Borrower contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (or, in the case of any portion of the representations and warranties already subject to a materiality qualifier, true and correct in all respects) on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

4

SECTION 7.2.
Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.
SECTION 7.3.
Loan Document Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement, as amended hereby, including Article IX thereof.
SECTION 7.4.
Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
SECTION 7.5.
Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronically (e.g. pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 7.6.
Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
SECTION 7.7.
Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement, the Existing Guarantee and Security Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendment set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other terms or provisions of the Existing Credit Agreement, the Existing Guarantee and Security Agreement or any other Loan Document or of any transaction or further or future action on the part of the Borrower. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Existing Credit Agreement as modified hereby. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Guarantee and Security Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Guarantee and Security Agreement, and each reference in the other Loan Documents to “the Guarantee and Security Agreement”, “thereunder”, “thereof” or words of like import referring to the Guarantee and Security Agreement, shall mean and be a reference to the Existing Guarantee and Security Agreement as modified hereby. This Amendment does not constitute a novation or termination of the Credit Agreement Obligations (as defined in the Guarantee and Security Agreement) under the Existing Credit Agreement, which remain outstanding.

5

SECTION 7.8.
Assignment and Reallocation of Existing Commitments and Existing Loans. In connection with the joinder of New Lenders with Revolving Commitments, the increase of Revolving Commitments of certain Existing Lenders and the reduction of the Revolving Commitments of the Reducing Lenders on the Amendment Effective Date, the Borrower shall (A) prepay the outstanding Revolving Loans (if any) of the affected Class in full, and (B) simultaneously borrow new Revolving Loans of such Class hereunder in an amount equal to such prepayment less the principal amount of the Initial Term Loans; provided that with respect to subclauses (A) and (B), (x) the prepayment to, and borrowing from, any existing Revolving Lender shall be effected by book entry to the extent that any portion of the amount prepaid to such Revolving Lender will be subsequently borrowed from such Revolving Lender, (y) the existing Revolving Lenders and the New Lenders shall make and receive payments among themselves, in a manner acceptable to the Administrative Agent, so that, after giving effect thereto, the Revolving Loans of each Class are held ratably by the Revolving Lenders (including the New Lenders) of such Class in accordance with the respective Revolving Commitments of such Class of such Revolving Lenders (after giving effect to this Amendment) and (z) each Revolving Lender of such Class party hereto hereby agrees that no amounts shall be required to be paid to such Lender under Section 2.15 of the Credit Agreement in connection with the prepayment and the reallocation described in Section 3.1 and in this Section 7.8. Concurrently therewith, the existing Revolving Lenders of each Class shall be deemed to have adjusted their participation interests in any outstanding Letters of Credit of such Class so that such interests are held ratably in accordance with their Revolving Commitments of such Class as so increased.
SECTION 7.9.
Reaffirmation. Each of the Borrower, each Subsidiary Guarantor executing this Amendment solely with respect to this Section 7.9, the Administrative Agent and the Lenders (i) hereby consents to the terms of this Amendment and the Credit Agreement, (ii) solely in the case of each Subsidiary Guarantor executing this Amendment solely with respect to this Section 7.9, hereby confirms that, after giving effect to this Amendment and the transactions contemplated hereby, its Guarantee under the Guarantee and Security Agreement remains unaltered and in full force and effect and continue to guarantee the Guaranteed Obligations as amended hereby, and (iii) hereby reaffirms, ratifies and confirms that, after giving effect to this Amendment and the transactions contemplated hereby, the Liens and other security interests granted by it pursuant to, and the terms and conditions of, the Guarantee and Security Agreement remain unaltered and in full force and effect and secure the Secured Obligations as amended hereby.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

6

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

BAIN CAPITAL SPECIALTY FINANCE, INC., as Borrower

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT– BAIN

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

SUMITOMO MITSUI BANKING CORPORATION, as Administrative Agent, Collateral Agent, an Issuing Bank and a Lender

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT – BAIN

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

MUFG BANK, LTD., as an Issuing Bank and a Lender

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT – BAIN

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT – BAIN

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

SANTANDER BANK, N.A., as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT – BAIN

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

BNP PARIBAS, as a Lender

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT – BAIN

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

JPMORGAN CHASE BANK, N.A., as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT – BAIN

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

APPLE BANK, as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT – BAIN

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

THE BANK OF NEW YORK MELLON, as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT – BAIN

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT – BAIN

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

NATIXIS, NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT – BAIN

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

SOCIÉTÉ GÉNÉRALE, as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT – BAIN

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT – BAIN

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

ZIONS BANKCORPORATION, N.A. DBA CALIFORNIA BANK & TRUST, as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT – BAIN

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

MANUFACTURERS & TRADERS TRUST COMPANY, as a Lender

By:
Name:
Title:

:

SIGNATURE PAGE TO AMENDMENT – BAIN

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

Solely with respect to Section 7.9:

ADT BCSF INVESTMENTS, LLC

By: Bain Capital Specialty Finance, Inc., its sole member

By:
Name:
Title:

BCC BCSF DCB INVESTMENTS, LLC

By: Bain Capital Specialty Finance, Inc., its sole member

By:
Name:
Title:

BCSF GRAMMER HOLDINGS (E), LLC

By: Bain Capital Specialty Finance, Inc., its sole member

By:
Name:
Title:

BCSF INSIGNEO HOLDINGS, LLC

By: Bain Capital Specialty Finance, Inc., its sole member

By:
Name:
Title:

BCSF SERVICEMASTER INVESTMENTS, LLC

By: Bain Capital Specialty Finance, Inc., its sole member

SIGNATURE PAGE TO AMENDMENT – BAIN

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

By:
Name:
Title:

BCSF WSP, LLC

By: Bain Capital Specialty Finance, Inc., its sole member

By:
Name:
Title:

BCSF I, LLC

By: Bain Capital Specialty Finance, Inc., its sole member

By:
Name:
Title:

BCSF BBOG Investments, LLC

By: Bain Capital Specialty Finance, Inc., its sole member

By:
Name:
Title:

BCSF Gills Point Investments, LLC

By: Bain Capital Specialty Finance, Inc., its sole member

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT – BAIN

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

Schedule I

Revolving Commitments of New Lenders

New Lender	Dollar Commitment	Multicurrency Commitment	Aggregate Commitment
The Bank of New York Mellon	$0.00	$50,000,000.00	$50,000,000.00
Deutsche Bank AG New York Branch	$50,000,000.00	$0.00	$50,000,000.00
Natixis, New York Branch	$0.00	$50,000,000.00	$50,000,000.00
Société Générale	$50,000,000.00	$0.00	$50,000,000.00
U.S. Bank National Association	$0.00	$50,000,000.00	$50,000,000.00
Manufacturers & Traders Trust Company	$25,000,000.00	$0.00	$25,000,000.00

Initial Term Commitments of New Lenders

New Lender	Initial Term Commitment
Sumitomo Mitsui Banking Corporation	$25,000,000.00
MUFG Bank, Ltd.	$15,000,000.00

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

Schedule II

Reduction of Revolving Commitments of Reducing Lenders

Reducing Lender	Reduction of Dollar Commitment	Reduction of Multicurrency Commitment	Reduction of Aggregate Revolving Commitment
Sumitomo Mitsui Banking Corporation	$0.00	$50,000,000.00	$50,000,000.00
MUFG Bank, Ltd.	$90,000,000.00	$0.00	$90,000,000.00

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

Exhibit A

Amendments to Existing Credit Agreement

[Attached]

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

Exhibit B

Amendments to Existing Guarantee and Security Agreement

[Attached]

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

SENIOR SECURED
REVOLVING CREDIT AGREEMENT

dated as of

December 24, 2021

and as amended by the First Amendment to Senior Secured Revolving Credit Agreement
dated as of July 6, 2022, the Second Amendment to Senior Secured Revolving Credit Agreement dated as of August 24, 2022 and the Third Amendment to Senior Secured Revolving Credit Agreement and First Amendment to Guarantee and Security Agreement, dated as of May 20, 2024 among

BAIN CAPITAL SPECIALTY FINANCE, INC.

as Borrower

The LENDERS And ISSUING BANKS Party Hereto

and

SUMITOMO MITSUI BANKING CORPORATION
as Administrative Agent

$855,000,000
__________________

SUMITOMO MITSUI BANKING CORPORATION
Sole Book Runner

SUMITOMO MITSUI BANKING CORPORATION

as a Lead Arranger

WELLS FARGO BANK, NATIONAL ASSOCIATION

SANTANDER BANK, N.A.

as Syndication Agents

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

ARTICLE I DEFINITIONS

SECTION 1.01. Defined Terms 1

SECTION 1.02. Classification of Loans and Borrowings 57

SECTION 1.03. Terms Generally 57

SECTION 1.04. Accounting Terms; GAAP 58

SECTION 1.05. Currencies; Currency Equivalents 59

SECTION 1.06. Divisions 60

SECTION 1.07. Outstanding Indebtedness 60

SECTION 1.08. Reclassification 60

SECTION 1.09. Calculations 60

SECTION 1.10. Rates 61

ARTICLE II THE CREDITS

SECTION 2.01. The Commitments 61

SECTION 2.02. Loans and Borrowings 62

SECTION 2.03. Requests for Syndicated Borrowings 63

SECTION 2.04. Swingline Loans 64

SECTION 2.05. Letters of Credit 67

SECTION 2.06. Funding of Borrowings 73

SECTION 2.07. Interest Elections 73

SECTION 2.08. Termination, Reduction or Increase of the Commitments 75

SECTION 2.09. Repayment of Loans; Evidence of Debt 78

SECTION 2.10. Prepayment of Loans 80

SECTION 2.11. Fees 84

SECTION 2.12. Interest 85

SECTION 2.13. Inability to Determine Interest Rates 86

SECTION 2.14. Increased Costs 88

SECTION 2.15. Break Funding Payments 89

SECTION 2.16. Taxes 90

SECTION 2.17. Payments Generally; Pro Rata Treatment: Sharing of Set-offs 94

SECTION 2.18. Mitigation Obligations; Replacement of Lenders 96

SECTION 2.19. Defaulting Lenders 97

SECTION 2.20. Effect of Benchmark Transition Event 101

SECTION 2.21. Illegality 104

ARTICLE III REPRESENTATIONS AND WARRANTIES

SECTION 3.01. Organization; Powers 105

SECTION 3.02. Authorization; Enforceability 106

SECTION 3.03. Governmental Approvals; No Conflicts 106

SECTION 3.04. Financial Condition; No Material Adverse Effect 106

SECTION 3.05. Litigation 106

SECTION 3.06. Compliance with Laws and Agreements 107

SECTION 3.07. Taxes 107

SECTION 3.08. ERISA 107

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

SECTION 3.09. Disclosure 107

SECTION 3.10. Investment Company Act; Margin Regulations 108

SECTION 3.11. Material Agreements and Liens 108

SECTION 3.12. Subsidiaries and Investments 109

SECTION 3.13. Properties 109

SECTION 3.14. Affiliate Agreements 109

SECTION 3.15. Sanctions 109

SECTION 3.16. PATRIOT Act 110

SECTION 3.17. Collateral Documents 110

SECTION 3.18. EEA Financial Institutions 110

ARTICLE IV CONDITIONS

SECTION 4.01. Effective Date 110

SECTION 4.02. Each Credit Event 112

ARTICLE V AFFIRMATIVE COVENANTS

SECTION 5.01. Financial Statements and Other Information 113

SECTION 5.02. Notices of Material Events 115

SECTION 5.03. Existence: Conduct of Business 116

SECTION 5.04. Payment of Obligations 116

SECTION 5.05. Maintenance of Properties; Insurance 116

SECTION 5.06. Books and Records; Inspection and Audit Rights 117

SECTION 5.07. Compliance with Laws 117

SECTION 5.08. Certain Obligations Respecting Subsidiaries; Further Assurances 117

SECTION 5.09. Use of Proceeds 119

SECTION 5.10. Status of RIC and BDC 120

SECTION 5.11. Investment and Valuation Policies 120

SECTION 5.12. Portfolio Valuation and Diversification Etc 120

SECTION 5.13. Calculation of Borrowing Base 125

ARTICLE VI NEGATIVE COVENANTS

SECTION 6.01. Indebtedness 135

SECTION 6.02. Liens 137

SECTION 6.03. Fundamental Changes 139

SECTION 6.04. Investments 141

SECTION 6.05. Restricted Payments 142

SECTION 6.06. Certain Restrictions on Subsidiaries 143

SECTION 6.07. Certain Financial Covenants 144

SECTION 6.08. Transactions with Affiliates 144

SECTION 6.09. Lines of Business 145

SECTION 6.10. No Further Negative Pledge 145

SECTION 6.11. Modifications of Longer-Term Indebtedness Documents 145

SECTION 6.12. Payments of Longer-Term Indebtedness 146

SECTION 6.13. Accounting Changes 147

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

SECTION 6.14. SBIC Guarantee 147

ARTICLE VII EVENTS OF DEFAULT

ARTICLE VIII THE ADMINISTRATIVE AGENT

SECTION 8.01. Appointment of the Administrative Agent 152

SECTION 8.02. Capacity as Lender 153

SECTION 8.03. Limitation of Duties; Exculpation 153

SECTION 8.04. Reliance 153

SECTION 8.05. Sub-Agents 154

SECTION 8.06. Resignation; Successor Administrative Agent 154

SECTION 8.07. Reliance by Lenders 155

SECTION 8.08. Modifications to Loan Documents 155

SECTION 8.09. Erroneous Payments 156

ARTICLE IX MISCELLANEOUS

SECTION 9.01. Notices; Electronic Communications 159

SECTION 9.02. Waivers; Amendments 161

SECTION 9.03. Expenses; Indemnity; Damage Waiver 166

SECTION 9.04. Successors and Assigns 169

SECTION 9.05. Survival 175

SECTION 9.06. Counterparts; Integration; Effectiveness; Electronic Execution 175

SECTION 9.07. Severability 176

SECTION 9.08. Right of Setoff 176

SECTION 9.09. Governing Law; Jurisdiction; Etc 177

SECTION 9.10. WAIVER OF JURY TRIAL 177

SECTION 9.11. Judgment Currency 178

SECTION 9.12. Headings 178

SECTION 9.13. Treatment of Certain Information; No Fiduciary Duty; Confidentiality 178

SECTION 9.14. PATRIOT Act 180

SECTION 9.15. Lender Information Reporting 180

SECTION 9.16. Interest Rate Limitation 181

SECTION 9.17. Acknowledgement and Consent to Bail-In of Affected Financial Institutions 181

SECTION 9.18. Certain ERISA Matters 182

SECTION 9.19. Acknowledgement Regarding Any Supported QFCs 184

SECTION 9.20. Termination 185

SECTION 9.21. Representations and Warranties of the Lenders 185

SECTION 9.22. German Bank Separation Act 185

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

SCHEDULE 1.01(a) - Approved Dealers and Approved Pricing Services

SCHEDULE 1.01(b) - Commitments

SCHEDULE 1.01(c) - Industry Classification Group List

SCHEDULE 1.01(d) - Excluded Assets

SCHEDULE 2.05 - Issuing Bank LC Exposure

SCHEDULE 3.11 - Material Agreements and Liens

SCHEDULE 3.12(a) - Subsidiaries

SCHEDULE 3.12(b) - Investments

SCHEDULE 6.08 - Transactions with Affiliates

EXHIBIT A - Form of Assignment and Assumption

EXHIBIT B - Form of Borrowing Base Certificate

EXHIBIT C - Form of Borrowing Request

EXHIBIT D - Form of Increasing Lender/Joining Lender Agreement

EXHIBIT E - Form of Lender NDA

EXHIBIT F - Form of Revolving Promissory Note

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

SENIOR SECURED REVOLVING CREDIT AGREEMENT, dated as of December 24, 2021 (this “Agreement”), among BAIN CAPITAL SPECIALTY FINANCE, INC., a Delaware corporation (the “Borrower”), the LENDERS and ISSUING BANKS from time to time party hereto, and SUMITOMO MITSUI BANKING CORPORATION, as Administrative Agent.

ARTICLE I

DEFINITIONS
SECTION 1.10.
Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“2026 Notes-A” means the Borrower’s 2.55% notes due in October of 2026.

“2026 Notes-B” means the Borrower’s 2.95% notes due in March of 2026.

“ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan is, or the Loans constituting such Borrowing are, denominated in Dollars and bearing interest at a rate determined by reference to the Alternate Base Rate.

“Adjusted Covered Debt Balance” means, on any date, the aggregate Covered Debt Amount on such date minus the aggregate amount of Cash and Cash Equivalents included in the Portfolio Investments held by the Obligors (provided that Cash Collateral for outstanding Letters of Credit shall not be treated as a portion of the Portfolio Investments).

“Adjusted Gross Borrowing Base” means the Gross Borrowing Base plus the amount of any cash held in any “collection” (or similar) account of any Excluded Asset of the Borrower that is reflected on a “payment date schedule” (or similar distribution statement) to be distributed, directly or indirectly, to the Borrower on the next payment date for such Financing Subsidiary pursuant to a term CLO securitization.

“Adjusted Term Benchmark Rate” means (a) for the Interest Period for any Term Benchmark Borrowing denominated in Euros, an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to (i) the Term Benchmark Rate for such Interest Period for such Currency multiplied by (ii) the Statutory Reserve Rate for such Interest Period and (b) for the Interest Period for any Term Benchmark Borrowing denominated in a Currency (other than Euros), an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to the Term Benchmark Rate for such Interest Period for such Currency; provided that if the Adjusted Term Benchmark Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

“Administrative Agent” means SMBC, in its capacity as administrative agent for the Lenders hereunder.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

“Administrative Agent’s Account” means, for each Currency, an account in respect of such Currency designated by the Administrative Agent in a notice to the Borrower and the Lenders.

“Administrative Questionnaire” means an administrative questionnaire in a form supplied by the Administrative Agent.

“Advance Rate” has the meaning assigned to such term in Section 5.13.

“Affected Currency” has the meaning assigned to such term in Section 2.13.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affiliate” means, with respect to a specified Person at any time, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified at such time. Anything herein to the contrary notwithstanding, the term “Affiliate” shall not include any Person that constitutes an Investment held by any Obligor or Financing Subsidiary in the ordinary course of business; provided that the term “Affiliate” shall include any Financing Subsidiary.

“Affiliate Agreements” means the BCSF Investment Advisory Agreement.

“Agreed Foreign Currency” means, at any time, (i) any of Canadian Dollars, Sterling, Euros, Japanese Yen and Australian Dollars and (ii) with the prior written consent of each Multicurrency Lender, any other Foreign Currency, so long as, in respect of any such specified Foreign Currency or other Foreign Currency, at such time (a) such Foreign Currency is freely transferable and convertible into Dollars in the London foreign exchange market or the relevant local market, if applicable, and (b) no central bank or other governmental authorization in the country of issue of such Foreign Currency (including, in the case of the Euro, any authorization by the European Central Bank) is required to permit use of such Foreign Currency by any Multicurrency Lender for making any Revolving Loan hereunder and/or to permit the Borrower to borrow and repay the principal thereof and to pay the interest thereon, unless such authorization has been obtained and is in full force and effect.

“Agreement” has the meaning assigned to such term in the preamble to this Agreement

“Alternate Base Rate” means, for any day, a rate per annum equal to the greater of (a) zero and (b) the highest of (i) the Prime Rate in effect on such day, (ii) the Federal Funds Effective Rate for such day plus 1/2 of 1% and (iii) the rate per annum equal to Term SOFR for an interest period of one (1) month plus 1.00%. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or Term SOFR (or successor therefor) as set forth above shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or Term SOFR (or successor therefor), respectively. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

any reason, including the inability or failure of the Administrative Agent to obtain a quotation in accordance with the terms thereof, the Alternate Base Rate shall be determined without regard to clause (b)(ii) of the first sentence of this definition until the circumstances giving rise to such inability no longer exist.

“Anti-Corruption Laws” has the meaning assigned to such term in Section 3.16.

“Applicable Dollar Percentage” means, with respect to any Dollar Lender, the percentage of the total Dollar Commitments represented by such Dollar Lender’s Dollar Commitment. If the Dollar Commitments have terminated or expired, the Applicable Dollar Percentages shall be determined based upon the Dollar Commitments most recently in effect, giving effect to any assignments.

“Applicable Financial Statements” means, as at any date, the most-recent audited financial statements of the Borrower delivered to the Administrative Agent; provided that if immediately prior to the delivery to the Administrative Agent of new audited financial statements of the Borrower a Material Adverse Effect (the “Pre-existing MAE”) shall exist (regardless of when it occurred), then the “Applicable Financial Statements” as at said date means the Applicable Financial Statements in effect immediately prior to such delivery until such time as the Pre-existing MAE shall no longer exist.

“Applicable Margin” means (a) if the Borrowing Base (as of the most recently delivered Borrowing Base Certificate) is (a) less than 1.6 times the Combined Debt Amount, the Applicable Margin shall be (i) with respect to any ABR Loan, 0.875% per annum; and (ii) with respect to any Term Benchmark Loan or RFR Loan, 1.875% per annum; and (b) equal to or greater than 1.6 times the Combined Debt Amount, the Applicable Margin shall be (i) with respect to any ABR Loan, 0.75% per annum; and (ii) with respect to any Term Benchmark Loan or RFR Loan, 1.75% per annum.

“Applicable Multicurrency Percentage” means, with respect to any Multicurrency Lender, the percentage of the total Multicurrency Commitments represented by such Multicurrency Lender’s Multicurrency Commitment. If the Multicurrency Commitments have terminated or expired, the Applicable Multicurrency Percentages shall be determined based upon the Multicurrency Commitments most recently in effect, giving effect to any assignments.

“Applicable Percentage” means, with respect to any Lender, the percentage of the aggregate Term Loans and total Revolving Commitments of such Lender. If the Revolving Commitments have terminated or expired, the Applicable Percentage of such Lender shall be determined based upon such Lender’s existing Credit Exposure.

“Applicable Revolving Percentage” means, with respect to any Revolving Lender, the percentage of the total Revolving Commitments of such Lender. If the Revolving Commitments have terminated or expired, the Applicable Revolving Percentage of such Lender shall be determined based on such Lender’s existing Revolving Credit Exposure.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

“Applicable Time” means, with respect to any Loans and payments in any Foreign Currency, the local time in the Principal Financial Center for such Foreign Currency as may be reasonably determined by the Administrative Agent.

“Approved Dealer” means (a) in the case of any investment that is not a U.S. Government Security, a bank or a broker-dealer registered under the Exchange Act, of nationally recognized standing or an Affiliate thereof, (b) in the case of a U.S. Government Security, any primary dealer in U.S. Government Securities, and (c) in the case of any foreign investment, any foreign bank or broker-dealer of internationally recognized standing or an Affiliate thereof, in the case of each of clauses (a), (b) and (c) above, either as set forth on Schedule 1.01(a) or any other bank or broker-dealer or Affiliate thereof acceptable to the Administrative Agent in its reasonable determination.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Approved Pricing Service” means a pricing or quotation service either: (a) as set forth in Schedule 1.01(a) or (b) any other pricing or quotation service approved by the External Manager (so long as it has the necessary delegated authority) or the board of directors (or appropriate committee thereof with the necessary delegated authority) of the Borrower and designated in writing by the Borrower to the Administrative Agent (which designation, if approved by the board of directors of the Borrower, shall be accompanied by a copy of a resolution of the board of directors (or appropriate committee thereof with the necessary delegated authority) of the Borrower that such pricing or quotation service has been approved by the Borrower).

“Approved Third-Party Appraiser” means any Independent nationally recognized third-party appraisal firm (a) designated by the Borrower in writing to the Administrative Agent (which designation, if approved by the board of directors of the Borrower, shall be accompanied by a copy of a resolution of the board of directors (or appropriate committee thereof with the necessary delegated authority) of the Borrower that such firm has been approved by the Borrower for purposes of assisting the board of directors (or appropriate committee thereof with the necessary delegated authority) of the Borrower in making valuations of portfolio assets to determine the Borrower’s compliance with the applicable provisions of the Investment Company Act) and (b) acceptable to the Administrative Agent. It is understood and agreed that Houlihan Lokey, Inc., Kroll LLC, Citrin Cooperman, Lincoln International LLC, Valuation Research Corporation and Alvarez & Marsal are acceptable to the Administrative Agent. As used in Section 5.12 hereof, an “Approved Third-Party Appraiser selected by the Administrative Agent” shall mean any of the firms identified in the preceding sentence and any other Independent nationally recognized third-party appraisal firm identified by the Administrative Agent and consented to by the Borrower (such consent not to be unreasonably withheld or delayed).

“Asset Coverage Ratio” means the ratio, determined on a consolidated basis for Borrower and its Subsidiaries, without duplication, of (a) the value of total assets of the Borrower and its Subsidiaries, less all liabilities and indebtedness not represented by senior securities to (b) the aggregate amount of senior securities representing indebtedness of Borrower and its Subsidiaries (including any Indebtedness outstanding under this Agreement), in each case as

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

determined pursuant to the Investment Company Act and any orders of the SEC issued to or with respect to Borrower thereunder, including any exemptive relief granted by the SEC with respect to the indebtedness of any SBIC Subsidiary.

“Assignment and Assumption” means an Assignment and Assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, substantially in the form of Exhibit A hereof (with adjustments thereto to reflect the Classes of Commitments and/or Loans being assigned or outstanding at the time of the respective assignment) or any other form approved by the Administrative Agent and, so long as no Event of Default under clause (a), (b), (i), (j) or (k) of Article VII has occurred and is continuing, the Borrower.

“Assuming Lender” has the meaning assigned to such term in Section 2.08(e)(i).

“Australian Dollars” means the lawful currency of The Commonwealth of Australia.

“Availability Period” means, with respect to any Revolving Commitments, the period from and including the Effective Date to but excluding the earlier of (x) the Commitment Termination Date and (y) the date of termination of such Revolving Commitments.

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark for any Currency, as applicable, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark pursuant to this Agreement, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.20(d).

“Back-to-Back Transaction” means, a transaction where (i) an Obligor originates or acquires an Investment, (ii) such Obligor immediately transfers in full or sells a participation interest in all or any portion of such Investment to an Excluded Asset, (iii) the purchase price paid by such Excluded Asset to such Obligor in respect of such Investment (or participation interest therein) or any portion thereof is remitted by the Obligor to the underlying issuer thereof and represents the full purchase price payable by such Obligor to the underlying issuer for such Investment (and the cash purchase price paid by such Excluded Asset equals the cash consideration paid by such Obligor to the underlying issuer) and (iv) the Borrowing Base immediately after giving effect to such transaction is not less than the Borrowing Base immediately prior to such transaction; provided that, for the avoidance of doubt and for purposes of this Agreement, only the portion of any Investment that is transferred by an Obligor to an Excluded Asset in accordance with clause (ii) above (subject to compliance with clauses (i), (ii) and (iv) of this definition), and not any other portion of such Investment, shall be deemed to have been subject to a Back-to-Back Transaction.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Bankruptcy Code” means the United States Bankruptcy Code, 11 U.S.C. Section 101 et seq.

“Base Rate Term SOFR Determination Day” has the meaning set forth in the definition of “Term SOFR”.

“Basel III” means the agreements on capital requirements, leverage ratio and liquidity standards contained in “Basel III: A global regulatory framework for more resilient banks and banking systems”, “Basel III: International framework for liquidity risk measurement, standards and monitoring” and “Guidance for national authorities operating the countercyclical capital buffer” published by the Basel Committee on Banking Supervision on December 16, 2010, each as amended, supplemented or restated.

“Basel IV” means any amendment, replacement or refinement of Basel III known as “Basel IV”.

“BCSF Investment Advisory Agreement” means that certain Second Amended and Restated Investment Advisory Agreement, dated February 1, 2019, by and between the External Manager and the Borrower.

“BCSF Advisors Loan Agreement” means (a) that certain Revolving Loan Agreement, dated March 27, 2020, by and between the External Manager and the Borrower and (b) any refinancing, refunding, renewal or extension of any BCSF Advisors Loan Agreement, including any such Indebtedness made by any new or successor investment advisor to the External Manager (or such successor) not otherwise prohibited under this Agreement.

“Benchmark” means, initially, with respect to any Loans denominated in (a) Dollars, the Term SOFR Reference Rate, (b) Canadian Dollars, the Term CORRA Reference Rate, (c) Sterling, the Daily Simple RFR, and (d) each other Agreed Foreign Currency, the Adjusted Term Benchmark Rate for such Currency; provided that, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the Term SOFR Reference Rate, the Term CORRA Reference Rate, the Daily Simple RFR or the Adjusted Term Benchmark Rate for such Currency, as applicable, or the then-current Benchmark, then “Benchmark” shall

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

mean the applicable Benchmark Replacement for such Currency to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (a) of Section 2.20.

“Benchmark Replacement” means, with respect to any Benchmark Transition Event:

(1) where a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate, the sum of: (a) Daily Simple SOFR and (b) 0.10%;

(2) where a Benchmark Transition Event has occurred with respect to the Term CORRA Reference Rate, the sum of: (a) Daily Compounded CORRA and (b) either (i) if the Borrower elects pursuant to Section 2.20(a) that interest payments will be made on a quarterly basis, 0.32138% per annum or (ii) if the Borrower elects pursuant to Section 2.20(a) that interest payments will be made on a monthly basis, 0.29547% per annum; and

(3) where a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the Term CORRA Reference Rate and the rate cannot be determined by the Administrative Agent pursuant to clause (1) or (2) above, as applicable, or where a Benchmark Transition Event has occurred with respect to a Benchmark other than the Term SOFR Reference Rate or the Term CORRA Reference Rate, the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Currency giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for syndicated credit facilities denominated in the applicable Currency at such time and (b) the related Benchmark Replacement Adjustment.

If the Benchmark Replacement as determined pursuant to clause (1), (2) or (3) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark for a Currency with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement (excluding for the avoidance of doubt, Daily Simple SOFR), the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower for the applicable Currency giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body at such time or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in the applicable Currency in the U.S. syndicated loan market at such time.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

“Benchmark Replacement Date” means, (x) with respect to any Benchmark (other than the Term SOFR Reference Rate or the Term CORRA Reference Rate), the earliest to occur of the following events with respect to such then-current Benchmark and (y) with respect to the Term SOFR Reference Rate or the Term CORRA Reference Rate, a date and time determined by the Administrative Agent in its reasonable discretion, which date shall be no later than the earlier to occur of the following events with respect to such then-current Benchmark:

(1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of:

(a) the date of the public statement or publication of information referenced therein; and

(b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or

(2) in the case of clause (3) of the definition of “Benchmark Transition Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) above with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means, with respect to any then-current Benchmark, the occurrence of one or more of the following events with respect to such Benchmark:

(1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), including the Board, the Federal Reserve Bank of New York or the Bank of Canada, as applicable, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component thereof), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component thereof) or a court or an entity with similar

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

insolvency or resolution authority over the administrator for such Benchmark (or such component thereof), in each case which states that the administrator of such Benchmark (or such component thereof) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Unavailability Period” means, with respect to any then-current Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any other Loan Document in accordance with Section 2.20 and (y) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any other Loan Document in accordance with Section 2.20.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“Board” means the Board of Governors of the Federal Reserve System of the United States of America (or any successor thereof).

“Borrower” has the meaning assigned to such term in the preamble to this Agreement.

“Borrowing” means (a) all Syndicated ABR Loans of the same Class made, converted or continued on the same date, (b) all Term Benchmark Loans of the same Class denominated in the same Currency that have the same Interest Period, (c) all RFR Loans of the same Class or (d) a Swingline Loan.

“Borrowing Base” has the meaning assigned to such term in Section 5.13.

“Borrowing Base Certificate” means a certificate of a Financial Officer of the Borrower, substantially in the form of Exhibit B hereto (or such other form as shall be reasonably satisfactory to the Administrative Agent) and appropriately completed.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

“Borrowing Base Deficiency” means, at any date on which the same is determined, the amount, if any, that (a) the aggregate Covered Debt Amount as of such date exceeds (b) the Borrowing Base as of such date.

“Borrowing Request” means a request by the Borrower for a Syndicated Borrowing in accordance with Section 2.03, which, if in writing, shall be substantially in the form of Exhibit C hereto (or such other form as shall be reasonably satisfactory to the Administrative Agent) and signed by the Borrower.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that (a) when used in relation to a Term Benchmark Loan or any interest rate settings, fundings, disbursements, settlements or payments of any such Term Benchmark Loan, or any other dealings in the applicable Currency of such Term Benchmark Loan, the term “Business Day” shall also exclude any day that is not a Term Benchmark Banking Day for such Currency and (b) when used in relation to RFR Loans or any interest rate settings, fundings, disbursements, settlements or payments of any such RFR Loan, or any other dealings in Sterling, the term “Business Day” shall also exclude any day that is not an RFR Business Day.

“Calculation Amount” means, as of the end of any Testing Period, an amount equal to the greater of: (a) (i) 125% of the Adjusted Covered Debt Balance (as of the end of such Testing Period) minus (ii) the aggregate Value of all Quoted Investments included in the Borrowing Base (as of the end of such Testing Period) and (b) 10% of the aggregate Value of all Unquoted Investments included in the Borrowing Base (as of the end of such Testing Period); provided that in no event shall more than 25% (or, if clause (b) applies, 10%, or as near thereto as reasonably practicable) of the aggregate Value of the Unquoted Investments in the Borrowing Base be tested in respect of any applicable Testing Period.

“CAM Exchange” means the exchange of the Lenders’ interests provided for in Article VII.

“CAM Exchange Date” means the date on which any Event of Default referred to in clause (j) of Article VII shall occur or the date on which the Borrower receives written notice from the Administrative Agent that any Event of Default referred to in clause (i) of Article VII has occurred.

“CAM Percentage” means, as to each Lender, a fraction, expressed as a decimal, of which (a) the numerator shall be the aggregate Dollar Equivalent of the Designated Obligations owed to such Lender (whether or not at the time due and payable) immediately prior to the CAM Exchange Date and (b) the denominator shall be the aggregate Dollar Equivalent amount of the Designated Obligations owed to all the Lenders (whether or not at the time due and payable) immediately prior to the CAM Exchange Date.

“Canadian Dollars” or “C$” means the lawful currency of Canada.

“Canadian Prime Rate” means, on any day, the rate determined by the Administrative Agent to be the higher of (i) the rate equal to the PRIMCAN Index rate that appears

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

on the Bloomberg screen at 10:15 a.m. Toronto time on such day (or, in the event that the PRIMCAN Index is not published by Bloomberg, any other information services that publishes such index from time to time, as selected by the Administrative Agent in its reasonable discretion) and (ii) the rate per annum equal to Term CORRA plus 1% per annum; provided, that if any of the above rates shall be less than 0%, such rate shall be deemed to be 0% for purposes of this Agreement. Any change in the Canadian Prime Rate due to a change in the PRIMCAN Index or Term CORRA shall be effective from and including the effective date of such change in the PRIMCAN Index or Term CORRA, respectively.

“Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases or finance leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“Capital Stock” of any Person means any and all shares of corporate stock (however designated) of, and any and all other Equity Interests and participations representing ownership interests (including membership interests and limited liability company interests) in, such Person.

“Cash” means any immediately available funds in Dollars or in any currency other than Dollars (measured in terms of the Dollar Equivalent thereof) which is a freely convertible currency.

“Cash Collateralize” means, in respect of a Letter of Credit or any obligation hereunder, to provide and pledge cash collateral pursuant to Section 2.05(k), at a location and pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and each Issuing Bank. “Cash Collateral” and “Cash Collateralization” shall have meanings correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.

“Cash Equivalents” means investments (other than Cash) that are one or more of the following obligations:

(a) investments in commercial paper or other short-term corporate obligations maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, a credit rating of at least “A-1” from S&P and at least “P-1” from Moody’s (or if only one of S&P or Moody’s provides such rating, such investment shall also have an equivalent credit rating from any other rating agency);

(b) U.S. Government Securities maturing within one year from the date of acquisition thereof;

(c) investments in certificates of deposit, bankers’ acceptances and time deposits maturing within 180 days from the date of acquisition thereof (i) issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

of America or any State thereof or under the laws of the jurisdiction or any constituent jurisdiction thereof in which the Principal Financial Center in respect of any Agreed Foreign Currency is located; provided that such certificates of deposit, banker’s acceptances and time deposits are held in a securities account (as defined in the Uniform Commercial Code) through which the Collateral Agent can perfect a security interest therein and (ii) having, at such date of acquisition, a credit rating of at least A-1 from S&P and at least P-1 from Moody’s (or if only one of S&P or Moody’s provides such rating, such investment shall also have an equivalent credit rating from any other rating agency);

(d) fully collateralized repurchase agreements with a term of not more than thirty (30) days from the date of acquisition thereof for U.S. Government Securities and entered into with (i) a financial institution satisfying the criteria described in clause (c) of this definition or (ii) an Approved Dealer having (or being a member of a consolidated group having) at such date of acquisition, a credit rating of at least A-1 from S&P and at least P-1 from Moody’s (or if only one of S&P or Moody’s provides such rating, such Approved Dealer shall also have an equivalent credit rating from any other rating agency);

(e) investments in money market funds that invest primarily in investments of the type described in the immediately preceding clauses (a) through (d) above (including as to credit quality and maturity);

(f) a reinvestment agreement issued by any bank (if treated as a deposit by such bank), or a reinvestment agreement issued by any insurance company or other corporation or entity, in each case, at the date of such acquisition having a credit rating of at least A-1 from S&P and at least P-1 from Moody’s; provided that such reinvestment agreement may be unwound at the option of the Borrower at any time without penalty;

(g) money market funds that have, at all times, credit ratings of “Aaa” and “MR1+” by Moody’s and “AAAm” or “Aam-G” by S&P, respectively; and

(h) any of the following offered by SMBC or the Custodian (or any successor custodian or other entity acting in a similar capacity with respect to the Borrower): (i) money market deposit accounts, (ii) Eurodollar time deposits, (iii) commercial Eurodollar sweep services or (iv) open commercial paper services, in each case having, at such date of acquisition, a credit rating at least A-1 from S&P and at least P-1 from Moody’s and maturing not later than 270 days from the date of acquisition thereof;

provided that (i) in no event shall Cash Equivalents include any obligation that provides for the payment of interest alone (for example, interest-only securities or “IOs”); (ii) if any of Moody’s or S&P changes its rating system, then any ratings included in this definition shall be deemed to be an equivalent rating in a successor rating category of Moody’s or S&P, as the case may be; (iii) Cash Equivalents (other than U.S. Government Securities, certificates of deposit or repurchase agreements) shall not include any such investment of more than 10% of total assets of the Borrower and the Subsidiary Guarantors in any single issuer; and (iv) in no event shall Cash Equivalents include any obligation that is not denominated in Dollars or an Agreed Foreign Currency.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

“Central Bank Rate” means the greater of (A) the sum of (i) for any Loan denominated in (x) Sterling, the Bank of England (or any successor thereto)’s “Bank Rate” as published by the Bank of England (or any successor thereto) from time to time, (y) Euro, one of the following three rates as may be selected by the Administrative Agent in its reasonable discretion: (1) the fixed rate for the main refinancing operations of the European Central Bank (or any successor thereto), or, if that rate is not published, the minimum bid rate for the main refinancing operations of the European Central Bank (or any successor thereto), each as published by the European Central Bank (or any successor thereto) from time to time, (2) the rate for the marginal lending facility of the European Central Bank (or any successor thereto), as published by the European Central Bank (or any successor thereto) from time to time or (3) the rate for the deposit facility of the central banking system of the Participating Member States, as published by the European Central Bank (or any successor thereto) from time to time or (z) any other Agreed Foreign Currency, a central bank rate as determined by the Administrative Agent in its reasonable discretion; plus (ii) the applicable Central Bank Rate Adjustment and (B) 0%.

“Central Bank Rate Adjustment” means , for any date, for any Loan denominated in (A) Sterling, a rate equal to the difference (which may be a positive or negative value or zero) of (i) the average of the Daily Simple RFR for Sterling for the five most recent RFR Business Days preceding such day for which SONIA was available (excluding, from such averaging, the highest and the lowest Daily Simple RFR applicable during such period of five RFR Business Days) minus (ii) the Central Bank Rate in respect of Sterling in effect on the last RFR Business Day in such period, (B) Euro, a rate equal to the difference (which may be a positive or negative value or zero) of (i) the average of the EURIBOR Screen Rate for the five most recent Term Benchmark Banking Days for Euro preceding such day for which the EURIBOR Screen Rate was available (excluding, from such averaging, the highest and the lowest EURIBOR Screen Rate applicable during such period of five Term Benchmark Banking Days for Euro) minus (ii) the Central Bank Rate in respect of Euro in effect on the last Term Benchmark Banking Day for Euro in such period and (C) any other Agreed Foreign Currency, a Central Bank Rate Adjustment as determined by the Administrative Agent in its reasonable discretion. For the purposes of this definition, (x) the term “Central Bank Rate” shall be determined disregarding clause (a)(ii) of the definition of such term and (y) each of the EURIBOR Screen Rate on any day shall be based on the EURIBOR Screen Rate, on such day at approximately the time referred to in the definition of such term for deposits in the applicable Foreign Currency for a maturity of one month.

“Change in Control” means the Borrower shall cease to be managed by the External Manager or an Affiliate thereof that is registered as an investment adviser under the Investment Advisers Act of 1940 and in the business of managing or advising clients.

“Change in Law” means the occurrence, after the date of this Agreement (or with respect to a Person becoming a Lender by assignment or joinder after the date of this Agreement, the effective date thereof), of (a) the adoption of any law, treaty or governmental rule or regulation or any change in any law, treaty or governmental rule or regulation or in the interpretation, administration or application thereof (regardless of whether the underlying law, treaty or governmental rule or regulation was issued or enacted prior to the Effective Date (or with respect to a Person becoming a Lender by assignment or joinder after the date of this Agreement, the effective date thereof)), but excluding proposals thereof, or any determination of a court or

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

Governmental Authority, (b) any guideline, request or directive by any Governmental Authority (whether or not having the force of law) or any implementation rules or interpretations of previously issued guidelines, requests or directives, in each case that is issued or made after the Effective Date (or with respect to a Person becoming a Lender by assignment or joinder after the date of this Agreement, the effective date thereof) or (c) compliance by any Lender (or its applicable lending office) or any company Controlling such Lender with any guideline, request or directive regarding capital adequacy or liquidity (whether or not having the force of law) of any such Governmental Authority, in each case adopted after the Effective Date (or with respect to a Person becoming a Lender by assignment or joinder after the date of this Agreement, the effective date thereof). For the avoidance of doubt, all requests, rules, guidelines or directives concerning liquidity and capital adequacy issued (i) by any United States regulatory authority under or in connection with the implementation of the Dodd-Frank Wall Street Reform and Consumer Protection Act and (ii) by any Governmental Authority in connection with the implementation of the recommendations of the Bank for International Settlements or the Basel Committee on Banking Regulations and Supervisory Practices (or any successor or similar authority), in each case pursuant to Basel III or Basel IV, shall in each case be deemed to be a “Change in Law”, regardless of the date adopted, issued, promulgated or implemented.

“Class”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans constituting such Borrowing, are Syndicated Loans or Swingline Loans and (i) in the case of a Syndicated Loan, whether it is a Term Loan or a Revolving Loan and, (ii) in the case of a Term Loan, whether such Loan is an Initial Term Loan or an Incremental Term Loan (and each Incremental Term Loan funded on a different Commitment Increase Date may be treated as its own Class), as applicable, and (iii) in the case of a Revolving Loan, whether such Loan is, or the Loans constituting such Borrowing are, Dollar Loans or Multicurrency Loans; when used in reference to any Lender, refers to whether such Lender is a Term Lender or a Revolving Lender and, (x) in the case of any Term Lender, whether such Lender is an Initial Term Lender or an Incremental Term Lender (and each Incremental Term Lender funding Incremental Term Loans on a different Commitment Increase Date may be treated as its own Class), and (y) in the case of any Revolving Lender, whether such Lender is a Dollar Lender or a Multicurrency Lender; and, when used in reference to any Commitment, refers to whether such Commitment is a Term Commitment or Revolving Commitment and, (1) in the case of any Term Commitment, whether such Commitment is an Initial Term Commitment or an Incremental Term Commitment (and each Incremental Term Commitment with respect to Incremental Term Loans funded on a different Commitment Increase Date to be treated as its own Class), and (2) in the case of any Revolving Commitment, whether such Commitment is a Dollar Commitment or a Multicurrency Commitment.

“CLO Securities” means debt securities, mezzanine securities, equity securities, residual interests or composite or combination securities (i.e. securities consisting of a combination of debt and equity securities that are issued in effect as a unit) including synthetic securities that provide synthetic credit exposure to debt securities, mezzanine securities, equity securities, residual interests or composite or combination securities (or other investments, including any interests held to comply with applicable risk retention requirements, that similarly represent an investment in underlying pools of leveraged portfolios), that, in each case, entitle the holders thereof to receive payments that (i) depend on the cash flow from a portfolio consisting primarily

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

of ownership interests in debt securities, corporate loans or asset-backed securities or (ii) are subject to losses owing to credit events (howsoever defined) under credit derivative transactions with respect to debt securities, corporate loans or asset-backed securities.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Collateral” has the meaning assigned to such term in the Guarantee and Security Agreement.

“Collateral Agent” means SMBC in its capacity as Collateral Agent for the Secured Parties (as such term is defined in the Guarantee and Security Agreement) under the Guarantee and Security Agreement and the other Loan Documents, and includes any successor Collateral Agent thereunder.

“Collateral Pool” means, at any time, each Portfolio Investment that has been Delivered (as defined in the Guarantee and Security Agreement) to the Collateral Agent and is subject to the Lien of the Guarantee and Security Agreement, and then only for so long as such Portfolio Investment continues to be Delivered as contemplated therein and in which the Collateral Agent has a first-priority perfected Lien as security for the Secured Obligations (as defined in the Guarantee and Security Agreement) (subject to any Liens permitted by Section 6.02); provided that in the case of any Portfolio Investment in which the Collateral Agent has a first-priority perfected (other than, any asset for a period of up to 7 days (or such longer period up to sixty (60) days as the Collateral Agent may agree in its sole discretion), customary rights of setoff, banker’s lien, security interest or other like right upon deposit accounts and securities accounts in which such Portfolio Investments are held) security interest pursuant to a valid Uniform Commercial Code filing, such Portfolio Investment may be included in the Collateral Pool so long as all remaining actions to complete “Delivery” are satisfied in full within 7 days of such inclusion or such longer period up to sixty (60) days as the Collateral Agent may agree in its sole discretion.

“Combined Debt Amount” means, as of any date, (i) the aggregate Commitments as of such date (or, if greater, the Revolving Credit Exposures of all Lenders as of such date) plus (ii) the aggregate amount of outstanding Designated Indebtedness (as such term is defined in the Guarantee and Security Agreement) and, without duplication, the aggregate amount of unused and available commitments under any Designated Indebtedness (as such term is defined in the Guarantee and Security Agreement).

“Commitment Increase” has the meaning assigned to such term in Section 2.08(e)(i).

“Commitment Increase Date” has the meaning assigned to such term in Section 2.08(e)(i).

“Commitment Termination Date” means May 19, 2028.

“Commitments” means, collectively, the Term Commitments and the Revolving Commitments.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

“Competitor” means (a) any Person primarily engaged in the business of private asset management as a business development company, mezzanine fund, private debt fund, hedge fund, distressed asset fund, vulture fund, private equity fund or any venture lender, which is in direct or indirect competition with the Borrower or any Affiliate thereof, (b) those Persons listed in the Disqualified Assignees and Participants Side Letter, (c) any Person Controlled by, or Controlling, or under common Control with, a Person referred to in clause (a) or (b) above, or (d) any Person for which a Person referred to in clause (a) or (b) above serves as an investment advisor with discretionary investment authority.

“Concurrent Transactions” means, with respect to any proposed action or transaction hereunder, (a) any acquisition or sale of Portfolio Investments or other property or assets, (b) any payment of any outstanding Loan, Cash collateralization of Letters of Credit, or payment of other Indebtedness that is included in the Covered Debt Amount, (c) any Return of Capital or other distribution or receipt of cash from any Investment, (d) any incurrence of Indebtedness and the use of proceeds thereof, (e) any sale of Equity Interests of the Borrower, and (f) any pro forma adjustments related to any of the actions or transactions described in the foregoing clauses (a) through (e), in each case, (x) that occurs substantially simultaneously with and in any event within 24 hours of such proposed action or transaction and (y) is evidenced by a current Borrowing Base Certificate delivered by the Borrower.

“Conforming Changes” means with respect to the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Term Benchmark Rate”, the definition of “Alternate Base Rate”, the definition of “Canadian Prime Rate”, the definition of “Business Day”, the definition of “Term Benchmark Banking Day”, the definition of “U.S. Government Securities Business Day”, the definition of “Daily Simple RFR”, the definition of “Interest Period”, the definition of “RFR”, the definition of “RFR Business Day”, the definition of “RFR Interest Day”, the definition of “RFR Reference Day”, the definition of or any similar or analogous definition, timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 2.15 and other technical, administrative or operational matters) that the Administrative Agent (after consultation with the Borrower) decides in its reasonable discretion may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent (after consultation with the Borrower) decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

“Contingent Borrowing Base Deficiency” means, at any time that any Contingent Secured Indebtedness is outstanding, if the inclusion of all such Contingent Secured Indebtedness and the Portfolio Investments subject to the underlying repurchase transactions in the Covered Debt Amount and the Borrowing Base, respectively, would result in a Borrowing Base Deficiency.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

“Contingent Secured Indebtedness” means, on any date, Indebtedness of an Obligor (which may be guaranteed by one or more other Obligors) that (a) is incurred pursuant to one or more repurchase arrangements, (b) has a maturity at issuance of no more than 180 days (or, in the case of any renewal or extension thereof, 180 days after the then-current expiration date of such Contingent Secured Indebtedness) and (c) is not secured by any Collateral (other than by (x) any Portfolio Investment to the extent otherwise permitted to be transferred to an Excluded Asset hereunder, (y) the participation interest such Obligor sells or purports to sell in the underlying asset for such repurchase agreement(s) and such underlying asset or (z) any note or security issued by a Subsidiary of an Obligor that such Obligor sells or purports to sell, which economically represents the underlying asset for such repurchase agreement(s)).

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto; provided, however, that “Control” shall not include “negative” control or “blocking” rights that constitute “protective rights” whereby action cannot be taken without the vote or consent of any Person.

“Controlled Foreign Corporation” means any Subsidiary which is (i) a “controlled foreign corporation” (within the meaning of Section 957 of the Code), (ii) a Subsidiary substantially all the assets of which consist (directly or indirectly through one or more flow-through entities) of Equity Interests and/or indebtedness of one or more Subsidiaries described in clause (i) of this definition, or (iii) an entity treated as disregarded for U.S. federal income tax purposes and substantially all of the assets of which consist (directly or indirectly through one or more flow-through entities) of the Equity Interests and/or indebtedness of one or more Subsidiaries described in clause (i) or (ii) of this definition.

“CORRA” means the Canadian Overnight Repo Rate Average administered and published by the Bank of Canada (or any successor administrator of the Canadian Overnight Repo Rate Average).

“Covered Debt Amount” means, on any date, the sum (without duplication) of (x) all of the Credit Exposures of all Lenders on such date plus (y) the aggregate amount of Other Covered Indebtedness, Special Unsecured Indebtedness and Unsecured Longer-Term Indebtedness on such date minus (z) the LC Exposure fully Cash Collateralized on such date pursuant to Section 2.05(k) and the last paragraph of Section 2.09(a); provided that (A) the Existing Notes, Special Unsecured Indebtedness and Unsecured Longer-Term Indebtedness shall be excluded from the calculation of the Covered Debt Amount, in each case, until the date that is nine (9) months prior to the scheduled maturity date of such Indebtedness and (B) 50% of outstanding Unsecured Shorter-Term Indebtedness shall be excluded from the calculation of the Covered Debt Amount until the date that is 9 months prior to the scheduled maturity of such Unsecured Shorter-Term Indebtedness (provided that, to the extent, but only to the extent, any portion of any such Indebtedness is subject to a contractually scheduled amortization payment or other principal payment or mandatory redemption (it being understood that the conversion features into Permitted Equity Interests under Permitted Convertible Indebtedness (as well as the triggering of such conversion and/or settlement thereof solely with Permitted Equity Interests, except in the case of

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

interest or expenses or fractional shares (which may be payable in cash)), shall not constitute “amortization” for purposes of this definition) earlier than six (6) months after the Final Maturity Date (in the case of Unsecured Longer-Term Indebtedness) or earlier than the original final maturity date of such Indebtedness (in the case of the Existing Notes, Special Unsecured Indebtedness or Unsecured Shorter-Term Indebtedness), such portion of such Indebtedness shall be included in the calculation of the Covered Debt Amount beginning upon the date that is the later of (i) nine (9) months prior to such scheduled amortization payment or other scheduled principal payment or mandatory scheduled redemption and (ii) the date the Borrower becomes aware that such Indebtedness is required to be paid or redeemed). For the avoidance of doubt, for purposes of calculating the Covered Debt Amount, any convertible securities that constitute Indebtedness that is required to be included in the “Covered Debt Amount” will be included at the then outstanding principal balance thereof and in no event shall any Contingent Secured Indebtedness be included in the Covered Debt Amount other than for purposes of determining whether a Contingent Borrowing Base Deficiency has occurred or is continuing.

“Credit Exposure” means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Term Loans plus such Lender’s Revolving Credit Exposure at such time.

“Currency” means Dollars or any Foreign Currency.

“Custodian” has the meaning assigned to such term in the Guarantee and Security Agreement.

“Daily Compounded CORRA” means, for any day, CORRA with interest accruing on a compounded daily basis, with the methodology and conventions for this rate (which will include compounding in arrears with a lookback) being established by the Administrative Agent in accordance with the methodology and conventions for this rate selected or recommended by the Relevant Governmental Body for determining compounded CORRA for business loans; provided that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may (in consultation with the Borrower) establish another convention in its reasonable discretion; and provided that if the administrator has not provided or published CORRA and a Benchmark Replacement Date with respect to CORRA has not occurred, then, in respect of any day for which CORRA is required, references to CORRA will be deemed to be references to the last provided or published CORRA. Any change in Daily Compounded CORRA due to a change in CORRA shall be effective from and including the effective date of such change in CORRA without notice to the Borrower.

“Daily Simple RFR” means, for any day (an “RFR Interest Day”), an interest rate per annum equal to the greater of (i) SONIA for the day (the “RFR Reference Day”) that is five RFR Business Days prior to (A) if such RFR Interest Day is a RFR Business Day, such RFR Interest Day or (B) if such RFR Interest Day is not a RFR Business Day, the RFR Business Day immediately preceding such RFR Interest Day, in each case plus the applicable RFR Applicable Credit Adjustment Spread, and (ii) 0.00%. If by 5:00 p.m., (London time), on the second RFR Business Day immediately following any RFR Reference Day, SONIA in respect of such RFR Reference Day has not been published on the SONIA Administrator’s Website and a Benchmark Replacement Date with respect to the Daily Simple RFR has not occurred, then SONIA for such

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

RFR Reference Day will be SONIA as published in respect of the first preceding RFR Business Day for which SONIA was published on the SONIA Administrator’s Website; provided that SONIA as determined pursuant to this sentence shall be utilized for purposes of calculating the Daily Simple RFR for no more than three consecutive RFR Interest Days. Any change in Daily Simple RFR due to a change in SONIA shall be effective from and including the effective date of such change in SONIA without notice to the Borrower.

“Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided, that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion (in consultation with the Borrower).

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Defaulting Lender” means, subject to Section 2.19(b), any Lender that, as determined by the Administrative Agent, (a) has failed to (i) fund all or any portion of its Loans or participations in Letters of Credit or Swingline Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s reasonable determination that one or more conditions precedent to funding (each of which conditions precedent, together with the applicable default, if any, shall be specifically identified in detail in such writing) has not been satisfied or has not otherwise been waived in accordance with the terms of this Agreement, or (ii) pay to the Administrative Agent, any Issuing Bank, any Swingline Lender or any Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swingline Loans) within two Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent, any Issuing Bank or any Swingline Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s commercially reasonable determination that a condition precedent to funding (which condition precedent, together with the applicable default, if any, shall be specifically identified in detail in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) the Administrative Agent has received notification that such Lender has become, or has a direct or indirect parent company that is, (i) insolvent, or is generally unable to pay its debts as they become due, or admits in writing its inability to pay its debts as they become due, or makes a general assignment for the benefit of its creditors, (ii) other than via an Undisclosed Administration, the subject of a bankruptcy, insolvency, reorganization, liquidation or similar

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

proceeding, or a receiver, trustee, conservator, intervenor or sequestrator or the like has been appointed for such Lender or its direct or indirect parent company, or such Lender or its direct or indirect parent company has taken any action in furtherance of or indicating its consent to or acquiescence in any such proceeding or appointment, (iii) the subject of a Bail-In Action or (e) is a GBSA Lender with respect to which a GBSA Initial Notice has been given; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority or instrumentality so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (e) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.19(b)) upon such determination (and the Administrative Agent shall deliver written notice of such determination to the Borrower, each Issuing Bank and each Lender and each Swingline Lender).

“Designated Obligations” means all obligations of the Borrower with respect to (a) principal of and interest on the Loans and (b) accrued and unpaid fees under the Loan Documents.

“Designated Swap” means any total return swap, credit default swap or equity hedging agreement entered into as a means to invest in bonds, notes, loans, debentures or securities on a leveraged basis.

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property by any Person (or the granting of any option or other right to do any of the foregoing), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith; provided that the term “Disposition” or “Dispose” shall not include the disposition of Investments originated by the Borrower and immediately transferred to a Financing Subsidiary pursuant to a transaction not prohibited hereunder or any disposition of a Portfolio Investment received from an Excluded Asset and promptly transferred to another Excluded Asset or any Back-to-Back Transaction pursuant to the terms of Section 6.03(h).

“Disqualified Equity Interests” means any Equity Interest of the Borrower that is not a Permitted Equity Interest.

“Disqualified Assignees and Participants Side Letter” means that certain Side Letter, dated as of the Effective Date, between the Borrower and the Administrative Agent (as amended, restated, modified or otherwise supplemented from time to time with the consent of the Administrative Agent and the Lead Arranger). The Administrative Agent agrees to promptly provide each Lender with (a) the Disqualified Assignees and Participants Side Letter then in effect upon the request of such Lender and (b) any amendments, modifications or other updates to the Disqualified Assignees and Participants Side Letter.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

“Dollar Commitment” means, with respect to each Dollar Lender, the commitment of such Dollar Lender to make Revolving Loans, and to acquire participations in Letters of Credit and Swingline Loans, denominated in Dollars hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Revolving Dollar Credit Exposure hereunder, as such commitment may be (a) reduced or increased from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s Dollar Commitment is set forth on Schedule 1.01(b), or in the Increasing Lender/Joining Lender Agreement or Assignment and Assumption pursuant to which such Lender shall have assumed its Dollar Commitment, as applicable. The aggregate amount of the Lenders’ Dollar Commitments as of the Third Amendment Effective Date is $265,000,000.

“Dollar Equivalent” means, on any date of determination, with respect to an amount denominated in any Foreign Currency, the amount of Dollars that would be required to purchase such amount of such Foreign Currency on the date two Business Days prior to such date, based upon the spot selling rate at which the Administrative Agent or the applicable Issuing Bank, as applicable, offers to sell such Foreign Currency for Dollars in the Principal Financial Center for such Foreign Currency at approximately 11:00 a.m., Applicable Time, for delivery two Business Days later; provided that the Administrative Agent or such Issuing Bank, as applicable, may obtain such spot rate from another financial institution designated by the Administrative Agent or such Issuing Bank if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency; provided further that such Issuing Bank may use such spot rate quoted on the date as of which the foreign exchange computation is made in the case of any Letters of Credit denominated in any Agreed Foreign Currency.

“Dollar LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Dollar Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements in respect of such Letters of Credit that have not yet been reimbursed by or on behalf of the Borrower at such time. The Dollar LC Exposure of any Lender at any time shall be its Applicable Dollar Percentage of the total Dollar LC Exposure at such time. For all purposes of this Agreement, if on any date of determination a Dollar Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the International Standby Practices, such Dollar Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.

“Dollar Lender” means the Persons listed on Schedule 1.01(b) as having Dollar Commitments and any other Person that shall have become a party hereto pursuant to a Increasing Lender/Joining Lender Agreement or Assignment and Assumption that provides for it to assume a Dollar Commitment or to acquire Revolving Dollar Credit Exposure, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.

“Dollar Letters of Credit” means Letters of Credit that utilize the Dollar Commitments.

“Dollar Loan” means a Revolving Loan denominated in Dollars.

“Dollars” or “$” refers to lawful money of the United States of America.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

“EBITDA” means the consolidated net income of the applicable Person (excluding extraordinary, unusual or non-recurring gains and extraordinary losses (to the extent excluded in the definition of “EBITDA” (or similar defined term used for the purposes contemplated herein) in the relevant agreement relating to the applicable Portfolio Investment)) for the relevant period plus, without duplication, the following to the extent deducted in calculating such consolidated net income in the relevant agreement relating to the applicable Portfolio Investment for such period: (i) consolidated interest charges for such period, (ii) the provision for federal, state, local and foreign income taxes payable for such period, (iii) depreciation and amortization expense for such period, and (iv) such other adjustments included in the definition of “EBITDA” (or similar defined term used for the purposes contemplated herein) in the relevant agreement relating to the applicable Portfolio Investment, provided that such adjustments are usual and customary and substantially comparable to market terms for substantially similar debt of other similarly situated borrowers at the time such relevant agreements are entered into as reasonably determined in good faith by the Borrower. Notwithstanding the foregoing, EBITDA may be calculated by the Borrower in good faith using information from and calculations consistent with the relevant financial models, pro forma financial statements, compliance statements and financial reporting packages provided by the relevant issuer as per the requirements of the relevant agreement governing a Portfolio Investment.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Date” means the date on which the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 9.02), which date is December 24, 2021.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests or equivalents (however designated, including any instrument treated as equity for U.S. federal income tax purposes) in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.

“ERISA” means the U.S. Employee Retirement Income Security Act of 1974, and the rules and regulations promulgated thereunder, each as amended or modified from time to time.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code,

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414(m) or (o) of the Code.

“ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) any failure by any Plan to satisfy the minimum funding standards (within the meaning of Section 412 of the Code or Section 302 of ERISA) applicable to such Plan; (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan, other than for the payment of plan contributions or PBGC premiums due but not delinquent under Section 4007 of ERISA; (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; or (f) the imposition of Withdrawal Liability on the Borrower or any ERISA Affiliate or the receipt of any notice by the Borrower or any ERISA Affiliate of the insolvency, within the meaning of Title IV of ERISA, of any Multiemployer Plan to which the Borrower or any ERISA Affiliate is obligated to contribute.

“Erroneous Payment” has the meaning assigned to it in Section 8.09(a).

“Erroneous Payment Deficiency Assignment” has the meaning assigned to it in Section 8.09(d).

“Erroneous Payment Impacted Class” has the meaning assigned to it in Section 8.09(d).

“Erroneous Payment Return Deficiency” has the meaning assigned to it in Section 8.09(d).

“Erroneous Payment Subrogation Rights” has the meaning assigned to it in Section 8.09(d).

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“EURIBOR Screen Rate” has the meaning set forth in the definition of “Term Benchmark Rate”.

“Euro” or “€” means a single currency of the Participating Member States.

“Event of Default” has the meaning assigned to such term in Article VII.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

“Excluded Assets” means the entities identified as Excluded Assets in Schedule 1.01(d) hereto, any Permitted CLO Issuer, CLO Securities and finance lease obligations, SPE Subsidiaries, and any similar assets or entities, in each case, in which any Obligor holds an interest on or after the Effective Date, and, in each case, their respective Subsidiaries, unless, in the case of any such asset or entity, the Borrower designates in writing to the Collateral Agent that such asset or entity is not an Excluded Asset.

“Excluded Taxes” means, with respect to the Administrative Agent, any Lender, any Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) Taxes imposed on (or measured by) such recipient’s net income (however denominated), net profits, franchise Taxes and branch profits or any similar Taxes, in each case, (i) imposed by the United States of America (or any state or political subdivision thereof), or by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located or (ii) Other Connection Taxes, (b) in the case of a Lender, any Taxes that are U.S. withholding taxes imposed on amounts payable to or for the account of such Lender (i) at the time such Lender (other than an assignee pursuant to a request by the Borrower under Section 2.18(b)) becomes a party to this Agreement (or otherwise acquires an interest in a Loan or Commitment) or designates a new lending office, except in each case to the extent that such Lender’s assignor or such Lender was entitled to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 2.16, at the time of such assignment or designation (other than to the extent such withholding is as a result of a CAM Exchange), or (ii) that is attributable to such Lender’s failure or inability (other than as a result of a Change in Law occurring after the date such Lender becomes a party to this Agreement) to comply with Section 2.16(f), (c) any U.S. federal, state or local backup withholding Taxes imposed on payments made under any Loan Document, and (d) any withholding Taxes that are imposed under FATCA.

“Existing Notes” means the 2026 Notes-A and the 2026 Notes-B.

“External Manager” means BCSF Advisors LP.

“Extraordinary Receipts” means any cash received by or paid to any Obligor on account of any foreign, United States, state or local tax refunds, pension plan reversions, judgments, proceeds of settlements or other consideration of any kind in connection with any cause of action, condemnation awards (and payments in lieu thereof), indemnity payments received not in the ordinary course of business and any purchase price adjustment received not in the ordinary course of business in connection with any purchase agreement and proceeds of insurance (excluding, however, for the avoidance of doubt, proceeds of any issuance of Equity Interests and issuances of Indebtedness by any Obligor); provided that Extraordinary Receipts shall not include any (x) amounts that the Borrower receives from the Administrative Agent or any Lender pursuant to Section 2.16(h), or (y) cash receipts to the extent received from proceeds of insurance, condemnation awards (or payments in lieu thereof), indemnity payments or payments in respect of judgments or settlements of claims, litigation or proceedings to the extent that such proceeds, awards or payments are received by any Person in respect of any unaffiliated third party claim

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

against or loss by such Person and promptly applied to pay (or to reimburse such Person for its prior payment of) such claim or loss and the costs and expenses of such Person with respect thereto.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.

“Federal Funds Effective Rate” means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it; provided that if the Federal Funds Effective Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

“Fee Letter” means that certain fee letter, dated November 23, 2021, among the Borrower, the Administrative Agent and SMBC, as the Lead Arranger and a Lender.

“Final Maturity Date” means May 18, 2029.

“Financial Officer” means the chief financial officer, principal accounting officer, treasurer or controller of the Borrower.

“Financing Subsidiary” means an SPE Subsidiary or an SBIC Subsidiary.

“Floor” means zero percent (0.00%).

“Foreign Currency” means at any time any currency other than Dollars.

“Foreign Currency Equivalent” means, with respect to any amount denominated in Dollars, the amount of any Foreign Currency that could be purchased with such amount of Dollars using the reciprocal of the foreign exchange rate(s) specified in the definition of “Dollar Equivalent”, as reasonably determined by the Administrative Agent.

“Foreign Lender” means any Lender that is not a United States Person.

“Foreign Subsidiary” means any Subsidiary of the Borrower that is a Controlled Foreign Corporation.

“Fronting Exposure” means, at any time there is a Defaulting Lender, with respect to any Issuing Bank, such Defaulting Lender’s (a) Applicable Dollar Percentage of the outstanding Dollar LC Exposure and (b) Applicable Multicurrency Percentage of the outstanding

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

Multicurrency LC Exposure, in each case with respect to Letters of Credit issued by such Issuing Bank other than Dollar LC Exposure or Multicurrency LC Exposure, as the case may be, as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof.

“Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

“GAAP” means generally accepted accounting principles in the United States of America.

“GBSA” has the meaning assigned to such term in Section 9.22.

“GBSA Consultation Notice” has the meaning assigned to such term in Section 9.22.

“GBSA Consultation Period” has the meaning assigned to such term in Section 9.22.

“GBSA Final Notice” has the meaning assigned to such term in Section 9.22.

“GBSA Initial Notice” has the meaning assigned to such term in Section 9.22.

“GBSA Lender” has the meaning assigned to such term in Section 9.22.

“GBSA Obligations” has the meaning assigned to such term in Section 9.22.

“Governmental Authority” means the government of the United States of America, or of any other nation, or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, including any supra-national body exercising such powers or functions (such as the European Union or the European Central Bank).

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; and “Guaranteed” has a meaning correlative thereto;

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

provided that the term Guarantee shall not include (i) endorsements for collection or deposit in the ordinary course of business or (ii) customary indemnification agreements entered into in the ordinary course of business, provided that such indemnification obligations are unsecured, such Person has determined that any liability thereunder is remote and such indemnification obligations are not the functional equivalent of the guaranty of a payment obligation of the primary obligor. The amount of any Guarantee at any time shall be deemed to be an amount equal to the maximum stated or determinable amount of the primary obligation in respect of which such Guarantee is incurred, unless the terms of such Guarantee expressly provide that the maximum amount for which such Person may be liable thereunder is a lesser amount (in which case the amount of such Guarantee shall be deemed to be an amount equal to such lesser amount).

“Guarantee and Security Agreement” means that certain Guarantee and Security Agreement dated as of the Effective Date among the Borrower, the Administrative Agent, each Subsidiary of the Borrower from time to time party thereto, each holder (or an authorized agent, representative or trustee therefor) from time to time of any Secured Longer-Term Indebtedness or Secured Shorter-Term Indebtedness, and the Collateral Agent.

“Guarantee Assumption Agreement” means a Guarantee Assumption Agreement substantially in the form of Exhibit B to the Guarantee and Security Agreement (or such other form as shall be reasonably satisfactory to the Collateral Agent) between the Collateral Agent and an entity that pursuant to Section 5.08 is required to become a “Subsidiary Guarantor” under the Guarantee and Security Agreement (with such changes as the Administrative Agent shall request consistent with the requirements of Section 5.08).

“Hedging Agreement” means any interest rate protection agreement, Designated Swap, total return swap, foreign currency exchange protection agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

“Immaterial Subsidiaries” means those Subsidiaries of the Borrower that are “designated” as Immaterial Subsidiaries by the Borrower from time to time (it being understood that the Borrower may at any time change any such designation); provided that such designated Immaterial Subsidiaries shall collectively meet all of the following criteria as of the date of the most recent statement of assets and liabilities required to be delivered pursuant to Section 5.01: (a) the aggregate assets of such Subsidiaries and their respective Subsidiaries (on a consolidated basis) as of such date do not exceed an amount equal to 5% of the consolidated assets of the Borrower and its Subsidiaries as of such date; and (b) the aggregate revenues of such Subsidiaries and their respective Subsidiaries (on a consolidated basis) for the fiscal quarter ending on such date do not exceed an amount equal to 5% of the consolidated revenues of the Borrower and its Subsidiaries for such period; provided, further, that the designation of any Subsidiary as an “Immaterial Subsidiary” and any change of any such designation may be made by the Borrower in any Borrowing Base Certificate delivered pursuant to Section 5.01(d) or through the delivery of a certificate of a Financial Officer to the Administrative Agent to such effect at any time.

“Increasing Lender” has the meaning assigned to such term in Section 2.08(e).

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

“Increasing Lender/Joining Lender Agreement” has the meaning assigned to such term in Section 2.08(e)(ii).

“Incremental Term Commitment” means as to each Incremental Term Lender, the obligation of such Lender to make, on and subject to the terms and conditions hereof, an Incremental Term Loan to the Borrower in Dollars pursuant to Section 2.08(e)(ii)(C) in an aggregate principal amount up to but not exceeding the amount set forth in the applicable Increasing Lender/Joining Lender Agreement. The initial amount of each Lender’s Incremental Term Commitment shall be set forth in the applicable Increasing Lender/Joining Lender Agreement.

“Incremental Term Lender” means each Lender having an Incremental Term Commitment or, as the case may be, an outstanding Incremental Term Loan.

“Incremental Term Loans” means any term loans made by Incremental Term Lenders to the Borrower pursuant to Section 2.08(e)(ii)(C).

“Indebtedness” of any Person means, without duplication, (a) (i) all obligations of such Person for borrowed money or (ii) with respect to deposits or advances of any kind that are required to be to accounted for under GAAP as a liability on the financial statements of such Person (other than deposits received in connection with a portfolio investment (including Portfolio Investments) of such Person in the ordinary course of such Person’s business (including, but not limited to, any deposits or advances in connection with expense reimbursement, prepaid agency fees, other fees, indemnification, work fees, tax distributions or purchase price adjustments)), (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments representing extensions of credit, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person (excluding accounts payable and accrued expenses and trade accounts incurred in the ordinary course of business), (d) all obligations of such Person in respect of the deferred purchase price of property or services (excluding accounts payable and accrued expenses incurred in the ordinary course of business), (e) all Indebtedness of others secured by any Lien (other than a Lien permitted by Section 6.02(d)) on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed (with the amount of such Indebtedness being the lower of the outstanding amount of such Indebtedness and the fair market value of the property subject to such Lien), (f) all Guarantees by such Person of Indebtedness of others, (g) all Capital Lease Obligations of such Person, (h) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (i) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, (j) all obligations of such Person under any Designated Swap, and (i) all Disqualified Equity Interests. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. Notwithstanding the foregoing, “Indebtedness” shall not include (i) any revolving commitments, delayed draw term loans or letters of credit for which any Obligor is acting as a lender or issuing lender, as applicable, as part of or in connection with a Portfolio Investment, (ii) any non-recourse liabilities for participation sold by any Person in any

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

Bank Loans, (iii) indebtedness of such Person on account of the sale by such Person of the first out tranche of any First Lien Bank Loan that arises solely as an accounting matter under ASC 860, (iv) escrows or purchase price holdbacks arising in the ordinary course of business in respect of a portion of the purchase price of an asset or Investment to satisfy unperformed obligations of the seller of such asset or Investment, (v) a commitment arising in the ordinary course of business to make a future Investment or fund the delayed draw or unfunded portion of any existing Investment, (vi) uncalled capital or other commitments of an Obligor in Joint Venture Investments, as well as any letter or agreement requiring any Obligor to provide capital to a Joint Venture Investment or a lender to a Joint Venture Investment, (vii) any accrued incentive, management or other fees to an investment manager or its affiliates (regardless of any deferral in payment thereof), (viii) Hedging Agreements entered into pursuant to Section 6.04(c) and not for borrowed money or (ix) non-recourse liabilities for participations sold by any Person in any Bank Loan.

“Indemnified Taxes” means Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under this Agreement.

“Independent” when used with respect to any specified Person means that such Person (a) does not have any direct financial interest or any material indirect financial interest in the Borrower or any of its Subsidiaries or Affiliates (including its investment advisor or any Affiliate thereof) and (b) is not connected with the Borrower or of its Subsidiaries or Affiliates (including its investment advisor or any Affiliate thereof) as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

“Industry Classification Group” means (a) any of the classification groups set forth in Schedule 1.01(c) hereto, together with any such classification groups that may be subsequently established by Moody’s and provided by the Borrower to the Administrative Agent, and (b) up to three additional industry group classifications established by the Borrower pursuant to Section 5.12.

“Initial GBSA Termination Date” has the meaning assigned to such term in Section 9.22.

“Initial Term Commitment” means as to each Term Lender, the obligation of such Lender to make, on and subject to the terms and conditions hereof, a Term Loan to the Borrower in Dollars pursuant to Section 2.01(c) in an aggregate principal amount up to but not exceeding the amount set forth opposite the name of such Lender on Schedule 1.01(b). The amount of each Lender’s Initial Term Commitment as of the Third Amendment Effective Date is set forth on Schedule 1.01(b). The aggregate amount of the Lenders’ Initial Term Commitments as of the Third Amendment Effective Date is $40,000,000.

“Initial Term Lender” means each Lender having an Initial Term Commitment or, as the case may be, an outstanding Initial Term Loan.

“Initial Term Loans” means the term loans made by the Lenders to the Borrower pursuant to Section 2.01(c).

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

“Interest Election Request” means a request by the Borrower to convert or continue a Syndicated Borrowing in accordance with Section 2.07, which, if in writing, shall be in a form approved by the Administrative Agent and signed by the Borrower.

“Interest Payment Date” means (a) with respect to any Syndicated ABR Loan, each Quarterly Date, (b) with respect to any RFR Loan, each Monthly Date, (c) with respect to any Term Benchmark Loan, the last day of each Interest Period therefor and, in the case of any Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at three-month intervals after the first day of such Interest Period and (d) with respect to any Swingline Loan, the day that such Loan is required to be repaid.

“Interest Period” means, for any Term Benchmark Loan or Borrowing, the period commencing on the date of such Loan or Borrowing and ending on the numerically corresponding day in the calendar month that is one month, three months or, except with respect to Term Benchmark Loans denominated in Canadian Dollars, six months thereafter or, with respect to such portion of any Term Benchmark Loan or Borrowing denominated in a Foreign Currency that is scheduled to be repaid on the Final Maturity Date, a period of less than one month’s duration commencing on the date of such Loan or Borrowing and ending on the Final Maturity Date, as specified in the applicable Borrowing Request or Interest Election Request; provided that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) any Interest Period (other than an Interest Period pertaining to a Term Benchmark Borrowing denominated in a Foreign Currency that ends on the Final Maturity Date that is permitted to be of less than one month’s duration as provided in this definition) that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period and (iii) no tenor that has been removed from this definition pursuant to Section 2.20(d) shall be available for specification in such Borrowing Request or notice of conversion or continuation unless or until it is reinserted pursuant to Section 2.20(d). For purposes hereof, the date of a Loan initially shall be the date on which such Loan is made and thereafter shall be the effective date of the most recent conversion or continuation of such Loan, and the date of a Syndicated Borrowing comprising Loans that have been converted or continued shall be the effective date of the most recent conversion or continuation of such Loans.

“Investment” means, for any Person: (a) Equity Interests, bonds, notes, debentures or other securities of any other Person or any agreement to acquire any Equity Interests, bonds, notes, debentures or other securities of any other Person (and any rights or proceeds in respect of (x) any “short sale” of securities or (y) any sale of any securities at a time when such securities are not owned by such Person); (b) deposits, advances, loans or other extensions of credit made to any other Person (including purchases of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such Person, but excluding any advances to employees, officers, directors and consultants of such Borrower or any of its Subsidiaries for expenses in the ordinary course of business); or (c) Hedging Agreements and Designated Swaps.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

“Investment Company Act” means the Investment Company Act of 1940, as amended from time to time.

“Investment Policies” means the investment objectives, policies, restrictions and limitations set forth in its Registration Statement, and as the same may be changed, altered, expanded, amended, modified, terminated or restated from time to time in accordance with this Agreement.

“Issuing Bank” means SMBC, MUFG Bank, Ltd. and any other Issuing Bank designated pursuant to Section 2.05(l), in their capacity as the issuers of Letters of Credit hereunder, and their respective successors in such capacity as provided in Section 2.05(j). In the case of any Letter of Credit to be issued in an Agreed Foreign Currency, each Issuing Bank may designate any of its affiliates as the “Issuing Bank” for purposes of such Letter of Credit.

“IVP Supplemental Cap” has the meaning assigned to such term in Section 9.03(a).

“Japanese Yen” means the lawful currency of Japan.

“Joint Venture Investment” means, with respect to any Obligor, (a) any Investment by such Obligor in a joint venture or other investment vehicle in the form of a capital investment, loan or other commitment in or to such joint venture or other investment vehicle pursuant to which such Obligor may be required to provide contributions, investments, or financing to such joint venture or other investment vehicle and which Investment the Borrower has designated in writing as a “Joint Venture Investment” and (b) any Joint Venture Subsidiary.

“Joint Venture Subsidiary” means, with respect to any Obligor, any Investment by such Obligor in a joint venture or other investment vehicle in the form of a capital investment, loan or other commitment in or to such joint venture or other investment vehicle pursuant to which such Obligor may be required to provide contributions, investments, or financing to such joint venture or other investment vehicle which is, under GAAP, consolidated on the financial statements of the Borrower and its Subsidiaries and which Investment the Borrower has designated in writing as a “Joint Venture Subsidiary”.

“LC Disbursement” means a payment made by any Issuing Bank pursuant to a Letter of Credit.

“LC Exposure” means, at any time, the sum of the Dollar LC Exposure and the Multicurrency LC Exposure.

“Lead Arranger” means SMBC.

“Lender NDA” has the meaning assigned to such term in Section 9.04(b)(i).

“Lenders” means, collectively, the Term Lenders, the Dollar Lenders and the Multicurrency Lenders. Unless the context otherwise requires, the term “Lenders” includes each Swingline Lender.

“Letter of Credit” means any letter of credit issued pursuant to this Agreement.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

“Letter of Credit Collateral Account” has the meaning assigned to such term in Section 2.05(k).

“Letter of Credit Documents” means, with respect to any Letter of Credit, collectively, any application therefor and any other agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (a) the rights and obligations of the parties concerned or at risk with respect to such Letter of Credit or (b) any collateral security for any of such obligations, each as the same may be modified and supplemented and in effect from time to time.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance (other than any customary contractual limitation set forth in any agreement that is not prohibited from being entered into hereunder), charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities (other than on market terms at fair value so long as in the case of any Portfolio Investment, the Value used in determining the Borrowing Base is not greater than the purchase or call price), except in favor of the issuer thereof (and, for the avoidance of doubt, in the case of Investments that are loans or other debt obligations, customary or otherwise market restrictions on assignments or transfers, buyout rights, voting rights, right of first offer or refusal thereof pursuant to the underlying documentation of such Investment shall not be deemed to be a “Lien” and in the case of Investments that are securities, excluding customary drag-along, tag-along, buyout rights, voting rights, right of first refusal, restrictions on assignments or transfers and other similar rights in favor of one or more equity holders of the same issuer).

“Loan Documents” means, collectively, this Agreement, the Letter of Credit Documents and the Security Documents.

“Loans” means the loans made by the Lenders to the Borrower pursuant to this Agreement, including the Syndicated Loans and the Swingline Loans.

“Losses” has the meaning assigned to such term in Section 9.03(b).

“Margin Stock” means “margin stock” within the meaning of Regulations T, U and X.

“Material Adverse Effect” means a material adverse effect on (a) the business, Investments and other assets, liabilities or financial condition of the Borrower or the Borrower and its Subsidiaries (other than Financing Subsidiaries) taken as a whole (excluding in any case a decline in the net asset value of the Borrower or a change in general market conditions or values of the Investments, including the Portfolio Investments) or (b) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Collateral Agent, the Administrative Agent or the Lenders thereunder.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

“Material Indebtedness” means (a) Indebtedness (other than the Loans, Letters of Credit, Hedging Agreements and Designated Swaps), of any one or more of the Borrower and the Subsidiary Guarantors in an aggregate principal amount exceeding $50,000,000 and (b) obligations in respect of one or more Hedging Agreements or Designated Swaps under which the maximum aggregate amount (giving effect to any netting agreements) that the Borrower and the Subsidiary Guarantors would be required to pay if such Hedging Agreement(s) or such Designated Swap(s) were terminated at such time would exceed $50,000,000.

“Minimum Collateral Amount” means, at any time, with respect to Cash Collateral consisting of Cash or deposit account balances, an amount equal to 100% of the Fronting Exposure of each Issuing Bank with respect to Letters of Credit issued and outstanding at such time.

“Modification Offer” means, to the extent required by the definition of Secured Longer-Term Indebtedness, Special Unsecured Indebtedness or Unsecured Longer-Term Indebtedness, an obligation of the applicable Obligor that will be satisfied if at least ten (10) Business Days (or, such shorter period if ten (10) Business Days is not practicable) prior to the incurrence of such Secured Longer-Term Indebtedness, Special Unsecured Indebtedness or Unsecured Longer-Term Indebtedness, the Borrower shall have provided notice to the Administrative Agent of the terms thereof that do not satisfy the requirements for such type of Indebtedness set forth in the respective definitions in this Agreement, which notice shall contain reasonable detail of the terms thereof and an unconditional offer by the Borrower to amend this Agreement to the extent necessary to satisfy the requirements in the definition of “Secured Longer-Term Indebtedness”, “Special Unsecured Indebtedness” or “Unsecured Longer-Term Indebtedness”, as applicable. If any such Modification Offer is accepted by the Required Lenders within three (3) Business Days of receipt of such offer, this Agreement shall be deemed automatically amended (and, upon the request of the Administrative Agent or the Required Lenders, the Borrower shall promptly enter into a written amendment evidencing such amendment), mutatis mutandis, solely to reflect all or some of such more restrictive provisions, as elected by the Required Lenders. Notwithstanding the foregoing any provision in a Modification Offer (including any associated cure or grace period) incorporated into this Agreement pursuant to the definition of Secured Longer-Term Indebtedness, Special Unsecured Indebtedness or Unsecured Longer-Term Indebtedness, as applicable, shall be deemed automatically deleted from this Agreement at such time as the terms of such other Indebtedness are permanently amended so that such provision no longer applies or the applicable Secured Longer-Term Indebtedness, Special Unsecured Indebtedness or Unsecured Longer-Term Indebtedness is terminated or otherwise no longer in effect. Upon the request of the Borrower, the Lenders shall (at the Borrower’s sole cost and expense) enter into any additional agreement or amendment to this Agreement requested by the Borrower evidencing the amendment or deletion of any such provision in accordance with the terms hereof.

“Monthly Dates” means the last Business Day of each calendar month

“Moody’s” means Moody’s Investors Service, Inc. or any successor thereto.

“Multicurrency Commitment” means, with respect to each Multicurrency Lender, the commitment of such Multicurrency Lender to make Revolving Loans, and to acquire participations in Letters of Credit and Swingline Loans, denominated in Dollars and in Agreed

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

Foreign Currencies hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Revolving Multicurrency Credit Exposure hereunder, as such commitment may be (a) reduced or increased from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s Multicurrency Commitment is set forth on Schedule 1.01(b), or in the Increasing Lender/Joining Lender Agreement or Assignment and Assumption pursuant to which such Lender shall have assumed its Multicurrency Commitment, as applicable. The aggregate amount of the Lenders’ Multicurrency Commitments as of the Third Amendment Effective Date is $550,000,000.

“Multicurrency LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Multicurrency Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements in respect of such Letters of Credit that have not yet been reimbursed by or on behalf of the Borrower at such time. The Multicurrency LC Exposure of any Lender at any time shall be its Applicable Multicurrency Percentage of the total Multicurrency LC Exposure at such time. For purposes of computing the amount available to be drawn under any Multicurrency Letter of Credit, the amount of such Multicurrency Letter of Credit shall be determined in accordance with Section 1.05. For all purposes of this Agreement, if on any date of determination a Multicurrency Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the International Standby Practices, such Multicurrency Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.

“Multicurrency Lender” means the Persons listed on Schedule 1.01(b) as having Multicurrency Commitments and any other Person that shall have become a party hereto pursuant to the Increasing Lender/Joining Lender Agreement or Assignment and Assumption that provides for it to assume a Multicurrency Commitment or to acquire Revolving Multicurrency Credit Exposure, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.

“Multicurrency Letters of Credit” means Letters of Credit that utilize the Multicurrency Commitments.

“Multicurrency Loan” means a Revolving Loan denominated in Dollars or an Agreed Foreign Currency under the Multicurrency Commitments.

“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA which the Borrower or any ERISA Affiliate has or within the preceding six years had any obligation to make any contributions.

“National Currency” means the currency, other than the Euro, of a Participating Member State.

“Net Cash Proceeds” means:

(a) with respect to any Disposition by the Borrower or any other Obligor, or any Extraordinary Receipt received or paid to the account of the Borrower or any other Obligor

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

(in each case, which requires a payment of the Loans under Section 2.10(d)), an amount equal to (a) the sum of cash and Cash Equivalents received by an Obligor or paid to the account of an Obligor in connection with such transaction (including any cash or Cash Equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) minus (b) the sum of (i) the principal amount of any Indebtedness that is secured by the applicable asset and that is required to be repaid in connection with such transaction (other than Indebtedness under the Loan Documents), (ii) the reasonable out-of-pocket fees, costs and expenses incurred by the Borrower or such Obligor in connection with such transaction, (iii) the taxes paid or reasonably estimated to be actually payable within two years of the date of the relevant transaction in connection with such transaction; provided that, if the amount of any estimated taxes pursuant to this clause (iii) exceeds the amount of taxes actually required to be paid in cash in respect of such Disposition, the aggregate amount of such excess shall constitute Net Cash Proceeds (as of the date the Borrower determines such excess exists), (iv) any reasonable costs, fees, commissions, premiums and expenses incurred by the Borrower or any other Obligor in connection with such Disposition and (v) reserves for indemnification, purchase price adjustments or analogous arrangements either (x) required by underlying documentation for such Disposition or (y) reasonably estimated by the Borrower or the relevant Obligor in connection with such Disposition; provided that, if the amount of any estimated reserves pursuant to this clause (v) exceeds the amount actually required to be paid in cash in respect of indemnification, purchase price adjustments or analogous arrangements for such Disposition, the aggregate amount of such excess shall constitute Net Cash Proceeds (as of the date the Borrower determines such excess exists); and

(b) with respect to the sale or issuance of any Equity Interest by the Borrower or any other Obligor (including, for the avoidance of doubt, cash received by the Borrower or any Obligor for the sale by the Borrower or such Obligor of any Equity Interest of a Financing Subsidiary or Foreign Subsidiary, but specifically excluding any sale of any Equity Interest by a Financing Subsidiary or Foreign Subsidiary or cash received by a Financing Subsidiary or Foreign Subsidiary in connection with the sale of any Equity Interest), or the incurrence or issuance of any Indebtedness by the Borrower or any other Obligor (in each case, which requires a payment of the Loans under Section 2.10(d)), an amount equal to (i) the sum of the cash and Cash Equivalents received in connection with such transaction minus (ii) the sum of (1) reasonable out-of-pocket fees, costs and expenses, incurred by the Borrower or such Obligor in connection therewith plus (2) any reasonable costs, fees, commissions, premiums, expenses, or underwriting discounts or commissions incurred by the Borrower or any of other Obligor in connection with such sale or issuance.

“Non-Consenting Lender” has the meaning assigned to such term in Section 9.02(d).

“Non-Defaulting Lender” means, at any time, a Lender that is not a Defaulting Lender at such time.

“Non-Performing Joint Venture Investment” means a Joint Venture Investment that is not a Performing Joint Venture Investment.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

“Non-Public Information” means material non-public information (within the meaning of United States federal, state or other applicable securities laws) with respect to Borrower or its Affiliates or their Securities.

“Obligor” means, collectively, the Borrower and the Subsidiary Guarantors.

“Original Currency” has the meaning assigned to such term in Section 2.17.

“Other Connection Taxes” means with respect to the Administrative Agent, any Lender or any Issuing Bank, Taxes imposed by any jurisdiction by reason of the recipient having any present or former connection with such jurisdiction (other than a connection arising solely from entering into, receiving any payment under or enforcing its rights under this Agreement or any other Loan Document or selling or assigning an interest in any Loan or Loan Document).

“Other Covered Indebtedness” means, collectively, Secured Longer-Term Indebtedness, Secured Shorter-Term Indebtedness and Unsecured Shorter-Term Indebtedness; provided that “Other Covered Indebtedness” shall not include any Indebtedness secured by a Lien on Portfolio Investments permitted under Section 6.02(d).

“Other Permitted Indebtedness” means (a) accrued expenses and current trade accounts payable incurred in the ordinary course of any Obligor’s business which are not overdue for a period of more than 90 days or which are being contested in good faith by appropriate proceedings, (b) Indebtedness (including Guarantees thereof but excluding Indebtedness for borrowed money) arising in connection with transactions in the ordinary course of any Obligor’s business in connection with its purchasing of securities, loans, derivatives transactions, reverse repurchase agreements or dollar rolls to the extent such transactions are permitted under the Investment Company Act and the Borrower’s Investment Policies (after giving effect to any Permitted Policy Amendments); provided that, such Indebtedness does not arise in connection with the purchase of Investments other than Cash Equivalents and U.S. Government Securities, (c) Indebtedness in respect of judgments or awards so long as such judgments or awards do not constitute an Event of Default under clause (l) of Article VII, (d) [reserved], (e) Indebtedness which may be deemed to exist pursuant to any performance bonds, surety bonds, statutory bonds, appeal bonds or similar obligations incurred in the ordinary course of business, (f) Indebtedness in respect of netting services, overdraft protections and otherwise in connection with deposit accounts incurred in the ordinary course of business, (g) Indebtedness consisting of the obligations of suppliers, customers, franchisees and licensees of the Obligors and their Subsidiaries in the ordinary course of business, (h) Indebtedness consisting of deferred purchase price or notes issued to partners, members, officers, directors and employees to purchase or redeem the Securities (or option or warrants or similar instruments) held by such partners, members, officers, directors and employees, (i) Indebtedness in respect of taxes, assessments or governmental charges to the extent that payment thereof shall not at the time be required to be made hereunder, (j) real estate lease or mortgage obligations incurred in the ordinary course of business, (k) contingent obligations resulting from the endorsement of instruments for collection in the ordinary course of business and (l)(i) Indebtedness of an Obligor to or from another Obligor or (ii) Indebtedness of the Borrower or any other Obligor to a SPE Subsidiary or a Permitted CLO Issuer entered into not in violation of this Agreement and to the extent a court determines a transfer of assets (including participations) from such Obligor to such SPE Subsidiary or Permitted CLO Issuer did not constitute a true sale,

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

provided that, with respect to this clause (ii), the holders of such Indebtedness have recourse only to the assets purported to be transferred (or in the case of participations, the portfolio investments that such participation interest relates to) to such SPE Subsidiary or Permitted CLO Issuer or counterparty, as applicable, and to no other assets of the Obligors in connection with such Indebtedness.

“Other Taxes” means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document, excluding any such Taxes that are Other Connection Taxes resulting from an assignment by any Lender in accordance with Section 9.04 hereof (unless such assignment is made pursuant to Section 2.18(b)).

“Participant” has the meaning assigned to such term in Section 9.04(f).

“Participant Register” has the meaning assigned to such term in Section 9.04(f).

“Participating Member State” means any member state of the European Community that adopts or has adopted the Euro as its lawful currency in accordance with the legislation of the European Union relating to the European Monetary Union.

“PATRIOT Act” shall mean United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT Act) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Payment Recipient” has the meaning assigned to it in Section 8.09(d).

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Periodic Term CORRA Determination Day” has the meaning specified in the definition of “Term CORRA”.

“Performing Joint Venture Investments” means Joint Venture Investments which are Performing.

“Periodic Term SOFR Determination Day” has the meaning set forth in the definition of “Term SOFR”.

“Permitted CLO Issuer” means any issuer of CLO Securities (or such entity’s parent, general partner or other managing entity) that has acquired any Investments from an Obligor; provided that:

(i) no portion of the Indebtedness or any other obligations (contingent or otherwise) of such issuer (i) is Guaranteed by any Obligor (other than Guarantees in respect of Standard Securitization Undertakings), (ii) is recourse to or obligates any Obligor in any way other than pursuant to Standard Securitization Undertakings or (iii) subjects any

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

property of any Obligor (other than property that has been contributed or sold, purported to be sold or otherwise transferred to such Subsidiary), directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings or any Guarantee thereof,

(ii) no Obligor has any material contract, agreement, arrangement or understanding with such issuer (excluding customary sale and contribution agreements entered into with a single purpose entity that is structured to be bankruptcy remote) other than on terms, taken as a whole, not materially less favorable to such Obligor than those that might be obtained at the time from Persons that are not Affiliates of any Obligor, other than fees payable in the ordinary course of business in connection with servicing receivables or financial assets and pursuant to Standard Securitization Undertakings, and

(iii) to which no Obligor has any obligation to maintain or preserve such issuer’s financial condition or cause such entity to achieve certain levels of operating results.

“Permitted Convertible Indebtedness” means Indebtedness incurred by an Obligor that is convertible solely into Permitted Equity Interests of the Borrower.

“Permitted Equity Interests” means common stock of the Borrower that after its issuance is not subject to any agreement between the holder of such common stock and the Borrower where the Borrower is required to purchase, redeem, retire, acquire, cancel or terminate any such common stock at any time prior to the first anniversary of the Final Maturity Date (as in effect from time to time).

“Permitted Liens” means (a) Liens imposed by any Governmental Authority for Taxes, assessments or charges not yet due or that are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Borrower or the applicable Obligor in accordance with GAAP; (b) Liens of clearing agencies, broker-dealers and similar Liens incurred in the ordinary course of business; provided that, such Liens (i) attach only to the securities (or proceeds) being purported to be purchased or sold and (ii) secure only obligations incurred in connection with such purchase or sale, and not any obligation in connection with margin financing; (c) Liens imposed by law, such as materialmen’s, mechanics’, carriers’, workmens’, landlord, storage and repairmen’s Liens and other similar Liens arising in the ordinary course of business and securing obligations (other than Indebtedness for borrowed money); (d) Liens incurred or pledges or deposits made to secure obligations incurred in the ordinary course of business under workers’ compensation laws, unemployment insurance or other similar social security legislation (other than Liens imposed by the PBGC in respect of employee benefit plans subject to Title IV of ERISA) or to secure public or statutory obligations; (e) Liens securing the performance of, or payment in respect of, bids, insurance premiums, deductibles or co-insured amounts, tenders, government or utility contracts (other than for the repayment of borrowed money), surety, stay, customs and appeal bonds and other obligations of a similar nature incurred in the ordinary course of business; (f) Liens arising out of judgments or awards so long as such judgments or awards do not constitute an Event of Default under clause (l) of Article VII; (g) customary rights of setoff, banker’s lien, security interest or other like right upon (i) deposits of cash in favor of banks or other depository institutions in which such cash is maintained in the ordinary course of business, (ii) cash and financial assets held in securities

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

accounts in favor of banks and other financial institutions with which such accounts are maintained in the ordinary course of business and (iii) assets held by a custodian in favor of such custodian in the ordinary course of business securing payment of fees, indemnities, charges for returning items and other similar obligations; (h) Liens arising solely from precautionary filings of financing statements under the Uniform Commercial Code of the applicable jurisdictions in respect of operating leases entered into by the Borrower or any of its Subsidiaries in the ordinary course of business or in respect of assets purported to be sold or otherwise contributed or disposed to any Person in a transaction not prohibited by this Agreement; (i) deposits of money securing leases to which an Obligor is a party as lessee made in the ordinary course of business; (j) easements, rights of way, zoning restrictions and similar encumbrances on real property and minor irregularities in the title thereto that do not interfere with or affect in any material respect the ordinary course conduct of the business of the Borrower or any of its Subsidiaries; (k) Liens in favor of any escrow agent solely on and in respect of any cash earnest money deposits made by any Obligor in connection with any letter of intent or purchase agreement (to the extent that the acquisition or disposition with respect thereto is otherwise not prohibited hereunder); (l) any restrictions on the sale or disposition of assets arising from a loan sale agreement (including a loan sale agreement between or among one or more Obligors with one or more Excluded Assets or with respect to any asset subject to a Back-to-Back Transaction; provided such restrictions with respect to this clause (l) do not adversely affect the enforceability of the Collateral Agent’s first-priority security interest on any Collateral); (m) any interest or title of a lessor under any lease entered into by any Obligor or any of its Subsidiaries in the ordinary course of its business and covering only the assets so leased; (n) leases or subleases, licenses or sublicenses granted to other Persons not materially interfering with the conduct of the business of the Obligors or any of their Subsidiaries; (o) Liens on assets not constituting Collateral with respect to obligations contemplated by clause (l) of the definition of “Other Permitted Indebtedness”; (p) Liens of a collection bank arising under Section 4-210 of the UCC on items in the ordinary course of collection; (q) Liens encumbering reasonable and customary initial deposits and margin deposits and similar Liens attaching to brokerage accounts incurred and not as a means to speculate; (r) any buyout right of Antares Midco Inc. or its Affiliates to purchase a Portfolio Investment or other asset pursuant to the Relationship Agreement; and (s) Liens on any assets (other than Collateral) securing Indebtedness under clauses (e) and (h) of the definition of “Other Permitted Indebtedness”.

“Permitted Policy Amendment” means any change, alteration, expansion, amendment, modification, termination, restatement or replacement of the Investment Policies that is one of the following: (a) approved in writing by the Administrative Agent (with the consent of the Required Lenders), (b) required by applicable law, rule, regulation or Governmental Authority, or (c) not materially adverse to the rights, remedies or interests of the Lenders in the reasonable discretion of the Administrative Agent (for the avoidance of doubt, no change, alteration, expansion, amendment, modification, termination or restatement of the Investment Policies shall be deemed “materially adverse” if investment size proportionately increases as the size of the Borrower’s capital base changes).

“Permitted SBIC Guarantee” means a guarantee by one or more Obligors of Indebtedness of an SBIC Subsidiary on the SBA’s then applicable form (or the applicable form at the time such guarantee was entered into); provided that the recourse to the Borrower thereunder is expressly limited only to periods after the occurrence of an event or condition that is an

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

impermissible change in the control of such SBIC Subsidiary (it being understood that, as provided in clause (s) of Article VII, it shall be an Event of Default hereunder if any such event or condition giving rise to such recourse occurs).

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Platform” has the meaning set forth in Section 5.01(i).

“Portfolio Investment” means any Investment (including any Participation Interest) held by the Obligors in their asset portfolio (and solely for purposes of determining the Borrowing Base and of clause (p) of Article VII, Cash or Cash Equivalents, and excluding Cash pledged as cash collateral for Letters of Credit). Without limiting the generality of the foregoing, the following Investments shall not be considered Portfolio Investments under this Agreement or any other Loan Document: (a) any Investment that has not been originated in compliance in all material respects with the Investment Policies as in effect as of the date of its purchase, (b) any Investment by an Obligor in any Subsidiary, Affiliate or joint venture of such Obligor (including, for the avoidance of doubt, any Joint Venture Investment); (c) any Investment that provides in favor of the underlying obligor in respect of such Portfolio Investment an express right of rescission, set-off, counterclaim or any other defenses; (d) any Investment, which if debt, is an obligation (other than the unused portion of a revolving loan or delayed draw term loan) pursuant to which any future advances or payments to the underlying obligor of such debt may be required to be made by the applicable Obligor; (e) any Investment which is, as of the date of the making of such Investment, made to a bankrupt entity (other than a debtor-in-possession financing and current pay obligations), even if such Investment is not currently paying; (f) any Investment, Cash or account in which a Financing Subsidiary has an interest, in each case, only to the extent of such interest; (g) any Investment that is not owned by an Obligor free and clear of any Liens (except for Permitted Liens); (h) any Investment that is an Excluded Asset or any Investment in an Excluded Asset; (i) any Portfolio Investments that have been contributed or sold, purported to be contributed or sold or otherwise transferred to any Excluded Asset, or held by any Immaterial Subsidiary, Joint Venture Subsidiary or Controlled Foreign Corporation that is not a Subsidiary Guarantor pursuant to a transaction not prohibited hereunder; and (j) to the extent of such participation, any Investment in which any Obligor has sold a participation therein to a Person that is not an Obligor.

“Prime Rate” means the rate which is quoted as the “prime rate” in the print edition of The Wall Street Journal, Money Rates Section.

“Principal Financial Center” means, in the case of any Foreign Currency, the principal financial center where such Currency is cleared and settled, as determined by the Administrative Agent.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Public Lender” means Lenders that do not wish to receive Non-Public Information with respect to the Borrower or any of its Subsidiaries or their Securities.

“Quarterly Dates” means the last Business Day of March, June, September and December in each year, commencing on December 31, 2021.

“Quoted Investments” has the meaning set forth in Section 5.12(b)(ii)(A).

“Register” has the meaning set forth in Section 9.04(c).

“Registration Statement” means the Registration Statement filed by the Borrower with the SEC on February 9, 2021.

“Regulations D, T, U and X” means, respectively, Regulations D, T, U and X of the Board, as the same may be modified and supplemented and in effect from time to time.

“Relationship Agreement” means the Second Amended and Restated Relationship Agreement, dated January 29, 2020, among Bain Capital Credit, LP, the External Manager, Antares Capital LP and Antares Holdings LP.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective partners, directors, officers, managers, employees, agents, advisers and other representatives of such Person and such Person’s Affiliates.

“Relevant Asset Coverage Ratio” means, as of any date, the Asset Coverage Ratio as of the most recent Quarterly Date.

“Relevant Governmental Body” means (a) with respect to a Benchmark Replacement in respect of obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Dollars, the Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board and/or the Federal Reserve Bank of New York or any successor thereto, (b) with respect to a Benchmark Replacement in respect of obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Canadian Dollars, the Bank of Canada, or a committee officially endorsed or convened by the Bank of Canada or, in each case, any successor thereto, (c) with respect to a Benchmark Replacement in respect of obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Sterling, the Bank of England, or a committee officially endorsed or convened by the Bank of England or, in each case, any successor thereto, (d) with respect to a Benchmark Replacement in respect of obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Euros, the European Central Bank, or a committee officially endorsed or convened by the European Central Bank or, in each case, any successor thereto and (e) with respect to a Benchmark Replacement in respect of obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, any Currency other than Dollars, Canadian Dollars, Sterling or Euros, (1) the central bank for the Currency in which

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

such obligations, interest, fees, commissions or other amounts are denominated, or calculated with respect to, or any central bank or other supervisor which is responsible for supervising either (A) such Benchmark Replacement or (B) the administrator of such Benchmark Replacement or (2) any working group or committee officially endorsed or convened by (A) the central bank for the Currency in which such obligations, interest, fees, commissions or other amounts are denominated, or calculated with respect to, (B) any central bank or other supervisor that is responsible for supervising either (i) such Benchmark Replacement or (ii) the administrator of such Benchmark Replacement, (C) a group of those central banks or other supervisors or (D) the Financial Stability Board or any part thereof.

“Required Lenders” means, at any time, Lenders having Credit Exposures and unused Commitments representing more than 50% of the sum of the total Credit Exposures and unused Commitments at such time. The Required Lenders of a Class (which shall include the terms “Required Dollar Lenders” and “Required Multicurrency Lenders”) means, at such time, Lenders having Credit Exposures and unused Commitments of such Class representing more than 50% of the sum of the total Credit Exposures and unused Commitments of such Class at such time. Notwithstanding the foregoing, the Credit Exposure and unused Commitments of any Defaulting Lender shall be disregarded in the determination of Required Lenders or Required Lenders of a Class.

“Required Revolving Lenders” means, at any time, Lenders having Revolving Credit Exposures and unused Revolving Commitments representing more than 50% of the sum of the total Revolving Credit Exposures and unused Revolving Commitments at such time. Notwithstanding the foregoing, the Revolving Credit Exposure and unused Revolving Commitments of any Defaulting Lender shall be disregarded in the determination of Required Revolving Lenders.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Responsible Officer” means the chief executive officer, president, chief financial officer, treasurer, assistant treasurer or controller of an Obligor.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any shares of any class of capital stock of the Borrower or any of other Obligor, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares of capital stock of the Borrower or any option, warrant or other right to acquire any such shares of capital stock (other than any equity awards granted to employees, officers, directors and consultants of the Borrower or any of its Affiliates); provided, for clarity, neither the conversion or settlement of convertible debt into capital stock nor the purchase, redemption, retirement, acquisition, cancellation or termination of convertible debt made solely with capital stock (other than interest or expenses or fractional shares, which may be payable in cash) shall be a Restricted Payment hereunder.

“Retention Holder” means any Person that is the designated retention holder for purposes of satisfying U.S. or EU risk retention rules and that is not entitled to receive any

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

management fees and otherwise has no material assets or liabilities other than in connection with its activities as a retention holder.

“Return of Capital” means (a) any net cash amount received by any Obligor in respect of the outstanding principal of any Investment (whether at stated maturity, by acceleration or otherwise), but not including any prepayment of a revolver that does not permanently reduce the related commitments, (b) without duplication of amounts received under clause (a), any net cash proceeds received by any Obligor from the sale of any property or assets pledged as collateral in respect of any Investment to the extent such net cash proceeds are less than or equal to the outstanding principal balance of such Investment, (c) any net cash amount received by any Obligor in respect of any Investment that is an Equity Interest (x) upon the liquidation or dissolution of the issuer of such Investment, (y) as a distribution of capital made on or in respect of such Investment, or (z) pursuant to the recapitalization or reclassification of the capital of the issuer of such Investment or pursuant to the reorganization of such issuer or (d) any similar return of capital received by any Obligor in cash in respect of any Investment; provided that, in the case of clauses (a), (b), (c) and (d) of this definition, net of any fees, costs, commissions, premiums, expenses and taxes payable or reasonably estimated to be payable with respect thereto (including reasonable legal fees and expenses).

“Revolving Commitments” means, collectively, the Dollar Commitments and the Multicurrency Commitments.

“Revolving Credit Exposure” means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Revolving Dollar Credit Exposure and Revolving Multicurrency Credit Exposure at such time.

“Revolving Dollar Credit Exposure” means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Revolving Loans, and its LC Exposure and Swingline Exposure, at such time made or incurred under the Dollar Commitments.

“Revolving Lenders” means the Dollar Lenders and the Multicurrency Lenders.

“Revolving Loans” means the revolving loans made by the Lenders to the Borrower pursuant to Section 2.01(a) or (b).

“Revolving Multicurrency Credit Exposure” means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Revolving Loans, and its LC Exposure and Swingline Exposure, at such time made or incurred under the Multicurrency Commitments.

“Revolving Percentage” means, as of any date of determination, the result, expressed as a percentage, of the Revolving Credit Exposure on such date divided by the aggregate outstanding Covered Debt Amount on such date.

“RFR”, when used in reference to any Loan or Borrowing, refers to whether such Loan is, or the Loans constituting such Borrowing are, bearing interest at a rate determined by reference to Daily Simple RFR.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

“RFR Applicable Credit Adjustment Spread” means 0.0326%.

“RFR Business Day” means, for any Loans, Borrowings, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Sterling, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which banks are closed for general business in London.

“RFR Interest Day” has the meaning specified in the definition of “Daily Simple RFR”.

“RFR Reference Day” has the meaning specified in the definition of “Daily Simple RFR”.

“RIC” means a person qualifying for treatment as a “regulated investment company” under the Code.

“S&P” means S&P Global Ratings or any successor thereto.

“Sanctioned Country” means, at any time, a country, territory or region that is the subject or the target of country-wide or territory-wide Sanctions broadly prohibiting dealings with such country, territory or region (as of the Third Amendment Effective Date, Cuba, Iran, North Korea and Syria, the Crimea Region of Ukraine, the so-called Donetsk People’s Republic and so-called Luhansk People’s Republic and non-government-controlled areas of the Zaporizhzhia and Kherson Regions of Ukraine).

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State or by the United Nations Security Council, the European Union or any European Union member state or subject to or the subject or target of Sanctions, (b) any Person located, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons described in the foregoing clause (a) or (b). For purposes of this definition, “Person” shall include a vessel.

“Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the United States of America (including the Office of Foreign Assets Control of the U.S. Department of the Treasury and the U.S. Department of State), the United Nations Security Council, the European Union or any member state thereof, His Majesty’s Treasury of the United Kingdom or any other relevant sanctions authority having jurisdiction over the Borrower or its Subsidiaries or any Lender.

“SBA” means the United States Small Business Administration or any Governmental Authority succeeding to any or all of the functions thereof.

“SBIC Equity Commitment” means a commitment by the Borrower to make one or more capital contributions to an SBIC Subsidiary.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

“SBIC Subsidiary” means any direct or indirect Subsidiary (including such Subsidiary’s general partner or managing entity to the extent that the only material asset of such general partner or managing entity is its equity interest in the SBIC Subsidiary) of any Obligor licensed as a small business investment company under the Small Business Investment Act of 1958, as amended (or that has applied for such a license and is actively pursuing the granting thereof by appropriate proceedings promptly instituted and diligently conducted), and which is designated by the Borrower (as provided below) as an SBIC Subsidiary, so long as (a) no portion of the Indebtedness or any other obligations (contingent or otherwise) of such Subsidiary: (i) is Guaranteed by any Obligor (other than a Permitted SBIC Guarantee or analogous commitment), (ii) is recourse to or obligates any Obligor in any way (other than in respect of any SBIC Equity Commitment, Permitted SBIC Guarantee or analogous commitment), or (iii) subjects any property of any Obligor, directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than Equity Interests in any SBIC Subsidiary pledged to secure such Indebtedness, and (b) no Obligor has any obligation to maintain or preserve such Subsidiary’s financial condition or cause such entity to achieve certain levels of operating results (other than in respect of any SBIC Equity Commitment, Permitted SBIC Guarantee or analogous commitment). Any such designation by the Borrower shall be effected pursuant to a certificate of a Responsible Officer delivered to the Administrative Agent, which certificate shall include a statement to the effect that, to the best of such officer’s knowledge, such designation complied with the foregoing conditions.

“SEC” means the United States Securities and Exchange Commission or any successor thereto.

“Secured Longer-Term Indebtedness” means, as at any date, Indebtedness (other than Indebtedness hereunder) of any Obligor (which may be Guaranteed by any other Obligor) that is secured by any assets of any Obligor that (a) has no scheduled amortization prior to (other than for amortization in an amount not greater than 1% of the aggregate initial principal amount of such Indebtedness per year; provided that amortization in excess of 1% per year shall be permitted so long as the amount of such amortization in excess of 1% is permitted to be incurred pursuant to Section 6.01(i), (m), (n) or (o)), and a final maturity date not earlier than, six (6) months after the Final Maturity Date (it being understood that none of: (i) the conversion features under convertible notes into Permitted Equity Interests; (ii) the triggering and/or settlement thereof solely with Permitted Equity Interests, except in the case of interest expense or fractional shares (which may be payable in Cash or Cash Equivalents); (iii) any customary voluntary prepayment provisions permitted by the terms thereof; or (iv) any customary mandatory prepayment that is contingent upon the happening of an event that is not certain to occur (including, without limitation a change of control or bankruptcy), in any case shall constitute “amortization” for the purposes of this definition)), (b) is incurred pursuant to terms that are substantially comparable to market terms for substantially similar debt of other similarly situated borrowers as reasonably determined in good faith by the Borrower or, if such transaction is not one in which there are market terms for substantially similar debt of other similarly situated borrowers, on terms that are negotiated in good faith on an arm’s length basis (except, in each case, other than financial covenants, covenants governing the borrowing base, if any, portfolio valuations and events of default (other than events of default customary in indentures or similar instruments that have no analogous provisions in this Agreement or credit agreements generally), which shall be not materially more restrictive upon the Borrower and its Subsidiaries, while any Loans or the Commitments are outstanding, than

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

those set forth in this Agreement (it being understood that put rights or repurchase or redemption obligations (x) in the case of convertible securities, in connection with the suspension or delisting of the Capital Stock of the Borrower or the failure of the Borrower to satisfy a continued listing rule with respect to its Capital Stock or (y) arising out of circumstances that would constitute a “fundamental change” (as such term is customarily defined in convertible note offerings) or an Event of Default shall not be deemed to be more restrictive for purposes of this definition)); provided that, any Obligor may incur any Secured Longer-Term Indebtedness that otherwise would not meet the requirements set forth in this clause (b) if it has duly made a Modification Offer and (c) is not secured by any assets of any Obligor other than pursuant to this Agreement or the Security Documents and the holders of which (or an authorized agent, representative or trustee of such holders) have either executed (i) a joinder agreement to the Guarantee and Security Agreement or (ii) such other document or agreement, in a form reasonably satisfactory to the Administrative Agent and the Collateral Agent, pursuant to which the holders (or an authorized agent, representative or trustee of such holders) of such Secured Longer-Term Indebtedness shall have become a party to the Guarantee and Security Agreement and assumed the obligations of a Financing Agent or Designated Indebtedness Holder (in each case, as defined in the Guarantee and Security Agreement); provided that Indebtedness arising under any Hedging Agreement or Designated Swap shall not constitute Secured Longer-Term Indebtedness hereunder.

“Secured Shorter-Term Indebtedness” means, collectively, (a) any Indebtedness of an Obligor (which may be Guaranteed by any other Obligor) that is secured by any assets of any Obligor and that does not constitute Secured Longer-Term Indebtedness and that is not secured by any assets of any Obligor other than pursuant to this Agreement or the Security Documents and the holders of which (or an authorized agent, representative or trustee of such holders) have either executed (i) a joinder agreement to the Guarantee and Security Agreement or (ii) such other document or agreement, in a form reasonably satisfactory to the Administrative Agent and the Collateral Agent, pursuant to which the holders (or an authorized agent, representative or trustee of such holders) of such Secured Shorter-Term Indebtedness shall have become a party to the Guarantee and Security Agreement and assumed the obligations of a Financing Agent or Designated Indebtedness Holder (in each case, as defined in the Guarantee and Security Agreement) and (b) any Indebtedness that is designated as “Secured Shorter-Term Indebtedness” pursuant to Section 6.11(a); provided that Indebtedness arising under any Hedging Agreement or Designated Swap shall not constitute Secured Shorter-Term Indebtedness hereunder.

“Security Documents” means, collectively, the Guarantee and Security Agreement and all other assignments, pledge agreements, security agreements, control agreements and other instruments executed and delivered on or after the Effective Date by any of the Obligors pursuant to the Guarantee and Security Agreement or otherwise providing or relating to any collateral security for any of the Secured Obligations under and as defined in the Guarantee and Security Agreement.

“Shareholders’ Equity” means, at any date, the amount determined on a consolidated basis, without duplication, in accordance with GAAP, of shareholders equity for the Borrower and its Subsidiaries at such date.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

“Significant Subsidiary” means (a) any Obligor or (b) any other Subsidiary that, on a consolidated basis with its Subsidiaries, has aggregate assets or aggregate revenues greater than the greater of $50,000,000 and 5% of the aggregate assets or aggregate revenues of the Borrower and its Subsidiaries, taken as a whole, as of the end of the most recent fiscal quarter in respect of which financial statements have been delivered pursuant to Section 5.01(a) or (b), as applicable.

“SMBC” means Sumitomo Mitsui Banking Corporation.

“SOFR” means a rate per annum equal to the secured overnight financing rate as administered by the SOFR Administrator.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“SONIA” means a rate equal to the Sterling Overnight Index Average as administered by the SONIA Administrator.

“SONIA Administrator” means the Bank of England (or any successor administrator of the Sterling Overnight Index Average).

“SONIA Administrator’s Website” means the Bank of England’s website, currently at http://www.bankofengland.co.uk, or any successor source for the Sterling Overnight Index Average identified as such by the SONIA Administrator from time to time.

“SPE Subsidiary” means:

(a) a direct or indirect Subsidiary of the Borrower or any other Obligor to which any Obligor sells, conveys or otherwise transfers (whether directly or indirectly) Cash, Cash Equivalents or Investments, which engages in no material activities other than in connection with the purchase, holding, disposition or financing of such assets and which is designated by the Borrower (as provided below) as an SPE Subsidiary, so long as:

(i) no portion of the Indebtedness or any other obligations (contingent or otherwise) of such Subsidiary (i) is Guaranteed by any Obligor (other than Guarantees in respect of Standard Securitization Undertakings), (ii) is recourse to or obligates any Obligor in any way other than pursuant to Standard Securitization Undertakings or (iii) subjects any property of any Obligor (other than (x) property that has been contributed or sold, purported to be sold or otherwise transferred to such Subsidiary or (y) Equity Interests in such Subsidiary), directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings or any Guarantee thereof,

(ii) no Obligor has any material contract, agreement, arrangement or understanding with such Subsidiary (excluding customary sale and contribution agreements entered into with a single purpose entity that is structured to be bankruptcy remote and master participation agreements) other than on terms, taken as a whole, not materially less favorable to such Obligor than those that might be obtained at the time from

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

Persons that are not Affiliates of any Obligor, other than fees payable in the ordinary course of business in connection with servicing receivables or financial assets and pursuant to Standard Securitization Undertakings, and

(iii) to which no Obligor has any obligation to maintain or preserve such entity’s financial condition or cause such entity to achieve certain levels of operating results, other than pursuant to Standard Securitization Undertakings; and

(b) a direct or indirect Subsidiary of the Borrower designated by the Borrower (as provided below) as an SPE Subsidiary and which meets the following criteria:

(i) such Subsidiary is the direct or indirect parent of any SPE Subsidiary;

(ii) such Subsidiary engages in no activities and has no assets (other than in connection with the transfer of assets to and from any SPE Subsidiary referred to in clause (a), its ownership of all of the Equity Interests of any SPE Subsidiary referred to in clause (a), any contracts, agreements or arrangements not prohibited by clause (iii) below and Standard Securitization Undertakings) or liabilities (other than in connection with any contracts, agreements or arrangements not prohibited by clause (iii) below and Standard Securitization Undertakings);

(iii) no Obligor has any material contract, agreement, arrangement or understanding with such Subsidiary other than on terms, taken as a whole, not materially less favorable to such Obligor than those that might be obtained at the time from persons that are not affiliates of any Obligor, other than fees payable in the ordinary course of business in connection with servicing receivables or financial assets and pursuant to any Standard Securitization Undertakings; and

(iv) no Obligor has any obligation to maintain or preserve such Subsidiary’s financial condition or cause such entity to achieve certain levels of operating results, other than pursuant to Standard Securitization Undertakings.

Any such designation of a SPE Subsidiary by the Borrower shall be effected pursuant to a certificate of a Responsible Officer delivered to the Administrative Agent, which certificate shall include a statement to the effect that, to the best of such Responsible Officer’s knowledge, such designation complies with the conditions set forth in clause (a) or (b) above, as applicable. Each Subsidiary of an SPE Subsidiary shall be deemed to be an SPE Subsidiary and shall comply with the foregoing requirements of clause (a) or (b) of this definition, as applicable.

As of the Third Amendment Effective Date, each of BCC Middle Market CLO 2019-1, Ltd. and BCC Middle Market 2019-1 Co-Issuer, LLC is an SPE Subsidiary.

“SPE Subsidiary Recourse Obligation” has the meaning assigned to such term in the definition of “Standard Securitization Undertakings”.

“Special Equity Interest” means any Equity Interest that is subject to a Lien in favor of creditors of the issuer of such Equity Interest; provided that (a) such Lien was created to secure

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

Indebtedness owing by such issuer or issuer’s affiliates to such creditors, (b) such Indebtedness was (i) in existence and already secured by such Lien at the time the Obligors acquired such Equity Interest, (ii) incurred or assumed by such issuer and secured by such Lien substantially contemporaneously with such acquisition) or (iii) a refinancing of the Indebtedness described in the foregoing clause (i) or clause (ii) and (c) unless such Equity Interest is not intended to be included in the Collateral, the documentation creating or governing such Lien does not prohibit the inclusion of such Equity Interest in the Collateral.

“Special Unsecured Indebtedness” means unsecured Indebtedness of an Obligor (which may be Guaranteed by any other Obligor) that (a) has no scheduled amortization prior to other than for amortization in an amount not greater than 1% of the aggregate initial principal amount of such Indebtedness per annum, provided that amortization in excess of 1% per annum shall be permitted so long as the amount of such amortization in excess of 1% is permitted to be incurred pursuant to Section 6.01(m) or Section 6.01(o) hereof and a final maturity date not earlier than the Final Maturity Date (it being understood that none of: (i) the conversion features under convertible notes into Permitted Equity Interests; (ii) the triggering and/or settlement thereof solely with Permitted Equity Interests, except in the case of interest expense or fractional shares (which may be payable in Cash or Cash Equivalents); (iii) any customary voluntary prepayment provisions permitted by the terms thereof; or (iv) any customary mandatory prepayment that is contingent upon the happening of an event that is not certain to occur (including, without limitation, a change of control or bankruptcy), in any case shall constitute “amortization” for purposes of this definition), (b) is incurred pursuant to terms that are substantially comparable to (or more favorable to such Obligor than) market terms for substantially similar debt of other similarly situated borrowers as reasonably determined in good faith by the Borrower or, if such transaction is not one in which there are market terms for substantially similar debt of other similarly situated borrowers, on terms that are negotiated in good faith on an arm’s length basis (except, in each case, other than financial covenants, covenants governing the borrowing base and events of default (other than events of default customary in indentures or similar instruments that have no analogous provisions in this Agreement or credit agreements generally), which shall be not materially more restrictive upon the Borrower and its Subsidiaries, while any Loans or the Commitments are outstanding, than those set forth in this Agreement (it being understood that put rights or repurchase or redemption obligations (x) in the case of convertible securities, in connection with the suspension or delisting of the capital stock of the Borrower or the failure of the Borrower to satisfy a continued listing rule with respect to its capital stock or (y) arising out of circumstances that would constitute a “fundamental change” (as such term is customarily defined in convertible note offerings) or be an Event of Default shall not be deemed to be more restrictive for purposes of this definition); provided that, any Obligor may incur any Unsecured Longer-Term Indebtedness that otherwise would not meet the requirements set forth in this clause (b) if it has duly made a Modification Offer and (c) that is not secured by any assets of any Obligor. For the avoidance of doubt the conversion of all or any portion of any Permitted Convertible Indebtedness constituting Special Unsecured Indebtedness into Permitted Equity Interests in accordance with Section 6.12(a), shall not cause such Indebtedness to be designated as Special Unsecured Indebtedness hereunder.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

“Specified Default” means any Default that has occurred and is continuing (other than a Contingent Borrowing Base Deficiency for which the grace and/or cure period in Section 2.10(c)(ii) has not expired).

“Specified Purchase” has the meaning assigned to such term in Section 2.08(e)(i)(E).

“Specified Purchase Agreement Representations” means such of the representations made by or with respect to a Specified Target, its Subsidiaries and their respective businesses in the definitive documentation governing the applicable Specified Purchase (the “Specified Purchase Agreement”) as are material to the interests of the Lenders, but only to the extent that the Borrower or its Affiliates shall have the right to terminate its obligations under the applicable Specified Purchase Agreement as a result of a breach of such representations in the applicable Specified Purchase Agreement without expense (as determined without regard to any notice requirement and without giving effect to any waiver, amendment or other modification thereto that is materially adverse to the interests of the Lenders (as reasonably determined by the Administrative Agent), unless the Administrative Agent shall have consented thereto (such consent not to be unreasonably withheld, delayed or conditioned)).

“Specified Representations” means the representations and warranties of the Borrower set forth in Section 3.01 (relating to corporate existence and corporate power and authority of the Obligors); Section 3.02 (relating to enforceability of the Loan Documents); Section 3.03(b) (relating to no conflicts with organizational documents (limited to the execution, delivery and performance of the Loan Documents, incurrence of Indebtedness thereunder and the granting of guarantees and security interests in respect thereof)); Section 3.10; Section 3.15; and Section 3.17.

“Specified Target” has the meaning assigned to such term in Section 2.08(e)(i)(E).

“Standard Securitization Undertakings” means, collectively, (a) customary arms-length servicing obligations (together with any related performance guarantees), (b) obligations (together with any related performance guarantees) to refund the purchase price or grant purchase price credits for dilutive events or misrepresentations (in each case unrelated to the collectability of the assets sold or the creditworthiness of the associated account debtors), (c) representations, warranties, covenants and indemnities (together with any related performance guarantees) of a type that are reasonably customary in middle market, broadly syndicated or commercial loan market, accounts receivable securitizations, securitizations of financial assets or collateralized loan obligations or loans to special purpose vehicles, including those owed to customary third party service providers in connection with such transactions, such as rating agencies and accountants, (d) obligations (together with any related performance guarantees) under any customary “bad boy” guarantee, and (e) obligations under customary limited recourse guarantees; provided, however, that any such guarantee described in this clause (e) shall not exceed 10% of the aggregate unfunded commitments plus outstandings under the applicable loan (any such guarantee described in this clause (e), a “SPE Subsidiary Recourse Obligation”).

“Statutory Reserve Rate” means, for any applicable Interest Period for any Term Benchmark Borrowing in Euros, a fraction (expressed as a decimal), the numerator of which is the

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

number one and the denominator of which is the number one minus the arithmetic mean, taken over each day in such Interest Period, of the aggregate of the applicable maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject for eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D). Such reserve percentages shall include those imposed pursuant to Regulation D. Term Benchmark Loans denominated in Euros shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Sterling” or “£” means the lawful currency of the United Kingdom.

“Subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. Anything herein to the contrary notwithstanding, the term “Subsidiary” shall not include any Person that constitutes an Investment held by any Obligor in the ordinary course of business and that is not, under GAAP, consolidated on the financial statements of the Borrower and its Subsidiaries. Unless otherwise specified, “Subsidiary” means a Subsidiary of the Borrower.

“Subsidiary Guarantor” means any Subsidiary that is a Guarantor under the Guarantee and Security Agreement. It is understood and agreed that no Excluded Assets, Financing Subsidiary, Immaterial Subsidiary, Joint Venture Subsidiary, Foreign Subsidiary or Subsidiary of a Foreign Subsidiary shall be a Subsidiary Guarantor.

“Swingline Exposure” means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Lender at any time shall be the sum of (a)(i) its Applicable Dollar Percentage of the total Swingline Exposure at such time incurred under the Dollar Commitments and (ii) its Applicable Multicurrency Percentage of the total Swingline Exposure at such time incurred under the Multicurrency Commitments at such time (excluding, for purpose of this clause (a), in the case of any Lender that is a Swingline Lender, Swingline Loans made by it that are outstanding at such time to the extent that the other Lenders under such Lender’s Class of Commitments shall not have funded their participations in such Swingline Loans), adjusted, in each case, to give effect to any reallocation under Section 2.19 of the Swingline Exposure of Defaulting Lenders in effect at such time, plus (b) in the case of any Lender that is a Swingline Lender, the aggregate principal amount of all Swingline Loans made

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

by such Lender outstanding at such time, less the amount of participations funded by the other Lenders under such Lender’s Class of Commitments in such Swingline Loans.

“Swingline Lender” means any of SMBC or MUFG Bank, Ltd., in its capacity as lender of Swingline Loans hereunder, and its successors in such capacity as provided in Section 2.04(d).

“Swingline Loan” means a Loan made pursuant to Section 2.04.

“Syndicated”, when used in reference to any Loan or Borrowing, refers to whether such Loan is, or the Loans constituting such Borrowing are, made pursuant to Section 2.01.

“T2” means the real time gross settlement system operated by the Eurosystem, or any successor system as determined by the Administrative Agent to be a suitable replacement.

“TARGET Day” means any day on which the T2 is open for the settlement of payments in Euros.

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings (including backup withholding), assessments, fees, or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Benchmark”, when used in reference to any Loan or Borrowing, refers to whether such Loan is, or the Loans constituting such Borrowing are, bearing interest at a rate determined by reference to the Adjusted Term Benchmark Rate.

“Term Benchmark Banking Day” means for Term Benchmark Loans, Term Benchmark Borrowings, interest, fees, commissions or other amounts denominated in, or calculated with respect to:

(a) Dollars, a U.S. Government Securities Business Day;

(b) Euros, a TARGET Day;

(c) Canadian Dollars, any day (other than a Saturday or Sunday) on which banks are open for business in Toronto, Canada;

(d) Japanese Yen, any day (other than a Saturday or Sunday) on which banks are open for business in Tokyo, Japan; or

(e) Australian Dollars, any day (other than a Saturday or Sunday) on which banks are open for business in Melbourne, Australia.

“Term Benchmark Rate” means, for any Interest Period:

(a) in the case of Term Benchmark Borrowings denominated in Dollars, Term SOFR for such Interest Period;

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

(b) in the case of Term Benchmark Borrowings denominated in Euros, the rate per annum equal to the Euro Interbank Offered Rate as administered by the European Money Markets Institute (or any other Person that takes over the administration of such rate) for a period equal in length to such Interest Period, as displayed on the applicable Bloomberg page (or on any successor or substitute page or service providing such quotations as reasonably determined by the Administrative Agent from time to time at approximately 11:00 a.m. (Brussels time) two Term Benchmark Banking Days for Euros prior to the first day of such Interest Period (the “EURIBOR Screen Rate”);

(c) in the case of Term Benchmark Borrowings denominated in Canadian Dollars, Term CORRA for such Interest Period;

(d) in the case of Term Benchmark Borrowings denominated in Australian Dollars, the rate per annum equal to the Bank Bill Swap Reference Bid rate or a successor thereto approved by the Administrative Agent (“BBSY”) as published by Reuters (or such other page or commercially available source providing BBSY (Bid) quotations as may be designated by the Administrative Agent from time to time) at or about 10:30 a.m. (Melbourne, Australia time) on the day that is two Term Benchmark Banking Days for Australian Dollars prior to the first day of the Interest Period (or if such day is not an Term Benchmark Banking Day for Australian Dollars, then on the immediately preceding Term Benchmark Banking Day for Australian Dollars) with a term equivalent to such Interest Period; and

(e) in the case of Term Benchmark Borrowings denominated in Japanese Yen, the rate per annum equal to the Tokyo Interbank Offered Rate as administered by the Ippan Shadan Hojin JBA TIBOR Administration (or any other Person that takes over the administration of such rate) for a period equal in length to such Interest Period, as displayed on the applicable Bloomberg page (or on any successor or substitute page or service providing such quotations as determined by the Administrative Agent from time to time) at approximately 11:00 a.m. (Tokyo time) two (2) Term Benchmark Banking Days for Japanese Yen prior to the first day of such Interest Period.

“Term Commitments” means each Lender’s Initial Term Commitments and Incremental Term Commitments.

“Term CORRA” means,

(a) for any calculation with respect to a Term Benchmark Loan denominated in Canadian Dollars for any Interest Period, the sum of (i) the applicable Term CORRA Credit Adjustment Spread for such Interest Period and (ii) the Term CORRA Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term CORRA Determination Day”) that is two (2) Term Benchmark Banking Days prior to the first day of such Interest Period, as such rate is published by the Term CORRA Administrator and is displayed on a screen or other information service, as identified or selected by the Administrative Agent; provided, however, that if as of 1:00 p.m. (Toronto time) on any Periodic Term CORRA Determination Day the Term CORRA Reference Rate for the applicable tenor has not been published by the Term CORRA Administrator and a Benchmark Replacement Date with respect to the Term CORRA Reference Rate has not occurred, then clause (a)(ii) of this definition will be the Term CORRA Reference Rate for such tenor as published by the Term CORRA Administrator

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

on the first preceding Term Benchmark Banking Day for which such Term CORRA Reference Rate for such tenor was published by the Term CORRA Administrator so long as such first preceding Term Benchmark Banking Day is not more than three (3) Business Days prior to such Periodic Term CORRA Determination Day; and

(b) for any calculation with respect to the Canadian Prime Rate for any day, the sum of (i) the Term CORRA Credit Adjustment Spread for Term Benchmark Loans for an Interest Period of one month and (ii) the Term CORRA Reference Rate for a tenor of one month on the day (such day, the “Canadian Prime Rate Term CORRA Determination Day”) that is two (2) Term Benchmark Banking Days prior to such day, as such rate is published by the Term CORRA Administrator and is displayed on a screen or other information service, as identified or selected by the Administrative Agent; provided, however, that if as of 1:00 p.m. (Toronto time) on any Canadian Prime Rate Term CORRA Determination Day the Term CORRA Reference Rate for the applicable tenor has not been published by the Term CORRA Administrator and a Benchmark Replacement Date with respect to the Term CORRA Reference Rate has not occurred, then clause (b)(ii) of this definition will be the Term CORRA Reference Rate for such tenor as published by the Term CORRA Administrator on the first preceding Term Benchmark Banking Day for which such Term CORRA Reference Rate for such tenor was published by the Term CORRA Administrator so long as such first preceding Term Benchmark Banking Day is not more than three (3) Business Days prior to such Canadian Prime Rate Term CORRA Determination Day.

“Term CORRA Administrator” means Candeal Benchmark Administration Services Inc., TSX Inc., or any successor administrator of the Term CORRA Reference Rate selected by the Administrative Agent in its reasonable discretion.

“Term CORRA Credit Adjustment Spread” means, with respect to Term Benchmark Loans denominated in Canadian Dollars, (a) with an Interest Period of one month, 0.29547% and (b) with an Interest Period of three months, 0.32138%.

“Term CORRA Reference Rate” means the forward-looking term rate based on CORRA.

“Term Lender” means each Lender having a Term Commitment or, as the case may be, an outstanding Term Loan.

“Term Loans” means the Initial Term Loan and the Incremental Term Loans.

“Term SOFR” means,

(a) for any calculation with respect to any Term Benchmark Loan denominated in Dollars for any Interest Period, the sum of (i) the Term SOFR Applicable Credit Adjustment Spread and (ii) the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then clause (a)(ii) of this definition will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and

(b) for any calculation with respect to an ABR Loan on any day, the sum of (i) the Term SOFR Applicable Credit Adjustment Spread and (ii) the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Base Rate Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided that if as of 5:00 p.m. on any Base Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then clause (b)(ii) of this definition will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Base Rate Term SOFR Determination Day.

“Term SOFR Administrator” means the CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion).

“Term SOFR Applicable Credit Adjustment Spread” means 0.10%.

“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.

“Termination Date” means the earliest to occur of (i) the Final Maturity Date, (ii) the date of the termination of the Commitments in full pursuant to Section 2.08(c) and (iii) the date on which the Commitments are terminated pursuant to Article VII.

“Testing Period” has the meaning assigned to such term in Section 5.12(b)(ii)(E)(x).

“Testing Quarter” has the meaning assigned to such term in Section 5.12(b)(ii)(B).

“Third Amendment Effective Date” means May 20, 2024.

“Transactions” means the execution, delivery and performance by the Borrower of this Agreement and the other Loan Documents, the borrowing of Loans, the use of the proceeds thereof and the issuance of Letters of Credit hereunder.

“Transferred Assets” has the meaning assigned to such term in Section 6.03(h).

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans constituting such Borrowing, is determined by reference to the Adjusted Term Benchmark Rate, Daily Simple RFR or the Alternate Base Rate.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“Undisclosed Administration” means, in relation to a Lender, the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official by a supervisory authority or regulator under or based on the law in the country where such Lender is subject to home jurisdiction supervision if applicable law requires that such appointment is not to be publicly disclosed.

“Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in the State of New York.

“United States Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.

“Unquoted Investments” has the meaning set forth in Section 5.12(b)(ii)(B).

“Unsecured Longer-Term Indebtedness” means unsecured Indebtedness of any Obligor (which may be Guaranteed by any other Obligor) that (a) has no scheduled amortization prior to (other than for amortization in an amount not greater than 1% of the aggregate initial principal amount of such Indebtedness per annum, provided that amortization in excess of 1% per annum shall be permitted so long as the amount of such amortization in excess of 1% is permitted to be incurred pursuant to Section 6.01(m), (n) or (o) hereof) and has a final maturity date not earlier than six (6) months after the Final Maturity Date (it being understood that none of (i) the conversion features under convertible notes into Permitted Equity Interests; (ii) the triggering and/or settlement thereof solely with Permitted Equity Interests, except in the case of interest expense or fractional shares (which may be payable in Cash or Cash Equivalents); (iii) any customary voluntary prepayment provisions permitted by the terms thereof; or (iv) any customary mandatory prepayment that is contingent upon the happening of an event that is not certain to occur (including, without limitation, a change of control or bankruptcy), in any case shall constitute “amortization” for the purposes of this definition), (b) is incurred pursuant to terms that are substantially comparable to (or more favorable to such Obligor than) market terms for substantially similar debt of other similarly situated borrowers as reasonably determined in good faith by the

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

Borrower or, if such transaction is not one in which there are market terms for substantially similar debt of other similarly situated borrowers, on terms that are negotiated in good faith on an arm’s length basis (except, in each case, other than financial covenants, covenants governing the borrowing base and events of default (other than events of default customary in indentures or similar instruments that have no analogous provisions in this Agreement or credit agreements generally), which shall be not materially more restrictive upon the Borrower and its Subsidiaries, while any Loans or the Commitments are outstanding, than those set forth in this Agreement (it being understood that put rights or repurchase or redemption obligations (x) in the case of convertible securities, in connection with the suspension or delisting of the capital stock of the Borrower or the failure of the Borrower to satisfy a continued listing rule with respect to its capital stock or (y) arising out of circumstances that would constitute a “fundamental change” (as such term is customarily defined in convertible note offerings) or be an Event of Default shall not be deemed to be more restrictive for purposes of this definition); provided that, any Obligor may incur any Unsecured Longer-Term Indebtedness that otherwise would not meet the requirements set forth in this clause (b) if it has duly made a Modification Offer and (c) that is not secured by any assets of any Obligor. For the avoidance of doubt the conversion of all or any portion of any Permitted Convertible Indebtedness constituting Unsecured Longer-Term Indebtedness into Permitted Equity Interests in accordance with Section 6.12(a), shall not cause such Indebtedness to be designated as Unsecured Shorter-Term Indebtedness hereunder.

Notwithstanding the foregoing, the Existing Notes shall be deemed Unsecured Longer-Term Indebtedness in all respects despite the fact that each maturity date of the Existing Notes is prior to the Maturity Date so long as the Existing Notes continue to comply with all other requirements of the above definition; provided that from and after the date that is nine (9) months prior to the scheduled maturity date of any such Existing Notes, such Existing Notes shall be included in the Covered Debt Amount.

“Unsecured Shorter-Term Indebtedness” means, collectively, (a) any Indebtedness of an Obligor that is not secured by any assets of any Obligor and that does not constitute Unsecured Longer-Term Indebtedness or Special Unsecured Indebtedness and (b) any Indebtedness that is designated as “Unsecured Shorter-Term Indebtedness” pursuant to Section 6.11(a).

“U.S. Government Securities” means securities that are direct obligations of, and obligations the timely payment of principal and interest on which is fully guaranteed by, the United States or any agency or instrumentality of the United States the obligations of which are backed by the full faith and credit of the United States and in the form of conventional bills, bonds and notes.

“U.S. Government Securities Business Day” shall mean any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“Valuation Policy” means the Borrower’s valuation policy, as the same may be amended, supplemented, waived, or otherwise modified from time to time consistent with industry practice for business development companies and in a manner not prohibited by this Agreement.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

“Value” has the meaning assigned to such term in Section 5.13.

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

SECTION 1.11.
Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Term Loan”, “Revolving Loan” or “Multicurrency Loan”), by Type (e.g., an “ABR Loan”) or by Class and Type (e.g., a “Multicurrency Term Benchmark Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Term Borrowing”, “Syndicated Borrowing” or “Dollar Borrowing”), by Type (e.g., an “ABR Borrowing”) or by Class and Type (e.g., a “Syndicated ABR Borrowing” or “Multicurrency Term Benchmark Borrowing”). Loans and Borrowings may also be identified by Currency.
SECTION 1.12.
Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, amended and restated, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or therein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. Solely for purposes of this Agreement, any references to “principal amount” or “obligations” owed by any Person under any Hedging Agreement or Designated Swap shall refer to the amount (after giving effect to any

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

netting agreement) that would be required to be paid by such Person if such Hedging Agreement or Designated Swap were terminated at such time less any collateral posted in support thereof.
SECTION 1.13.
Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, (a) if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Effective Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then (x) the Borrower, the Administrative Agent and the Lenders agree to enter into negotiations in good faith in order to amend such provisions of this Agreement with respect to the Borrower so as to equitably reflect such change to comply with GAAP with the desired result that the criteria for evaluating the Borrower’s financial condition shall be the same after such change to comply with GAAP as if such change had not been made and (y) such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith and (b) all leases that are or would have been treated as operating leases for purposes of GAAP prior to the issuance on February 25, 2016 of the Accounting Standards Update No. 2016-02, Leases (Topic 842) (the “ASU”) shall continue to be accounted for as operating leases for purposes of all financial definitions and calculations for the purposes of the Loan Documents hereunder (whether or not such operating lease obligations were in effect on such date) notwithstanding the fact that such obligations are required in accordance with the ASU (on a prospective or retroactive basis or otherwise) to be treated as capitalized lease obligations in the financial statements to be delivered pursuant to the Loan Documents. Whether or not the Borrower may at any time adopt Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Subtopic 825-10 (or successor standard solely as it relates to fair valuing liabilities) or accounts for liabilities acquired in an acquisition on a fair value basis pursuant to FASB Statement of Financial Accounting Standard No. 141(R) (or successor standard solely as it relates to fair valuing liabilities), all determinations of compliance with the terms and conditions of this Agreement shall be made on the basis that the Borrower has not adopted FASB Accounting Standards Codification Subtopic 825-10 (or such successor standard solely as it relates to fair valuing liabilities) or, in the case of liabilities acquired in an acquisition, FASB Statement of Financial Accounting Standard No. 141(R) (or such successor standard solely as it relates to fair valuing liabilities).
SECTION 1.14.
Currencies; Currency Equivalents.
(a)
Currencies Generally. At any time, any reference in the definition of “Agreed Foreign Currency” or in any other provision of this Agreement to the Currency of any particular nation means the lawful currency of such nation at such time whether or not the name of such Currency is the same as it was on the Effective Date. Except as provided in Section 2.10(b) and the last sentence of Section 2.17(a), for purposes of determining (i) whether the amount of any Borrowing or Letter of Credit under the Multicurrency Commitments, together with all other Borrowings and Letters of Credit under the Multicurrency Commitments then outstanding or to be

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

borrowed at the same time as such Borrowing, would exceed the aggregate amount of the Multicurrency Commitments, (ii) the aggregate unutilized amount of the Multicurrency Commitments, (iii) the Revolving Multicurrency Credit Exposure, (iv) the Multicurrency LC Exposure, (v) the Covered Debt Amount and (vi) the Borrowing Base or the Value or the fair market value of any Investment, the outstanding principal amount of any Borrowing or Letter of Credit that is denominated in any Foreign Currency or the Value or the fair market value of any Investment that is denominated in any Foreign Currency shall be deemed to be the Dollar Equivalent of the amount of the Foreign Currency of such Borrowing, Letter of Credit or Investment, as the case may be, determined as of the date of such Borrowing or Letter of Credit (determined in accordance with the last sentence of the definition of “Interest Period”) or the date of the valuation of such Portfolio Investment, as the case may be. Wherever in this Agreement in connection with a Borrowing or Loan an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Borrowing or Loan is denominated in a Foreign Currency, such amount shall be the relevant Foreign Currency Equivalent of such Dollar amount (rounded to the nearest 1,000 units of such Foreign Currency). Without limiting the generality of the foregoing, for purposes of determining compliance with any basket in Section 6.01(g), 6.01(i), 6.01(m), 6.01(n), 6.01(o), 6.01(p), 6.02(d), 6.03(g) or 6.04(f), in no event shall the Borrower or any of its Subsidiaries be deemed not to be in compliance with any such basket solely as a result of a change in exchange rates.
(b)
Special Provisions Relating to Euro. Each obligation hereunder of any party hereto that is denominated in the National Currency of a state that is not a Participating Member State on the Effective Date shall, effective from the date on which such state becomes a Participating Member State, be redenominated in Euro in accordance with the legislation of the European Union applicable to the European Monetary Union; provided that, if and to the extent that any such legislation provides that any such obligation of any such party payable within such Participating Member State by crediting an account of the creditor can be paid by the debtor either in Euros or such National Currency, such party shall be entitled to pay or repay such amount either in Euros or in such National Currency. If the basis of accrual of interest or fees expressed in this Agreement with respect to an Agreed Foreign Currency of any country that becomes a Participating Member State after the date on which such currency becomes an Agreed Foreign Currency shall be inconsistent with any convention or practice in the interbank market for the basis of accrual of interest or fees in respect of the Euro, such convention or practice shall replace such expressed basis effective as of and from the date on which such state becomes a Participating Member State; provided that, with respect to any Borrowing denominated in such currency that is outstanding immediately prior to such date, such replacement shall take effect at the end of the Interest Period therefor.

Without prejudice to the respective liabilities of the Borrower to the Lenders and the Lenders to the Borrower under or pursuant to this Agreement, each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time, in consultation with the Borrower, reasonably specify to be necessary or appropriate to reflect the introduction or changeover to the Euro in any country that becomes a Participating Member State after the Effective Date; provided that the Administrative Agent shall provide the Borrower and the Lenders with prior notice of the proposed change with an explanation of such

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

change in sufficient time to permit the Borrower and the Lenders an opportunity to respond to such proposed change.

SECTION 1.15.
Divisions. For all purposes under the Loan Documents, if, as a result of any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) any new Person comes into existence, such new Person shall be deemed to have been organized or acquired on the first date of its existence by the holders of its Equity Interests at such time.
SECTION 1.16.
Outstanding Indebtedness. For the avoidance of doubt, to the extent that any Indebtedness is repaid, redeemed, repurchased, defeased or otherwise acquired, retired or discharged (or irrevocable notice for redemption thereof has been given and in connection with such notice, the Borrower has either (x) designated on its balance sheet as “restricted” or (y) deposited with the trustee in respect of such Indebtedness, in each case, an amount of Cash sufficient to consummate such redemption; provided that, from and after the date of such irrevocable notice, such Cash shall not be included in the Borrowing Base or held in an account of the Borrower or any of its Subsidiaries that is pledged to any Person (other than the Collateral Agent or the holders of such Indebtedness)), such Indebtedness shall be deemed to be paid off and not to be outstanding for any purpose hereunder to the extent of the amount of such repayment, redemption, repurchase, defeasance, retirement, discharge or irrevocable notice.
SECTION 1.17.
Reclassification. For purposes of determining compliance with the provisions in Article VI, in the event that a proposed transaction or other action meets the criteria of more than one of the categories described therein, the Borrower, in its sole discretion, will be permitted to classify such transaction or other action on the date it is consummated or otherwise taken or later reclassify such transaction or other action, in any manner that complies with each applicable provision of Article VI, so long as such transaction or other action is permitted to be consummated or otherwise taken pursuant to each applicable provision of Article VI at the time of reclassification.
SECTION 1.18.
Calculations. For purposes of categorization of each Portfolio Investment in accordance with Section 5.13, the amount of “first lien debt”, “aggregate first lien debt” and “EBITDA” with respect to any Portfolio Investment may be calculated by the Borrower in good faith using information from and calculations consistent with the relevant financial models, pro forma financial statements, compliance certificates and financial reporting packages provided by the relevant obligor or issuer as per the requirements of and all in the manner set forth in the relevant agreement governing such Portfolio Investment.
SECTION 1.19.
Rates. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Alternate Base Rate, the Daily Simple RFR, or the Adjusted Term Benchmark Rate or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Alternate Base Rate, the Daily Simple RFR, the Adjusted Term Benchmark Rate or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Alternate Base Rate, the Daily Simple RFR, the Adjusted Term Benchmark Rate, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Alternate Base Rate, the Daily Simple RFR, the Adjusted Term Benchmark Rate or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service other than for direct or actual damages resulting from willful misconduct or gross negligence of the Administrative Agent as determined by a final, non-appealable judgment of a court of competent jurisdiction.
ARTICLE II

THE CREDITS
SECTION 2.10.
The Commitments. Subject to the terms and conditions set forth herein:
(a)
each Dollar Lender severally agrees to make Revolving Loans in Dollars to the Borrower from time to time during the Availability Period in an aggregate principal amount that will not result in (i) such Lender’s Revolving Dollar Credit Exposure exceeding such Lender’s Dollar Commitment, (ii) the aggregate Revolving Dollar Credit Exposure of all of the Dollar Lenders exceeding the aggregate Dollar Commitments at such time or (iii) the Covered Debt Amount exceeding the Borrowing Base then in effect;
(b)
each Multicurrency Lender severally agrees to make Revolving Loans in Dollars and in Agreed Foreign Currencies to the Borrower from time to time during the Availability Period in an aggregate principal amount that will not result in (i) such Lender’s Revolving Multicurrency Credit Exposure exceeding such Lender’s Multicurrency Commitment, (ii) the aggregate Revolving Multicurrency Credit Exposure of all of the Multicurrency Lenders exceeding the aggregate Multicurrency Commitments at such time or (iii) the Covered Debt Amount exceeding the Borrowing Base then in effect; and
(c)
each Term Lender severally agrees to make a Term Loan in Dollars to the Borrower on the Third Amendment Effective Date in an aggregate principal amount (i) up to but not exceeding such Term Lender’s Initial Term Commitment and (ii) that will not result in the total Covered Debt Amount exceeding the Borrowing Base then in effect.

Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans. Amounts repaid or prepaid

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

with respect to the Term Loans may not be reborrowed. The Term Commitment of each Term Lender shall automatically terminate upon such Term Lender fully funding its Term Commitment.

SECTION 2.11.
Loans and Borrowings.
(a)
Obligations of Lenders. Each Syndicated Loan shall be made as part of a Borrowing consisting of Loans of the same Class of Commitments, Currency and Type made by the applicable Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required.
(b)
Type of Loans. Subject to Section 2.13, each Syndicated Borrowing of a Class shall be constituted entirely of ABR Loans, RFR Loans or of Term Benchmark Loans of such Class denominated in a single Currency as the Borrower may request in accordance herewith. Each ABR Loan shall be denominated in Dollars. Each Term Benchmark Loan shall be denominated in Dollars or an Agreed Foreign Currency (other than Sterling). Each RFR Loan shall be denominated in Sterling. Each Lender at its option may make any Term Benchmark Loan or RFR Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that (x) any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement and (y) in exercising such option, such Lender shall use reasonable efforts to minimize any increased costs to the Borrower resulting therefrom (which obligation of the Lender shall not require it to take, or refrain from taking, actions that it determines would result in increased costs for which it will not be compensated hereunder or that it determines would be otherwise disadvantageous to it and in the event of such request for costs for which compensation is provided under this Agreement, the provisions of Sections 2.14 and 2.18 shall apply).
(c)
Minimum Amounts. Each Term Benchmark Borrowing and RFR Borrowing shall be in an aggregate amount of $1,000,000 or a larger multiple of $1,000,000, and each ABR Borrowing (whether a Syndicated Loan or a Swingline Loan) shall be in an aggregate amount of $1,000,000 or a larger multiple of $100,000; provided that a Syndicated ABR Borrowing of a Class may be in an aggregate amount that is equal to the entire unused balance of the total Commitments of such Class or that is required to finance the reimbursement of an LC Disbursement of such Class as contemplated by Section 2.05(f). Borrowings of more than one Class, Currency and Type may be outstanding at the same time.
(d)
Limitations on Interest Periods. Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request (or to elect to convert to or continue as a Term Benchmark Borrowing) any Borrowing if the Interest Period requested therefor would end after the Final Maturity Date.
(e)
Treatment of Classes. Notwithstanding anything to the contrary contained herein, with respect to each Revolving Loan, Swingline Loan or Letter of Credit designated in Dollars, the Administrative Agent shall deem the Borrower to have requested that such Revolving Loan, Swingline Loan or Letter of Credit be applied ratably to each of the Dollar Commitments

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

and the Multicurrency Commitments, based upon the percentage of the aggregate Revolving Commitments represented by the Dollar Commitments and the Multicurrency Commitments, respectively.
SECTION 2.12.
Requests for Syndicated Borrowings.
(a)
Notice by the Borrower. To request a Syndicated Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone, delivery of a signed Borrowing Request or by e-mail (i) in the case of a Term Benchmark Borrowing denominated in Dollars, not later than 11:00 a.m., New York City time, three Business Days before the date of the proposed Borrowing, (ii) in the case of a Term Benchmark Borrowing denominated in a Foreign Currency, not later than 11:00 a.m., New York City time, four Business Days before the date of the proposed Borrowing, (iii) in the case of a RFR Borrowing, not later than 11:00 a.m., New York City time, four Business Days before the date of the proposed Borrowing or (iv) in the case of a Syndicated ABR Borrowing, not later than 11:00 a.m., New York City time, on the date of the proposed Borrowing. Each telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery, telecopy or e-mail to the Administrative Agent of a written Borrowing Request.
(b)
Requests. Each telephonic and written (including by e-mail) Borrowing Request shall specify the following information in compliance with Section 2.02:
(i)
whether such Borrowing is to be made under the Term Commitments, the Dollar Commitments or the Multicurrency Commitments or pro rata pursuant to Section 2.02(e);
(ii)
in the case of a Revolving Borrowing, the aggregate amount and Currency of the requested Borrowing;
(iii)
the date of such Borrowing, which shall be a Business Day (or, in the case of the Borrowing of the Initial Term Loan, the Third Amendment Effective Date);
(iv)
in the case of a Syndicated Borrowing denominated in Dollars, whether such Borrowing is to be an ABR Borrowing or a Term Benchmark Borrowing;
(v)
in the case of a Borrowing denominated in an Agreed Foreign Currency, whether such Borrowing is to be a Term Benchmark Borrowing or a RFR Borrowing;
(vi)
in the case of a Term Benchmark Borrowing, the Interest Period therefor, which shall be a period contemplated by the definition of “Interest Period” and permitted under Section 2.02(d); and
(vii)
the location and number of the Borrower’s account to which funds are to be disbursed.
(c)
Notice by the Administrative Agent to the Lenders. Promptly following receipt of a Borrowing Request in accordance with this Section 2.03, the Administrative Agent

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

shall advise each applicable Lender of the details thereof and of the amounts of such Lender’s Loan to be made as part of the requested Borrowing.
(d)
Failure to Elect. If no election as to the Currency of a Revolving Borrowing is specified, then the requested Revolving Borrowing shall be denominated in Dollars. If no election as to the Type of a Syndicated Borrowing is specified, then the requested Borrowing shall be a Term Benchmark Borrowing having an Interest Period of one month and, in the case of a Revolving Borrowing, if an Agreed Foreign Currency has been specified, the requested Revolving Borrowing shall be a Term Benchmark Borrowing or RFR Borrowing (and in the case of such Term Benchmark Borrowing, having an Interest Period of one month), as applicable, denominated in such Agreed Foreign Currency. If a Term Benchmark Borrowing is requested but no Interest Period is specified, (i) if the Currency specified for such Borrowing is Dollars (or if no Currency has been so specified), the requested Borrowing shall be a Term Benchmark Borrowing denominated in Dollars having an Interest Period of one month’s duration, and (ii) if the Currency specified for such Borrowing is an Agreed Foreign Currency, the Borrower shall be deemed to have selected an Interest Period of one month’s duration.
(e)
Notice by Borrower for Initial Term Loan. Notwithstanding anything to the contrary herein and the notice requirements set forth in Section 2.03(a), to request the Initial Term Loan to be made on the Third Amendment Effective Date, the Borrower shall notify the Administrative Agent of such request by telephone (confirmed by telecopy or electronic communication) not later than 12:00 p.m., New York City time, one (1) Business Day before the date of the proposed Third Amendment Effective Date (or such later time as reasonably agreed by the Administrative Agent). For the avoidance of doubt, such notice shall not affect any future obligations of the Borrower to comply with the obligations of Section 2.03(a) in connection with any Borrowing Request.
SECTION 2.13.
Swingline Loans.
(a)
Agreement to Make Swingline Loans. Subject to the terms and conditions set forth herein, each Swingline Lender severally agrees to make Swingline Loans under each Commitment to the Borrower from time to time during the Availability Period in Dollars and, to the extent agreed to by the applicable Swingline Lender, in Agreed Foreign Currencies, in an aggregate principal amount at any time outstanding that will not result in (i) the Dollar Equivalent of the aggregate principal amount of outstanding Swingline Loans exceeding $50,000,000 or any Swingline Lender’s outstanding Swingline Loans exceeding the amount set forth opposite the name of such Swingline Lender on Schedule 2.05, (ii) the sum of any Swingline Lender’s outstanding Multicurrency Loans, its LC Exposure, its outstanding Swingline Loans and (without duplication) its other Swingline Exposure exceeding its Multicurrency Commitment, (iii) the total Revolving Dollar Credit Exposures exceeding the aggregate Dollar Commitments at such time, (iv) the total Revolving Multicurrency Credit Exposures exceeding the aggregate Multicurrency Commitments at such time or (v) the total Covered Debt Amount exceeding the Borrowing Base then in effect; provided that no Swingline Lender shall be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, repay, prepay and reborrow Swingline Loans.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

(b)
Notice of Swingline Loans by the Borrower. To request a Swingline Loan, the Borrower shall notify the Administrative Agent of such request by telephone (confirmed by telecopy) or by e-mail not later than 2:00 p.m., New York City time, on the day of such proposed Swingline Loan. Each such notice shall be irrevocable and shall specify the Swingline Lender from which such Swingline Loan shall be made, the requested date (which shall be a Business Day), the amount, the Currency of the requested Swingline Loan and, if such Swingline Loan is denominated in Dollars, whether such Swingline Loan is to be made under the Dollar Commitments or the Multicurrency Commitments. The Administrative Agent will promptly advise the applicable Swingline Lender of any such notice received from the Borrower. Each Swingline Lender shall make each applicable Swingline Loan available to the Borrower by means of a credit to the general deposit account of the Borrower with such Swingline Lender or such other account that has been specified in writing by the Borrower to such Swingline Lender (or, in the case of a Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(f), by remittance to the applicable Issuing Bank) by 3:00 p.m., New York City time, on the requested date of such Swingline Loan.
(c)
Participations by Revolving Lenders in Swingline Loans. Any Swingline Lender may by written notice given to the Administrative Agent not later than 10:00 a.m., New York City time on any Business Day, require the Revolving Lenders of the applicable Class to acquire participations on such Business Day in all or a portion of the outstanding Swingline Loans of such Class made by such Swingline Lender. Such notice to the Administrative Agent shall specify the aggregate amount of Swingline Loans in which the applicable Revolving Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each applicable Revolving Lender, specifying in such notice such Revolving Lender’s Applicable Dollar Percentage or Applicable Multicurrency Percentage of such Swingline Loan or Loans. Each Revolving Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above in this paragraph, to pay to the Administrative Agent, for account of the applicable Swingline Lender, such Revolving Lender’s Applicable Dollar Percentage or Applicable Multicurrency Percentage of such Swingline Loan or Loans; provided that no Revolving Lender shall be required to purchase a participation in a Swingline Loan pursuant to this Section 2.04(c) if (x) the conditions set forth in Section 4.02 would not be satisfied in respect of a Borrowing at the time such Swingline Loan was made and (y) the Required Lenders of the respective Class shall have so notified the applicable Swingline Lender in writing and shall not have subsequently determined that the circumstances giving rise to such conditions not being satisfied no longer exist. Unless a Swingline Lender has received the written notice referred to in the previous sentence prior to the time such Swingline Loan was made, then, subject to the terms and conditions hereof, such Swingline Lender shall be entitled to assume all such conditions are satisfied.

Subject to the foregoing, each Revolving Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph (c) is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Revolving Commitments of the respective Class, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

same manner as provided in Section 2.06 with respect to Loans made by such Revolving Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the applicable Swingline Lender the amounts so received by it from the Revolving Lenders. The Administrative Agent shall notify the Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the relevant Swingline Lender. Any amounts received by a Swingline Lender from the Borrower (or other party on behalf of the Borrower) in respect of a Swingline Loan after receipt by such Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Revolving Lenders that shall have made their payments pursuant to this paragraph and to the applicable Swingline Lender, as their interests may appear. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrower of any default in the payment thereof.

(d)
Resignation and Replacement of Swingline Lender. Any Swingline Lender may resign and be replaced at any time by written agreement among the Borrower, the Administrative Agent, the resigning Swingline Lender and a successor Swingline Lender. The Administrative Agent shall notify the Lenders of any such resignation and replacement of any Swingline Lender. In addition to the foregoing, if a Revolving Lender becomes, and during the period it remains, a Defaulting Lender, and if any Default has arisen from a failure of the Borrower to comply with Section 2.19(a), then each Swingline Lender may, upon prior written notice to the Borrower and the Administrative Agent, resign as a Swingline Lender, effective at the close of business New York City time on a date specified in such notice (which date may not be less than five Business Days after the date of such notice). On or after the effective date of any such resignation, the Borrower and the Administrative Agent may, by written agreement, appoint one or more successor Swingline Lenders. The Administrative Agent shall notify the Lenders of any such appointment of a successor Swingline Lender. Upon the effectiveness of any resignation of any Swingline Lender, the Borrower shall repay in full all outstanding Swingline Loans made by such Swingline Lender together with all accrued interest thereon. From and after the effective date of the appointment of a successor Swingline Lender, (i) such successor Swingline Lender shall have all the rights and obligations of the replaced Swingline Lender under this Agreement with respect to Swingline Loans to be made by such successor Swingline Lender thereafter and (ii) references herein to the term “Swingline Lender” and/or “Swingline Lenders” shall be deemed to refer to such successor or successors (and the other current Swingline Lenders, if applicable) or to any previous Swingline Lender, or to such successor or successors (and all current Swingline Lenders) and all previous Swingline Lenders, as the context shall require. After the replacement of the Swingline Lender hereunder, the replaced Swingline Lender shall have no obligation to make additional Swingline Loans.
SECTION 2.14.
Letters of Credit.
(a)
General. Subject to the terms and conditions set forth herein, in addition to the Loans provided for in Section 2.01, (i) the Borrower may request any Issuing Bank to issue, and (ii) each Issuing Bank severally agrees to issue, at any time and from time to time during the Availability Period and under either the Dollar Commitments or, solely in the case of an Issuing

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

Bank that is a Multicurrency Lender, under the Multicurrency Commitments, Letters of Credit denominated in Dollars or (in the case of Letters of Credit under the Multicurrency Commitments) in any Agreed Foreign Currency for its own account or the account of its designee (provided that the Obligors shall remain primarily liable to the Lenders hereunder for payment and reimbursement of all amounts payable in respect of the Letters of Credit hereunder) in such form as is acceptable to such Issuing Bank in its reasonable determination and for the benefit of such named beneficiary or beneficiaries as are specified by the Borrower. Letters of Credit issued hereunder shall constitute utilization of the Commitments up to the aggregate amount available to be drawn thereunder.
(b)
Notice of Issuance, Amendment, Renewal or Extension. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by such Issuing Bank) to any Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (d) of this Section 2.05), the amount and Currency of such Letter of Credit, whether such Letter of Credit is to be issued under the Dollar Commitments or the Multicurrency Commitments, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the applicable Issuing Bank, the Borrower also shall submit a letter of credit application on such Issuing Bank’s standard form in connection with any request for a Letter of Credit. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, any Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.
(c)
Limitations on Amounts. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the aggregate LC Exposure of the Issuing Banks (determined for these purposes without giving effect to the participations therein of the Revolving Lenders pursuant to paragraph (e) of this Section) shall not exceed $50,000,000 and the LC Exposure of the applicable Issuing Bank requested to issue such Letter of Credit (determined for these purposes without giving effect to the participations therein of the Lenders pursuant to paragraph (e) of this Section) shall not exceed the amount set forth opposite the name of such Issuing Bank on Schedule 2.05 (or such greater amount as such Issuing Bank may agree in its sole discretion); (ii) the total Revolving Dollar Credit Exposures shall not exceed the aggregate Dollar Commitments at such time; (iii) the total Revolving Multicurrency Credit Exposures shall not exceed the aggregate Multicurrency Commitments at such time; (iv) with respect to each Issuing Bank that is a Swingline Lender, the sum of such Swingline Lender’s outstanding Multicurrency Loans, its LC Exposure, its outstanding Swingline Loans and (without duplication) its other Swingline Exposure shall not exceed its Multicurrency Commitment then in effect; and (v) the total Covered Debt Amount shall not exceed the Borrowing Base then in effect.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

(d)
Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the date twelve months after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, twelve months after the then-current expiration date of such Letter of Credit, so long as such renewal or extension occurs within three months of such then-current expiration date); provided that any Letter of Credit with a one-year term may provide for the renewal thereof for additional one-year periods. No Letter of Credit may be renewed following the earlier to occur of the Commitment Termination Date and the Termination Date, except with the consent of the applicable Issuing Bank and to the extent that the relevant Letter of Credit is Cash Collateralized no later than five Business Days prior to the Commitment Termination Date or Termination Date, as applicable or supported by another letter of credit, in each case pursuant to arrangements reasonably satisfactory to the applicable Issuing Bank and the Administrative Agent.
(e)
Participations. By the issuance of a Letter of Credit of a Class (or an amendment to a Letter of Credit increasing the amount thereof) by an Issuing Bank, and without any further action on the part of such Issuing Bank or the Revolving Lenders, such Issuing Bank hereby grants to each Revolving Lender of such Class, and each Revolving Lender of such Class hereby acquires from such Issuing Bank, a participation in such Letter of Credit equal to such Revolving Lender’s Applicable Percentage, in the case of a Letter of Credit denominated in Dollars, or Applicable Multicurrency Percentage, in the case of a Letter of Credit denominated in an Agreed Foreign Currency, of the aggregate amount available to be drawn under such Letter of Credit. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph (e) in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the applicable Commitments; provided that no Revolving Lender shall be required to purchase a participation in a Letter of Credit pursuant to this Section 2.05(e) if (x) the conditions set forth in Section 4.02 would not be satisfied in respect of a Borrowing at the time such Letter of Credit was issued and (y) the Administrative Agent or any Revolving Lender shall have so notified such Issuing Bank in writing at least two (2) Business Days prior to the requested date of issuance of such Letter of Credit and shall not have subsequently determined that the circumstances giving rise to such conditions not being satisfied no longer exist. Unless an Issuing Bank has received written notice from any Revolving Lender, the Administrative Agent or the Borrower, at least two (2) Business Days prior to the requested date of issuance of the applicable Letter of Credit, that one or more applicable conditions contained in Section 4.02 shall not then be satisfied, then, subject to the terms and conditions hereof, such Issuing Bank shall be entitled to assume all such conditions are satisfied.

In consideration and in furtherance of the foregoing, each Revolving Lender of a Class hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of each Issuing Bank, such Revolving Lender’s Applicable Percentage, in the case of a Letter of Credit denominated in Dollars, or such Multicurrency Lender’s Applicable Multicurrency Percentage, in the case of a Letter of Credit denominated in an Agreed Foreign Currency, of each LC Disbursement made by such Issuing Bank in respect of Letters of Credit of such Class promptly upon the request of such Issuing Bank at any time from the time of such LC Disbursement until such LC Disbursement is reimbursed by the Borrower or at any time after any reimbursement

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

payment is required to be refunded to the Borrower for any reason. Such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each such payment shall be made in the same manner as provided in Section 2.06 with respect to Loans made by such Revolving Lender (and Section 2.06 shall apply, mutatis, mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the applicable Issuing Bank the amounts so received by it from the Revolving Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to the next following paragraph (f), the Administrative Agent shall distribute such payment to the applicable Issuing Bank or, to the extent that the Revolving Lenders have made payments pursuant to this paragraph (e) to reimburse such Issuing Bank, then to such Revolving Lenders and such Issuing Bank as their interests may appear. Any payment made by a Revolving Lender pursuant to this paragraph (e) to reimburse an Issuing Bank for any LC Disbursement shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement.

(f)
Reimbursement. If an Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such Issuing Bank in respect of such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement in the Currency in which such Letter of Credit is denominated not later than 3:00 p.m., New York City time, on (i) the Business Day that the Borrower receives notice of such LC Disbursement, if such notice is received prior to 10:00 a.m., New York City time, or (ii) the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time; provided that, if such LC Disbursement is not less than $1,000,000 and is denominated in Dollars, the Borrower may, subject to the conditions to borrowing set forth herein (other than any minimum amounts, including as set forth in Section 2.02(c)), request in accordance with Section 2.03 or 2.04 that such payment be financed with a Syndicated ABR Borrowing or a Swingline Loan of the respective Class in an equivalent amount and, to the extent so financed, the Borrower’s obligation to make such payment shall be discharged and replaced by the resulting Syndicated ABR Borrowing or Swingline Loan.

If the Borrower fails to make such payment when due, the Administrative Agent shall notify each affected Revolving Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Revolving Lender’s Applicable Dollar Percentage, in the case of a Letter of Credit denominated in Dollars, or such Multicurrency Lender’s Applicable Multicurrency Percentage, in the case of a Letter of Credit denominated in an Agreed Foreign Currency, thereof.

(g)
Obligations Absolute. The Borrower’s obligation to reimburse LC Disbursements as provided in paragraph (f) of this Section 2.05 shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by an Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply strictly with the terms of such Letter of Credit, and (iv) any other event or circumstance

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.05, constitute a legal or equitable discharge of the Borrower’s obligations hereunder.

None of the Administrative Agent, the Revolving Lenders, the Issuing Banks or any of their respective Related Parties shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit by the Issuing Banks or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Banks; provided that the foregoing shall not be construed to excuse any Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by such Issuing Bank’s fraud, gross negligence or willful misconduct when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof as determined by a court of competent jurisdiction in a final and non-appealable judgment. The parties hereto expressly agree that:

(i)
the Issuing Banks may accept documents that appear on their face to be in substantial compliance with the terms of a Letter of Credit without responsibility for further investigation, regardless of any notice or information to the contrary, and may make payment upon presentation of documents that appear on their face to be in substantial compliance with the terms of such Letter of Credit;
(ii)
the Issuing Banks shall have the right, in their sole discretion, to decline to accept such documents and to make such payment if such documents are not in strict compliance with the terms of such Letter of Credit; and
(iii)
this sentence shall establish the standard of care to be exercised by the Issuing Banks when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof (and the parties hereto hereby waive, to the extent permitted by applicable law, any standard of care inconsistent with the foregoing).
(h)
Disbursement Procedures. Each Issuing Bank shall, within a reasonable time following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit issued by such Issuing Bank. The applicable Issuing Bank shall promptly after such examination notify the Administrative Agent and the Borrower by telephone (confirmed by telecopy or electronic communication) of such demand for payment and whether such Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse such Issuing Bank and the applicable Revolving Lenders with respect to any such LC Disbursement.
(i)
Interim Interest. If any Issuing Bank shall make any LC Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to Syndicated ABR Loans; provided that, if the Borrower fails to reimburse such LC Disbursement within two (2) Business Days following the date when due pursuant to paragraph (f) of this Section 2.05, then the provisions of Section 2.12(c) shall apply. Interest accrued pursuant to this paragraph (i) shall be for the account of the applicable Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph (f) of this Section 2.05 to reimburse such Issuing Bank shall be for the account of such Revolving Lender to the extent of such payment.
(j)
Resignation and/or Replacement of an Issuing Bank. Any Issuing Bank may resign and be replaced at any time by written agreement among the Borrower, the Administrative Agent, the resigning Issuing Bank and the successor Issuing Bank. In addition, if any Issuing Bank, in its capacity as a Revolving Lender, assigns all of its Revolving Loans and Revolving Commitments in accordance with the terms of this Agreement, such Issuing Bank may, with the prior written consent of the Borrower (such consent not to be unreasonably withheld or delayed; provided that no consent of the Borrower shall be required if an Event of Default under clause (a), (b), (i), (j) or (k) of Article VII has occurred and is continuing), resign as an Issuing Bank hereunder upon not less than thirty days prior written notice to the Administrative Agent and the Borrower; provided, further, that, in determining whether to give any such consent, the Borrower may consider (in its reasonable discretion), among other factors, the sufficiency of availability of Letters of Credit hereunder. The Administrative Agent shall notify the Revolving Lenders of any such resignation and replacement of an Issuing Bank. Upon the effectiveness of any resignation or replacement of an Issuing Bank, the Borrower shall pay all unpaid fees accrued for the account of the resigning or replaced Issuing Bank pursuant to Section 2.11(b). From and after the effective date of the appointment of a successor Issuing Bank, (i) the successor Issuing Bank shall have all the rights and obligations of the replaced Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “Issuing Bank” and/or “Issuing Banks” shall be deemed to refer to such successor or successors (and the other current Issuing Banks, if applicable) or to any previous Issuing Bank, or to such successor or successors (and all other current Issuing Banks) and all previous Issuing Banks, as the context shall require. After the effective replacement or resignation of any Issuing Bank hereunder, the resigning or replaced Issuing Bank, as the case may be, shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such resignation or replacement, but shall not be required to issue additional Letters of Credit.
(k)
Cash Collateralization. If the Borrower shall be required to provide Cash Collateral for LC Exposure pursuant to Section 2.05(d), Section 2.09(a), Section 2.10(b) or (c) or the penultimate paragraph of Article VII, the Borrower shall promptly, but in any event within five (5) Business Days, deposit into a segregated collateral account or accounts (herein, collectively, the “Letter of Credit Collateral Account”) in the name and under the dominion and control of the Administrative Agent, for the benefit of the Lenders, Cash denominated in the Currency of the Letter of Credit under which such LC Exposure arises in an amount equal to the amount required under Section 2.05(d), Section 2.09(a), Section 2.10(b) or (c), or the penultimate paragraph of Article VII, as applicable. Such deposit shall be held by the Administrative Agent as collateral in the first instance for the LC Exposure under this Agreement and thereafter for the payment of the

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

“Secured Obligations” under and as defined in the Guarantee and Security Agreement, and for these purposes the Borrower hereby grants a security interest to the Administrative Agent for the benefit of the Revolving Lenders in the Letter of Credit Collateral Account and in any financial assets (as defined in the Uniform Commercial Code) or other property held therein. If the Borrower is required to provide Cash Collateral hereunder as a result of the occurrence of an Event of Default, such Cash Collateral (to the extent not applied as set forth in this Section 2.05(k)) shall be returned to the Borrower promptly after all Events of Default have been cured or waived. If the Borrower is required to provide Cash Collateral hereunder pursuant to Section 2.10(b)(ii), such Cash Collateral (to the extent not applied as set forth in this Section 2.05(k)) shall be returned to the Borrower promptly as and to the extent that, after giving effect to such return, the aggregate Revolving Multicurrency Credit Exposures would not exceed the aggregate Multicurrency Commitments.
(l)
No Obligation to Issue After Certain Events. No Issuing Bank shall be under any obligation to issue, amend, renew or extend any Letter of Credit if: any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such Issuing Bank from issuing, amending, renewing or extending such Letter of Credit, or any law applicable to such Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Issuing Bank shall prohibit, or request that such Issuing Bank shall refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such Issuing Bank is not otherwise compensated hereunder) not in effect on the Effective Date, or shall impose upon such Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Effective Date and which such Issuing Bank in good faith deems material to it, or the issuance of such Letter of Credit would violate one or more policies of such Issuing Bank applicable to letters of credit generally.
(m)
Applicability of ISP and UCP. Unless otherwise expressly agreed by the Issuing Banks and the Borrower when a Letter of Credit is issued, (i) the rules of the International Standby Practices shall apply to each standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce at the time of issuance shall apply to each commercial Letter of Credit
(n)
Additional Issuing Banks. From time to time, the Borrower may, by notice to the Administrative Agent, designate one or more additional Revolving Lenders as an Issuing Bank, so long as each such Lender agrees (in its sole discretion) to act in such capacity and is reasonably satisfactory to the Administrative Agent; provided that each such notice shall include an updated Schedule 2.05; provided, further, that the Borrower shall not update Schedule 2.05 to increase any Issuing Bank’s maximum LC Exposure without such Issuing Bank’s consent. Each such additional Issuing Bank shall execute a counterpart of this Agreement upon the approval of the Administrative Agent (which approval shall not be unreasonably withheld, delayed or conditioned) and shall thereafter be an Issuing Bank hereunder for all purposes.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

SECTION 2.15.
Funding of Borrowings.
(a)
Funding by Lenders. Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by (i) in the case of any Loan (other than a Syndicated ABR Borrowing), 11:00 a.m. New York City time, and (ii) in the case of any Loan that is a Syndicated ABR Borrowing, 1:00 p.m. New York City time, in each case, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders; provided that Swingline Loans shall be made as provided in Section 2.04. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower designated by the Borrower in the applicable Borrowing Request; provided that Syndicated ABR Borrowings made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(f) shall be remitted by the Administrative Agent to the applicable Issuing Bank.
(b)
Presumption by the Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed funding deadline of any Borrowing set forth in clause (a) of this Section 2.06 that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with clause (a) of this Section 2.06 and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the Federal Funds Effective Rate or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing. Nothing in this paragraph shall relieve any Lender of its obligation to fulfill its commitments hereunder, and this paragraph shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.
SECTION 2.16.
Interest Elections.
(a)
Elections by the Borrower for Syndicated Borrowings. Subject to Section 2.03(d), the Loans constituting each Syndicated Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Term Benchmark Borrowing, shall have the Interest Period specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a Borrowing of a different Type or to continue such Borrowing as a Borrowing of the same Type and, in the case of a Term Benchmark Borrowing, may elect the Interest Period therefor, all as provided in this Section 2.07; provided, however, that (i) a Syndicated Borrowing of a Class may only be continued or converted into a Syndicated Borrowing of the same Class, (ii) except as set forth in Section 2.13, 2.20(e) and 2.21, a Syndicated Borrowing denominated in one Currency may not be continued as, or converted to, a Syndicated Borrowing in a different Currency, (iii) no Term Benchmark Borrowing denominated in a Foreign Currency may be continued if, after giving effect thereto, the aggregate Revolving Multicurrency Credit

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

Exposures would exceed the aggregate Multicurrency Commitments, and (iv) neither a Term Benchmark Borrowing denominated in a Foreign Currency nor a RFR Borrowing may be converted to a Borrowing of a different Type. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders of the respective Class holding the Loans constituting such Borrowing, and the Loans constituting each such portion shall be considered a separate Borrowing. This Section shall not apply to Swingline Loans, which may not be converted or continued.
(b)
Notice of Elections. To make an election pursuant to this Section 2.07, the Borrower shall notify the Administrative Agent of such election by telephone or e-mail by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Syndicated Borrowing of the Type resulting from such election to be made on the effective date of such election. Each Interest Election Request delivered by telephone or e-mail shall be irrevocable and shall be confirmed promptly (but no later than the close of business on the date of such request) by hand delivery, telecopy or electronic communication to the Administrative Agent of a written Interest Election Request.
(c)
Content of Interest Election Requests. Each telephonic and written (including by e-mail) Interest Election Request shall specify the following information in compliance with Section 2.02:
(i)
the Borrowing (including the Class of Commitment) to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) of this paragraph (c) shall be specified for each resulting Borrowing);
(ii)
the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;
(iii)
whether, in the case of a Borrowing denominated in Dollars, the resulting Borrowing is to be an ABR Borrowing or a Term Benchmark Borrowing; and
(iv)
if the resulting Borrowing is a Term Benchmark Borrowing, the Interest Period therefor after giving effect to such election, which shall be a period contemplated by the definition of “Interest Period” and permitted under Section 2.02(d).
(d)
Notice by the Administrative Agent to the Lenders. Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each applicable Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.
(e)
Failure to Elect; Events of Default. If the Borrower fails to deliver a timely and complete Interest Election Request with respect to a Term Benchmark Borrowing prior to the end of the Interest Period therefor, then, unless such Borrowing is repaid as provided herein, (i) if such Borrowing is denominated in Dollars, at the end of such Interest Period such Borrowing shall be converted to a Term Benchmark Borrowing of the same Class having an Interest Period of one month, and (ii) if such Borrowing is denominated in a Foreign Currency, the Borrower shall be

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

deemed to have selected an Interest Period of one month. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, (i) each Term Benchmark Borrowing denominated in Dollars shall, at the end of the applicable Interest Period for such Term Benchmark Borrowing, be automatically converted to an ABR Borrowing and (ii) no Term Benchmark Borrowing denominated in a Foreign Currency shall have an Interest Period of more than one month.
SECTION 2.17.
Termination, Reduction or Increase of the Commitments.
(a)
Scheduled Termination. Unless previously terminated, the Revolving Commitments of each Class shall terminate on the Commitment Termination Date.
(b)
Voluntary Termination or Reduction. The Borrower may at any time, without premium or penalty, terminate or from time to time reduce, the Revolving Commitments ratably among each Class of Revolving Commitment; provided that (i) each reduction of the Revolving Commitments of a Class shall be in an amount that is $10,000,000 or a larger multiple of $5,000,000 in excess thereof (or, if less, the entire amount of the Revolving Commitments of such Class) and (ii) the Borrower shall not terminate or reduce the Revolving Commitments of either Class if, after giving effect to any concurrent prepayment of the Revolving Loans of such Class in accordance with Section 2.10, the total Revolving Credit Exposures of such Class would exceed the total Revolving Commitments of such Class. Any such reduction of the Revolving Commitments below the amount of the Swingline Loans permitted under Section 2.04(a)(i) and the Letters of Credit permitted under Section 2.05(c)(i) shall result in a dollar-for-dollar reduction of such amounts as applicable.
(c)
Notice of Voluntary Termination or Reduction. The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Revolving Commitments under clause (b) of this Section 2.08 at least three (3) Business Days prior to the effective date of such termination or reduction (or such lesser period agreed to by the Administrative Agent), specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the applicable Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section 2.08 shall be irrevocable; provided that a notice of termination or reduction of the Revolving Commitments of a Class delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities or transactions, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.
(d)
Effect of Termination or Reduction. Any termination or reduction of the Revolving Commitments of a Class pursuant to clause (b) shall be permanent. Each reduction of the Revolving Commitments of a Class pursuant to clause (b) shall be made ratably among the Lenders of such Class in accordance with their respective Revolving Commitments.
(e)
Increase of the Commitments.
(i)
Requests for Increase by Borrower. The Borrower may, at any time, request that the Revolving Commitments hereunder of a Class be increased or a new Class of

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

Incremental Term Commitments be created (each such proposed increase or creation being a “Commitment Increase”) upon notice to the Administrative Agent (who shall promptly notify the Lenders), which notice shall specify each existing Lender (each an “Increasing Lender”) and/or each additional lender (each an “Assuming Lender”) that shall have agreed to an additional Commitment and the date on which such increase or creation, as applicable, is expected to be effective (the date of actual effectiveness, the “Commitment Increase Date”), which shall be a Business Day at least three Business Days (or such lesser period as the Administrative Agent may reasonably agree) after delivery of such notice and at least 30 days prior to the Commitment Termination Date; provided that:
(A)
the minimum amount of the Commitment of any Assuming Lender, and the minimum amount of the increase of the Commitment of any Increasing Lender, as part of such Commitment Increase shall be $10,000,000 or a larger multiple of $5,000,000 in excess thereof (or such lesser amount as the Administrative Agent may reasonably agree);
(B)
immediately after giving effect to such Commitment Increase, the total Commitments of all of the Lenders hereunder shall not exceed $1,500,000,000;
(C)
each Assuming Lender shall be consented to by the Administrative Agent and, in the case of a Commitment Increase under the Revolving Commitments, each Swingline Lender and each Issuing Bank (such consent not to be unreasonably withheld, delayed or conditioned);
(D)
in the case of any Commitment Increase (other than a Commitment Increase used in connection with a Specified Purchase), no Default shall have occurred and be continuing on such Commitment Increase Date or shall result from the proposed Commitment Increase; and
(E)
(1) in the case of a Commitment Increase used in connection with a merger or consolidation with, or acquisition by an Obligor of all or substantially all of the assets of, any other business development company advised by the External Manager permitted under Section 6.03 (such Person, a “Specified Target” and such merger, consolidation or acquisition a “Specified Purchase”), the Specified Representations (immediately after giving effect to such merger, consolidation or acquisition) and the Specified Purchase Agreement Representations (immediately prior to giving effect to such merger, consolidation or acquisition) shall be true and correct in all material respects on and as of such Commitment Increase Date, or (2) in the case of any other Commitment Increase, the representations and warranties made by the Borrower and/or its Subsidiaries, as applicable, contained in this Agreement shall be true and correct in all material respects (or, in the case of any portion of the representations and warranties already subject to a materiality qualifier, true and correct in all respects) on and as of the Commitment Increase Date as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

(ii)
Effectiveness of Commitment Increase by Borrower. An Assuming Lender, if any, shall become a Lender hereunder as of such Commitment Increase Date and the Commitment of the respective Class of any Increasing Lender and such Assuming Lender shall be increased as of such Commitment Increase Date; provided that:

(x) the Administrative Agent shall have received on or prior to 11:00 a.m., New York City time, on such Commitment Increase Date (or on or prior to a time on an earlier date specified by the Administrative Agent) a certificate of a duly authorized officer of the Borrower stating that each of the applicable conditions to such Commitment Increase set forth in the foregoing paragraph (i) has been satisfied;

(y) each Assuming Lender or Increasing Lender shall have delivered to the Administrative Agent, on or prior to 11:00 a.m., New York City time on such Commitment Increase Date (or on or prior to a time on an earlier date specified by the Administrative Agent), an agreement substantially in the form of Exhibit D hereto (or such other form as shall be reasonably satisfactory to the Administrative Agent) (each, a “Increasing Lender/Joining Lender Agreement”) appropriately completed, and otherwise in form and substance reasonably satisfactory to the Borrower and the Administrative Agent, pursuant to which such Lender shall, effective as of such Commitment Increase Date, undertake a Commitment or an increase of Commitment in each case of the respective Class, duly executed by such Assuming Lender or Increasing Lender, as applicable, and the Borrower and acknowledged by the Administrative Agent; and

(z) in the case of a Commitment Increase under the Term Commitments, each Assuming Lender and Increasing Lender shall on such Commitment Increase Date make available their respective Term Loans to the Borrower pursuant to procedures reasonably established by the Administrative Agent.

Promptly following satisfaction of such conditions, the Administrative Agent shall notify the Lenders of such Class (including any Assuming Lenders) thereof and of the occurrence of the Commitment Increase Date by facsimile transmission or electronic messaging system.

(iii)
Recordation into Register. Upon its receipt of a Increasing Lender/Joining Lender Agreement executed by an Assuming Lender or any Increasing Lender, and, if applicable, upon the making of any Incremental Term Loan pursuant to clause (ii)(C), together with the certificate referred to in clause (ii)(x) above, the Administrative Agent shall, if such agreement has been completed, (x) accept such agreement, (y) record the information contained therein, and, if applicable, the Incremental Term Loans, in the Register and (z) give prompt notice thereof to the Borrower.
(iv)
Adjustments of Borrowings upon Effectiveness of Increase. In the case of a Commitment Increase under the Revolving Commitments, on each Commitment Increase Date, the Borrower shall (A) prepay the outstanding Revolving Loans (if any) of the

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

affected Class in full, (B) simultaneously borrow new Revolving Loans of such Class hereunder in an amount equal to such prepayment (which may also include the amount of any fees, expenses or amounts due by the Borrower on or prior to the Commitment Increase Date assuming that the Borrower has submitted a request for Borrowing for such amounts in accordance with Section 2.03); provided that, with respect to subclauses (A) and (B), (x) the prepayment to, and borrowing from, any existing Revolving Lender shall be effected by book entry to the extent that any portion of the amount prepaid to such Revolving Lender will be subsequently borrowed from such Revolving Lender and (y) the existing Revolving Lenders, the Increasing Lenders and the Assuming Lenders shall make and receive payments among themselves, in a manner acceptable to the Administrative Agent, so that, after giving effect thereto, the Revolving Loans of such Class are held ratably by the Revolving Lenders of such Class in accordance with the respective Revolving Commitments of such Class of such Revolving Lenders (after giving effect to such Commitment Increase) and (C) pay to the Revolving Lenders of such Class the amounts, if any, payable under Section 2.15 as a result of any such prepayment. Concurrently therewith, the Revolving Lenders of such Class shall be deemed to have adjusted their participation interests in any outstanding Letters of Credit of such Class so that such interests are held ratably in accordance with their Revolving Commitments of such Class as so increased.
(v)
Terms of Loans Issued on the Commitment Increase Date. The terms and provisions of any new Loans issued by any Assuming Lender or Increasing Lender, and the Commitment Increase of any Assuming Lender or Increasing Lender, (A) in the case of a Commitment Increase under the Revolving Commitments, shall be identical to the terms and provisions of Loans issued by, and the Commitments of, the Revolving Lenders immediately prior to the applicable Commitment Increase Date (except that any upfront or similar one-time fee may be different) and (B) in the case of a Commitment Increase under the Term Commitments, shall be identical to the terms and provisions of the Initial Term Loans (except that any upfront or similar one-time fee may be different).
SECTION 2.18.
Repayment of Loans; Evidence of Debt.
(a)
Repayment. The Borrower hereby unconditionally promises to pay the Loans of each Class as follows:
(i)
to the Administrative Agent for the account of the Lenders of such Class the outstanding principal amount of the Syndicated Loans of such Class and all other amounts due and owing hereunder and under the other Loan Documents on the Final Maturity Date;
(ii)
to the applicable Swingline Lender the then unpaid principal amount of each Swingline Loan of each Class of Commitment denominated in Dollars made by such Swingline Lender, on the earlier of the Commitment Termination Date and the first date after such Swingline Loan is made that is the 15th or last day of a calendar month and is at least ten Business Days after such Swingline Loan is made; provided that on each date that a Syndicated Borrowing of such Class of Commitment is made, the Borrower shall repay all Swingline Loans of such Class of Commitment then outstanding.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

In addition, on the Commitment Termination Date, the Borrower shall deposit Cash into the Letter of Credit Collateral Account (denominated in the Currency of the Letter of Credit under which such LC Exposure arises) in an amount equal to 100% of the undrawn face amount of all Letters of Credit outstanding on the close of business on the Commitment Termination Date, such deposit to be held by the Administrative Agent as collateral security for the LC Exposure under this Agreement in respect of the undrawn portion of such Letters of Credit.

(b)
Manner of Payment. Prior to any repayment or prepayment of any Borrowings to any Lenders of any Class of Commitment hereunder, the Borrower shall select the Borrowing or Borrowings of such Class to be paid and shall notify the Administrative Agent by telephone (confirmed by telecopy or e-mail) of such selection not later than the time set forth in Section 2.10(e) prior to the scheduled date of such repayment; provided that each repayment of Borrowings in Dollars to any Lenders of a Class shall be applied to repay any outstanding ABR Borrowings of such Class before any other Borrowings of such Class. If the Borrower fails to make a timely selection of the Borrowing or Borrowings to be repaid or prepaid, such payment shall be applied to repay Borrowings in the same Currency and, solely in the case of any such payment in Dollars, first, to pay any outstanding ABR Borrowings of the applicable Class and, second, to other Borrowings of such Class in the order of the remaining duration of their respective Interest Periods (the Borrowing with the shortest remaining Interest Period to be repaid first). Each payment of a Syndicated Borrowing shall be applied ratably to the Loans included in such Borrowing.
(c)
Maintenance of Records by Lenders. Each Lender shall maintain in accordance with its usual practice records evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts and Currency of principal and interest payable and paid to such Lender from time to time hereunder.
(d)
Maintenance of Records by the Administrative Agent. The Administrative Agent shall maintain records in which it shall record (i) the amount and Currency of each Loan made hereunder, the Class and Type thereof and each Interest Period therefor, (ii) the amount and Currency of any principal or interest due and payable or to become due and payable from the Borrower to each Lender of such Class of Commitment hereunder and (iii) the amount and Currency of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.
(e)
Effect of Entries. The entries made in the records maintained pursuant to paragraph (c) or (d) of this Section 2.09 shall be prima facie evidence, absent obvious error, of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such records or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.
(f)
Promissory Notes. Any Lender may request that Loans of any Class made by it be evidenced by a promissory note; in such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and substantially in the form of Exhibit F or such other form reasonably satisfactory to or approved by the Administrative Agent. Thereafter, the Loans

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).
SECTION 2.19.
Prepayment of Loans.
(a)
Optional Prepayments. The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, without premium or penalty except for payments under Section 2.15, subject to the requirements of this Section 2.10.
(b)
Mandatory Prepayments due to Changes in Exchange Rates.
(i)
Determination of Amount Outstanding. On each Quarterly Date and, in addition, promptly upon the receipt by the Administrative Agent of a Currency Valuation Notice (as defined below), the Administrative Agent shall determine the aggregate Revolving Multicurrency Credit Exposure. For the purpose of this determination, the outstanding principal amount of any Loan that is denominated in any Foreign Currency shall be deemed to be the Dollar Equivalent of the amount in the Foreign Currency of such Loan, determined as of such Quarterly Date or, in the case of a Currency Valuation Notice received by the Administrative Agent prior to 11:00 a.m., New York City time, on a Business Day, on such Business Day or, in the case of a Currency Valuation Notice otherwise received, on the first Business Day after such Currency Valuation Notice is received. Upon making such determination, the Administrative Agent shall promptly notify the Multicurrency Lenders and the Borrower thereof.
(ii)
Prepayment. If on the date of such determination the aggregate Revolving Multicurrency Credit Exposure minus the Multicurrency LC Exposure fully Cash Collateralized on such date exceeds 105% of the aggregate amount of the Multicurrency Commitments as then in effect, the Borrower shall prepay the Multicurrency Loans (and/or provide Cash Collateral for Multicurrency LC Exposure as specified in Section 2.05(k)) within fifteen (15) Business Days following the Borrower’s receipt of notice from the Administrative Agent pursuant to clause (b)(i) above in such amounts as shall be necessary so that after giving effect thereto the aggregate Revolving Multicurrency Credit Exposure does not exceed the Multicurrency Commitments.

For purposes hereof “Currency Valuation Notice” means a notice given by the Required Multicurrency Lenders to the Administrative Agent stating that such notice is a “Currency Valuation Notice” and requesting that the Administrative Agent determine the aggregate Revolving Multicurrency Credit Exposure. The Administrative Agent shall not be required to make more than one valuation determination pursuant to Currency Valuation Notices within any rolling three month period.

Any prepayment pursuant to this paragraph (b) shall be applied, first, to Swingline Loans denominated in an Agreed Foreign Currency that are outstanding, second, to Syndicated Multicurrency Loans outstanding and third, as cover for Multicurrency LC Exposure.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

(c)
Mandatory Prepayments due to Borrowing Base Deficiency or Contingent Borrowing Base Deficiency.
(i)
In the event that at any time any Borrowing Base Deficiency shall exist, the Borrower shall, within five Business Days after delivery of the applicable Borrowing Base Certificate, prepay the Revolving Loans (or provide Cash Collateral for Letters of Credit as contemplated by Section 2.05(k)), include additional Portfolio Investments that are in the Collateral Pool in the Borrowing Base or reduce Other Covered Indebtedness or any other Indebtedness that is included in the Covered Debt Amount at such time in such amounts as shall be necessary so that such Borrowing Base Deficiency is cured; provided that (i) the aggregate amount of such prepayment of Revolving Loans (and Cash Collateral for Letters of Credit) shall be at least equal to the Revolving Percentage times the aggregate prepayment of the Covered Debt Amount, and (ii) if, within five (5) Business Days after delivery of a Borrowing Base Certificate demonstrating such Borrowing Base Deficiency, the Borrower shall present the Administrative Agent with a reasonably feasible plan to enable such Borrowing Base Deficiency to be cured within 30 Business Days (which 30-Business Day period shall include the five Business Days permitted for delivery of such plan) or such longer period agreed to by the Administrative Agent, then such prepayment, reduction or addition of assets to the Borrowing Base shall not be required to be effected immediately but may be effected in accordance with such plan (with such modifications as the Borrower may reasonably determine), so long as such Borrowing Base Deficiency is cured within such 30-Business Day period (or such longer period agreed to by the Administrative Agent).
(ii)
In the event that at any time any Contingent Borrowing Base Deficiency shall exist, the Borrower shall, within five Business Days after delivery of the applicable Borrowing Base Certificate, prepay the Revolving Loans (or provide Cash Collateral for Letters of Credit as contemplated by Section 2.05(k)), include additional Portfolio Investments that are in the Collateral Pool in the Borrowing Base or reduce Other Covered Indebtedness or any other Indebtedness that is included in the Covered Debt Amount at such time or otherwise remedy the Contingent Borrowing Base Deficiency in such amounts as shall be necessary so that such Contingent Borrowing Base Deficiency is cured; provided that (i) the aggregate amount of such prepayment of Revolving Loans (and Cash Collateral for Letters of Credit) shall be at least equal to the Revolving Percentage times the aggregate prepayment of the Covered Debt Amount and Contingent Secured Indebtedness, and (ii) if, within five (5) Business Days after delivery of a Borrowing Base Certificate demonstrating such Contingent Borrowing Base Deficiency, the Borrower shall present the Administrative Agent with a reasonably feasible plan to enable such Contingent Borrowing Base Deficiency to be cured within 30 Business Days (which 30-Business Day period shall include the five Business Days permitted for delivery of such plan) or such longer period agreed to by the Administrative Agent, then such prepayment, reduction or addition of assets to the Borrowing Base shall not be required to be effected immediately but may be effected in accordance with such plan (with such modifications as the Borrower may reasonably determine), so long as such Contingent Borrowing Base Deficiency is cured within such 30-Business Day period (or such longer period agreed to by the Administrative Agent).

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

(d)
Mandatory Prepayments During Amortization Period. During the period commencing on the date immediately following the Commitment Termination Date and ending on the Final Maturity Date:
(i)
Asset Disposition. If the Borrower or any other Obligor Disposes of any property which results in the receipt by such Person of Net Cash Proceeds in excess of $2,000,000 in the aggregate since the Commitment Termination Date, the Borrower shall prepay an aggregate principal amount of Loans equal to 100% of such Net Cash Proceeds no later than the fifth Business Day following the receipt of such Net Cash Proceeds (such prepayments to be applied as set forth in Section 2.09(b)).
(ii)
Equity Issuance. Upon the sale or issuance by the Borrower or any other Obligor of any of its Equity Interests (other than (x) any sales or issuances of Equity Interests to the Borrower or any Subsidiary Guarantor or (y) pursuant to any distribution or dividend reinvestment plan), the Borrower shall prepay an aggregate principal amount of Loans equal to 75% of all Net Cash Proceeds received therefrom no later than the fifth Business Day following the receipt of such Net Cash Proceeds (such prepayments to be applied as set forth in Section 2.09(b)).
(iii)
Indebtedness. Upon the incurrence or issuance by the Borrower or any other Obligor of any Indebtedness (excluding Indebtedness incurred under the BCSF Advisors Loan Agreement), the Borrower shall prepay an aggregate principal amount of Loans equal to 100% of all Net Cash Proceeds (excluding any portion of such proceeds required to be paid by such Obligor pursuant to a concurrent Back-to-Back Transaction) received therefrom no later than the fifth Business Day following the receipt of such Net Cash Proceeds (such prepayments to be applied as set forth in Section 2.09(b)).
(iv)
Extraordinary Receipt. Upon any Extraordinary Receipt (which, when taken with all other Extraordinary Receipts received after the Commitment Termination Date, exceeds $5,000,000 in the aggregate) received by or paid to or for the account of the Borrower or any other Obligor and not otherwise included in clause (i), (ii) or (iii) of this Section 2.10(d), the Borrower shall prepay an aggregate principal amount of Loans equal to 100% of all Net Cash Proceeds received therefrom no later than the fifth Business Day following the receipt of such Net Cash Proceeds (such prepayments to be applied as set forth in Section 2.09(b)).
(v)
Return of Capital. If any Obligor shall receive any Return of Capital, and is not otherwise included in clauses (i), (ii), (iii) or (iv) of this Section 2.10(d) (other than from any other Obligor or pursuant to any Back-to-Back Transaction or arising from any Transferred Assets), the Borrower shall prepay an aggregate principal amount of Loans equal to 90% of such Return of Capital to the extent such Return of Capital is not from a Financing Subsidiary or Foreign Subsidiary (excluding amounts payable by the Borrower pursuant to Section 2.15) no later than the fifth Business Day following the receipt of such Return of Capital (such prepayments to be applied as set forth in Section 2.09(b)).

Notwithstanding the foregoing, (I) Net Cash Proceeds and Return of Capital required to be applied to the prepayment of the Loans pursuant to this Section 2.10(d) shall (A) be applied in

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

accordance with the Guarantee and Security Agreement and (B) exclude the amount necessary for the Borrower to make all required dividends and distributions (which shall be no less than the amount estimated in good faith by Borrower under Section 6.05(b) herein) to maintain the status of a RIC under the Code and its election to be treated as a “business development company” under the Investment Company Act for so long as the Borrower retains such status and to avoid payment by the Borrower of federal income and excise Taxes imposed by Section 4982 of the Code for so long as the Borrower retains the status of a RIC under the Code, and (II) if the Loans to be prepaid pursuant to this Section 2.10(d) are Term Benchmark Loans, the Borrower may defer such prepayment until the last day of the Interest Period applicable to such Loans, so long as the Borrower deposits an amount equal to such Net Cash Proceeds, no later than the fifth Business Day following the receipt of such Net Cash Proceeds, into a segregated collateral account in the name and under the dominion and control of the Administrative Agent, pending application of such amount to the prepayment of the Loans on the last day of such Interest Period; provided, further, that the Administrative Agent may direct the application of such deposits as set forth in Section 2.09(b) at any time and if the Administrative Agent does so, no amounts will be payable by the Borrower pursuant to Section 2.15.

(e)
Notices, Etc. The Borrower shall notify the Administrative Agent (and, in the case of prepayment of a Swingline Loan made by a Swingline Lender, such Swingline Lender) by telephone (confirmed by telecopy or e-mail) of any prepayment hereunder (i) in the case of prepayment of a Term Benchmark Borrowing denominated in Dollars (other than in the case of a prepayment pursuant to Section 2.10(d)), not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment, (ii) in the case of prepayment of a Term Benchmark Borrowing denominated in a Foreign Currency (other than in the case of a prepayment pursuant to Section 2.10(d)), not later than 11:00 a.m., Applicable Time, four Business Days before the date of prepayment, (iii) in the case of prepayment of a RFR Borrowing (other than in the case of a prepayment pursuant to Section 2.10(d)), not later than 11:00 a.m., London time, four Business Days before the date of prepayment, (iv) in the case of prepayment of a Syndicated ABR Borrowing (other than in the case of a prepayment pursuant to Section 2.10(d)), not later than 11:00 a.m., New York City time, on the date of prepayment, (v) in the case of prepayment of a Swingline Loan, not later than 11:00 a.m., New York City time, on the date of prepayment, or (vi) in the case of any prepayment pursuant to Section 2.10(d), not later than 11:00 a.m., New York City time, one Business Day before the date of prepayment or, in each case of the notice periods described in this paragraph (e), such lesser period as the Administrative Agent may reasonably agree. Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment; provided that, if (i) a notice of prepayment is given in connection with a conditional notice of termination or reduction of the Commitments of a Class as contemplated by Section 2.08, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.08 and (ii) any notice given in connection with Section 2.10(d) may be conditioned on the consummation of the applicable transaction contemplated by such Section and the receipt by the Borrower or any such Subsidiary (other than a Financing Subsidiary) of Net Cash Proceeds. Promptly following receipt of any such notice relating to a Syndicated Borrowing, the Administrative Agent shall advise the affected Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of a

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

Borrowing of the same Type as provided in Section 2.02 or in the case of a Swingline Loan, as provided in Section 2.04, except as necessary to apply fully the required amount of a mandatory prepayment or scheduled payment. Each prepayment of a Syndicated Borrowing of a Class of Commitments shall be applied ratably to the Loans held by the Lenders of such Class included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.12 and shall be made in the manner specified in Section 2.09(b).
SECTION 2.20.
Fees.
(a)
Commitment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Revolving Lender a commitment fee, which shall accrue at a rate per annum equal to 0.375% on the average daily unused amount of the Dollar Commitment and Multicurrency Commitment, as applicable, of such Revolving Lender during the period from and including the Effective Date to but excluding the earlier of the date such Revolving Commitment terminates and the Commitment Termination Date. Commitment fees accrued through and including such Quarterly Date shall be payable in arrears within five (5) Business Days after each Quarterly Date commencing on the first such date to occur after the Effective Date and ending on the earlier of the date the Revolving Commitments of the respective Class terminate and the Commitment Termination Date. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing commitment fees, (i) the daily unused amount of the applicable Revolving Commitment shall be determined as of the end of each day and (ii) the Revolving Commitment of any Class of a Revolving Lender shall be deemed to be used to the extent of the outstanding Revolving Loans and LC Exposure of such Class of such Revolving Lender (and the Swingline Exposure of such Class of such Revolving Lender shall be disregarded for such purpose).
(b)
Letter of Credit Fees. The Borrower agrees to pay (i) to the Administrative Agent for the account of each Revolving Lender a participation fee with respect to its participations in Letters of Credit of each Class of Commitments, which shall accrue at a rate per annum equal to the Applicable Margin applicable to interest on Term Benchmark Loans on the average daily amount of such Revolving Lender’s LC Exposure of such Class (excluding any portion thereof attributable to unreimbursed LC Disbursements), following receipt of an invoice from the Administrative Agent, during the period from and including the Effective Date to but excluding the later of the date on which such Revolving Lender’s Revolving Commitment of such Class terminates and the date on which such Revolving Lender ceases to have any LC Exposure of such Class, and (ii) to each Issuing Bank a fronting fee, which shall accrue at the rate equal to 0.25% per annum on the average daily amount of such Issuing Bank’s LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date of termination of the Revolving Commitments and the date on which there ceases to be any LC Exposure, as well as each Issuing Bank’s standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including each Quarterly Date shall be payable on the third Business Day following such Quarterly Date, commencing on the first such date to occur after the Effective Date; provided that, all such fees with respect to the Letters of Credit shall be payable on the Termination Date

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

and the Borrower shall pay any such fees that have accrued and that are unpaid on the Termination Date and, in the event any Letters of Credit shall be outstanding that have expiration dates after the Termination Date, the Borrower shall prepay on the Termination Date the full amount of the participation and fronting fees that will accrue on such Letters of Credit subsequent to the Termination Date through but not including the date such outstanding Letters of Credit are scheduled to expire (and, in that connection, the Revolving Lenders agree not later than the date five (5) Business Days after the date upon which the last such Letter of Credit shall expire or be terminated to rebate to the Borrower the excess, if any, of the aggregate participation and fronting fees that have been prepaid by the Borrower over the sum of the amount of such fees that ultimately accrue through the date of such expiration or termination and the aggregate amount of all other unpaid obligations hereunder at such time). Any other fees payable to an Issuing Bank pursuant to this paragraph (b) shall be payable within ten (10) Business Days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). Any fees representing the Borrower’s reimbursement obligations of expenses, to the extent the requirements of an invoice are not otherwise specified in this Agreement, shall be due (subject to the other terms and conditions contained herein) within ten (10) Business Days of the date that the Borrower receives from the Administrative Agent a reasonably detailed invoice for such reimbursement obligations.
(c)
Administrative Agent Fees. The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent.
(d)
Payment of Fees. All fees payable hereunder shall be paid on the dates due, in Dollars (or, at the election of the Borrower with respect to any fees payable to an Issuing Bank on account of Letters of Credit issued by such Issuing Bank in any Foreign Currency, in such Foreign Currency) and immediately available funds, to the Administrative Agent (or to the applicable Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances absent obvious error.
SECTION 2.21.
Interest.
(a)
ABR Loans. The Loans constituting each ABR Borrowing (including each Swingline Loan) shall bear interest at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin.
(b)
Term Benchmark Loans. The Loans constituting each Term Benchmark Borrowing shall bear interest at a rate per annum equal to the Adjusted Term Benchmark Rate for the related Interest Period for such Borrowing plus the Applicable Margin.
(c)
RFR Loans. The Loans constituting each RFR Borrowing shall bear interest at a rate per annum equal to the Daily Simple RFR plus the Applicable Margin.
(d)
Default Interest. Notwithstanding the foregoing, if any amount of principal of any Loan, interest, fee or other amount payable by the Borrower hereunder is accrued and not

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

paid when due (after giving effect to any grace or cure periods), whether at stated maturity, by acceleration or otherwise, and the Required Lenders have elected to increase pricing, such overdue amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to (A) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided above, (B) in the case of any Letter of Credit, 2% plus the fee otherwise applicable to such Letter of Credit as provided in Section 2.11(b)(i), or (C) in the case of any fee or other amount, 2% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section 2.12. The Administrative Agent agrees to promptly notify the Borrower in writing of any election by the Required Lenders to increase pricing pursuant to this clause (d).
(e)
Payment of Interest. Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan in the Currency in which such Loan is denominated and, in the case of Loans, upon the Termination Date; provided that (i) interest accrued pursuant to paragraph (d) of this Section 2.12 shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of a Syndicated ABR Loan prior to the Final Maturity Date), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Term Benchmark Borrowing denominated in Dollars prior to the end of the Interest Period therefor, accrued interest on such Borrowing shall be payable on the effective date of such conversion.
(f)
Computation. All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed (i) by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate and (ii) on Multicurrency Loans denominated in Sterling shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Daily Simple RFR or Adjusted Term Benchmark Rate shall be determined by the Administrative Agent in accordance with this Agreement and such determination shall be conclusive absent manifest error.
SECTION 2.22.
Inability to Determine Interest Rates. Subject to Section 2.20, if (i) prior to the commencement of any Interest Period for any Term Benchmark Borrowing of a Class or (ii) at any time for a RFR Borrowing (the Currency of such Borrowing herein called the “Affected Currency”):
(i)
(A) in the case of a Term Benchmark Borrowing, the Administrative Agent shall have determined in good faith (which determination shall be conclusive and binding upon the Borrower absent manifest error) that the Adjusted Term Benchmark Rate for the Affected Currency cannot be determined pursuant to the definition thereof for such Interest Period or (B) in the case of a RFR Borrowing, the Administrative Agent shall have determined in good faith (which determination shall be conclusive and binding upon the Borrower absent manifest error) that the Daily Simple RFR for the Affected Currency cannot be determined pursuant to the definition thereof; or
(ii)
(A) in the case of a Term Benchmark Borrowing, the Administrative Agent shall have received notice from the Required Lenders of such Class of Commitments that the Adjusted Term Benchmark Rate for the Affected Currency for such Interest Period will

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

not adequately and fairly reflect the cost to such Lenders of making, funding or maintaining their respective Loans included in such Borrowing for such Interest Period or (B) in the case of a RFR Borrowing, the Administrative Agent shall have received notice from the Required Multicurrency Lenders that the Daily Simple RFR for the Affected Currency will not adequately and fairly reflect the cost to such Lenders of making, funding or maintaining the Loans included in such RFR Borrowing;

then the Administrative Agent shall give written notice thereof (or telephonic notice, promptly confirmed in writing) to the Borrower and the affected Lenders as promptly as practicable thereafter identifying the relevant provision above. Until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Syndicated Borrowing to, or the continuation of any Syndicated Borrowing as, a Term Benchmark Borrowing denominated in the Affected Currency shall be ineffective and, if the Affected Currency is Dollars, such Syndicated Borrowing (unless prepaid) shall be continued as, or converted to, a Syndicated ABR Borrowing at the end of the applicable Interest Period, (ii) if the Affected Currency is Dollars and any Borrowing Request requests a Term Benchmark Borrowing denominated in Dollars, such Borrowing shall be made as a Syndicated ABR Borrowing, (iii) if the Affected Currency is a Foreign Currency other than Canadian Dollars, (A) any Borrowing Request that requests a Term Benchmark Borrowing or RFR Borrowing denominated in the Affected Currency shall be made as a Term Benchmark Borrowing with a Term Benchmark Rate equal to the Central Bank Rate for the applicable Agreed Foreign Currency; provided, that if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Agreed Foreign Currency cannot be determined, such Borrowing Request shall be ineffective, and (B) any outstanding Term Benchmark Borrowing or RFR Borrowing in the Affected Currency, at the Borrower’s election shall either (1) be converted to a Syndicated Borrowing bearing interest at the Central Bank Rate for the applicable Agreed Foreign Currency; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Agreed Foreign Currency cannot be determined, such Borrowing shall be converted into a Syndicated ABR Borrowing denominated in Dollars (in an amount equal to the Dollar Equivalent of such Affected Currency) immediately in the case of an RFR Borrowing or, in the case of a Term Benchmark Borrowing, at the end of the applicable Interest Period, (2) be converted into a Syndicated ABR Borrowing denominated in Dollars (in an amount equal to the Dollar Equivalent of such Affected Currency) immediately in the case of an RFR Borrowing or, in the case of a Term Benchmark Borrowing, at the end of the applicable Interest Period, or (3) be prepaid in full immediately in the case of an RFR Borrowing or, in the case of a Term Benchmark Borrowing, at the end of the applicable Interest Period, and (iv) if the Affected Currency is Canadian Dollars, (A) any Borrowing Request that requests a Term Benchmark Borrowing denominated in Canadian Dollars shall be made as a Term Benchmark Borrowing with a Term Benchmark Rate equal to the Canadian Prime Rate; provided, that if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Canadian Prime Rate cannot be determined, such Borrowing Request shall be ineffective, and (B) any outstanding Term Benchmark Borrowing in Canadian Dollars, at the Borrower’s election, shall either (1) be converted to a Term Benchmark Borrowing denominated in Canadian Dollars with a Term Benchmark Rate equal to the Canadian Prime Rate at the end of applicable Interest Period;

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

provided that, if the Administrative Agent determines, which determination shall be conclusive and biding absent manifest error) that the Canadian Prime Rate cannot be determined, such Borrowing shall be converted into a Syndicated ABR Borrowing denominated in Dollars (in an amount equal to the Dollar Equivalent of such Affected Currency) at the end of the applicable Interest Period, (2) be converted into a Syndicated ABR Borrowing denominated in Dollars (in an amount equal to the Dollar Equivalent of such Affected Currency) at the end of the applicable Interest Period, or (3) be prepaid in full at the end of the applicable Interest Period; provided that if no election is made by the Borrower by the date that is three Business Days after receipt by the Borrower of such notice or, in the case of a Term Benchmark Borrowing, the last day of the current Interest Period for the applicable Term Benchmark Loan, if earlier, the Borrower shall be deemed to have elected clause (iii)(B)(1) or (iv)(B)(1) above, as applicable.

SECTION 2.23.
Increased Costs.
(a)
Increased Costs Generally. If any Change in Law shall:
(i)
impose, modify or deem applicable any reserve (including pursuant to regulations issued from time to time by the Board for determining the maximum reserve requirement (including any emergency, special, supplemental, or other marginal reserve requirement)) with respect to eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D), special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any Issuing Bank (except any such reserve requirement reflected in the Adjusted Term Benchmark Rate); or
(ii)
impose on the Administrative Agent, any Lender or any Issuing Bank or the London interbank market any other condition, cost or expense (other than (A) Indemnified Taxes, (B) Other Taxes, (C) Taxes described in clauses (b) through (d) of the definition of “Excluded Taxes” and (D) Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes) affecting this Agreement or Term Benchmark Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making, converting to, continuing or maintaining any Term Benchmark Loan (or any Loan, if such increase is in respect of Taxes) (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or such Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or such Issuing Bank hereunder (whether of principal, interest or otherwise), then, upon the request of such Lender or such Issuing Bank, the Borrower will pay to such Lender or such Issuing Bank, as the case may be, in Dollars, such additional amount or amounts as will compensate such Lender or such Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered (provided that, such amounts shall be consistent with amounts that such Lender or Issuing Bank, as applicable, is generally charging other borrowers similarly situated).

(b)
Capital and Liquidity Requirements. If any Lender or any Issuing Bank determines that any Change in Law regarding capital or liquidity requirements has or would have

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

the effect of reducing the rate of return on such Lender’s or such Issuing Bank’s capital or on the capital of such Lender’s or such Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Swingline Loans and Letters of Credit held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such Issuing Bank’s policies and the policies of such Lender’s or such Issuing Bank’s holding company with respect to capital adequacy and liquidity requirements), by an amount deemed to be material by such Lender or such Issuing Bank, then, upon the request of such Lender or such Issuing Bank, the Borrower will pay to such Lender or such Issuing Bank, as the case may be, in Dollars, such additional amount or amounts as will compensate such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company for any such reduction suffered (provided that, such amounts shall be consistent with amounts that such Lender or Issuing Bank, as applicable, is generally charging other borrowers similarly situated).
(c)
Certificates from Lenders. A certificate of a Lender or an Issuing Bank setting forth in reasonable detail the basis for and the calculation of the amount or amounts, in Dollars, necessary to compensate such Lender or such Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section 2.14 shall be promptly delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or such Issuing Bank, as the case may be, the amount shown as due on any such certificate within ten (10) Business Days after receipt thereof.
(d)
Delay in Requests. Failure or delay on the part of any Lender or any Issuing Bank to demand compensation pursuant to this Section 2.14 shall not constitute a waiver of such Lender’s or such Issuing Bank’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or an Issuing Bank pursuant to this Section 2.14 for any increased costs or reductions incurred more than six months prior to the date that such Lender or such Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or such Issuing Bank’s intention to claim compensation therefor; provided, further, that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof.
SECTION 2.24.
Break Funding Payments. In the event of (a) the payment of any principal of any Term Benchmark Loan other than on the last day of an Interest Period therefor (including as a result of the occurrence of any Commitment Increase Date or an Event of Default), (b) the conversion of any Term Benchmark Loan other than on the last day of an Interest Period therefor, (c) the failure to borrow, convert, continue or prepay any Syndicated Loan on the date specified in any notice delivered pursuant hereto (including, in connection with any Commitment Increase Date, and regardless of whether such notice is permitted to be revocable under Section 2.10(e) and is revoked in accordance herewith), or (d) the assignment as a result of a request by the Borrower pursuant to Section 2.18(b) of any Term Benchmark Loan other than on the last day of an Interest Period therefor, then, in any such event, the Borrower shall compensate each affected Lender for such Lender’s loss, cost and reasonable expense attributable to such event (excluding loss of anticipated profits). In the case of a Term Benchmark Loan, the loss to any

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

Lender attributable to any such event shall be deemed to include an amount determined by such Lender to be equal to the excess, if any, of:
(i)
the amount of interest that such Lender would pay for a deposit equal to the principal amount of such Loan denominated in the Currency of such Loan for the period from the date of such payment, conversion, failure or assignment to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow, convert or continue, the duration of the Interest Period that would have resulted from such borrowing, conversion or continuation) if the interest rate payable on such deposit were equal to the Adjusted Term Benchmark Rate for such Currency for such Interest Period, over
(ii)
the amount of interest that such Lender would earn on such principal amount for such period if such Lender were to invest such principal amount for such period at the interest rate that would be bid by such Lender (or an affiliate of such Lender) for deposits denominated in such Currency from other banks in the relevant interbank market for the applicable Term Benchmark Rate at the commencement of such period.

Payment under this Section 2.15 shall be made upon written request of a Lender delivered not later than ten (10) Business Days following the payment, conversion, or failure to borrow, convert, continue or prepay that gives rise to a claim under this Section 2.15 accompanied by a certificate of such Lender setting forth in reasonable detail the basis for and the calculation of the amount or amounts that such Lender is entitled to receive pursuant to this Section 2.15, which certificate shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within ten (10) Business Days after receipt thereof.

SECTION 2.25.
Taxes.
(a)
Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Taxes, except as required by applicable law (as determined in the good faith discretion of an applicable withholding agent); provided that if the Borrower shall be required to deduct any Taxes from such payments, then (i) if such Taxes are Indemnified Taxes or Other Taxes, the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.16) the Administrative Agent, applicable Lender or applicable Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.
(b)
Payment of Other Taxes by the Borrower. In addition, the Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.
(c)
Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent, each Lender and each Issuing Bank for and, within 10 Business Days after written demand therefor, pay the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

this Section 2.16) paid by the Administrative Agent, such Lender or such Issuing Bank, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority, except to the extent that any such Indemnified Taxes or Other Taxes arise as the result of the fraud, gross negligence or willful misconduct of the Administrative Agent, such Lender or such Issuing Bank. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or an Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or an Issuing Bank, shall be conclusive absent manifest error.
(d)
Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within ten (10) Business Days after written demand therefor, for (i) any Indemnified Taxes or Other Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(f) relating to the maintenance of a Participant Register, and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (d).
(e)
Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
(f)
Tax Documentation. (i) Any Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement and the related Loan Documents, shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Borrower, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 2.16(f)(ii), 2.16(f)(iii) and 2.16(g) below)

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
(i)
Without limiting the generality of the foregoing:
(A)
any Lender that is a United States Person shall deliver to the Borrower and the Administrative Agent (and such additional copies as shall be reasonably requested by the recipient) on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), duly completed and executed copies of Internal Revenue Service Form W-9 or any successor form certifying that such Lender is exempt from U.S. federal backup withholding tax; and
(B)
each Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable:

(w) duly completed and executed copies of Internal Revenue Service Form W-8BEN or W-8BEN-E or any successor form claiming eligibility for benefits of an income tax treaty to which the United States is a party,

(x) duly completed copies of Internal Revenue Service Form W-8ECI or any successor form certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States,

(y) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (1) a certificate to the effect that such Foreign Lender is not (1) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (2) a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (3) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code and (2) duly completed and executed copies of Internal Revenue Service Form W-8BEN or W-8BEN-E (or any successor form) certifying that the Foreign Lender is not a United States Person, or

(z) any other form including Internal Revenue Service Form W-8IMY as applicable prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax duly completed together with such supplementary documentation as may be

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

prescribed by applicable law to permit the Borrower to determine the withholding or deduction required to be made.

(ii)
In addition, each Lender shall deliver such forms promptly upon the obsolescence, expiration or invalidity of any form previously delivered by such Lender; provided it is legally able to do so at the time. Each Lender shall promptly notify the Borrower and the Administrative Agent at any time the chief tax officer of such Lender (or such other person so responsible) becomes aware that it no longer satisfies the legal requirements to provide any previously delivered form or certificate to the Borrower (or any other form of certification adopted by the U.S. or other taxing authorities for such purpose).
(g)
Documentation Required by FATCA. If a payment made to a Lender under this Agreement would be subject to withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent, at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their respective obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 2.16(g), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
(h)
Treatment of Certain Refunds. If the Administrative Agent, any Lender or any Issuing Bank determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 2.16, it shall pay to the Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.16 with respect to the Taxes or Other Taxes giving rise to such refund), net of all reasonable out-of-pocket expenses of the Administrative Agent, any Lender or any Issuing Bank, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that, the Borrower, upon the request of the Administrative Agent, any Lender or any Issuing Bank, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, any Lender or any Issuing Bank in the event the Administrative Agent, any Lender or any Issuing Bank is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this clause (h), in no event will the Administrative Agent, any Lender or any Issuing Bank be required to pay any amount to the Borrower pursuant to this clause (h), the payment of which would place such Person in a less favorable net after-Tax position than such Person would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This subsection shall not be construed to require the Administrative Agent, any Lender or any Issuing Bank to make available its tax returns or its books

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

or records (or any other information relating to its taxes that it deems confidential) to the Borrower or any other Person.
(i)
Each party’s obligations under this Section shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments, the expiration or cancellation of all Letters of Credit and the repayment, satisfaction or discharge of all obligations under any Loan Document.
SECTION 2.26.
Payments Generally; Pro Rata Treatment: Sharing of Set-offs.
(a)
Payments by the Borrower. The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or under Section 2.14, 2.15 or 2.16, or otherwise) or under any other Loan Document (except to the extent otherwise provided therein) prior to 2:00 p.m., New York City time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at the Administrative Agent’s Account, except as otherwise expressly provided in the relevant Loan Document and except payments to be made directly to any Issuing Bank or any Swingline Lender as expressly provided herein and payments pursuant to Sections 2.14, 2.15, 2.16 and 9.03, which shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension.

All amounts owing under this Agreement (including commitment fees, payments required under Section 2.14, and payments required under Section 2.15 relating to any Loan denominated in Dollars, but not including principal of, and interest on, any Loan denominated in any Foreign Currency or payments relating to any such Loan required under Section 2.15, or any reimbursement or Cash Collateralization of any LC Exposure denominated in any Foreign Currency, which are payable in such Foreign Currency) or under any other Loan Document (except to the extent otherwise provided therein) are payable in Dollars. Notwithstanding the foregoing, if the Borrower shall fail to pay any principal of any Loan or LC Disbursement when due (whether at stated maturity, by acceleration, by mandatory prepayment or otherwise), the unpaid portion of such Loan or LC Disbursement shall, if such Loan or LC Disbursement is not denominated in Dollars, automatically be redenominated in Dollars on the due date thereof (or, if such due date is a day other than the last day of the Interest Period therefor, on the last day of such Interest Period) in an amount equal to the Dollar Equivalent thereof on the date of such redenomination and such principal shall be payable on demand; and if the Borrower shall fail to pay any interest on any Loan or LC Disbursement that is not denominated in Dollars, such interest shall automatically be redenominated in Dollars on the due date therefor (or, if such due date is a day other than the last day of the Interest Period therefor, on the last day of such Interest Period) in an amount equal to

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

the Dollar Equivalent thereof on the date of such redenomination and such interest shall be payable on demand.

Notwithstanding the foregoing provisions of this Section 2.17, if, after the making of any Borrowing in any Foreign Currency, currency control or exchange regulations are imposed in the country which issues such currency with the result that the type of Currency in which the Borrowing was made (the “Original Currency”) no longer exists or the Borrower is not able to make payment to the Administrative Agent for the account of the Lenders in such Original Currency, then all payments to be made by the Borrower hereunder in such currency shall instead be made when due in Dollars in an amount equal to the Dollar Equivalent (as of the date of repayment) of such payment due, it being the intention of the parties hereto that the Borrower takes all risks of the imposition of any such currency control or exchange regulations.

(b)
Application of Insufficient Payments. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees of a Class of Commitments then due hereunder, such funds shall be applied (i) first, to pay interest and fees of such Class then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees of such Class then due to such parties, and (ii) second, to pay principal and unreimbursed LC Disbursements of such Class then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements of such Class then due to such parties.
(c)
Pro Rata Treatment. Except to the extent otherwise provided herein: (i) each Syndicated Borrowing of a Class shall be made from the Lenders of such Class of Commitments, each payment of commitment fee under Section 2.11 shall be made for the account of the Lenders pro rata according to the average daily unutilized amounts of the respective Class of Commitments, and each termination or reduction of the amount of the Commitments of a Class of Commitments under Section 2.08 shall be applied to the respective Commitments of the Lenders of such Class of Commitments, pro rata according to the amounts of their respective Commitments of such Class of Commitments; (ii) each Syndicated Borrowing of a Class of Commitments shall be allocated pro rata among the Lenders of such Class of Commitment according to the amounts of their respective Commitments of such Class (in the case of the making of Syndicated Loans) or their respective Loans of such Class that are to be included in such Borrowing (in the case of conversions and continuations of Loans); (iii) each payment or prepayment of principal of Syndicated Loans of a Class of Commitments by the Borrower shall be made for the account of the Lenders of such Class of Commitments pro rata in accordance with the respective unpaid principal amounts of the Syndicated Loans of such Class of Commitments held by them; and (iv) each payment of interest on Syndicated Loans of a Class of Commitments by the Borrower shall be made for the account of the Lenders of such Class of Commitments pro rata in accordance with the amounts of interest on such Loans of such Class of Commitments then due and payable to the respective Lenders.
(d)
Sharing of Payments by Lenders. If any Lender of any Class of Commitment shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Syndicated Loans, or participations in LC

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

Disbursements, of such Class resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Syndicated Loans, and participations in LC Disbursements, and accrued interest thereon of such Class then due than the proportion received by any other Lender of such Class, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Syndicated Loans, and participations in LC Disbursements, of other Lenders of such Class to the extent necessary so that the benefit of all such payments shall be shared by the Lenders of such Class ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Syndicated Loans, and participations in LC Disbursements, of such Class; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph (d) shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph (d) shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.
(e)
Presumptions of Payment. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Banks hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Banks, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Banks, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or such Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent at the Federal Funds Effective Rate.
(f)
Certain Deductions by the Administrative Agent. If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(c), 2.05(e), 2.06(a) or (b) or 2.17(e), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid.
SECTION 2.27.
Mitigation Obligations; Replacement of Lenders.
(a)
Designation of a Different Lending Office. If any Lender requests compensation under Section 2.14, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

pursuant to Section 2.16, then, at the request of the Borrower, such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.14 or 2.16, as the case may be, in the future and (ii) would not subject such Lender to any cost or expense not actually reimbursed or required to be reimbursed, by the Borrower and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.
(b)
Replacement of Lenders. If any Lender requests compensation under Section 2.14, or if the Borrower is required to pay any Indemnified Taxes or additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, and, in each case, such Lender has not designated a different lending office in accordance with clause (a) above, or if any Lender becomes a Defaulting Lender or is a Non-Consenting Lender (as provided in Section 9.02(d)), then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that, (i) the Borrower shall have received the prior written consent of the Administrative Agent (and, if a Revolving Commitment is being assigned, each Issuing Bank and each Swingline Lender), which consent shall not unreasonably be withheld, conditioned or delayed, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts then owed to such Lender) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.14 or payments required to be made pursuant to Section 2.16, such assignment is reasonably expected at the time of such assignment request to result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.
SECTION 2.28.
Defaulting Lenders.
(a)
Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law:
(i)
Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 9.08 shall be applied at such time or times as may be determined by the Administrative Agent

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any Issuing Bank or any Swingline Lender hereunder; third, to Cash Collateralize each Issuing Bank’s Fronting Exposure with respect to such Defaulting Lender in the manner described in Section 2.09(a); fourth, as the Borrower may request (so long as no Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) Cash Collateralize each Issuing Bank’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in the manner described in Section 2.09(a); sixth, to the payment of any amounts owing to the Lenders, Issuing Banks or Swingline Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender, any Issuing Bank or any Swingline Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that, if (x) such payment is a payment of the principal amount of any Loans or reimbursement obligations in respect of any LC Disbursement for which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and reimbursement obligations in respect of any LC Disbursement that is owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or reimbursement obligations in respect of any LC Disbursement that is owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in Letters of Credit and Swingline Loans are held by the Lenders pro rata in accordance with the applicable Commitments without giving effect to Section 2.19(a)(iii). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.19(a)(i) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.
(ii)
Certain Fees.
(A)
No Defaulting Lender shall be entitled to receive any fee pursuant to Sections 2.11(a) and (b) for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender); provided that such Defaulting Lender shall be entitled to receive fees pursuant to Section 2.11(b) for any period during which that Lender is a Defaulting Lender only to

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

extent allocable to its Applicable Revolving Percentage of the stated amount of Letters of Credit for which such Defaulting Lender (but not the Borrower) has provided Cash Collateral pursuant to Section 2.19(d).
(B)
With respect to any fees pursuant to Section 2.11(b) not required to be paid to any Defaulting Lender pursuant to clause (A) above, the Borrower shall (x) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in Letters of Credit or Swingline Loans that has been reallocated to such Non-Defaulting Lender pursuant to clause (iii) below, (y) pay to each Issuing Bank the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such Issuing Bank’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee.
(iii)
Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in Letters of Credit and Swingline Loans shall be reallocated (effective no later than one Business Day after the Administrative Agent has actual knowledge that such Lender has become a Defaulting Lender) among the Non-Defaulting Lenders in accordance with their respective Applicable Dollar Percentages, Applicable Multicurrency Percentages and Applicable Percentages, as the case may be (in each case calculated without regard to such Defaulting Lender’s Commitment), but only to the extent that (x) the conditions set forth in Section 4.02 are satisfied at the time of such reallocation (and, unless the Borrower shall have otherwise notified the Administrative Agent at such time, the Borrower shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (y) such reallocation does not cause the aggregate Revolving Credit Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Commitment. Subject to Section 9.15, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.
(iv)
Cash Collateral; Repayment of Swingline Loans. If the reallocation described in clause (iii) above cannot, or can only partially, be effected, the Borrower shall not later than two Business Days after demand by the Administrative Agent (at the direction of any Issuing Bank and/or any Swingline Lender), without prejudice to any right or remedy available to it hereunder or under law, (x) first, prepay Swingline Loans in an amount equal to the Swingline Lenders’ Swingline Exposure (which exposure shall be deemed equal to the applicable Defaulting Lender’s Applicable Percentage of the total outstanding Swingline Exposure (other than Swingline Exposure as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof)) and (y) second, Cash Collateralize each Issuing Bank’s Fronting Exposure in accordance with the procedures set forth in Section 2.19(d) or (z) make other arrangements reasonably satisfactory to the Administrative Agent, the Issuing Banks and the Swingline Lenders in their sole discretion to protect them against the risk of non-payment by such Defaulting Lender.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

(v)
Amendments Etc. No Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder or any other Loan Documents and the Credit Exposure and unused Commitments of such Defaulting Lender shall not be included in determining whether two-thirds (2/3rds) of the Lenders, two-thirds (2/3rds) of the Lenders of a Class, the Required Lenders or the Required Lenders of a Class have taken or may take any action hereunder or any other Loan Documents, except that the Commitments of such Lender may not be increased or extended, and, except as otherwise set forth herein, amounts payable to such Defaulting Lender hereunder may not be permanently reduced, without the consent of such Defaulting Lender (other than reductions in fees and interest in which such reduction does not disproportionately affect such Defaulting Lender).
(b)
Defaulting Lender Cure. If the Borrower, the Administrative Agent, the Swingline Lenders and the Issuing Banks agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that such former Defaulting Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swingline Loans to be held pro rata by the Lenders in accordance with the applicable Commitments (without giving effect to Section 2.19(a)(iii)), and if any Cash Collateral has been posted with respect to such Defaulting Lender, the Administrative Agent will promptly return or release such Cash Collateral to the Borrower, whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender having been a Defaulting Lender.
(c)
New Swingline Loans/Letters of Credit. So long as any Lender is a Defaulting Lender, (i) no Swingline Lender shall be required to fund any Swingline Loans unless it is satisfied that the participations therein will be fully allocated among Non-Defaulting Lenders in a manner consistent with clause (a)(iii) above and the Defaulting Lender shall not participate therein and (ii) no Issuing Bank shall be required to issue, extend, renew or increase any Letter of Credit unless it is satisfied that the participations in any existing Letters of Credit as well as the new, extended, renewed or increased Letter of Credit has been or will be fully allocated among the Non-Defaulting Lenders in a manner consistent with clause (a)(iii) above and such Defaulting Lender shall not participate therein except to the extent such Defaulting Lender’s participation has been or will be fully Cash Collateralized in accordance with Section 2.19(d).
(d)
Cash Collateral. At any time that there shall exist a Defaulting Lender, promptly following the written request of the Administrative Agent or any Issuing Bank (with a copy to the Administrative Agent) the Borrower shall Cash Collateralize each Issuing Bank’s Fronting Exposure with respect to such Defaulting Lender (determined after giving effect to

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

Section 2.19(a)(iii) and any Cash Collateral provided by such Defaulting Lender) in an amount not less than the Minimum Collateral Amount.
(i)
Grant of Security Interest. The Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to (and subjects to the control of) the Administrative Agent, for the benefit of the Issuing Banks, and agrees to maintain, a first priority security interest in all such Cash Collateral as security for the Defaulting Lenders’ obligation to fund participations in respect of Letters of Credit, to be applied pursuant to clause (ii) below. If at any time the Administrative Agent determines that such Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent and the Issuing Banks as herein provided, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, the Borrower will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by the Defaulting Lender). All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in blocked, non-interest bearing deposit accounts at SMBC. The Borrower shall pay on demand therefor from time to time all reasonable and customary account opening, activity and other administrative fees and charges in connection with the maintenance and disbursement of Cash Collateral.
(ii)
Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under this Section 2.19 in respect of Letters of Credit shall be applied to the satisfaction of the Defaulting Lender’s obligation to fund participations in respect of Letters of Credit (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein.
(iii)
Termination of Requirement. Cash Collateral (or the appropriate portion thereof) provided to reduce Issuing Bank’s Fronting Exposure shall no longer be required to be held as Cash Collateral pursuant to this Section 2.19 following (i) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the applicable Lender or giving effect to Section 2.19(a)(iii)) or (ii) the determination by the Administrative Agent and the Issuing Banks that there exists excess Cash Collateral; provided that, subject to the other provisions of this Section 2.19, the Person providing Cash Collateral and each Issuing Bank may agree that Cash Collateral shall be held to support future anticipated Fronting Exposure; provided, further, that to the extent that such Cash Collateral was provided by the Borrower, such Cash Collateral shall remain subject to the security interest granted pursuant to the Loan Documents.
SECTION 2.29.
Effect of Benchmark Transition Event.
(a)
Benchmark Replacement Setting. Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event and has occurred prior to any setting of the then-current Benchmark for a Currency, then (x) if a Benchmark Replacement for the Term SOFR Reference Rate is determined in accordance with clause (1) of the definition

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

of “Benchmark Replacement” for such Benchmark Replacement Date or a Benchmark Replacement for the Term CORRA Reference Rate is determined in accordance with clause (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any other Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (3) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for such Currency for all purposes hereunder and under any other Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the other parties hereto without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising (x) in the case of a Benchmark Replacement for Dollars, the Required Lenders, and (y) in the case of a Benchmark Replacement for any Foreign Currency, the Required Multicurrency Lenders. If the Benchmark Replacement is Daily Simple SOFR or Daily Compounded CORRA, all interest payments will be payable on a quarterly basis on each Quarterly Date or on a monthly basis on each Monthly Date, as determined by the Borrower on or prior to the date of such replacement.
(b)
Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent (after consulting with the Borrower) will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.
(c)
Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (i) the occurrence of a Benchmark Transition Event, (ii) the implementation of any Benchmark Replacement and (iii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will promptly notify the Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (d) below and (y) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.20, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.20.
(d)
Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark for a Currency

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

is a term rate (including the Term SOFR Reference Rate, the Term CORRA Reference Rate or the applicable Adjusted Term Benchmark Rate) and either (A) any tenor for such Benchmark for such Currency is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark for such Currency is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings for such Currency at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark for such Currency (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark for such Currency (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings for such Currency at or after such time to reinstate such previously removed tenor.
(e)
Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any pending request for a Term Benchmark Borrowing or RFR Borrowing of, conversion to or continuation of Term Benchmark Loans or RFR Loans in each affected Currency to be made, converted or continued during any Benchmark Unavailability Period and, failing that, (i) any Interest Election Request that requests the conversion of any Borrowing to, or the continuation of any Borrowing as, a Term Benchmark Borrowing, denominated in the affected Currency shall be ineffective and, if the affected Currency is Dollars, such Borrowing (unless prepaid) shall be continued as, or converted to an ABR Borrowing at the end of the applicable Interest Period, (ii) if the affected Currency is Dollars and any Borrowing Request requests a Term Benchmark Borrowing denominated in Dollars, such Borrowing shall be made as an ABR Borrowing, (iii) if the affected Currency is a Foreign Currency other than Canadian Dollars, (A) any Borrowing Request that requests a Term Benchmark Borrowing or RFR Borrowing denominated in the affected Currency shall be made as a Term Benchmark Borrowing with a Term Benchmark Rate equal to the Central Bank Rate for the applicable Agreed Foreign Currency; provided, that if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Foreign Currency cannot be determined, such Borrowing Request shall be ineffective, and (B) any outstanding Term Benchmark Borrowing or RFR Borrowing in the affected Currency, at the Borrower’s election, shall either (1) be converted to a Term Benchmark Borrowing with a Term Benchmark Rate equal to the Central Bank Rate for the applicable Agreed Foreign Currency; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Agreed Foreign Currency cannot be determined, such Borrowing shall be converted into an ABR Borrowing denominated in Dollars (in an amount equal to the Dollar Equivalent of such affected Currency) immediately in the case of an RFR Borrowing or, in the case of a Term Benchmark Borrowing, at the end of the applicable Interest Period, (2) be converted into an ABR Borrowing denominated in Dollars (in an amount equal to the Dollar Equivalent of such affected Currency) immediately in the case of an RFR Borrowing or, in the case of a Term Benchmark Borrowing, at the end of the applicable Interest

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

Period, or (3) be prepaid in full immediately in the case of an RFR Borrowing or, in the case of a Term Benchmark Borrowing, at the end of the applicable Interest Period, and (iv) if the affected Currency is Canadian Dollars, (A) any Borrowing Request that requests a Term Benchmark Borrowing denominated in Canadian Dollars shall be made as a Term Benchmark Borrowing with a Term Benchmark Rate equal to the Canadian Prime Rate; provided, that if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Canadian Prime Rate cannot be determined, such Borrowing Request shall be ineffective, and (B) any outstanding Term Benchmark Borrowing in Canadian Dollars, at the Borrower’s election, shall either (1) be converted to a Term Benchmark Borrowing denominated in Canadian Dollars with a Term Benchmark Rate equal to the Canadian Prime Rate at the end of applicable Interest Period; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Canadian Prime Rate cannot be determined, such Borrowing shall be converted into an ABR Borrowing denominated in Dollars (in an amount equal to the Dollar Equivalent of such affected Currency) at the end of the applicable Interest Period, (2) be converted into an ABR Borrowing denominated in Dollars (in an amount equal to the Dollar Equivalent of such affected Currency) at the end of the applicable Interest Period, or (3) be prepaid in full at the end of the applicable Interest Period; provided that, if no election is made by the Borrower by the date that is three Business Days after receipt by the Borrower of such notice or, in the case of a Term Benchmark Borrowing, the last day of the current Interest Period for the applicable Term Benchmark Loan, if earlier, the Borrower shall be deemed to have elected clause (iii)(B)(1) or (iv)(B)(1) above, as applicable. During a Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Alternate Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Alternate Base Rate.
SECTION 2.30.
Illegality. If any Change in Law shall make it unlawful or impossible for any Lender to perform any of its obligations hereunder, to make, maintain or fund any RFR Loan or Term Benchmark Loan or to determine or charge interest rates based upon any applicable Daily Simple RFR or Term Benchmark Rate and such Lender shall so notify the Administrative Agent, the Administrative Agent shall give written notice thereof (or telephonic notice, promptly confirmed in writing) to the Borrower and the other Lenders as promptly as practicable thereafter, whereupon until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such notice no longer exist, (i) the Alternate Base Rate shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to clause (iii) thereof, (ii) any Interest Election Request that requests the conversion of any Borrowing to, or the continuation of any Borrowing as, a Term Benchmark Borrowing denominated in the affected Currency shall be ineffective and, if the affected Currency is Dollars, such Borrowing (unless prepaid) shall be continued as, or converted to, an ABR Borrowing either (A) at the end of the applicable Interest Period if such Lender may lawfully continue to maintain such Loan to such date or (B) immediately if such Lender shall determine that it may not lawfully continue to maintain such Term Benchmark Loan to such date, (iii) if the affected Currency is Dollars and any Borrowing Request requests a Term Benchmark Borrowing denominated in Dollars, such Borrowing shall be made as an ABR Borrowing, (iv) if the affected Currency is a Foreign Currency other than Canadian Dollars, (A) any Borrowing Request that requests a Term Benchmark Borrowing or RFR Borrowing denominated in the affected Currency shall be made as a Term Benchmark Borrowing with a Term Benchmark Rate equal to the Central Bank Rate for

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

the applicable Agreed Foreign Currency; provided, that if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Agreed Foreign Currency cannot be determined, such Borrowing Request shall be ineffective, and (B) any outstanding Term Benchmark Borrowing or RFR Borrowing in the affected Currency, at the Borrower’s election shall either (1) be converted to a Term Benchmark Borrowing with a Term Benchmark Rate equal to the Central Bank Rate for the applicable Agreed Foreign Currency; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for the applicable Agreed Foreign Currency cannot be determined, such Borrowing shall be converted into an ABR Borrowing denominated in Dollars (in an amount equal to the Dollar Equivalent of such affected Currency) immediately in the case of an RFR Borrowing or, in the case of a Term Benchmark Borrowing, either (x) at the end of the applicable Interest Period if such Lender may lawfully continue to maintain such Loan to such date or (y) immediately if such Lender shall determine that it may not lawfully continue to maintain such Term Benchmark Loan to such date, (2) be converted into an ABR Borrowing denominated in Dollars (in an amount equal to the Dollar Equivalent of such affected Currency) immediately in the case of an RFR Borrowing or, in the case of a Term Benchmark Borrowing, either (x) at the end of the applicable Interest Period if such Lender may lawfully continue to maintain such Loan to such date or (y) immediately if such Lender shall determine that it may not lawfully continue to maintain such Term Benchmark Loan to such date, or (3) be prepaid in full immediately in the case of an RFR Borrowing or, in the case of a Term Benchmark Borrowing, either (x) at the end of the applicable Interest Period if such Lender may lawfully continue to maintain such Loan to such date or (y) immediately if such Lender shall determine that it may not lawfully continue to maintain such Term Benchmark Loan to such date, and (v) if the affected Currency is Canadian Dollars, (A) any Borrowing Request that requests a Term Benchmark Borrowing denominated in Canadian Dollars shall be made as a Term Benchmark Borrowing with a Term Benchmark Rate equal to the Canadian Prime Rate; provided, that if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Canadian Prime Rate cannot be determined, such Borrowing Request shall be ineffective, and (B) any outstanding Term Benchmark Borrowing in Canadian Dollars, at the Borrower’s election, shall either (1) be converted to a Term Benchmark Borrowing denominated in Canadian Dollars with a Term Benchmark Rate equal to the Canadian Prime Rate at the end of applicable Interest Period; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Canadian Prime Rate cannot be determined, such Borrowing shall be converted into an ABR Borrowing denominated in Dollars (in an amount equal to the Dollar Equivalent of such affected Currency) either (x) at the end of the applicable Interest Period if such Lender may lawfully continue to maintain such Loan to such date or (y) immediately if such Lender shall determine that it may not lawfully continue to maintain such Term Benchmark Loan to such date, (2) be converted into an ABR Borrowing denominated in Dollars (in an amount equal to the Dollar Equivalent of such affected Currency) either (x) at the end of the applicable Interest Period if such Lender may lawfully continue to maintain such Loan to such date or (y) immediately if such Lender shall determine that it may not lawfully continue to maintain such Term Benchmark Loan to such date, or (3) be prepaid in full at the end of the applicable Interest Period; provided that if no election is made by the Borrower by the date that is three Business Days after receipt by the Borrower of such notice or, in the case of a Term Benchmark Borrowing, the last day of the current Interest Period for the applicable Term Benchmark Loan, if earlier, the Borrower shall be deemed to have elected

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

clause (iv)(B)(1) or (v)(B)(1) above, as applicable. Notwithstanding the foregoing, the affected Lender shall, prior to giving such notice to the Administrative Agent, use reasonable efforts to designate a different lending office if such designation would avoid the need for giving such notice and if such designation would not otherwise be disadvantageous to such Lender in the good faith exercise of its discretion. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 2.15.
ARTICLE III

REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants to the Lenders that:

SECTION 3.10.
Organization; Powers. Each of the Borrower and its Significant Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has all requisite power and authority to carry on its business as now conducted and, (c) is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required except where the failure to comply with clauses (b) and (c) would not reasonably be expected to result in a Material Adverse Effect.
SECTION 3.11.
Authorization; Enforceability. The Transactions are within the Borrower’s corporate powers and have been duly authorized by all necessary corporate and, if required, by all necessary shareholder action. This Agreement has been duly executed and delivered by the Borrower and constitutes, and each of the other Loan Documents when executed and delivered by each Obligor party thereto will constitute, a legal, valid and binding obligation of such Obligor, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
SECTION 3.12.
Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any applicable Governmental Authority, except for (i) such as have been or will be obtained or made and are in full force and effect, (ii) filings and recordings in respect of the Liens created pursuant to this Agreement or the Security Documents, and (iii) of which the failure to obtain would not reasonably be expected to have a Material Adverse Effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any other Obligor or any order of any Governmental Authority applicable to the Borrower or any other Obligor, or their respective property, (c) will not violate or result in a default in any material respect under any indenture, agreement or other instrument binding upon the Borrower or any other Obligor, as applicable, or assets, or give rise to a right thereunder to require any payment to be made by any such Person, and (d) except for the Liens created pursuant to this Agreement or the Security Documents, will not result in the creation or imposition of any Lien (other than Liens permitted by Section 6.02) on any asset of the Borrower or any other Obligor,

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

except in the cases of the foregoing clauses (b) and (c), as would not reasonably be expected to have a Material Adverse Effect.
SECTION 3.13.
Financial Condition; No Material Adverse Effect.
(a)
Financial Statements. The consolidated financial statements of the Borrower delivered pursuant to Sections 4.01(f), 5.01(a) and 5.01(b) present fairly, in all material respects, the consolidated financial position and results of operations and cash flows of the Borrower and its consolidated Subsidiaries as of such date and for such period in accordance with GAAP applied on a consistent basis, subject to, in the case of interim statements, year-end audit adjustments and the absence of footnotes.
(b)
No Material Adverse Effect. Since the date of the most recent Applicable Financial Statements, there has not been any event, development or circumstance that has had or would reasonably be expected to have a Material Adverse Effect.
SECTION 3.14.
Litigation. There are no actions, suits, investigations or proceedings by or before any arbitrator or Governmental Authority now pending against or, to the knowledge of any Financial Officer of the Borrower, threatened in writing against or affecting the Borrower or any of its Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (ii) that involve this Agreement or the Transactions (other than any action brought by the Borrower against a Defaulting Lender).
SECTION 3.15.
Compliance with Laws and Agreements. Each of the Borrower and its Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. None of the Obligors is subject to any contract or other arrangement, the performance of which by them would reasonably be expected to result in a Material Adverse Effect.
SECTION 3.16.
Taxes. Each of the Borrower and its Subsidiaries has timely filed or caused to be filed all material Tax returns and reports required to have been filed and has paid or caused to be paid all material Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which such Person has set aside on its books adequate reserves maintained in accordance with GAAP or (b) to the extent that the failure to do so would not reasonably be expected to result in a Material Adverse Effect.
SECTION 3.17.
ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, would reasonably be expected to result in a Material Adverse Effect.
SECTION 3.18.
Disclosure. As of the Effective Date, the Borrower has disclosed in its public filings or to the Lenders all agreements, instruments and corporate or other

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

restrictions to which it or any of its Subsidiaries is subject, that if terminated prior to its term, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the written reports, financial statements, certificates or other written information (other than projections (including projected financial information), other forward looking information and information of a general economic or industry specific nature or information relating to third parties that, for the avoidance of doubt, are not Affiliates) furnished by or on behalf of the Borrower to the Administrative Agent in connection with the negotiation of this Agreement and the other Loan Documents or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) when taken together with the Borrower’s public filings and as a whole (and after giving effect to all updates, modifications and supplements) contains any material misstatement of fact or omits to state any material fact (known to any Obligor in the case of materials not furnished by it) necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading at the time made; provided that, with respect to projections (including projected financial information) and other forward looking information relating to third parties and information of a general economic or industry specific nature, the Borrower represents only that such information was prepared in good faith based upon assumptions believed in good faith to be reasonable at the time of the preparation thereof (it being understood that projections are subject to significant and inherent uncertainties and contingencies which may be outside of the Borrower’s control and that no assurance can be given that projections will be realized, and are therefore not to be viewed as fact, and that actual results for the periods covered by projections may differ from the projected results set forth in such projections and that such differences may be material).
SECTION 3.19.
Investment Company Act; Margin Regulations.
(a)
Status as Business Development Company. The Borrower has elected to be regulated as a “business development company” within the meaning of the Investment Company Act and qualifies as a RIC.
(b)
Compliance with Investment Company Act. The business and other activities of the Borrower and its Significant Subsidiaries, including the making of the Loans hereunder, the application of the proceeds and repayment thereof by the Borrower and the consummation of the Transactions contemplated by the Loan Documents do not result in a violation or breach in any material respect of the provisions of the Investment Company Act or any rules, regulations or orders issued by the SEC thereunder, in each case that are applicable to the Borrower and its Significant Subsidiaries.
(c)
Investment Policies. The Borrower is in compliance in all respects with the Investment Policies (after giving effect to any Permitted Policy Amendments), except to the extent that the failure to so comply would not reasonably be expected to result in a Material Adverse Effect.
(d)
Use of Credit. Neither the Borrower nor any of its Significant Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock, and no part of the proceeds of any extension of credit hereunder will be used to buy or carry any Margin Stock, except as otherwise provided in Section 5.09.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

SECTION 3.20.
Material Agreements and Liens.
(a)
Material Agreements. Part A of Schedule 3.11 is a complete and correct list, as of the Third Amendment Effective Date, of each material credit agreement, loan agreement, indenture, note purchase agreement, guarantee, letter of credit or other arrangement providing for or otherwise relating to any Indebtedness for borrowed money or any extension of credit (or commitment for any extension of credit) to, or guarantee for borrowed money by, the Borrower or any other Obligor outstanding on the Third Amendment Effective Date and not otherwise publicly disclosed in an aggregate principal amount in excess of $5,000,000 (in each case, other than (x) Indebtedness hereunder or under any other Loan Document and (y) any such agreement or arrangement that is between or among an Obligor and any other Obligors), and the aggregate principal or face amount outstanding or that is, or may become, outstanding under each such arrangement, in each case, as of the Third Amendment Effective Date, is correctly described in Part A of Schedule 3.11.
(b)
Liens. Part B of Schedule 3.11 is a complete and correct list, as of the Third Amendment Effective Date, of each Lien securing Indebtedness for borrowed money of any Person outstanding on the Third Amendment Effective Date (other than Indebtedness hereunder or under any other Loan Document) covering any property of the Borrower or any of the Subsidiary Guarantors, and the aggregate principal amount of such Indebtedness secured (or that may be secured) by each such Lien and the property covered by each such Lien as of the Third Amendment Effective Date is correctly described in Part B of Schedule 3.11.
SECTION 3.21.
Subsidiaries and Investments.
(a)
Subsidiaries. Set forth on Schedule 3.12(a) is a list of the Borrower’s Subsidiaries as of the Third Amendment Effective Date.
(b)
Investments. Set forth on Schedule 3.12(b) is a complete and correct list, as of the Third Amendment Effective Date, of all Investments (other than Investments of the types referred to in clauses (b), (c), (d) and (g) of Section 6.04) held by the Borrower or any of the Subsidiary Guarantors in any Person on the Third Amendment Effective Date and, for each such Investment, (x) the identity of the Person or Persons holding such Investment and (y) the nature of such Investment. Except as disclosed in Schedule 3.12 hereto as of the Third Amendment Effective Date, each of the Borrower and any of the Subsidiary Guarantors owns, free and clear of all Liens (other than Liens created pursuant to this Agreement or the Security Documents and Permitted Liens), all such Investments as of the Third Amendment Effective Date.
SECTION 3.22.
Properties.
(a)
Title Generally. Each of the Borrower and each of the Obligors has good title to, or valid leasehold interests in, all their respective real and personal property material to the conduct of the business of the Borrower and its Subsidiaries, taken as a whole, except for minor defects in title that do not interfere with their respective ability to conduct their respective business, taken as a whole, as currently conducted or to utilize such properties for their intended purposes, except where failure to have title or leasehold interests would not reasonably be expected to have a Material Adverse Effect.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

(b)
Intellectual Property. Each of the Borrower and the other Obligors owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to their respective business, taken as a whole, and the use thereof by the Borrower such other Obligor does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.
SECTION 3.23.
Affiliate Agreements. As of the Effective Date, the Borrower has heretofore delivered (to the extent not otherwise publicly filed with the SEC) to the Administrative Agent true and complete copies of each of the Affiliate Agreements (as in effect on the Effective Date including schedules and exhibits thereto, and any amendments, supplements or waivers executed and delivered thereunder). As of the Effective Date, each of the Affiliate Agreements was in full force and effect.
SECTION 3.24.
Sanctions.
(a)
None of the Borrower or any of its Subsidiaries nor, to the knowledge of the Borrower, any of their respective directors, officers or authorized signors, is a Sanctioned Person.
(b)
The Borrower has implemented and maintains in effect policies and procedures reasonably designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and investment advisors with Anti-Corruption Laws and applicable Sanctions in all material respects. The Borrower, its Subsidiaries and to the knowledge of the Borrower, their respective employees, officers, directors and agents (acting on their behalf), are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects.
SECTION 3.25.
PATRIOT Act. Each of the Borrower and its Subsidiaries is in compliance, to the extent applicable with (a) the PATRIOT Act and (b) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto. No part of the proceeds of the Loans will be used, directly or, to the knowledge of a Responsible Officer of the Borrower, indirectly, for any payments to (i) any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation by the Borrower or its Subsidiaries of the United States Foreign Corrupt Practices Act of 1977, as amended, or in material violation of US or UK regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions (collectively, the “Anti-Corruption Laws”) or (ii) any Person for the purpose of financing the activities of any Person, at the time of such financing (A) subject to, or the subject of, any Sanctions, (B) located, organized or resident in a Sanctioned Country, in each case as would result in a violation of Sanctions or (C) in any other manner that would result in violation of Sanctions applicable to any party hereto.
SECTION 3.26.
Collateral Documents. The provisions of the Security Documents are effective to create in favor of the Collateral Agent a legal, valid and enforceable first priority Lien (subject to Liens permitted by Section 6.02) on all right, title and interest of the

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

Borrower and each Subsidiary Guarantor in the Collateral described therein, except for any failure that would not constitute an Event of Default under clause (p) of Article VII. Except for filings and actions completed on or prior to the Effective Date or as contemplated hereby and by the Security Documents, no filing or other action will be necessary to perfect such Liens to the extent required thereunder, except for the failure to make any filing or take any other action that would not constitute an Event of Default under clause (p) of Article VII.
SECTION 3.27.
EEA Financial Institutions. Neither the Borrower nor any Subsidiary is an EEA Financial Institution.
ARTICLE IV

CONDITIONS
SECTION 4.10.
Effective Date. The effectiveness of this Agreement and of the obligations of the Lenders to make Loans and of the Issuing Banks to issue Letters of Credit hereunder shall not become effective until completion of each of the following conditions precedent (unless a condition shall have been waived in accordance with Section 9.02):
(a)
Documents. The Administrative Agent shall have received each of the following documents, each of which shall be reasonably satisfactory to the Administrative Agent (and to the extent specified below to each Lender) in form and substance:
(i)
Executed Counterparts. From each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or electronic (e.g. pdf) transmission of a signed signature page to this Agreement) that such party has signed a counterpart of this Agreement.
(ii)
Opinion of Counsel to the Obligors. A customary favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of Dechert LLP, New York counsel for the Borrower and the Subsidiary Guarantors in form and substance reasonably acceptable to the Administrative Agent (and the Borrower hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent).
(iii)
Corporate Documents. Such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Obligors, the authorization of the Transactions and any other legal matters relating to the Obligors, this Agreement or the Transactions.
(iv)
Officer’s Certificate. A certificate, dated the Effective Date and signed by the President, the Chief Executive Officer, a Vice President or a Responsible Officer of the Borrower, confirming compliance with the conditions set forth in Section 4.02.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

(v)
Guarantee and Security Agreement. The Guarantee and Security Agreement, duly executed and delivered by each of the parties to the Guarantee and Security Agreement.
(vi)
Control Agreement. An account control agreement, duly executed and delivered by the Borrower, the Administrative Agent and U.S. Bank National Association.
(vii)
Borrowing Base Certificate. A Borrowing Base Certificate showing a calculation of the Borrowing Base as of the Effective Date with the Value of each Portfolio Investment determined as of November 30, 2021.
(b)
Liens. The Administrative Agent shall have received results of a recent lien search in each relevant jurisdiction with respect to the Borrower and the Subsidiary Guarantors, confirming that each financing statement in respect of the Liens in favor of the Collateral Agent created pursuant to the Security Documents is otherwise prior to all other financing statements or other interests reflected therein (other than any financing statement or interest in respect of liens permitted under Section 6.02 or Liens to be discharged on or prior to the Effective Date pursuant to documentation satisfactory to the Administrative Agent). All UCC financing statements and similar documents required to be filed in order to create in favor of the Collateral Agent, for the benefit of the Secured Parties (as such term is defined in the Guarantee and Security Agreement), a first priority perfected security interest in the Collateral (to the extent that such a security interest may be perfected by a filing under the Uniform Commercial Code) shall have been properly filed in each jurisdiction required (or arrangements for such filings acceptable to the Collateral Agent shall have been made).
(c)
Consents. The Borrower shall have obtained and delivered to the Administrative Agent certified copies of all consents, approvals, authorizations, registrations, or filings required to be made or obtained by the Borrower and the Subsidiary Guarantors in connection with the Transactions and any transaction being financed with the proceeds of the Loans, and such consents, approvals, authorizations, registrations, filings and orders shall be in full force and effect and all applicable waiting periods shall have expired and no investigation or inquiry by any Governmental Authority regarding the Transactions or any transaction being financed with the proceeds of the Loans shall be ongoing.
(d)
Fees and Expenses. Subject to Section 9.03(a) hereof, the Borrower shall have paid in full to the Administrative Agent and the Lenders all fees and expenses related to the Loan Documents (including the fees set forth in the Fee Letter) owing on the Effective Date.
(e)
Patriot Act. The Administrative Agent and the Lenders shall have received, sufficiently in advance of the Effective Date, all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Act.
(f)
Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent or any Lender may reasonably request in form and substance reasonably satisfactory to the Administrative Agent.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

SECTION 4.11.
Each Credit Event. The obligation of each Lender to make any Loan (including, on the Third Amendment Effective Date, the Initial Term Loan), and of each Issuing Bank to issue, amend, renew or extend any Letter of Credit, is additionally subject to the satisfaction of the following conditions:
(a)
(a) (i) in the case of a Loan made to pay the purchase price and related fees and expenses in respect of a Specified Purchase, the Specified Representations (immediately after giving effect to such merger, consolidation or acquisition) and the Specified Purchase Agreement Representations (immediately prior to giving effect to such merger, consolidation acquisition) shall be true and correct in all material respects on and as of the date of such Loan, or (ii) in the case of any other Loan or issuance, amendment, renewal or extension of any Letter of Credit, the representations and warranties of the Borrower set forth in this Agreement and in the other Loan Documents shall be true and correct in all material respects (or, in the case of any portion of any representations and warranties already subject to a materiality qualifier, true and correct in all respects) on and as of the date of such Loan or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, or, as to any such representation or warranty that refers to a specific date, as of such specific date;
(b)
(i) in the case of a Loan made to pay the purchase price and related fees and expenses in respect of a Specified Purchase, at the time of and immediately after giving effect to such Loan, no Event of Default under clause (a), (b), (i), (j) or (k) of Article VII shall have occurred and be continuing, or (ii) in the case of any Loan or issuance, amendment, renewal or extension of any Letter of Credit (other than a Loan made to pay the purchase price and related fees and expenses in respect of a Specified Purchase), at the time of and immediately after giving effect to such Loan or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing;
(c)
either (i) the Covered Debt Amount (after giving effect to such extension of credit and any Concurrent Transaction) shall not exceed the Borrowing Base reflected on the Borrowing Base Certificate most recently delivered to the Administrative Agent or (ii) the Borrower shall have delivered an updated Borrowing Base Certificate demonstrating that the Covered Debt Amount (after giving effect to such extension of credit and any Concurrent Transaction) shall not exceed the Borrowing Base after giving effect to such extension of credit and any Concurrent Transaction.

Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in the preceding sentence.

ARTICLE V

AFFIRMATIVE COVENANTS

Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired, been terminated, Cash Collateralized or backstopped and all LC

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Lenders that:

SECTION 5.10.
Financial Statements and Other Information. The Borrower will furnish to the Administrative Agent (for distribution to each Lender):
(a)
within 90 days after the end of each fiscal year of the Borrower (or such longer period permitted pursuant to any orders, declarations, laws, regulations or letters issued by the SEC or any other government or regulatory authority, not to exceed one hundred twenty (120) days after the end of each fiscal year of the Borrower), the audited consolidated statements of assets and liabilities, statements of operations, statements of changes in net assets, statements of cash flows and schedule of investments of the Borrower and its consolidated Subsidiaries as of the end of and for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by independent public accountants of recognized national standing to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently (except as disclosed therein) applied; provided that the requirements set forth in this clause (a) may be fulfilled by providing to the Administrative Agent the report of the Borrower to the SEC on Form 10-K for the applicable fiscal year;
(b)
within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower (or such longer period permitted pursuant to any orders, declarations, laws, regulations or letters issued by the SEC or any other government or regulatory authority, not to exceed seventy-five (75) days after the end of each of the first three (3) fiscal quarters of each fiscal year of the Borrower), the consolidated statements of assets and liabilities, statement of operations, statements of changes in net assets, statements of cash flows and schedule of investments of the Borrower and its consolidated Subsidiaries as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for (or, in the case of the statements of assets and liabilities, statement of operations, statements of changes in net assets, statements of cash flows and schedule of investments, as of the end of) the corresponding period or periods of the previous fiscal year, all certified by a Financial Officer of the Borrower as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently (except as disclosed therein) applied, subject to year-end audit adjustments and the absence of footnotes; provided that the requirements set forth in this clause (b) may be fulfilled by providing to the Administrative Agent the report of the Borrower to the SEC on Form 10-Q for the applicable quarterly period;
(c)
concurrently with any delivery of financial statements under clause (a) or (b) of this Section 5.01, a certificate of a Financial Officer of the Borrower (i) certifying as to whether the Borrower has knowledge that a Default has occurred during the applicable period and, if a Default has occurred (or has occurred and is continuing from a prior period), specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Sections 6.01, 6.02, 6.04 and 6.07 and (iii) stating whether any change in GAAP as applied by (or in the application of GAAP by)

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

the Borrower has occurred since the Effective Date (but only if the Borrower has not previously reported such change to the Administrative Agent and if such change has had a material effect on the financial statements) and, if any such change has occurred, specifying the effect (unless such effect has been previously reported) as determined by the Borrower of such change on the financial statements accompanying such certificate; provided that the requirements set forth in this clause (c)(iii) may be fulfilled by providing to the Administrative Agent the report of the Borrower to the SEC on Form 10-Q for the applicable quarterly period;
(d)
as soon as available and in any event not later than twenty (20) days after the end of each monthly accounting period (ending on the last day of each calendar month) of the Borrower and its Subsidiaries, (i) a Borrowing Base Certificate as at the last day of such accounting period and (ii) if during such monthly accounting period the Borrower has declared or made any Restricted Payment pursuant to Section 6.05(c), a certificate of a Financial Officer of the Borrower describing each such Restricted Payment and certifying that the conditions set forth in Section 6.05(c) were satisfied on the date of each such Restricted Payment;
(e)
promptly but no later than five (5) Business Days after any Responsible Officer of the Borrower shall at any time have knowledge that there is a Borrowing Base Deficiency, a Borrowing Base Certificate as at the date such Responsible Officer of the Borrower has knowledge of such Borrowing Base Deficiency indicating the amount of the Borrowing Base Deficiency as at the date such Responsible Officer of the Borrower obtained knowledge of such deficiency and the amount of the Borrowing Base Deficiency as of the date not earlier than one (1) Business Day prior to the date the Borrowing Base Certificate is delivered pursuant to this paragraph (e);
(f)
promptly upon receipt thereof copies of all significant reports submitted by the Borrower’s independent public accountants in connection with each annual, interim or special audit or review of any type of the financial statements or related internal control systems of the Borrower or any of its Significant Subsidiaries delivered by such accountants to the management or board of directors of the Borrower;
(g)
promptly after (and only if) the same become publicly available, copies of all periodic and other reports, proxy statements and other materials sent to all stockholders filed by the Borrower or any of the Subsidiary Guarantors with the SEC, or any Governmental Authority succeeding to any or all of the functions of the SEC, or with any national securities exchange, as the case may be; and
(h)
promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower or any of its Subsidiaries, or compliance by the Borrower and the Obligors with the terms of this Agreement and the other Loan Documents, as the Administrative Agent or any Lender may reasonably request, including such documents and information requested by the Administrative Agent or any Lender that are reasonably required in order to comply with “know-your-customer” and other anti-terrorism, anti-money laundering and similar rules and regulations and related policies and procedures.
(i)
the Borrower and each Lender acknowledge that certain of the Lenders may be Public Lenders and, if documents or notices required to be delivered pursuant to this Section

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

5.01 or otherwise are being distributed through DebtDomain or another relevant website or other information platform (the “Platform”), any document or notice that the Borrower has indicated contains Non-Public Information shall not be posted by the Administrative Agent on that portion of the Platform designated for such Public Lenders. The Borrower agrees to clearly designate all information provided to the Administrative Agent by or on behalf of the Borrower or any of its Subsidiaries which is suitable to make available to Public Lenders. If the Borrower has not indicated whether a document or notice delivered pursuant to this Section 5.01 contains Non-Public Information, the Administrative Agent reserves the right to post such document or notice solely on that portion of the Platform designated for Lenders who wish to receive material Non-Public Information with respect to the Borrower, its Subsidiaries and their Securities (as such term is defined in Section 5.13 of this Agreement).
(j)
Notwithstanding anything to the contrary herein, the requirements to deliver documents set forth in Sections 5.01(a), (b) and (g) will be fulfilled by filing by the Borrower of the applicable documents for public availability on the SEC’s Electronic Data Gathering and Retrieval system; provided that, the Borrower shall notify the Administrative Agent (by telecopier or e-mail) of the posting of any such documents.
SECTION 5.11.
Notices of Material Events. The Borrower will furnish to the Administrative Agent (for distribution to each Lender) prompt written notice upon any Responsible Officer obtaining actual knowledge of the following:
(a)
the occurrence of any Default (unless the Borrower first became aware of such Default from a notice delivered by the Administrative Agent); provided that if such Default is subsequently cured within the time periods set forth herein, the failure to provide notice of such Default shall not itself result in an Event of Default hereunder;
(b)
the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Borrower or any of its Significant Subsidiaries that has a reasonable likelihood of being adversely determined and, if adversely determined, would reasonably be expected to result in a Material Adverse Effect;
(c)
the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred after the Effective Date, results in, or would reasonably be expected to result in, a Material Adverse Effect; and
(d)
any other development (excluding matters of a general economic, financial or political nature to the extent that they would not reasonably be expected to have a disproportionate effect on the Borrower or any of its Subsidiaries (other than Financing Subsidiaries)) that results in, or would reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section 5.02 shall be accompanied by a statement of a Responsible Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

SECTION 5.12.
Existence: Conduct of Business. The Borrower will, and will cause each of its Significant Subsidiaries to, do or cause to be done all things necessary to (i) preserve, renew and keep in full force and effect its legal existence and (ii) the rights, licenses, permits, privileges and franchises material to the conduct of the business of the Borrower and its Subsidiaries, taken as a whole; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution not prohibited under Section 6.03.
SECTION 5.13.
Payment of Obligations. The Borrower will, and will cause each of its Subsidiaries to, pay its obligations, including income tax and other material tax liabilities and material contractual obligations, that, if not paid, would reasonably be expected to result in a Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, and (b) the Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP.
SECTION 5.14.
Maintenance of Properties; Insurance. The Borrower will, and will cause each of its Significant Subsidiaries to, (a) keep and maintain all property material to the conduct of the business of the Borrower and its Subsidiaries, taken as a whole. in good working order and condition, ordinary wear and tear excepted unless the failure to so keep and maintain could not reasonably be expected to result in a Material Adverse Effect; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution not prohibited under Section 6.03, and (b) maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations.
SECTION 5.15.
Books and Records; Inspection and Audit Rights. The Borrower will, and will cause each of its Significant Subsidiaries to, keep books of record and account in accordance with GAAP in all material respects. The Borrower will, and will cause each other Obligor to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice to the Borrower, to visit and inspect its properties during normal business hours, to examine and make extracts from its books and records (but only to the extent the applicable Obligor is not prohibited from disclosing such information or providing access to such information pursuant to applicable law or an agreement such Obligor entered into with a third party (other than an Affiliate) in the ordinary course of its business), and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested, in each case, solely related to the Obligors and to the extent such inspection or requests for such information are reasonable and such information can be provided or discussed without violation of law, rule, regulation or any contract such Obligor entered into with a third party that is not an Affiliate; provided that, (i) the Borrower or such other Obligor shall be entitled to have its representatives and advisors present during any inspection of its books and records and during any discussion with its independent accountants and independent auditors and (ii) unless an Event of Default shall have occurred and be continuing, the Borrower’s obligation to reimburse any costs and expenses incurred by the Administrative Agent and the Lenders in connection with any such inspections shall be limited to one inspection per calendar year.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

SECTION 5.16.
Compliance with Laws. The Borrower will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations, including the Investment Company Act, and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. Without limiting the generality of the foregoing, the Borrower will, and will cause its Subsidiaries to, conduct its business and other activities in compliance in all material respects with the provisions of the Investment Company Act and any applicable rules, regulations or orders issued by the SEC thereunder. The Borrower shall maintain in effect policies and procedures reasonably designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and investment advisors with Anti-Corruption Laws and applicable Sanctions in all material respects.
SECTION 5.17.
Certain Obligations Respecting Subsidiaries; Further Assurances.
(a)
Subsidiary Guarantors. In the event that (i) the Borrower or any Subsidiary Guarantor shall form or acquire any new Subsidiary (other than an Excluded Asset, a Financing Subsidiary, a Foreign Subsidiary, an Immaterial Subsidiary, a Joint Venture Subsidiary or a Subsidiary of a Foreign Subsidiary) or (ii) any Excluded Asset, Financing Subsidiary, Foreign Subsidiary, Immaterial Subsidiary, Joint Venture Subsidiary or Subsidiary of a Foreign Subsidiary shall no longer constitute an “Excluded Asset”, “Financing Subsidiary”, “Immaterial Subsidiary”, “Joint Venture Subsidiary”, “Foreign Subsidiary” or “Subsidiary of a Foreign Subsidiary”, as applicable, pursuant to the definition thereof (in which case such Person shall be deemed to be a “new” Subsidiary for purposes of this Section 5.08 as of such date), the Borrower will within thirty (30) days thereof (or such longer period as shall be reasonably agreed by the Administrative Agent) cause such new Subsidiary to become a “Subsidiary Guarantor” (and, thereby, an “Obligor”) under the Guarantee and Security Agreement pursuant to a Guarantee Assumption Agreement and to deliver such proof of corporate or other action, incumbency of officers, opinions of counsel (unless waived by the Administrative Agent) and other documents as is consistent with those delivered by the Borrower pursuant to Section 4.01 upon the Effective Date or as the Administrative Agent shall have reasonably requested. For the avoidance of doubt, the Borrower may elect to cause any of its Excluded Assets that are Subsidiaries, Immaterial Subsidiaries, Joint Venture Subsidiaries or Foreign Subsidiaries to become an Obligor by causing such Person to become a Subsidiary Guarantor and executing and delivering a Guarantee Assumption Agreement (and, if requested by the Administrative Agent or the Collateral Agent with respect to any Foreign Subsidiaries, executing and delivering a guarantee and security agreement governed by the laws of the country in which such Subsidiary is located, in form and substance reasonably acceptable to the Administrative Agent and the Collateral Agent, it being understood that a guarantee and security agreement that is substantially in the form of the Guarantee and Security Agreement, other than with respect to modifications to reflect requirements under the laws of the country in which such Subsidiary is located, will be deemed reasonably acceptable) and other deliverables as required for a Subsidiary Guarantor under this Section 5.08(a) (at which point such Person shall be a Subsidiary Guarantor and shall no longer be an Excluded Asset, an Immaterial Subsidiary or a Joint Venture Subsidiary).

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

(b)
Ownership of Subsidiaries. The Borrower will, and will cause each of its Significant Subsidiaries to, take such action from time to time as shall be necessary to ensure that each of its Significant Subsidiaries (other than any Subsidiary that is an Excluded Asset) is a wholly owned Subsidiary; provided that the foregoing shall not prohibit any transaction permitted under Section 6.03 or 6.04, so long as after giving effect to such permitted transaction each of the remaining Significant Subsidiaries (other than any Subsidiary that is an Excluded Asset) of the Borrower is a wholly-owned Subsidiary.
(c)
Further Assurances. The Borrower will, and will cause each of the Subsidiary Guarantors to, take such action from time to time (including filing appropriate Uniform Commercial Code financing statements and executing and delivering such assignments, security agreements and other instruments) as shall be reasonably requested by the Administrative Agent to effectuate the purposes of this Agreement, including:
(i)
to create, in favor of the Collateral Agent for the benefit of the Secured Parties (as such term is defined in the Guarantee and Security Agreement) (and any affiliate thereof that is a party to any Hedging Agreement entered into with such Obligor) and the holders of any Secured Longer-Term Indebtedness or Secured Shorter-Term Indebtedness, perfected security interests and Liens in the Collateral; provided that any such security interest or Lien shall be subject to the relevant requirements of the Security Documents,
(ii)
in the case of any portfolio investment held by an Excluded Asset, an Immaterial Subsidiary or a Joint Venture Subsidiary, including any cash collection related thereto, ensure that such portfolio investment shall not be held in the account of any Obligor subject to a control agreement among such Obligor, the Collateral Agent and the Custodian delivered in connection with this Agreement or any other Loan Document; provided that, in the case of a participation interest held by any Excluded Asset, an Immaterial Subsidiary or a Joint Venture Subsidiary (other than a 100% participation interest held for more than ninety (90) days) that was acquired from an Obligor, such Portfolio Investment, including any cash collection related thereto, may be held in any account of any Obligor, so long as, in the case of cash, it is promptly distributed to such Excluded Asset, Immaterial Subsidiary or Joint Venture Subsidiary;
(iii)
in the case of any Portfolio Investment consisting of a Bank Loan (as defined in Section 5.13) that is part of the Collateral and does not constitute all of the credit extended to the underlying borrower under the relevant underlying loan documents and an Excluded Asset, Immaterial Subsidiary or Joint Venture Subsidiary holds any interest in the loans or other extensions of credit under such loan documents, (x) to cause such Excluded Asset, Immaterial Subsidiary or Joint Venture Subsidiary to be party to such underlying loan documents as a “lender” having a direct interest (or a participation not acquired from an Obligor) in such underlying loan documents and the extensions of credit thereunder and (y) to ensure that all amounts owing to such Obligor or by the underlying borrower or other obligated party are remitted by such borrower or obligated party (or the applicable administrative agents, collateral agents or equivalent Person) directly to the separate accounts of such Obligor and no other amounts owing by such underlying borrower or obligated party are remitted to the accounts of such Obligor;

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

(iv)
in the event that any Obligor is acting as an agent or administrative agent under any loan documents with respect to any Bank Loan that is part of the Collateral but does not constitute all of the credit extended to the underlying borrower under the relevant underlying loan documents, to ensure that all funds held by such Obligor in such capacity as agent or administrative agent is segregated from all other funds of such Obligor and clearly identified as being held in an agency capacity and
(v)
to cause the closing sets and all executed amendments, consents, forbearances and other modifications and assignment agreements relating to any Investment and any other documents relating to any Investment requested by the Collateral Agent, in each case, to be held by the Collateral Agent or a custodian pursuant to the terms of a custodian agreement reasonably satisfactory to the Collateral Agent; provided that, for the avoidance of doubt, this clause (iv) shall not apply to any item of Collateral that is required to be Delivered (as such term is used in and to the extent required under Section 7.01(a) of the Guarantee and Security Agreement).
SECTION 5.18.
Use of Proceeds. The Borrower will use the proceeds of the Loans and the issuances of Letters of Credit only for general corporate purposes of the Borrower and its Subsidiaries, including, without limitation, purchasing shares of its common stock in connection with the redemption (or buyback) of its shares, repaying outstanding Indebtedness not prohibited by the Loan Documents, paying fees and expenses paid or payable in connection with this Agreement and the other Loan Documents, making other distributions, contributions and investments, acquiring and funding (either directly or through one or more wholly-owned Subsidiaries) of venture loans, leveraged loans, mezzanine loans, high-yield securities, convertible securities, preferred stock, common stock, warrants and other Investments; provided that, neither the Administrative Agent nor any Lender shall have any responsibility as to the use of any of such proceeds. No part of the proceeds of any extension of credit hereunder will be used to buy or carry any Margin Stock in violation of law (provided that so long as no violation of Regulation U would result therefrom and the Borrower intends to immediately retire any whole or fractional shares of its common stock purchased, (x) the Borrower may use proceeds of the Loans to purchase its common stock in connection with the redemption (or buyback) of its shares and (y) the Borrower may use proceeds of the Loans for any (i) cash consideration paid or payable and (ii) cash paid on account of fractional shares). Margin Stock shall be purchased by the Obligors only with the proceeds of Indebtedness not directly or indirectly secured by Margin Stock, or with the proceeds of equity capital of the Borrower. Without limiting the foregoing, no Obligor will directly or indirectly, use the proceeds of the Loans (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, to the extent such activities, businesses or transaction would be prohibited by Sanctions if conducted by a corporation incorporated in the United States, or (C) in any manner that would result in the violation of any Sanctions applicable to any party hereto.
SECTION 5.19.
Status of RIC and BDC. As of the Effective Date the Borrower is treated as a RIC under the Code, the Borrower shall at all times thereafter, subject to applicable grace periods set forth in the Code, maintain its status as a RIC under the Code. The

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

Borrower shall at all times maintain its status as a “business development company” under the Investment Company Act.
SECTION 5.20.
Investment and Valuation Policies. The Borrower shall at all times be in compliance in all material respects with its Investment Policies (after giving effect to any Permitted Policy Amendments) and Valuation Policy. The Borrower shall promptly advise the Lenders and the Administrative Agent of any material change in either its Investment Policies or Valuation Policy.
SECTION 5.21.
Portfolio Valuation and Diversification Etc.
(a)
Industry Classification Groups. For purposes of this Agreement, the Borrower, in its reasonable determination, shall assign each Portfolio Investment included in the Borrowing Base to an Industry Classification Group. To the extent that the Borrower determined that any Portfolio Investment is not adequately correlated with the risks of other Portfolio Investments in an Industry Classification Group, such Portfolio Investment may be assigned by the Borrower to an Industry Classification Group that is more closely correlated to such Portfolio Investment. In the absence of any adequate correlation, the Borrower shall be permitted, upon prior notice to the Administrative Agent (for distribution to each Lender), to create up to three additional industry classification groups for purposes of this Agreement.
(b)
Portfolio Valuation Etc.
(i)
Settlement Date Basis. For purposes of this Agreement, all determinations of whether an investment is to be included as a Portfolio Investment shall be determined on a settlement-date basis (meaning that any investment that has been purchased will not be treated as a Portfolio Investment until such purchase has settled, and any Portfolio Investment which has been sold will not be excluded as a Portfolio Investment until such sale has settled); provided that no such investment shall be included as a Portfolio Investment to the extent it has not been paid for in full.
(ii)
Determination of Values. For the purposes of this Agreement and not to be required to be utilized for any other purpose (including, for the avoidance of doubt, the Borrower’s financial statements, valuations required under the Financial Accounting Standards Board Accounting Standards Codification Topic 820, Fair Value Measurement (ASC 820) or valuations required under the Investment Company Act), the Borrower will conduct reviews of the value to be assigned to each of its Portfolio Investments included in the Borrowing Base as follows:
(A)
Quoted Investments - External Review. With respect to Portfolio Investments (including Cash Equivalents) included in the Borrowing Base for which market quotations are readily available and that are traded in an active and orderly market as determined by the Borrower (each, a “Quoted Investment”), the Borrower shall value such Quoted Investments in accordance with its Valuation Policy and, not less frequently than once each calendar week, determine the market value of such Quoted Investments which shall, in each case, be determined in accordance with one of the following methodologies (as selected by the Borrower):

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

(w) in the case of public and 144A securities, the average of the bid prices as determined by two Approved Dealers selected by the Borrower,

(x) in the case of Bank Loans, the bid price as determined by one Approved Dealer selected by the Borrower,

(y) in the case of any Quoted Investment traded on an exchange, the closing price for such Quoted Investment most recently posted on such exchange, and

(z) in the case of any other Quoted Investment, the fair market value thereof as determined by an Approved Pricing Service selected by the Borrower.

(B)
Unquoted Investments - External Review. With respect to each Portfolio Investment for which market quotations are not readily available (each, an “Unquoted Investment”), the Borrower shall assign a value to each Unquoted Investment in a manner consistent with its Valuation Policy as of the last day of each fiscal quarter (each, a “Testing Quarter”); provided that the Borrower shall request an Approved Third-Party Appraiser to assist the board of directors of the Borrower (or the appropriate committee thereof with the necessary delegated authority) (or the External Manager, so long as it has the necessary delegated authority) in determining the fair market value as of the last day of each Testing Quarter of no less than 25% of the value of all Unquoted Investments that have not been acquired during such Testing Quarter; provided, further, that;

(x) the Value of any such Unquoted Investment acquired during a Testing Quarter shall be deemed to be equal to the cost of such Unquoted Investment until such time as the fair market value of such Unquoted Investment is determined in accordance with the foregoing provisions of this sub-clause (B); and

(y) the Value of any Unquoted Investment for which an Approved Third-Party Appraiser has not assisted the Borrower in determining the fair market value of such Unquoted Investment during the four immediately preceding Testing Quarters (other than any Unquoted Investment included in the Borrowing Base with a Value that is equal to or less than 1% of the Portfolio Investments in the Borrowing Base as of such day (in an aggregate maximum not to exceed 15% by value of all Portfolio Investments)), shall be zero until the fair market value of such Unquoted Investment shall have been determined by an Approved Third-Party Appraiser.

(C)
Internal Review. The Borrower shall conduct internal reviews of all Portfolio Investments included in the Borrowing Base at least once each calendar week which shall take into account any events of which any Responsible Officer of the Borrower has knowledge that materially and adversely affect the aggregate

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

value of the Portfolio Investments included in the Borrowing Base (including the existence of any buyout right for any Portfolio Investment at a purchase price that is less than the value of any Portfolio Investment established under Section 5.12(b)(ii)(A) or (B) above). If the value of any Portfolio Investment as most recently determined by the Borrower pursuant to this Section 5.12(b)(ii)(C) is lower than the value of such Portfolio Investment as most recently determined pursuant to Sections 5.12(b)(ii)(A) and (B), such lower value shall be deemed to be the “Value” of such Portfolio Investment for purposes hereof; provided that, the Value of any Portfolio Investment of the Borrower and its Subsidiaries shall be increased by the net unrealized gain as at the date such Value is determined of any Hedging Agreement entered into to hedge risks associated with such Portfolio Investment and reduced by the net unrealized loss as at such date of any such Hedging Agreement (such net unrealized gain or net unrealized loss, on any date, to be equal to the aggregate amount receivable or payable under the related Hedging Agreement if the same were terminated on such date).
(D)
Failure to Determine Values. If the Borrower shall fail to determine the value of any Portfolio Investment as at any date pursuant to the requirements of the foregoing sub-clause (A), (B) or (C), then the “Value” of such Portfolio Investment as at such date shall be deemed to be zero for purposes of the Borrowing Base until such time as the value of such Portfolio Investment is otherwise determined or reviewed, as applicable, in accordance herewith.
(E)
Testing of Values.

(x) As of the last day of each fiscal quarter (the “Valuation Testing Date”, and the last such fiscal quarter is referred to herein as, the “Testing Period”), the Administrative Agent shall cause an Approved Third-Party Appraiser selected by the Administrative Agent to value such number of Unquoted Investments (selected by the Administrative Agent) that collectively have an aggregate Value approximately equal to the Calculation Amount; provided, that, unless an Event of Default has occurred and is continuing, such Unquoted Investments selected by the Administrative Agent shall be Investments that are included in the Borrowing Base. With respect to any Unquoted Investment selected for testing by the Administrative Agent, if the Administrative Agent or any Affiliate thereof has received, pursuant to a testing provision similar to this Section 5.12(b)(ii)(E) in any revolving credit facility of an Affiliate of the Borrower a valuation of such investment for such Testing Period from any Approved Third-Party Appraiser selected by the agent for the lenders under such revolving credit facility (a “Separate Valuation”), the Administrative Agent shall use such Separate Valuation in lieu of causing an Approved Third-Party Appraiser to value such investment, unless it determines in its reasonable discretion and acting in good faith that the use of such Separate Valuation would be adverse to the interests of the Lenders; provided that, for the avoidance of doubt, the Administrative Agent shall not be required

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

to use such Separate Valuation in lieu of causing an Approved Third-Party Appraiser to value such investment if the Administrative Agent has not actually received, for any reason, such Separate Valuation. Any such Separate Valuation used by the Administrative Agent pursuant to the preceding sentence shall be included in the Calculation Amount. The Administrative Agent agrees to notify the Borrower in writing of the Unquoted Investments selected by the Administrative Agent to be tested in each Testing Period, not later than 15 days prior to the Valuation Testing Date (or such later date as agreed to between the Administrative Agent and the Borrower). If there is a difference between the Borrower’s valuation and the Approved Third-Party Appraiser’s valuation of any Unquoted Investment, the Value of such Unquoted Investment for Borrowing Base purposes shall be established as set forth in sub-clause (F) below.

(y) For the avoidance of doubt, the valuation of any Approved Third-Party Appraiser selected by the Administrative Agent will be as of the end of the applicable Testing Quarter and shall be reflected in the Borrowing Base Certificate for the monthly accounting period ending on the Valuation Testing Date if such Approved Third-Party Appraiser delivers such valuation at least seven Business Days before the 20th day after the end of the applicable monthly accounting period and, if such valuation is delivered after such time, it shall, subject to clause (F) below, be included in the Borrowing Base Certificate for the following monthly period and applied to the then applicable balance of the related Portfolio Investment. For illustrative purposes, if the given fiscal quarter is the fourth quarter ending on December 31, 2021, then (A) the Administrative Agent would initiate the testing of Values (using the December 31, 2021 Values) for purposes of determining the scope of the testing under clause (E)(x) during the month of February with the anticipation of receiving the valuations from the applicable Approved Third-Party Appraiser(s) on or after February 28, 2022 and (B)(xx) if such valuations were received before the seventh Business Day before March 20, 2022, such valuations would be included in the March 20, 2022 Borrowing Base Certificate covering the month of February, or (yy) if such valuations were received after such time, they would, subject to clause (F) below, be included in the April 20, 2022 Borrowing Base Certificate for the month of March.

For the avoidance of doubt, all calculations of value pursuant to this Section 5.12(b)(ii)(E) shall be determined without application of the Advance Rates.

(F)
Valuation Dispute Resolution. Notwithstanding the foregoing, the Administrative Agent shall at any time have the right to request, in its reasonable discretion, any Unquoted Investment included in the Borrowing Base with a value determined pursuant to Section 5.12(b)(ii) (other than, so long as no Event of Default exists, any Portfolio Investment included in the Borrowing Base tested

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

pursuant to Section 5.12(b)(ii)(E) as of the most recent Testing Period) to be independently valued by an Approved Third-Party Appraiser selected by the Administrative Agent. There shall be no limit on the number of such appraisals requested by the Administrative Agent in its reasonable discretion; provided that, (i) any appraisal shall be conducted in a manner that is not disruptive to the Borrower’s business and (ii) the values determined by any appraisal shall be treated as confidential information by the Administrative Agent and the Lenders and shall be deemed to be “Information” hereunder and subject to Section 9.13 hereof. The reasonable and documented out-of-pocket costs of any such valuation shall be at the expense of the Borrower. The Administrative Agent shall notify the Borrower of its receipt of results from an Approved Third-Party Appraiser of any appraisal and provide a copy of the results and any related reports to the Borrower. If the difference between the Borrower’s valuation pursuant to Section 5.12(b)(ii)(B) and the valuation of any Approved Third-Party Appraiser selected by the Administrative Agent pursuant to Section 5.12(b)(ii)(E) or (F) and such difference is (1) less than 5% of the Borrower’s value thereof, then the Borrower’s valuation shall be used, (2) between 5% and 20% of the Borrower’s value thereof, then the valuation of such Portfolio Investment shall be the average of the value determined by the Borrower and the value determined by the Approved Third-Party Appraiser retained by the Administrative Agent and (3) greater than 20% of the Borrower’s value thereof, then the Borrower and the Administrative Agent shall select an additional Approved Third-Party Appraiser and the valuation of such Portfolio Investment shall be the average of the three valuations (with the Administrative Agent’s Approved Third-Party Appraiser’s valuation to be used until the third valuation is obtained). For the avoidance of doubt, Portfolio Investments that are part of the Collateral but not included in the Borrowing Base as of the most recent Testing Period shall not be subject to testing under this Section 5.12(b)(ii)(F).
(iii)
Generally Applicable Valuation Provisions.
(A)
Each Approved Third-Party Appraiser (whether selected by the Borrower or the Administrative Agent) shall apply a recognized valuation methodology that is commonly accepted in the Borrower’s industry for valuing Portfolio Investments of the type being valued and held by the Obligors. Other procedures relating to the valuation will be reasonably agreed upon by the Administrative Agent and the Borrower.
(B)
For the avoidance of doubt, subject to Section 5.12(b)(ii)(B) the value of any Portfolio Investments determined in accordance with any provision of this Section 5.12 shall be the Value of such Portfolio Investment for purposes of this Agreement until a new Value for such Portfolio Investment is subsequently required to be determined in good faith in accordance with this Section 5.12.
(C)
The foregoing valuation procedures shall only be required to be used for purposes of calculating the Borrowing Base and shall not be required to be utilized by the Borrower for any other purposes, including, without limitation, the

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

delivery of financial statements or valuations required under ASC820 or the Investment Company Act or otherwise.
(D)
The Administrative Agent shall notify the Borrower of its receipt of the final results of any such test promptly upon its receipt thereof and shall provide a copy of such results and the related report to the Borrower promptly upon the Borrower’s request.
(E)
The Administrative Agent and each Lender acknowledges that it may be required to enter into a non-reliance letter, confidentiality agreement or similar agreement requested or required by a proposed appraiser to allow the Administrative Agent or such Lender to review any written valuation report. Notwithstanding anything to the contrary contained herein, there shall be no requirement to disclose any portion of any report submitted by an Approved Third-Party Appraiser without such a non-reliance letter if such non-reliance letter is required by such Approved Third-Party Appraiser as a condition to such disclosure.
(c)
RIC Diversification Requirements. The Borrower will, on a consolidated basis and at all times, subject to applicable grace periods set forth in the Code, comply with the portfolio diversification requirements set forth in the Code applicable to RICs, to the extent applicable.
(d)
Participation Interests. The Value attributable to any Participation Interest shall be the Value determined with respect to the underlying portfolio investment related to such Participation Interest in accordance with this Section 5.12, provided any participation interest that does not satisfy the definition of Participation Interest shall have a Value of zero (0) for purposes of this Agreement.
SECTION 5.22.
Calculation of Borrowing Base. For purposes of this Agreement, the “Borrowing Base” shall be determined, as at any date of determination, as the sum of the products obtained by multiplying (x) of the Value of each Portfolio Investment in the Collateral Pool (excluding any Cash Collateral held by the Administrative Agent pursuant to Section 2.05(k) or the last paragraph of Section 2.09(a)) and (y) the applicable Advance Rate for such Portfolio Investment; provided that:
(a)
(i) if, as of the date of determination, the Relevant Asset Coverage Ratio is (i) greater than or equal to 2.00:1:00, the Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments of all issuers in a consolidated group of corporations or other entities in accordance with GAAP exceeding 6% of the aggregate Value of all Portfolio Investments in the Collateral Pool, shall be 50% of the otherwise applicable Advance Rate; (ii) less than 2.00:1:00 and greater than or equal to 1.75:1.00, the Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments of all issuers in a consolidated group of corporations or other entities in accordance with GAAP exceeding 5% of the aggregate Value of all Portfolio Investments in the Collateral Pool, shall be 50% of the otherwise applicable Advance Rate or (iii) less than 1.75:1:00, the Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments of all issuers in a consolidated group of corporations

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

or other entities in accordance with GAAP exceeding 4% of the aggregate Value of all Portfolio Investments in the Collateral Pool, shall be 50% of the otherwise applicable Advance Rate;
(b)
if, as of the date of determination, the Relevant Asset Coverage Ratio is (i) greater than or equal to 2.00:1:00, the Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments of all issuers in a consolidated group of corporations or other entities in accordance with GAAP exceeding 12% of the aggregate Value of all Portfolio Investments in the Collateral Pool shall be 0%; (ii) less than 2.00:1:00 and greater than or equal to 1.75:1.00, the Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments of all issuers in a consolidated group of corporations or other entities in accordance with GAAP exceeding 10% of the aggregate Value of all Portfolio Investments in the Collateral Pool shall be 0% or (iii) less than 1.75:1:00, the Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments of all issuers in a consolidated group of corporations or other entities in accordance with GAAP exceeding 8% of the aggregate Value of all Portfolio Investments in the Collateral Pool shall be 0%;
(c)
if, as of the date of determination, the Relevant Asset Coverage Ratio is (i) greater than or equal to 2.00:1:00, the Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments in any single Industry Classification Group that exceeds 25% of the aggregate Value of all Portfolio Investments in the Collateral Pool shall be 0%; provided that, with respect to Portfolio Investments in a single Industry Classification Group from time to time designated by the Borrower to the Administrative Agent, such 25% figure shall be increased to 30%, (ii) less than 2.00:1:00 and greater than or equal to 1.75:1.00, the Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments in any single Industry Classification Group that exceeds 20% of the aggregate Value of all Portfolio Investments in the Collateral Pool shall be 0%; provided that, with respect to Portfolio Investments in a single Industry Classification Group from time to time designated by the Borrower to the Administrative Agent, such 20% figure shall be increased to 25%, or (iii) less than 1.75:1:00, the Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments in any single Industry Classification Group that exceeds 20% of the aggregate Value of all Portfolio Investments in the Collateral Pool shall be 0%;
(d)
if, as of the date of determination, the Relevant Asset Coverage Ratio is (i) greater than or equal to 2.00:1:00, the Advance Rate applicable to that portion of the aggregate Value of the Borrower’s investments in Non-Core Investments shall be 0% to the extent necessary so that no more than 20% of the Borrowing Base is attributable to such Non-Core Investments, (ii) less than 2.00:1:00 and greater than or equal to 1.75:1.00, the Advance Rate applicable to that portion of the aggregate Value of the Borrower’s investments in Non-Core Investments shall be 0% to the extent necessary so that no more than 10% of the Borrowing Base is attributable to such Non-Core Investments or (iii) less than 1.75:1:00, the Advance Rate applicable to that portion of the aggregate Value of the Borrower’s investments in Non-Core Investments shall be 0% to the extent necessary so that no more than 5% of the Borrowing Base is attributable to such Non-Core Investments;
(e)
if, as of the date of determination, the Relevant Asset Coverage Ratio is (i) less than 2.00:1:00 and greater than or equal to 1.75:1.00, the Advance Rate applicable to that

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

portion of the aggregate Value of the Borrower’s investments in Junior Investments and Non-Core Investments shall be 0% to the extent necessary so that no more than 30% of the Borrowing Base is attributable to such Investments or (ii) less than 1.75:1:00, the Advance Rate applicable to that portion of the aggregate Value of the Borrower’s investments in Junior Investments and Non-Core Investments shall be 0% to the extent necessary so that no more than 20% of the Borrowing Base is attributable to such Investments;
(f)
if, as of such date of determination, (i)(A) the Borrowing Base (without giving effect to any adjustment required pursuant to this paragraph (f), the “Gross Borrowing Base”) is less than 1.5 times the Senior Debt Amount and (B) the Relevant Asset Coverage Ratio is less than 2.00:1:00 and greater than or equal to 1.75:1.00, then the Borrowing Base shall be reduced to the extent necessary such that the contribution of Senior Investments may not be less than 60% of the greater of the Covered Debt Amount and the Borrowing Base, (ii)(A) the Gross Borrowing Base is less than 1.5 times the Senior Debt Amount and (B) the Relevant Asset Coverage Ratio is less than 1.75:1.00, then the Borrowing Base shall be reduced to the extent necessary such that the contribution of Senior Investments may not be less than 75% of the greater of the Covered Debt Amount and the Borrowing Base, or (iii)(A) the Gross Borrowing Base is greater than or equal to 1.5 times the Senior Debt Amount and (B) the Relevant Asset Coverage Ratio is less than 1.75:1.00, then the Borrowing Base shall be reduced to the extent necessary such that the contribution of Senior Investments may not be less than 25% of the greater of the Covered Debt Amount and the Borrowing Base; and
(g)
no Participation Interest may be included in the Borrowing Base for more than ninety (90) days.

As used herein, the following terms have the following meanings:

“Advance Rate” means, as to any Portfolio Investment as of any date and subject to adjustment as provided in Sections 5.13(a) through (g), as applicable, and as provided below based on the Relevant Asset Coverage Ratio as of such date, the following percentages with respect to such Portfolio Investment:

Portfolio Investment	Advance Rates
	Relevant Asset Coverage Ratio > 2.00:1.00		2.00:1.00 > Relevant Asset Coverage Ratio ≥ 1.75:1.00		1.75:1.00 > Relevant Asset Coverage Ratio < 1.50:1.00
	Quoted	Unquoted	Quoted	Unquoted	Quoted	Unquoted
Cash, Cash Equivalents and Short-Term U.S. Government Securities	100%	-	100%	-	100%	-
Long-Term U.S. Government Securities	95%	-	95%	-	95%	-

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

Performing Cash Pay First Lien Bank Loans	85%	75%	85%	75%	85%	75%
Performing Cash Pay First Lien Unitranche Bank Loans	85%	75%	80%	70%	75%	65%
Performing Cash Pay First Lien Last Out Bank Loans	80%	70%	75%	65%	70%	60%
Performing Cash Pay Second Lien Bank Loans	75%	65%	70%	60%	65%	55%
Performing Cash Pay High Yield Securities	70%	60%	65%	55%	60%	50%
Performing Cash Pay Mezzanine Investments	65%	55%	60%	50%	55%	45%
Performing Non-Cash Pay Bank Loans	65%	55%	60%	50%	55%	45%
Performing Non-Cash Pay High Yield Securities	60%	50%	55%	45%	50%	40%
Performing Non-Cash Pay Mezzanine Investments	55%	45%	50%	40%	45%	35%
Performing Preferred Equity	55%	45%	50%	40%	45%	35%
Non-Performing First Lien Bank Loans	45%	45%	40%	40%	35%	35%
Non-Performing First Lien Unitranche Bank Loans	45%	45%	40%	40%	35%	35%
Non-Performing First Lien Last Out Bank Loans	40%	35%	35%	30%	30%	25%
Performing DIP Loans	40%	35%	35%	30%	30%	25%
Non-Performing Second Lien Bank Loans	40%	30%	35%	25%	30%	20%
Non-Performing High Yield Securities	30%	30%	25%	25%	20%	20%
Non-Performing Mezzanine Investments	30%	25%	25%	20%	20%	20%
Performing Common Equity	30%	20%	25%	20%	20%	20%
Non-Performing Preferred Equity	0%	0%	0%	0%	0%	0%
Non-Performing Common Equity	0%	0%	0%	0%	0%	0%

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

Structured Finance Obligations and Finance Leases	0%	0%	0%	0%	0%	0%

“Bank Loans” means debt obligations (including term loans, notes, revolving loans, debtor-in-possession financings, the funded and unfunded portion of revolving credit lines and letter of credit facilities and other similar loans and investments including interim loans, bridge loans, and senior subordinated loans) which are generally documented under a loan or credit facility, note purchase agreement or other similar financing arrangement facility (whether or not syndicated).

“Capital Stock” has the meaning assigned to such term in Section 1.01.

“Cash” has the meaning assigned to such term in Section 1.01.

“Cash Equivalents” has the meaning assigned to such term in Section 1.01.

“Cash Pay Bank Loan” means First Lien Bank Loans, First Lien Unitranche Bank Loans, First Lien Last Out Bank Loans and Second Lien Bank Loans as to which, at the time of determination, (x) all of the interest on which is payable not less frequently than semi-annually and for which not less than 2/3rds of the interest (including accretions and “pay-in-kind” interest) for the current period is payable in cash at least semi-annually or (y) if the immediately preceding clause (x) does not apply, (i) if such Bank Loan is a floating rate obligation, cash interest in an amount greater than or equal to 2.0% per annum above the applicable benchmark rate is payable at least semi-annually or (ii) if such Bank Loan is a fixed rate obligation, cash interest in an amount greater than or equal to 5.5% per annum is payable at least semi-annually.

“DIP Loan” means a loan made to a debtor-in-possession pursuant to Section 364 of the Bankruptcy Code having the priority allowed by either 364(c) or 364(d) of the Bankruptcy Code.

“Finance Lease” means any transaction representing the obligation of a lessee to pay rent or other amounts under a lease which is required to be classified and accounted for as a capital lease on the balance sheet of such lessee under GAAP.

“First Lien Bank Loan” means a Bank Loan (other than a DIP Loan) that is entitled to the benefit of a first lien and first priority perfected security interest (subject to any security interest to secure a Superpriority Revolver and other customary encumbrances) on a substantial portion of the assets (subject to customary exceptions) of the respective borrower and guarantors obligated in respect thereof; provided that any First Lien Bank Loan that is also a First Lien Unitranche Bank Loan shall be treated for purposes of determining the applicable Advance Rate as a First Lien Unitranche Bank Loan; provided, further, that any First Lien Bank Loan that is also a First Lien Last Out Bank Loan shall be treated for purposes of determining the applicable Advance Rate as a First Lien Last Out Bank Loan. For the avoidance of doubt, to the extent that, and only for so long as, any Superpriority Revolver exceeds the amount permitted under clause (ii) of the definition thereof, an Obligor’s investment in such applicable Bank Loan shall be treated

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

as a Second Lien Bank Loan for purposes of determining the applicable Advance Rate for such Portfolio Investment under this Agreement.

“First Lien Last Out Bank Loan” means a Bank Loan that is a First Lien Bank Loan, a portion of which is, in effect, subject to debt subordination and superpriority rights of other lenders following an event of default (such portion, a “last out” portion); provided that the aggregate principal amount of the “last out” portion of such Bank Loan is at least 50% of the aggregate principal amount of any “first out” portion of such Bank Loan, provided, further, that the underlying obligor with respect to such Bank Loan shall have a ratio of first lien debt (including the “first out” portion of such Bank Loan, but excluding the “last out” portion of such Bank Loan) to EBITDA that does not exceed 3.25:1.00 and a ratio of aggregate first lien debt (including both the “first out” portion and the “last out” portion of such Bank Loan) to EBITDA that does not exceed 5.25:1.00. An Obligor investment in the “last out” portion of a First Lien Last Out Bank Loan shall be treated as a First Lien Last Out Bank Loan for purposes of determining the applicable Advance Rate for such Portfolio Investment. For the avoidance of doubt, an Obligor’s investment in the portion of such Bank Loan that is not the last out portion (the “first out” portion) shall be treated as a First Lien Bank Loan for purposes of determining the applicable Advance Rate for such Portfolio Investment and an Obligor’s investment in any “last out” portion of a First Lien Bank Loan that does not meet the foregoing criteria shall be treated as a Second Lien Bank Loan.

“First Lien Unitranche Bank Loan” means a First Lien Bank Loan with a ratio of first lien debt to EBITDA that exceeds 5.25:1.00, and where the underlying borrower does not also have a Second Lien Bank Loan outstanding. For the avoidance of doubt, an Obligor’s investment in the portion of such Bank Loan that does not exceed 5.25:1.00 shall be treated as a First Lien Bank Loan for purposes of determining the applicable Advance Rate for such Portfolio Investment.

“Gross Borrowing Base” means, as of any date of determination, the Borrowing Base as of such date without giving effect to any adjustment to the Borrowing Base pursuant to Section 5.13(f).

“High Yield Securities” means debt Securities and Preferred Stock, in each case, (a) issued by public or private issuers, (b) issued pursuant to an effective registration statement or pursuant to Rule 144A or other exemption under the Securities Act (or any successor provision thereunder) and (c) that are not Cash Equivalents, Mezzanine Investments or Bank Loans.

“Junior Investments” means, collectively, Performing Cash Pay High Yield Securities and Performing Cash Pay Mezzanine Investments.

“Long-Term U.S. Government Securities” means U.S. Government Securities maturing more than one year from the applicable date of determination.

“Mezzanine Investments” means (i) debt Securities (including convertible debt Securities (other than the “in-the-money” equity component thereof)) and Preferred Stock, in each case, (a) issued by public or private issuers, (b) issued without registration under the Securities Act, (c) not issued pursuant to Rule 144A under the Securities Act (or any successor provision thereunder), (d) that are not Cash Equivalents and (e) contractually subordinated in right of payment to other debt of the same issuer and (ii) a Bank Loan that is not a First Lien Bank Loan,

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

First Lien Last Out Bank Loan, First Lien Unitranche Bank Loan, Second Lien Bank Loan or a High Yield Security.

“Non-Core Investments” means, collectively, Capital Stock, Preferred Stock, Non-Performing Bank Loans, Non-Performing High Yield Securities, Non-Performing Mezzanine Investments, Performing DIP Loans, Performing Non-Cash Pay Bank Loans, Performing Non-Cash Pay High Yield Securities and Performing Non-Cash Pay Mezzanine Investments.

“Non-Performing Bank Loans” means, collectively, Non-Performing First Lien Bank Loans, Non-Performing First Lien Last Out Bank Loans, Non-Performing First Lien Unitranche Bank Loans and Non-Performing Second Lien Bank Loans.

“Non-Performing Common Equity” means Capital Stock (other than Preferred Stock) and warrants of an issuer having any debt outstanding that is non-Performing.

“Non-Performing First Lien Bank Loans” means First Lien Bank Loans other than Performing Cash Pay First Lien Bank Loans and Performing Non-Cash Pay First Lien Bank Loans.

“Non-Performing First Lien Last Out Bank Loans” means First Lien Last Out Bank Loans other than Performing Cash Pay First Lien Last Out Bank Loans and Performing Non-Cash Pay First Lien Last Out Bank Loans.

“Non-Performing First Lien Unitranche Bank Loans” means First Lien Unitranche Bank Loans other than Performing Cash Pay First Lien Unitranche Bank Loans and Performing Non-Cash Pay First Lien Unitranche Bank Loans.

“Non-Performing High Yield Securities” means High Yield Securities other than Performing Cash Pay High Yield Securities and Performing Non-Cash Pay High Yield Securities.

“Non-Performing Mezzanine Investments” means Mezzanine Investments other than Performing Cash Pay Mezzanine Investments and Performing Non-Cash Pay Mezzanine Investments.

“Non-Performing Preferred Equity” means Preferred Stock other than Performing Preferred Equity.

“Non-Performing Second Lien Bank Loans” means Second Lien Bank Loans other than Performing Cash Pay Second Lien Bank Loans and Performing Non-Cash Pay Second Lien Bank Loans.

“Participation Interest” means a participation interest (excluding any sub-participation interests) in an investment that at the time of acquisition by an Obligor satisfies each of the following criteria: (a) the underlying investment would constitute a Portfolio Investment were it acquired directly by such Obligor, (b) the seller of the participation is an Excluded Asset, (c) the entire purchase price for such participation is paid in full at the time of its acquisition and (d) the participation provides the participant all of the economic benefit and risk of the whole or part of such portfolio investment that is the subject of such participation.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

“Performing” means (a) with respect to any Portfolio Investment that is debt, the issuer of such Portfolio Investment is not, at the time of determination, in default of any payment obligations outstanding with respect to accrued and unpaid interest or principal in respect thereof, after the receipt of any notice and/or the expiration of any applicable grace period and (b) with respect to any Portfolio Investment that is Preferred Stock, the issuer of such Portfolio Investment has not failed to meet any scheduled redemption obligations or to pay its latest declared cash dividend, after the expiration of any applicable grace period.

“Performing Cash Pay First Lien Bank Loans” means First Lien Bank Loans which are Cash Pay Bank Loans and are Performing.

“Performing Cash Pay First Lien Last Out Bank Loans” means First Lien Last Out Bank Loans which are Cash Pay Bank Loans and are Performing

“Performing Cash Pay First Lien Unitranche Bank Loans” means First Lien Unitranche Bank Loans which are Cash Pay Bank Loans and are Performing.

“Performing Cash Pay High Yield Securities” means High Yield Securities (a) as to which, at the time of determination, (x) not less than 2/3rds of the interest (including accretions and “pay-in-kind” interest) for the current monthly, quarterly, semi-annual or annual period (as applicable) is payable in cash or (y) if the immediately preceding clause (x) does not apply, (i) if such High Yield Security is a floating rate obligation, cash interest in an amount greater than or equal to 2.0% per annum above the applicable benchmark rate is payable at least semi-annually or (ii) if such High Yield Security is a fixed rate obligation, cash interest in an amount greater than or equal to 5.5% per annum is payable at least semi-annually and (b) which are Performing.

“Performing Cash Pay Mezzanine Investments” means Mezzanine Investments (a) as to which, at the time of determination, (x) not less than 2/3rds of the interest (including accretions and “pay-in-kind” interest) for the current monthly, quarterly, semi-annual or annual period (as applicable) is payable in cash, or (y) if the immediately preceding clause (x) does not apply, (i) if such Mezzanine Investment is a floating rate obligation, cash interest in an amount greater than or equal to 2.0% per annum above the applicable benchmark rate is payable at least semi-annually or (ii) if such Mezzanine Investment is a fixed rate obligation, cash interest in an amount greater than or equal to 5.5% per annum is payable at least semi-annually and (b) which are Performing.

“Performing Cash Pay Second Lien Bank Loans” means Second Lien Bank Loans which are Cash Pay Bank Loans and are Performing.

“Performing Common Equity” means Capital Stock (other than Preferred Stock) and warrants of an issuer all of whose outstanding debt is Performing.

“Performing DIP Loans” means a DIP Loan that is Performing.

“Performing First Lien Bank Loans” means First Lien Bank Loans which are Cash Pay Bank Loans and are Performing.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

“Performing First Lien Last Out Bank Loans” means First Lien Last Out Bank Loans which are Cash Pay Bank Loans and are Performing

“Performing First Lien Unitranche Bank Loans” means First Lien Unitranche Bank Loans which are Cash Pay Bank Loans and are Performing.

“Performing Non-Cash Pay Bank Loans” means Performing Non-Cash Pay First Lien Bank Loans, Performing Non-Cash Pay First Lien Last Out Bank Loans, Performing Non-Cash Pay First Lien Unitranche Bank Loans and Performing Non-Cash Pay Second Lien Bank Loans.

“Performing Non-Cash Pay First Lien Bank Loans” means First Lien Bank Loans which are not Cash Pay Bank Loans and are Performing.

“Performing Non-Cash Pay First Lien Last Out Bank Loans” means First Lien Last Out Bank Loans which are not Cash Pay Bank Loans and are Performing.

“Performing Non-Cash Pay First Lien Unitranche Bank Loans” means First Lien Unitranche Bank Loans which are not Cash Pay Bank Loans and are Performing.

“Performing Non-Cash Pay High Yield Securities” means Performing High Yield Securities other than Performing Cash Pay High Yield Securities.

“Performing Non-Cash Pay Mezzanine Investments” means Performing Mezzanine Investments other than Performing Cash Pay Mezzanine Investments.

“Performing Non-Cash Pay Second Lien Bank Loans” means Second Lien Bank Loans which are not Cash Pay Bank Loans and are Performing.

“Performing Preferred Equity” means Preferred Stock which is Performing.

“Preferred Stock” means, as applied to the Capital Stock of any Person Capital Stock of such Person of any class or classes (however designated) that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to any shares (or other interests) of other Capital Stock of such Person, and shall include, without limitation, cumulative preferred, non-cumulative preferred, participating preferred and convertible preferred Capital Stock.

“Second Lien Bank Loan” means a Bank Loan (other than a First Lien Bank Loan or a DIP Loan) that is entitled to the benefit of a first and/or second lien and first and/or second priority perfected security interest (subject to customary encumbrances) on a substantial portion of the assets of the respective borrower and guarantors obligated in respect thereof.

“Securities” means common and preferred stock, units and participations, member interests in limited liability companies, partnership interests in partnerships, notes, bonds, debentures, trust receipts and other obligations, instruments or evidences of indebtedness, including debt instruments of public and private issuers and tax-exempt securities (including warrants, rights, put and call options and other options relating thereto, representing rights, or any

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

combination thereof) and other property or interests commonly regarded as securities or any form of interest or participation therein, but not including Bank Loans.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Senior Debt Amount” means, as of any date, the greater of (i) the Covered Debt Amount and (ii) the Combined Debt Amount.

“Senior Investments” means Cash, Cash Equivalents, Short-Term U.S. Government Securities, Long-Term U.S. Government Securities, Performing Cash Pay First Lien Bank Loans, Performing Cash Pay First Lien Unitranche Bank Loans, and Performing Cash Pay First Lien Last Out Bank Loans.

“Short-Term U.S. Government Securities” means U.S. Government Securities maturing within one year of the applicable date of determination.

“Structured Finance Obligation” means any obligation issued by a special purpose vehicle and secured directly by, referenced to, or representing ownership of, a pool of receivables or other financial assets of any obligor, including collateralized debt obligations and mortgaged-backed securities. For the avoidance of doubt, if an obligation satisfies the definition of “Structured Finance Obligation”, such obligation shall not (a) qualify as any other category of Portfolio Investment and (b) be included in the Borrowing Base.

“Superpriority Revolver” means, with respect to any borrower under a Bank Loan, a senior facility (including any “ABL” revolver) for such borrower and/or any of its parents and/or subsidiaries; provided that (a) such Bank Loan has a second-priority lien on the collateral that is subject to the first-priority lien of such senior facility (or a pari passu lien on such collateral), (b) such senior facility is not secured by any other assets (other than a pari passu lien or a second-priority lien on any collateral that is subject to a pari passu lien or a first-priority lien of such Bank Loan) and does not benefit from any standstill rights (other than customary rights) and (c) the maximum outstanding principal amount of such senior facility (i) is not greater than 15% of the aggregate enterprise value of such borrower (as determined at the time of closing of the transaction, and thereafter an enterprise value for such borrower determined in a manner consistent with the valuation methodology applied in the valuation for such borrower as determined by the External Manager (so long as it has the necessary delegated authority) or the Borrower’s board of directors (or the appropriate committee thereof with the necessary delegated authority) in a commercially reasonable manner, including the use of an Approved Third-Party Appraiser in the case of Unquoted Investments) and (ii) is not greater than the lower of (x) 1.0x EBITDA of the borrower under such Bank Loan, and (y) 20% of the outstanding amount of the associated first-priority lien loan.

“U.S. Government Securities” has the meaning assigned to such term in Section 1.01.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

“Value” means, with respect to any Portfolio Investment, the lower of:

(i) the most recent internal market value as determined pursuant to Section 5.12(b)(ii)(C) and

(ii) the most recent external market value as determined pursuant to Sections 5.12(b)(ii)(A) and (B).

ARTICLE VI

NEGATIVE COVENANTS

Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired, been terminated, Cash Collateralized or backstopped and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Lenders that:

SECTION 6.10.
Indebtedness. The Borrower will not, nor will it permit any of the Subsidiary Guarantors to, create, incur, assume or permit to exist any Indebtedness (for clarity, with respect to revolving loan facilities or staged advance loan facilities, “incurrence” shall be deemed to take place only at the time such facility is entered into or the aggregate commitments thereunder are increased or extended and, solely for purposes of satisfying the incurrence tests in this Section 6.01, shall be deemed to be fully drawn with respect to any commitments that have not expired or been terminated and are, subject to the satisfaction of customary credit event conditions, available to be drawn; provided that such commitments shall in no event include (i) any delayed draw portion that has not yet been funded (which delayed draw portion shall be “incurred” when funded) or (ii) any accordion capacity that has not yet been exercised), except:
(a)
Indebtedness created hereunder or under any other Loan Document;
(b)
Secured Longer-Term Indebtedness and Unsecured Longer-Term Indebtedness so long as, after giving effect to any Concurrent Transaction, (i) at the time of incurrence thereof, the aggregate amount of such Secured Longer-Term Indebtedness and Unsecured Longer-Term Indebtedness, taken together with other then-outstanding Indebtedness that constitutes senior securities (immediately after giving effect to its incurrence), does not exceed the amount required to comply with the provisions of Sections 6.07(b), (ii) no Specified Default or Event of Default shall have occurred and be continuing after giving effect to the incurrence thereof, and (iii) immediately after giving effect to the incurrence of any Secured Longer-Term Indebtedness or Unsecured Longer-Term Indebtedness, the Covered Debt Amount does not or would not exceed the Borrowing Base then in effect;
(c)
Other Permitted Indebtedness;
(d)
Guarantees of Indebtedness of any Obligor otherwise permitted under this Section 6.01;

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

(e)
(i) Indebtedness of the Borrower to or from any other Obligor, (ii) Indebtedness of an Obligor to or from another Obligor or (iii) Indebtedness of the Borrower or any other Obligor to a Financing Subsidiary or a Permitted CLO Issuer to the extent a court determines a transfer of assets from such Obligor to such Financing Subsidiary or Permitted CLO Issuer did not constitute a true sale; provided, that with respect to this clause (iii), the holders of such Indebtedness have recourse only to the assets purported to be transferred to such Financing Subsidiary or Permitted CLO Issuer and to no other assets of the Obligors in connection with such Indebtedness;
(f)
the Existing Notes;
(g)
(i) repurchase obligations arising in the ordinary course of business with respect to U.S. Government Securities and (ii) Contingent Secured Indebtedness in an aggregate principal amount not exceeding $100,000,000 at any one time outstanding so long as, in the case of this clause (ii), immediately after giving effect to the incurrence of such Contingent Secured Indebtedness and any Concurrent Transaction, (w) no Specified Default or Event of Default shall have occurred and be continuing, (x) the Borrower is in pro forma compliance with Sections 6.07(b), (y) the Covered Debt Amount does not or would not exceed the Borrowing Base and (z) no Contingent Borrowing Base Deficiency shall have occurred and be continuing;
(h)
obligations payable to clearing agencies, brokers or dealers in connection with the purchase or sale of securities in the ordinary course of business;
(i)
Secured Shorter-Term Indebtedness not exceeding the greater of (A) $20,000,000 and (B) 5% of Shareholders’ Equity, (measured at the time of incurrence), so long as, after giving effect to any Concurrent Transaction, (i) no Specified Default or Event of Default shall have occurred and be continuing after giving effect to the incurrence thereof, (ii) the aggregate principal amount of such Indebtedness (determined at the time of incurrence of such Indebtedness), taken together with other then-outstanding Indebtedness that constitutes senior securities (immediately after giving effect to its incurrence), does not exceed the amount required to comply with the provisions of Sections 6.07(b), (iii) immediately after giving effect to the incurrence of any such Indebtedness, the Covered Debt Amount does not or would not exceed the Borrowing Base then in effect, and (iv) solely to the extent that such Indebtedness constitutes Contingent Secured Indebtedness, no Contingent Borrowing Base Deficiency shall have occurred and be continuing;
(j)
obligations (including Guarantees) in respect of Standard Securitization Undertakings (other than SPE Subsidiary Recourse Obligations);
(k)
Permitted SBIC Guarantees and any SBIC Equity Commitment or analogous commitment;
(l)
obligations with respect to Designated Swaps permitted under Section 6.04(k);
(m)
Unsecured Shorter-Term Indebtedness (other than Special Unsecured Indebtedness that would otherwise constitute Unsecured Shorter-Term Indebtedness) so long as,

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

after giving effect to any Concurrent Transaction, (i) no Specified Default or Event of Default shall have occurred and be continuing after giving effect to the incurrence thereof, (ii) the aggregate principal amount of such Indebtedness (determined at the time of the incurrence of such Indebtedness) does not exceed $350,000,000, (iii) the aggregate principal amount of such Indebtedness (determined at the time of the incurrence of such Indebtedness), taken together with then-outstanding Special Unsecured Indebtedness incurred pursuant to Section 6.01(n), does not exceed $700,000,000, (iv) the aggregate principal amount of such Indebtedness, taken together with other then-outstanding Indebtedness that constitutes senior securities, does not exceed the amount required to comply with the provisions of Section 6.07(b), and (v) immediately after giving effect to the incurrence of any such Indebtedness, the Covered Debt Amount does not or would not exceed the Borrowing Base then in effect;
(n)
Special Unsecured Indebtedness so long as, after giving effect to any Concurrent Transaction, (i) no Specified Default or Event of Default shall have occurred and be continuing after giving effect to the incurrence thereof, (ii) the aggregate principal amount of such Indebtedness (determined at the time of the incurrence of such Indebtedness), taken together with then-outstanding Unsecured Shorter-Term Indebtedness incurred pursuant to Section 6.01(m), does not exceed $700,000,000, (iii) the aggregate principal amount of such Indebtedness, taken together with other then-outstanding Indebtedness that constitutes senior securities (immediately after giving effect to its incurrence), does not exceed the amount required to comply with the provisions of Section 6.07(b), and (iv) immediately after giving effect to the incurrence of any such Indebtedness, the Covered Debt Amount does not or would not exceed the Borrowing Base then in effect;
(o)
other Indebtedness (which may include, for the avoidance of doubt, SPE Subsidiary Recourse Obligations) in an aggregate outstanding principal amount not to exceed the greater of (i) $50,000,000 and (ii) 5% of Shareholders’ Equity (measured at the time of incurrence) at any one time outstanding; and
(p)
other Indebtedness arising pursuant to the BCSF Advisors Loan Agreement in an aggregate outstanding principal amount not to exceed $50,000,000 at any one time outstanding.
SECTION 6.11.
Liens. The Borrower will not, nor will it permit any of the Subsidiary Guarantors to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof (which, for the avoidance of doubt, shall not include participations in Investments to the extent that the portion of such Investment represented by such participation is not treated as a Portfolio Investment), except:
(a)
any Lien on any property or asset of the Borrower or any Subsidiary Guarantor existing on the Effective Date and set forth in Part B of Schedule 3.11 and any extensions, renewals and replacements thereof; provided that, (i) no such Lien shall extend to any other property or asset of the Borrower or any of the Subsidiary Guarantors other than (x) after-acquired property that is affixed or incorporated into the property descriptions covered by such Lien as of the Effective Date and (y) proceeds and products thereof, accessions, replacements or additions thereto and improvements thereon, and (ii) any such Lien shall secure only those

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

obligations which it secures on the Effective Date and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof or are otherwise permitted by Section 6.01;
(b)
Liens created pursuant to this Agreement (including Section 2.19) or any of the Security Documents (including Liens in favor of the Designated Indebtedness Holders (as defined in the Guarantee and Security Agreement));
(c)
Liens on Special Equity Interests included in the Investments of the Borrower but only to the extent securing obligations in the manner provided in the definition of “Special Equity Interests” in Section 1.01;
(d)
Liens securing Indebtedness or other obligations (other than Contingent Secured Indebtedness) in an aggregate outstanding principal amount not exceeding the greater of (i) $50,000,000 and (ii) 5% of Shareholders’ Equity (measured at the time of incurrence) at any one time outstanding (which may cover Portfolio Investments, but only to the extent released from, or otherwise not covered by, the Lien in favor of the Collateral Agent pursuant to Section 10.03 of the Guarantee and Security Agreement), so long as at the time of incurrence of such Indebtedness or other obligations, the aggregate outstanding principal amount of Indebtedness permitted under clauses (a), (b), (i), (m) and (n) of Section 6.01, does not exceed the lesser of (i) the Borrowing Base and (ii) the amount required to comply with the provisions of Section 6.07(c);
(e)
Permitted Liens;
(f)
Liens on (x) Equity Interests in any SBIC Subsidiary created in favor of the SBA or its designee (y) Equity Interests in any SPE Subsidiary in favor of and required by any lender providing third-party financing to such SPE Subsidiary and (z) the direct ownership or economic interests, of any Obligor in an Excluded Asset to secure obligations owed to a creditor of such Excluded Asset;
(g)
Liens created by posting of cash collateral in connection with (i) Hedging Agreements permitted under Section 6.04(c) and (ii) Designated Swaps permitted under Section 6.04(k) so long, in the case of this clause (g)(ii) the Covered Debt Amount does not exceed the Borrowing Base immediately prior to the granting of such Lien and either (x) the amount by which the Borrowing Base exceeds the Covered Debt Amount immediately prior to the granting of any such Lien under this clause (g)(ii) is not diminished as a result of the granting of such Lien or (y) the Borrowing Base immediately after giving effect to the granting of any such Lien under this clause (g)(ii) is at least 110% of the Covered Debt Amount; and
(h)
(i) Liens on assets not constituting Collateral securing Indebtedness permitted under Sections 6.01(g)(i) and (ii) Liens on Investments subject to a repurchase obligation permitted under Section 6.01(g)(ii), 6.01(i) or otherwise solely to the extent such Lien only covers (A) such Investments that are subject to the repurchase obligation on the date such obligation was incurred under Section 6.01(g)(ii) or 6.01(i) or (B) such other Investments (which, in the case of any Investments that secure Contingent Secured Indebtedness, are permitted to secure Contingent Secured Indebtedness pursuant to the definition thereof) so long as immediately after giving effect to the granting of such Lien on such other Investments and any Concurrent Transaction, (x) no

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

Specified Default or Event of Default shall have occurred and be continuing, (y) the Covered Debt Amount does not exceed the Borrowing Base and (z) solely to the extent that such Liens secure Contingent Secured Indebtedness, no Contingent Borrowing Base Deficiency shall have occurred and be continuing).
SECTION 6.12.
Fundamental Changes. The Borrower will not, nor will it permit any of the Subsidiary Guarantors to, enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve or divide itself (or suffer any liquidation, dissolution or division). The Borrower will not, nor will it permit any of the Subsidiary Guarantors to, acquire any business or property from, or Capital Stock of, or be a party to any acquisition of, any Person, except for purchases or acquisitions of Investments and other assets in the normal course of the day-to-day business activities of the Borrower and its Subsidiaries and not in violation of the terms and conditions of this Agreement or any other Loan Document. The Borrower will not, nor will it permit any of the Subsidiary Guarantors to, convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, any part of its assets, whether now owned or hereafter acquired, but excluding (i) any transaction permitted under Section 6.05 or 6.12; and (ii) assets (other than Investments) sold or disposed of in the ordinary course of business (including to make expenditures of cash and Cash Equivalents in the normal course of the day-to-day business activities of the Borrower and its Subsidiaries).

Notwithstanding the foregoing provisions of this Section 6.03:

(a)
any Subsidiary Guarantor may be merged or consolidated with or into the Borrower or any other Subsidiary Guarantor; provided that if any such transaction shall be between a Subsidiary Guarantor and a wholly owned Subsidiary Guarantor, the wholly owned Subsidiary Guarantor shall be the continuing or surviving entity;
(b)
any Subsidiary Guarantor may sell, lease, transfer (including a deemed transfer resulting from a division or plan of division) or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Borrower or any wholly owned Subsidiary Guarantor;
(c)
the Capital Stock of any Subsidiary of the Borrower may be sold, transferred (including a deemed transfer resulting from a division or plan of division) or otherwise disposed of (including by way of consolidation or merger) (i) to the Borrower or any wholly owned Subsidiary Guarantor of the Borrower or (ii) so long as such transaction results in an Obligor receiving the proceeds of such disposition, to any other Person provided that in the case of this clause (ii), (x) if such Person is an Affiliate of the Borrower that is not an Obligor, such transaction shall be at prices and on terms and conditions, taken as a whole, not materially less favorable to such Obligor other than in good faith is believed to be obtained on an arm’s-length basis from unrelated third parties, and (y) if such Subsidiary is a Subsidiary Guarantor or holds any Portfolio Investments, the Borrower would not have been prohibited from disposing of all such Portfolio Investments and all other assets of such Subsidiary in one transaction to such other Person under any other term of this Agreement;
(d)
the Obligors may sell, transfer (including a deemed transfer resulting from a division or plan of division) or otherwise Dispose of Investments (other than to an Immaterial

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

Subsidiary, Joint Venture Subsidiary, Foreign Subsidiary, Financing Subsidiary or Excluded Asset) so long as after giving effect to such sale, transfer or other disposition (and any Concurrent Transaction) (x) the Covered Debt Amount does not exceed the Borrowing Base or (y) if such sale, transfer or other disposition is made pursuant to, and in accordance with, a plan submitted and accepted in accordance with clause (e) of Article VII or, if the Administrative Agent otherwise consents in writing, the amount by which the Covered Debt Amount exceeds the Borrowing Base is reduced thereby;
(e)
the Obligors may sell, transfer (including a deemed transfer resulting from a division or plan of division) or otherwise Dispose of Investments to an Immaterial Subsidiary, Joint Venture Subsidiary, Foreign Subsidiary, Financing Subsidiary or Excluded Asset so long as (i) after giving effect to such sale, transfer or other disposition (and any Concurrent Transaction) the Covered Debt Amount does not exceed the Borrowing Base and the Borrower delivers to the Administrative Agent a certificate of a Financial Officer to such effect and (ii) either (x) the amount by which the Borrowing Base exceeds the Covered Debt Amount immediately prior to such sale, transfer or other disposition is not diminished as a result of such sale, transfer or other disposition or (y) the Adjusted Gross Borrowing Base immediately after giving effect to such sale, transfer or other disposition is at least 110% of the Covered Debt Amount; provided that, for the purposes of this clause (ii) and in connection with the organization of any CLO Security, the Borrowing Base, Adjusted Gross Borrowing Base and the Covered Debt Amount, as applicable, shall be tested as of the pricing date for such CLO Security;
(f)
the Borrower may merge or consolidate with, or acquire all or substantially all of the assets of, any other Person (including any Subsidiary Guarantor) so long as (i) the Borrower is the continuing or surviving entity in such transaction and (ii) at the time thereof and after giving effect thereto and any Concurrent Transaction, no Specified Default or Event of Default shall have occurred or be continuing; provided that, in no event shall the Borrower enter in any transaction of merger or consolidation or amalgamation, or effect any internal reorganization, if the surviving entity would be organized under any jurisdiction other than a jurisdiction of the United States;
(g)
the Borrower and each of the Subsidiary Guarantors may sell, lease, transfer (including a deemed transfer resulting from a division or plan of division) or otherwise dispose of equipment or other property or assets that do not consist of Investments so long as the aggregate amount of all such sales, leases, transfer and dispositions does not exceed $5,000,000 in any fiscal year;
(h)
the Obligors may transfer assets to an Excluded Asset or a Financing Subsidiary for the sole purpose of facilitating the transfer of assets (x) from one Excluded Asset or Financing Subsidiary (or a Subsidiary that was an Excluded Asset or a Financing Subsidiary immediately prior to such disposition) to another Excluded Asset or Financing Subsidiary, directly or indirectly through such Obligor (such assets, the “Transferred Assets”); provided that (i) no Event of Default exists and is continuing at such time, (ii) immediately after giving effect to such transfer and any Concurrent Transaction, the Covered Debt Amount shall not exceed the Borrowing Base at such time, (iii) the Transferred Assets were transferred to such Obligor by the transferor Financing Subsidiary on the same Business Day that such assets are transferred by such

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

Obligor to the transferee Excluded Asset or Financing Subsidiary and (iv) following such transfer such Obligor has no liability, actual or contingent, with respect to the Transferred Assets other than Standard Securitization Undertakings and Permitted SBIC Guarantees not prohibited by Section 6.01 (for the avoidance of doubt, in determining for the purposes of this Agreement whether any Obligor has received Net Cash Proceeds in respect of any transaction involving a Transferred Asset, the transfer of such Transferred Asset to and from such Obligor shall be deemed to be a single transaction) and (y) in connection with a Back-to-Back Transaction; and
(i)
the Borrower may dissolve or liquidate any Subsidiary Guarantor so long as in connection with such dissolution or liquidation, any and all of the assets of such Subsidiary Guarantor shall be distributed or otherwise transferred to an Obligor.
SECTION 6.13.
Investments. The Borrower will not, nor will it permit any of the Subsidiary Guarantors to, acquire, make or enter into, or hold, any Investments except:
(a)
operating deposit accounts with banks;
(b)
Investments by the Borrower and the Subsidiary Guarantors in the Borrower and the Subsidiary Guarantors;
(c)
Hedging Agreements entered into in the ordinary course of any Obligor’s financial planning and not for speculative purposes;
(d)
Any Investments (excluding Hedging Agreements, Designated Swaps and Investments in Foreign Subsidiaries, Joint Venture Subsidiaries and Immaterial Subsidiaries) held by the Obligors in their asset portfolio to the extent such Investments are permitted under the Investment Company Act and the Borrower’s Investment Policies; provided that, if such Investment is not included in the Collateral Pool (other than Portfolio Investments (but excluding Cash or Cash Equivalents) exchanged for Portfolio Investments made or received in connection with or as a result of a workout or restructuring), then, immediately after giving effect to such Investment and any Concurrent Transaction, (i) the Covered Debt Amount shall not exceed the Borrowing Base and (ii) if cash or other assets are being contributed or invested in such Investment or used to acquire any interest in such Investment that is not included in the Collateral Pool (including, for the avoidance of doubt, any Investment in any Financing Subsidiary or Excluded Asset), either (1) the amount of any excess availability under the Borrowing Base immediately prior to such Investment is not diminished as a result of such Investment or (2) the Adjusted Gross Borrowing Base immediately after giving effect to such Investment is at least 110% of the Covered Debt Amount;
(e)
Investments in Foreign Subsidiaries, Joint Venture Subsidiaries and Immaterial Subsidiaries so long as, after giving effect to such Investment (and any Concurrent Transaction), (x) the Covered Debt Amount does not exceed the Borrowing Base immediately after giving effect to such Investment and (y) either (A) the amount by which the Borrowing Base exceeds the Covered Debt Amount immediately prior to such Investment (or, if earlier, a commitment to make such Investment) is not diminished as a result of such Investment or (B) the Adjusted Gross Borrowing Base immediately after giving effect to such Investment is at least 110% of the Covered Debt Amount;

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

(f)
additional Investments up to but not exceeding $25,000,000 in the aggregate at any time outstanding;
(g)
Investments in Cash and Cash Equivalents;
(h)
Investments described on Schedule 3.12(b);
(i)
Investments in the form of Guarantees permitted pursuant to Section 6.01;
(j)
Joint Venture Investments (excluding Joint Venture Subsidiaries) to the extent that such Joint Venture Investments are permitted under the Investment Company Act and the Borrower’s Investment Policies as in effect as of the date such Joint Venture Investments are acquired; provided that, no Obligor shall be permitted to make an Investment in a Joint Venture Investment that is a Non-Performing Joint Venture Investment under this Section 6.04 unless, after giving effect to such Investment (and any Concurrent Transaction), the Covered Debt Amount does not exceed the Borrowing Base;
(k)
Investments constituting Designated Swaps with an aggregate notional amount not to exceed 3% of the Borrower’s total assets;
(l)
for the avoidance of a doubt, Investments by a Financing Subsidiary;
(m)
Investments in any Retention Holder to the extent reasonably required to comply with U.S. risk retention rules; provided that no Investment shall be made under this clause (l) unless (i) no Event of Default exists and (ii) both before and after giving effect to such Investment, the Covered Debt Amount does not exceed the Borrowing Base; and
(n)
Investments permitted under Section 6.03.

For purposes of clause (f) of this Section 6.04, the aggregate amount of an Investment at any time shall be deemed to be equal to (A) the aggregate amount of cash, together with the aggregate fair market value of property, loaned, advanced (including posted as margin under any Designated Swap), contributed, transferred or otherwise invested that gives rise to such Investment minus (B) the aggregate amount of the Return of Capital and dividends, distributions or other payments received in cash in respect of such Investment and the values (valued in accordance with Section 5.12(b)) of other Investments received in respect of such Investment; provided that, in no event shall the aggregate amount of such Investment be deemed to be less than zero; the amount of an Investment shall not in any event be reduced by reason of any write-off of such Investment nor increased by any increase in the amount of earnings retained in the Person in which such Investment is made that have not been dividended, distributed or otherwise paid out.

SECTION 6.14.
Restricted Payments. The Borrower will not, nor will it permit any of the Subsidiary Guarantors to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except that the Borrower may declare and pay:
(a)
dividends with respect to the Capital Stock of the Borrower payable solely in additional shares of the Borrower’s stock, which may include a combination of cash and stock;

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

provided that, such cash dividend would otherwise be permitted pursuant to another clause of this Section 6.05;
(b)
dividends and distributions in either case in cash or other property (excluding for this purpose the Borrower’s common stock which, for the avoidance of doubt, will be permitted without restriction) in or with respect to any taxable year (or any calendar year, as relevant) of the Borrower in amounts not to exceed 110% of the higher of (x) the net investment income of the Borrower for the applicable year determined in accordance with GAAP and as specified in the annual financial statements most recently delivered pursuant to Section 5.01(a) and (y) the amount that is estimated in good faith to allow the Borrower (i) to satisfy the minimum distribution requirements imposed by Section 852(a) of the Code (or any successor thereto) to maintain the Borrower’s eligibility to be taxed as a RIC for any such taxable year, (ii) to reduce to zero (0) for any such taxable year its liability for federal income taxes imposed on (A) its investment company taxable income pursuant to Section 852(b)(1) of the Code (or any successor thereto), and (B) its net capital gain pursuant to Section 852(b)(3) of the Code (or any successor thereto), and (iii) to avoid federal excise taxes for such taxable year (or for the previous taxable year) imposed by Section 4982 of the Code (or any successor thereto); and
(c)
other Restricted Payments so long as on the date of such other Restricted Payment and after giving effect thereto and to any Concurrent Transaction, (i) the Covered Debt Amount does not exceed 90% of the Adjusted Gross Borrowing Base, (ii) the Covered Debt Amount does not exceed the Borrowing Base, and (iii) no Specified Default or Event of Default shall have occurred and be continuing or would result therefrom.

Nothing herein shall be deemed to prohibit the payment of Restricted Payments by any Subsidiary of the Borrower to the Borrower or to any other Subsidiary Guarantor.

SECTION 6.15.
Certain Restrictions on Subsidiaries. The Borrower will not permit any of its Subsidiaries (other than Financing Subsidiaries, Foreign Subsidiaries or any Excluded Asset with respect to its assets) to enter into or suffer to exist any indenture, agreement, instrument or other arrangement (other than the Loan Documents) that prohibits or restrains, in each case in any material respect, or imposes materially adverse conditions upon, the incurrence or payment of Indebtedness, the declaration or payment of dividends, the making of loans, advances, guarantees or Investments or the sale, assignment, transfer or other disposition of property to the Borrower by any Subsidiary Guarantor (other than a Financing Subsidiary or Foreign Subsidiary); provided that, the foregoing shall not apply to (i) indentures, agreements, instruments or other arrangements pertaining to other Indebtedness permitted hereby (provided that, such restrictions would not adversely affect the exercise of rights or remedies of the Administrative Agent or the Lenders hereunder with respect to the Collateral or under the Security Documents or restrict any Subsidiary Guarantor with respect to the Collateral in any manner from performing its obligations under the Loan Documents) and (ii) indentures, agreements, instruments or other arrangements pertaining to any lease, sale or other disposition of any asset not prohibited by this Agreement or any Lien not prohibited by this Agreement on such asset so long as the applicable restrictions only apply to the assets subject to such lease, sale, other disposition or Lien.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

SECTION 6.16.
Certain Financial Covenants.
(a)
Minimum Shareholders’ Equity. The Borrower will not permit Shareholders’ Equity at the last day of any fiscal quarter of the Borrower to be less than $742,630,200 plus 50% of the net cash proceeds of the sale of Equity Interests by the Borrower and its Subsidiaries after the Effective Date (other than proceeds of (x) sales of Equity Interests by and among the Borrower and its Subsidiaries or (y) any distribution or dividend reinvestment plan).
(b)
Asset Coverage Ratio. The Borrower will not permit the Asset Coverage Ratio at the last day of any fiscal quarter of the Borrower to be less than 150%.
SECTION 6.17.
Transactions with Affiliates. The Borrower will not, and will not permit any of its Subsidiaries (other than Financing Subsidiaries) to enter into any transactions with any of its Affiliates, even if otherwise permitted under this Agreement, except (a) transactions at prices and on terms and conditions, taken as a whole, not materially less favorable to the Borrower or such Subsidiary other than in good faith is believed to be obtained on an arm’s-length basis from unrelated third parties; (b) transactions between or among the Borrower and its Subsidiaries not involving any other Affiliate; (c) Restricted Payments permitted by Section 6.05; (d) the transactions provided in the Affiliate Agreements; (e) transactions described on Schedule 6.08 hereto (as amended, supplemented, restated or otherwise modified by notice from the Borrower to the Administrative Agent so long as (x) in the aggregate, payments by the Borrower and its Subsidiaries are not materially increased, or (y) such amendment, supplement, restatement or other modification is not materially adverse to the Lenders); (f) any Investment that results in the creation of an Affiliate; (g) transactions between or among the Obligors and any SBIC Subsidiary or any “downstream affiliate” (as such term is used under the rules promulgated under the Investment Company Act) company of an Obligor at prices and on terms and conditions, taken as a whole, not materially less favorable to the Obligors than in good faith is believed could be obtained at the time on an arm’s-length basis from unrelated third parties; (h) the Borrower may issue and sell Equity Interests to its Affiliates; (i) transactions with one or more Affiliates (including co-investments) permitted by an exemptive order granted by the SEC (as may be amended from time to time), any no action letter or as otherwise permitted by applicable law, rule or regulation and SEC staff interpretations thereof; (j) transactions between a Subsidiary that is not an Obligor and an Affiliate thereof that is not an Obligor; (k) transactions and documents governing transactions permitted under Section 6.03; (l) transactions approved by a majority of the independent members of the board of directors of the Borrower; (m) the payment of reasonable fees to, and indemnities and director’s and officer’s insurance provided for the benefit of, directors, managers and officers of the External Manager, the Borrower or any Subsidiary in the ordinary course of business; (n) transactions with or among any Portfolio Investment to the extent not otherwise prohibited hereunder; (o) employment, severance, indemnification or compensation plan, agreement or arrangement and the payment of compensation (including bonuses) and any similar plans, agreements, arrangements or payments; (p) provision of benefits (including retirement, health, equity and other benefits plans) and indemnification to officers, directors, employees and consultants and all like and similar arrangements; (q) transactions between or among the Obligors and any Excluded Asset (i) arising from, in connection with or related to Standard Securitization Undertakings; and (ii) arising from, in connection with or related to

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

Back-to-Back Transactions to the extent not otherwise prohibited hereunder; and (r) under or related to the BCSF Advisors Loan Agreement and not prohibited hereunder.
SECTION 6.18.
Lines of Business. The Borrower will not, nor will it permit any other Obligors to, engage to any material extent in any business in a manner that would violate its Investment Policies. The Borrower will not, nor will it permit any of its Subsidiaries to amend, modify, supplement or waive in any material respect the Investment Policies (other than a Permitted Policy Amendment).
SECTION 6.19.
No Further Negative Pledge. The Borrower will not, and will not permit any of the Subsidiary Guarantors to, enter into any agreement, instrument, deed or lease which prohibits or limits in any material respect the ability of any Obligor to create, incur, assume or suffer to exist any Lien upon any of its properties, assets or revenues, whether now owned or hereafter acquired, or which requires the grant of any security for an obligation if security is granted for another obligation, except the following: (a) this Agreement, the other Loan Documents and documents with respect to Indebtedness permitted under Section 6.01(b), (i), (m) or (n) or the Existing Notes; (b) covenants in documents creating Liens permitted by Section 6.02 (including covenants with respect to the Designated Obligations or Designated Indebtedness Holders under (and, in each case, as defined in) the Security Documents) prohibiting further Liens on the assets encumbered thereby; (c) (i) customary restrictions contained in leases, subleases, licenses or asset sale agreements otherwise not prohibited hereby so long as such restrictions relate solely to the assets subject thereto, (ii) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Borrower or any of its Subsidiaries, (iii) customary provisions restricting assignment of any agreement entered into in the ordinary course of business, (iv) customary provisions restricting the creation of Liens on assets subject to any asset sale permitted under Section 6.03 or (v) customary provisions for the transfer of an asset pending the close of the sale of such asset; (d) any such agreement with a financier to an Excluded Asset that imposes such restrictions only on ownership and economic interests in such Excluded Asset; (e) any such agreement that imposes restrictions on investments or other interests in Financing Subsidiaries or Foreign Subsidiaries (but no other assets of any Obligor); (f) any such agreement that imposes restrictions on Liens in Joint Venture Investments (solely to the extent such restrictions relate to Joint Venture Investments); (g) any other agreement that does not restrict in any manner (directly or indirectly) Liens created pursuant to the Loan Documents on any Collateral securing the “Secured Obligations” under and as defined in the Guarantee and Security Agreement and does not require (other than pursuant to a grant of a Lien under the Loan Documents) the direct or indirect granting of any Lien securing any Indebtedness or other obligation (other than such “Secured Obligations”) by virtue of the granting of Liens on or pledge of property of any Obligor to secure the Loans or any Hedging Agreement; (h) for the avoidance of doubt, any such document, agreement or instrument that imposes customary restrictions on any Equity Interests or Portfolio Investments; and (i) the underlying governing agreements of any minority equity interest that impose such restrictions only on such equity interests.
SECTION 6.20.
Modifications of Longer-Term Indebtedness Documents. The Borrower will not, and will not permit any other Obligor to, consent to any modification, supplement or waiver of:

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

(a)
any of the provisions of any agreement, instrument or other document evidencing or relating to any Secured Longer-Term Indebtedness or Unsecured Longer-Term Indebtedness that would result in such Indebtedness not meeting the requirements of the definition of “Secured Longer-Term Secured Indebtedness” and “Unsecured Longer-Term Indebtedness”, as applicable, set forth in Section 1.01 of this Agreement, unless (i) in the case of Secured Longer Term Indebtedness, such Indebtedness would have been permitted to be incurred as Secured Shorter-Term Indebtedness at the time of such modification, supplement or waiver and the Borrower so designates such Indebtedness as “Secured Shorter-Term Indebtedness” (whereupon such Indebtedness shall be deemed to constitute “Secured Shorter-Term Indebtedness” for all purposes of this Agreement) and (ii) in the case of Unsecured Longer-Term Indebtedness, such Indebtedness would have been permitted to be incurred as Unsecured Shorter-Term Indebtedness at the time of such modification, supplement or waiver and the Borrower so designates such Indebtedness as “Unsecured Shorter-Term Indebtedness” (whereupon such Indebtedness shall be deemed to constitute “Unsecured Shorter-Term Indebtedness” for all purposes of this Agreement);
(b)
any of the Affiliate Agreements (other than the BCSF Investment Advisory Agreement), unless such modification, supplement or waiver is not materially less favorable to the Borrower than could be obtained on an arm’s-length basis from unrelated third parties, in each case, without the prior consent of the Administrative Agent (with the approval of the Required Lenders); or
(c)
the BCSF Advisors Loan Agreement, unless such modification, supplement or waiver is not material and adverse to the interests and rights of the Administrative Agent, the Collateral Agent, the Issuing Banks or the Lenders hereunder.
SECTION 6.21.
Payments of Longer-Term Indebtedness. The Borrower will not, nor will it permit any of the Subsidiary Guarantors to, purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for the purchase, redemption, retirement or other acquisition of or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, any Secured Longer-Term Indebtedness, Unsecured Longer-Term Indebtedness or Special Unsecured Indebtedness or any other Indebtedness not included in the Covered Debt Amount (other than the refinancing of Secured Longer-Term Indebtedness, Unsecured Longer-Term Indebtedness or Special Unsecured Indebtedness or such other Indebtedness with Indebtedness permitted under Section 6.01), except for:
(a)
regularly scheduled payments, prepayments or redemptions of principal and interest in respect thereof required pursuant to the instruments evidencing such Indebtedness and the payment when due of the types of fees and expenses that are customarily paid in connection with such Indebtedness (it being understood that: (w) the conversion features into Permitted Equity Interests under Permitted Convertible Indebtedness; (x) the triggering of such conversion and/or settlement thereof solely with Permitted Equity Interests; (y) any cash payment on account of interest or expenses or fractional shares on such Permitted Convertible Indebtedness (or any cash payment on account of fractional shares issued upon conversion provisions of such Permitted Convertible Indebtedness) made by the Borrower or any of its Subsidiaries in respect of such triggering and/or settlement thereof shall be permitted under this clause (a); and (z) any customary

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

mandatory prepayment provisions required by the terms thereof, shall be permitted under this clause (a));
(b)
any payment, prepayment or redemption that, if it were deemed to be a Restricted Payment for purposes of Section 6.05, would be permitted to be made pursuant to the provisions set forth in Section 6.05(c);
(c)
voluntary payments or prepayments of Secured Longer-Term Indebtedness, so long as both before and after giving effect to such voluntary payment or prepayment, and upon giving pro forma effect thereto and to any Concurrent Transaction, (i) the Borrower is in pro forma compliance with the financial covenants set forth in Section 6.07 and (ii) no Default shall exist or be continuing;
(d)
mandatory payments, required prepayments or mandatory redemptions of any Unsecured Longer-Term Indebtedness or Special Unsecured Indebtedness in Cash (including any cash payment elected to be paid in connection with the settlement by the Borrower of any conversion at the option of any holder of such convertible notes pursuant to the conversion features thereunder), so long as both before and after giving effect to such payment, prepayment or redemption, and upon giving pro forma effect thereto and to any Concurrent Transaction, (i) no Event of Default shall exist or be continuing and (ii) the Covered Debt Amount does not exceed the Borrowing Base; and
(e)
payments or prepayments of Secured Longer-Term Indebtedness, Unsecured Longer-Term Indebtedness, Special Unsecured Indebtedness or Contingent Secured Indebtedness solely from the proceeds of any issuance of Equity Interests in excess of the amount, if any, that is required to be used for required amortization under this Agreement after the Commitment Termination Date.

Notwithstanding anything herein to the contrary, in no event shall any Obligor be permitted to prepay or settle (whether as a result of a mandatory redemption, conversion or otherwise) any such Indebtedness if, immediately after giving effect thereto and any Concurrent Transaction, the Covered Debt Amount would exceed the Borrowing Base.

SECTION 6.22.
Accounting Changes. The Borrower will not, nor will it permit any of its Subsidiaries to, make any change in (a) accounting policies or reporting practices, except as permitted under GAAP or required by law or rule or regulation of any Governmental Authority, or (b) its fiscal year.
SECTION 6.23.
SBIC Guarantee. The Borrower will not, nor will it permit any of its Subsidiaries to, cause or permit the occurrence of any event or condition that would result in any recourse to any Obligor under any Permitted SBIC Guarantee.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

ARTICLE VII

EVENTS OF DEFAULT

If any of the following events (each, an “Event of Default”) shall occur and be continuing:

(a)
the Borrower shall (i) fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise (including, for the avoidance of doubt, any failure to pay all principal on the Loans in full on the Final Maturity Date) or (ii) fail to deposit any amount into the Letter of Credit Collateral Account as required by Section 2.09(a) on the Commitment Termination Date;
(b)
the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article VII) payable under this Agreement or under any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three (3) or more Business Days;
(c)
any representation, warranty or certification made or deemed made by or on behalf of the Borrower or any of its Subsidiaries in or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof, shall prove to have been incorrect when made or deemed made in any material respect as of the date on which such representation or warranty is made or deemed made, or when furnished, and if susceptible to cure, the failure of such representation or warranty to be true and accurate in any material respects, or the adverse effect of the failure of such representation or warranty shall not have been cured within 30 days after the earlier of (i) written notice thereof given by the Administrative Agent (given at the request of any Lender) to the Borrower and (ii) knowledge thereof by a Responsible Officer of the Borrower;
(d)
the Borrower shall fail to observe or perform any covenant, condition or agreement contained in (i) Section 5.03 (with respect to the Borrower’s existence) or Sections 5.08(a) and (b), Section 5.09 or in Article VI or any Obligor shall default in the performance of any of its obligations contained in Section 3 (subject to the cure period specified in clause (b) above) and, except as set forth in the proviso below, Section 7 of the Guarantee and Security Agreement or (ii) Sections 5.01(e), (f) or (g) or Section 5.02 and such failure, in the case of this clause (ii), shall continue unremedied for a period of five (5) or more Business Days after the earlier of (i) written notice thereof given by the Administrative Agent (given at the request of any Lender) to the Borrower and (ii) knowledge thereof by a Responsible Officer of the Borrower; provided that the failure of an Obligor to “Deliver” (as defined in the Guarantee and Security Agreement) any particular Portfolio Investment to the extent required by Section 7.01 of the Guarantee and Security Agreement shall result in such Portfolio Investment not being included in the Borrowing Base but shall not (in and of itself) be, or result in, a Default or an Event of Default;

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

(e)
a Borrowing Base Deficiency shall occur and continue unremedied for a period of five or more Business Days after delivery of a Borrowing Base Certificate demonstrating such Borrowing Base Deficiency pursuant to Section 5.01(e); provided that, it shall not be an Event of Default hereunder if the Borrower shall present the Administrative Agent with a reasonably feasible plan to enable such Borrowing Base Deficiency to be cured within thirty (30) Business Days (which thirty (30) Business Day period shall include the five Business Days permitted for delivery of such plan), so long as such Borrowing Base Deficiency is cured within such 30-Business Day period;
(f)
the Borrower or any other Obligor, as applicable, shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in clause (a), (b), (d), (e) or (r) of this Article VII) or any other Loan Document and such failure shall continue unremedied for a period of 30 or more days after the earlier of (i) written notice thereof given by the Administrative Agent (given at the request of any Lender) to the Borrower and (ii) knowledge thereof by a Responsible Officer of the Borrower;
(g)
the Borrower or any of its Subsidiaries shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable, taking into account any applicable grace period;
(h)
any event or condition occurs that (i) results in any Material Indebtedness becoming due prior to its scheduled maturity or (ii) shall continue unremedied for any applicable period of time sufficient to enable or permit the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to, as a result of an event of default under such Material Indebtedness, cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity (for the avoidance of doubt, after giving effect to any applicable grace period), unless, in the case of this clause (ii), such event or condition is no longer continuing or has been waived in accordance with the terms of such Material Indebtedness such that the holder or holders thereof or any trustee or agent on its or their behalf are no longer enabled or permitted to cause such Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (h) shall not apply to (1) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness; (2) convertible debt that becomes due as a result of a conversion or redemption event, other than to the extent it becomes due or is paid in cash (other than interest, expenses or fractional shares, which may be paid in cash in accordance with conversion provisions of convertible indebtedness) as a result of an “event of default” (as defined in the documents governing such convertible Material Indebtedness); (3) for the avoidance of doubt, Other Covered Indebtedness to the extent of required prepayment, repurchase, redemption or defeasance effected pursuant to Section 2.10(c); or (4) in the case of clause (h)(ii), any Indebtedness of a Financing Subsidiary to the extent the event or condition giving rise to the circumstances in clause (h)(ii) was not a payment or insolvency default.
(i)
an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

any of its Significant Subsidiaries or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any of its Significant Subsidiaries or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed and unstayed for a period of 60 or more days or an order or decree approving or ordering any of the foregoing shall be entered;
(j)
the Borrower or any of its Significant Subsidiaries shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (i) of this Article VII, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any of its Significant Subsidiaries or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;
(k)
the Borrower or any of its Significant Subsidiaries shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;
(l)
one or more judgments for the payment of money in an aggregate amount in excess of $50,000,000 shall be rendered against the Borrower or any of its Subsidiaries (other than Immaterial Subsidiaries) or any combination thereof and the same shall remain undischarged for a period of thirty (30) consecutive days following the entry of such judgment during which thirty (30) day period such judgment shall not have been vacated, stayed, discharged or bonded pending appeal, or liability for such judgment amount shall not have been admitted by an insurer or reputable standing or execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Borrower or any of its Subsidiaries (other than Immaterial Subsidiaries) to enforce any such judgment;
(m)
an ERISA Event shall have occurred that when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect;
(n)
a Change in Control shall occur;
(o)
[Reserved];
(p)
the Liens created by the Security Documents shall, at any time with respect to Portfolio Investments in the Collateral Pool having an aggregate Value in excess of 5% of the aggregate Value of all Portfolio Investments in the Collateral Pool, not be valid and perfected (to the extent perfection by filing, registration, recordation, possession or control is required herein or therein) in favor of the Collateral Agent, free and clear of all other Liens (other than Liens permitted under Section 6.02 or under the respective Security Documents) except to the extent that any such loss of perfection results from the failure of the Collateral Agent to maintain possession

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

of the certificates representing the securities pledged under the Loan Documents; provided that, if such default is as a result of any action of the Administrative Agent or the Collateral Agent or a failure of the Administrative Agent or Collateral Agent to take any action within their control, then there shall be no Default or Event of Default hereunder unless such default shall continue unremedied for a period of 10 consecutive Business Days after such Borrower receives written notice of such default thereof from the Administrative Agent unless the continuance thereof is a result of a failure of the Administrative Agent or the Collateral Agent to take an action within their control;
(q)
except for expiration or termination in accordance with its terms, any of the Loan Documents shall for whatever reason be terminated or cease to be in full force and effect in any material respect, or the enforceability thereof shall be contested by the Borrower or any other Obligor;
(r)
the Obligors shall at any time, without the consent of the Required Lenders, fail to comply with the covenant contained in Section 5.11, and such failure shall continue unremedied for a period of 30 or more days after the earlier of (i) written notice thereof given by the Administrative Agent (given at the request of any Lender) to the Borrower and (ii) knowledge thereof by a Responsible Officer of the Borrower; or
(s)
the Borrower or any of its Subsidiaries shall cause or permit the occurrence of any condition or event that would result in any recourse to any Obligor under any Permitted SBIC Guarantee;

then, and in every such event (other than an event with respect to the Borrower described in clause (i) or (j) of this Article VII), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder and under the other Loan Documents, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to the Borrower described in clause (i) or (j) of this Article VII, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder and under the other Loan Documents, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

In the event that the Loans shall be declared, or shall become, due and payable pursuant to the immediately preceding paragraph then, upon notice from the Administrative Agent or Lenders with LC Exposure representing more than 50% of the total LC Exposure demanding the deposit of Cash Collateral pursuant to this paragraph, the Borrower shall promptly, but in any event within three (3) Business Days, deposit into the Letter of Credit Collateral Account cash in

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

an amount equal to the LC Exposure as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (i) or (j) of this Article VII.

Notwithstanding anything to the contrary contained herein, on the CAM Exchange Date, to the extent not otherwise prohibited by law, (a) the Lenders shall automatically and without further act be deemed to have exchanged interests in the Designated Obligations such that, in lieu of the interests of each Lender in the Designated Obligations under each Loan in which it shall participate as of such date, such Lender shall own an interest equal to such Lender’s CAM Percentage in the Designated Obligations under each of the Loans and (b) simultaneously with the deemed exchange of interests pursuant to clause (a) above, the interests in the Designated Obligations to be received in such deemed exchange shall, automatically and with no further action required, be converted into the Dollar Equivalent of such amount (as of the Business Day immediately prior to the CAM Exchange Date) and on and after such date all amounts accruing and owed to the Lenders in respect of such Designated Obligations shall accrue and be payable in Dollars at the rate otherwise applicable hereunder. Each Lender, each Person acquiring a participation from any Lender as contemplated by Section 9.04 and the Borrower hereby consents and agrees to the CAM Exchange. The Borrower and the Lenders agree from time to time to execute and deliver to the Administrative Agent all such promissory notes and other instruments and documents as the Administrative Agent shall reasonably request to evidence and confirm the respective interests and obligations of the Lenders after giving effect to the CAM Exchange, and each Lender agrees to surrender any promissory notes originally received by it in connection with its Loans hereunder to the Administrative Agent against delivery of any promissory notes so executed and delivered; provided that the failure of the Borrower to execute or deliver or of any Lender to accept any such promissory note, instrument or document shall not affect the validity or effectiveness of the CAM Exchange. As a result of the CAM Exchange, on and after the CAM Exchange Date, each payment received by the Administrative Agent pursuant to any Loan Document in respect of the Designated Obligations shall (except as otherwise expressly stated in this Agreement with respect to fees or Defaulting Lenders) be distributed to the Lenders pro rata in accordance with their respective CAM Percentages (to be redetermined as of each such date of payment).

ARTICLE VIII

THE ADMINISTRATIVE AGENT
SECTION 8.10.
Appointment of the Administrative Agent. Each of the Lenders and the Issuing Banks hereby irrevocably appoints the Administrative Agent as its agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. Each of the Lenders and the Issuing Banks hereby irrevocably appoints the Collateral Agent as its agent hereunder and under the other Loan Documents and authorizes the Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

Collateral Agent by the terms hereof or thereof (including Section 9 of the Guarantee and Security Agreement), and to take such actions on its behalf and to exercise such powers as are delegated to the Collateral Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The Collateral Agent shall be a third-party beneficiary of this Section 8.01 and shall have all of the rights, benefits and privileges of a third-party beneficiary, including an independent right of action to enforce such rights, benefits and privileges directly, without the consent or joinder of any other Person.
SECTION 8.11.
Capacity as Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such Person and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.
SECTION 8.12.
Limitation of Duties; Exculpation. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise in writing by the Required Lenders, and (c) except as expressly set forth herein and in the other Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as the Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable to any Lender or the Issuing Bank for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents) or in the absence of its own fraud, gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein or therein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.
SECTION 8.13.
Reliance. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
SECTION 8.14.
Sub-Agents. The Administrative Agent may perform any and all of its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facility provided for herein as well as activities as the Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with fraud, gross negligence or willful misconduct in the selection of such sub-agents.
SECTION 8.15.
Resignation; Successor Administrative Agent. The Administrative Agent may resign at any time by providing not less than thirty (30) days advance written notice to the Lenders, the Issuing Banks and the Borrower. Upon any such notice of resignation, the Required Lenders shall have the right, with the consent of the Borrower not to be unreasonably withheld or delayed (or, if an Event of Default has occurred and is continuing in consultation with the Borrower), to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent’s resignation shall nonetheless become effective at the end of such thirty (30) days period (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the Issuing Banks under any of the Loan Documents, the retiring or removed Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (1) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and (2) the Required Lenders shall perform the duties of the Administrative Agent (and all payments and communications provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly) until such time as the Required Lenders appoint a successor agent as provided for above in this paragraph. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder (if not already discharged therefrom as provided above in this paragraph). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent’s resignation hereunder, the provisions of this Article VIII and Section 9.03 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

Any resignation by SMBC as Administrative Agent pursuant to this Section 8.06 shall also constitute its resignation as an Issuing Bank and a Swingline Lender. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Issuing Bank and Swingline Lender, (b) the retiring Issuing Bank and Swingline Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (c) the successor Issuing Bank shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring Issuing Bank to effectively assume the obligations of the retiring Issuing Bank with respect to such Letters of Credit.

SECTION 8.16.
Reliance by Lenders. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. The Administrative Agent shall have no duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Lenders or to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter, and the Administrative Agent shall have no responsibility with respect to the accuracy of or the completeness of any information provided to Lenders.

Each Lender, by delivering its signature page to this Agreement or any Assignment and Assumption and funding any Loan shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be approved by the Administrative Agent, Required Lenders or Lenders.

SECTION 8.17.
Modifications to Loan Documents. Except as otherwise provided in Section 2.20 or Section 9.02(b) or (c) of this Agreement or the Security Documents with respect to this Agreement, the Administrative Agent may, with the prior consent of the Required Lenders (but not otherwise), consent to any modification, supplement or waiver under any of the Loan Documents; provided that, without the prior consent of each Lender, the Administrative Agent shall not (except as provided herein or in the Security Documents) release all or substantially all of the Collateral or otherwise terminate all or substantially all of the Liens under any Security Document providing for collateral security, agree to additional obligations being secured by all or substantially all of such collateral security (excluding (x) any such increase pursuant to a Commitment Increase under Section 2.08(e), (y) any Secured Longer-Term Indebtedness or Secured Shorter-Term Indebtedness permitted hereunder or (z) the spreading of such Liens to any Designated Indebtedness Obligations or Hedging Agreement Obligations (as such terms are defined in the Guarantee and Security Agreement)), or alter the relative priorities of the obligations entitled to the benefits of the Liens created under the Security Documents with respect to all or substantially all of the Collateral, except that no such consent shall be required,

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

and the Administrative Agent is hereby authorized (and so agrees with the Borrower), to direct the Collateral Agent under the Guarantee and Security Agreement, subject to any applicable requirements under Section 10.03 of the Guarantee and Security Agreement, to (1) release any Lien covering property in accordance with Section 9.02(c) hereof, (2) release from any Guarantee and Security Agreement any “Subsidiary Guarantor” (and any property of such Subsidiary Guarantor) in accordance with Section 9.02(c), (3) release any Lien covering the Equity Interests of any Obligor in any Permitted CLO Issuer or Financing Subsidiary in accordance with Section 9.02(c), (4) release (and to acknowledge the release of) all Liens and guarantees of Obligors upon the termination of this Agreement in accordance with Section 9.02(c) and (5) deliver such documents to evidence such releases in accordance with Section 9.02(c) hereof, in each case of the foregoing clauses (1) through (5), (A) if no Designated Indebtedness is outstanding as of such time, automatically and with no further action from any other party and (B) otherwise, subject to any applicable requirements under Section 10.03 of the Guarantee and Security Agreement.
SECTION 8.18.
Erroneous Payments.
(a)
If the Administrative Agent notifies a Lender, an Issuing Bank or an Indemnitee, or any Person who has received funds on behalf of a Lender, an Issuing Bank or an Indemnitee (any such Lender, Issuing Bank, Indemnitee or other recipient, a “Payment Recipient”), that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Issuing Bank, Indemnitee or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands in writing the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and such Lender, Issuing Bank or Indemnitee shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error.
(b)
Without limiting the immediately preceding clause (a), each Lender, Issuing Bank or Indemnitee, or any Person who has received funds on behalf of a Lender, Issuing Bank or Indemnitee, hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender, Issuing Bank or Indemnitee, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) in each case:
(i)
(A) in the case of immediately preceding clause (x) or (y), an error shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and
(ii)
such Lender, Issuing Bank or Indemnitee shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of such error) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 8.09(b).
(c)
Each Lender, Issuing Bank and Indemnitee hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender, Issuing Bank or Indemnitee under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender, Issuing Bank or Indemnitee from any source, against any amount due to the Administrative Agent under clause (a) above or under the indemnification provisions of this Agreement.
(d)
In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with clause (a) above, from any Lender or Issuing Bank that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Lender or Issuing Bank at any time, (i) such Lender or Issuing Bank shall be deemed to have assigned its Loans (but not its Commitments) of the relevant Class with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance), and is hereby (together with the Borrower) deemed to execute and deliver an Assignment and Assumption (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to a Platform as to which the Administrative Agent and such parties are participants) with respect to such Erroneous Payment Deficiency Assignment, and such Lender or Issuing Bank shall deliver any notes evidencing such Loans to the Borrower or the Administrative Agent, (ii) the Administrative Agent as the assignee Lender shall be deemed to have acquired the Erroneous Payment Deficiency Assignment, (iii) upon such deemed acquisition, the Administrative Agent as the assignee Lender shall become a Lender or Issuing Bank, as

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender or assigning Issuing Bank shall cease to be a Lender or Issuing Bank, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender or assigning Issuing Bank and (iv) the Administrative Agent may reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. So long as any sale of Loans complies with the terms of Section 9.04(b), the Administrative Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender or Issuing Bank shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender or Issuing Bank (and/or against any recipient that receives funds on its respective behalf). For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender or Issuing Bank and such Commitments shall remain available in accordance with the terms of this Agreement. In addition, each party hereto agrees that, except to the extent that the Administrative Agent has sold a Loan (or portion thereof) acquired pursuant to an Erroneous Payment Deficiency Assignment, and irrespective of whether the Administrative Agent may be equitably subrogated, the Administrative Agent shall be contractually subrogated to all the rights and interests of the applicable Lender, Issuing Bank or Indemnitee under the Loan Documents with respect to each Erroneous Payment Return Deficiency (the “Erroneous Payment Subrogation Rights”).
(e)
The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Credit Exposure or other obligations owed by the Borrower or any other Obligor; provided that this Section 8.09(e) shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the obligations of the Borrower or any other Obligor relative to the amount (and/or timing for payment) of the obligations that would have been payable had such Erroneous Payment not been made by the Administrative Agent; provided, further, that for the avoidance of doubt, this Section 8.09(e) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent or other applicable Secured Parties (as such term is defined in the Guarantee and Security Agreement) from the Borrower or any other Obligor for the purpose of making payment in respect of the Credit Exposure.
(f)
To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation any defense based on “discharge for value” or any similar doctrine.
(g)
Each party’s obligations, agreements and waivers under this Section 8.09 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender or Issuing Bank, the termination of the

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

Commitments and/or the repayment, satisfaction or discharge of all obligations (or any portion thereof) under any Loan Document.
ARTICLE IX

MISCELLANEOUS
SECTION 9.10.
Notices; Electronic Communications.
(a)
Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:
(i)
if to the Borrower, to it at:

Bain Capital Specialty Finance, Inc.
200 Clarendon Street, 37th Floor

Boston, MA 02116
Attention: Amit Joshi
Telephone: (212) 803-9690
Email: amit.joshi@baincapital.com

(ii)
with a copy to (which shall not constitute a notice hereunder):

Dechert LLP
1095 Avenue of the Americas

New York, New York 10036

Attention: Jay R. Alicandri, Esq.

Telephone: (212) 698-3800

Email: jay.alicandri@dechert.com

(iii)
if to the Administrative Agent or SMBC, in its capacity as a Swingline Lender, to it at:

Sumitomo Mitsui Banking Corporation

277 Park Avenue

New York, NY 10172

Attention: Verleria Wilson

Phone: 212-256-7341

Fax: 212-224-4433

Email: Verleria_Wilson@smbcgroup.com

Attention: Frank Luzzi

Phone: 212-256-7373

Fax: 212-224-4501

Email: frank_luzzi@smbcgroup.com

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

Attention: Agency Services

Fax: 212-224-4433

Email: agencyservices@smbcgroup.com

(iv)
if to SMBC, in its capacity as Issuing Bank, to it at:

Sumitomo Mitsui Banking Corporation

277 Park Avenue

New York, NY 10172

Attention: Trade Credit Services

Fax: 212-224-4310

Email: trade_credit_svc@smbcgroup.com

(v)
if to any other Lender, to it at its address (or telecopy number or e-mail) set forth in its Administrative Questionnaire.

Any party hereto may change its address, e-mail or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt. Notices delivered through electronic communications to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b).

(b)
Electronic Communications. Notices and other communications to the Lenders and the Issuing Banks hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices to any Lender or any Issuing Bank pursuant to Section 2.06 if such Lender or such Issuing Bank, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

(i) Notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

Each party hereto understands that the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

such distribution and agrees and assumes the risks associated with such electronic distribution, except to the extent caused by the willful misconduct, fraud or gross negligence of the Administrative Agent, any Lender or their respective Related Parties, as determined by a final, non-appealable judgment of a court of competent jurisdiction. The Platform and any electronic communications media approved by the Administrative Agent as provided herein are provided “as is” and “as available”. Neither the Administrative Agent nor its Related Parties warrant the accuracy, adequacy, or completeness of such media or the Platform and each expressly disclaims liability for errors or omissions in the Platform and such media. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects is made by the Administrative Agent and any of its Related Parties in connection with the Platform or the electronic communications media approved by the Administrative Agent as provided for herein.

(c)
Private Side Information Contacts. Each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable law, including United States federal and state securities laws, to make reference to information that is not made available through the “Public Side Information” portion of the Platform and that may contain Non-Public Information with respect to the Borrower, its Subsidiaries or their Securities for purposes of United States federal or state securities laws. In the event that any Public Lender has determined for itself to not access any information disclosed through the Platform or otherwise, such Public Lender acknowledges that (i) other Lenders may have availed themselves of such information and (ii) neither the Borrower nor the Administrative Agent has any responsibility for such Public Lender’s decision to limit the scope of the information it has obtained in connection with this Agreement and the other Loan Documents.
(d)
Documents to be Delivered under Sections 5.01 and 5.12. For so long as an DebtDomain or equivalent website is available to each of the Lenders hereunder, the Borrower may satisfy its obligation to deliver documents to the Administrative Agent or the Lenders under Sections 5.01 and 5.12 by delivering either an electronic copy or a notice identifying the website where such information is located for posting by the Administrative Agent on DebtDomain or such equivalent website; provided that the Administrative Agent shall have no responsibility to maintain access to DebtDomain or an equivalent website.
SECTION 9.11.
Waivers; Amendments.
(a)
No Deemed Waivers Remedies Cumulative. No failure or delay by the Administrative Agent, any Issuing Bank, any Swingline Lender or any Lender in exercising any right or power hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Banks, the Swingline Lenders and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

paragraph (b) of this Section 9.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan, Swingline Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Swingline Lender, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time.
(b)
Amendments to this Agreement. Except as provided in Section 2.20 and the definition of “Modification Offer”, neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or by the Borrower and the Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall:
(i)
increase the Commitment of any Lender without the written consent of such Lender,
(ii)
reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon (other than with respect to the election of or the failure to elect the default rate in accordance with Section 2.12(d)), or reduce any fees payable hereunder, without the written consent of each Lender directly and adversely affected thereby,
(iii)
postpone the scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender directly and adversely affected thereby,
(iv)
change Section 2.17(b), (c) or (d) in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender directly and adversely affected thereby,
(v)
change any of the provisions of this Section 9.02 or the definition of “Required Lenders”, the definition of the term “Required Revolving Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender directly and adversely affected thereby;
(vi)
subject to clause (e) below, change any of the provisions of the definition of “Agreed Foreign Currencies” or any other provision specifying the Foreign Currencies in which Multicurrency Loans may be made hereunder, or make any determination or grant any consent hereunder with respect to the definition of “Agreed Foreign Currencies”, in each case, without the consent of each Multicurrency Lender;
(vii)
contractually subordinate the payment priority of the Credit Agreement Obligations (as defined in the Guarantee and Security Agreement) or contractually subordinate the Liens granted to the Collateral Agent (for the benefit of the Secured Parties

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

(as such term is defined in the Guarantee and Security Agreement)) in the Collateral, without the written consent of each Lender; or
(viii)
change Section 9.22 without the written consent of each Lender (if any) that is subject to the GBSA;

provided further that (x) no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or the Issuing Banks or the Swingline Lenders hereunder without the prior written consent of the Administrative Agent, the Issuing Banks or the Swingline Lenders, as the case may be, and (y) the consent of Lenders (other than Defaulting Lenders) holding not less than two-thirds of the Credit Exposure and unused Commitments (other than of Defaulting Lenders) will be required (A) for any adverse change (from the Lenders’ perspective) affecting the provisions of this Agreement relating to the determination of the Borrowing Base (excluding changes to the provisions of Sections 5.12(b)(ii)(E) and (F), but including changes to the provisions of Section 5.12(c) and the definitions set forth in Section 5.13), and (B) for any release of any material portion of the Collateral other than for fair value or as otherwise permitted hereunder or under the other Loan Documents.

In addition, whenever a waiver, amendment or modification requires the consent of a Lender “affected” thereby, such waiver, amendment or modification shall, upon consent of such Lender, become effective as to such Lender whether or not it becomes effective as to any other Lender, so long as the Required Lenders consent to such waiver, amendment or modification as provided above.

Anything in this Agreement to the contrary notwithstanding, (x) no waiver or modification of any provision of this Agreement or any other Loan Document that could reasonably be expected to adversely affect the Lenders of any Class in a manner that does not affect all Classes equally shall be effective against the Lenders of such Class unless the Required Lenders of such Class shall have concurred with such waiver or modification, (y) the Required Revolving Lenders may waive any condition precedent to an extension of credit under the Revolving Commitments (other than as required by Section 4.02) (which, for the avoidance of doubt, shall not constitute a waiver of any ongoing or resulting Default or Event of Default) (but the consent of no Term Lender shall be required) and (z) any Incremental Term Lender may waive any condition precedent to an extension of credit under the applicable Incremental Term Commitments (which, for the avoidance of doubt, shall not constitute a waiver of any ongoing or resulting Default or Event of Default) (but the consent of no Revolving Lender or other Term Lender shall be required); provided, however, that for the avoidance of doubt, except as expressly required herein, in no other circumstances shall the concurrence of the Required Lenders of a particular Class be required for any waiver, amendment or modification of any provision of this Agreement or any other Loan Document.

(c)
Amendments to Security Documents. Except to the extent otherwise expressly set forth in the Guarantee and Security Agreement or the other Loan Documents, no Security Document nor any provision thereof may be waived, amended or modified, nor may the Liens granted thereunder be spread to secure any additional obligations (including any increase in Loans hereunder, but excluding (x) any such increase pursuant to a Commitment Increase under Section 2.08(e), (y) any Secured Longer-Term Indebtedness or Secured Shorter-Term

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

Indebtedness permitted hereunder or (z) the spreading of such Liens to any Designated Indebtedness Obligations or Hedging Agreement Obligations (as such terms are defined in the Guarantee and Security Agreement) as provided for in the Guarantee and Security Agreement) except pursuant to an agreement or agreements in writing entered into by the Borrower, and by the Collateral Agent with the consent of the Required Lenders; provided that, (i) without the written consent of each Lender, no such agreement shall release all or substantially all of the Obligors from their respective obligations under the Security Documents, (ii) without the written consent of each Lender, no such agreement shall amend or waive Section 8.06 of the Guarantee and Security Agreement and (iii) without the written consent of each Lender, no such agreement shall release all or substantially all of the collateral security or otherwise terminate all or substantially all of the Liens under the Security Documents, alter the relative priorities of the obligations entitled to the Liens created under the Security Documents (except in connection with securing additional obligations equally and ratably with the Loans and other obligations hereunder, including any Secured Longer-Term Indebtedness or Secured Shorter-Term Indebtedness) with respect to all or substantially all of the collateral security provided thereby, except that no such consent shall be required, and the Administrative Agent and the Lenders hereby agree that the Collateral Agent is hereby authorized, to (1) release any Lien covering property (and to release any such guarantor) that is the subject of either (A) a Disposition of property (x) not prohibited hereunder (including, without limitation, any property subject to a participation) and (y) to the extent such Disposition of property is to an Excluded Asset, Financing Subsidiary, Immaterial Subsidiary, Joint Venture Subsidiary or Foreign Subsidiary or any other Affiliate or Subsidiary of an Obligor that is not a Subsidiary Guarantor, as to which the Borrower has delivered a certificate of a Financial Officer to the Administrative Agent and the Collateral Agent certifying as to the satisfaction of any conditions applicable to such disposition under the terms of this Agreement or (B) a disposition to which the Required Lenders or the required number or percentage of Lenders have consented, (2) release from the Guarantee and Security Agreement any “Subsidiary Guarantor” (and any property of such Subsidiary Guarantor and collateral security granted by such Subsidiary Guarantor) to the extent such Subsidiary Guarantor is or becomes Excluded Asset, a Financing Subsidiary, an Immaterial Subsidiary or a Joint Venture Subsidiary in accordance with this Agreement and the Guarantee and Security Agreement or is otherwise no longer required to be a “Subsidiary Guarantor” (including, without limitation, because it ceases to be consolidated on the Borrower’s financial statements), so long as (A) both immediately before and after giving effect to such release and any Concurrent Transactions (x) no Default shall exist or be continuing and (y) the Covered Debt Amount does not exceed the Borrowing Base, (B) solely to the extent that a Disposition of all of the property of such Subsidiary Guarantor to an Excluded Asset, a Financing Subsidiary, an Immaterial Subsidiary or a Joint Venture Subsidiary would be subject to additional conditions pursuant to Section 6.03, such conditions have been satisfied and (C) the Borrower delivers a certificate of a Financial Officer to the Administrative Agent and the Collateral Agent certifying as to the satisfaction of the conditions set forth in the foregoing clauses (A) and (B), (3) release any Lien covering property that is the subject of a pledge (x) permitted by Section 6.02(d), 6.02(g) or 6.02(h) (including, without limitation, any property subject to a repurchase transaction) and (y) as to which the Borrower has delivered a certificate of a Financial Officer to the Administrative Agent and the Collateral Agent certifying that any conditions set forth therein have been satisfied and (4) release any Lien covering the Equity Interests of any Obligor in any Permitted CLO Issuer or Financing Subsidiary, in the event that (x) such Permitted CLO Issuer or Financing Subsidiary enters into any agreement or set of related agreements pursuant to which such Permitted CLO

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

Issuer or Financing Subsidiary incurs Indebtedness that is not prohibited under the Loan Documents and any such agreement prohibits an Obligor from pledging its Equity Interests in such Permitted CLO Issuer or Financing Subsidiary to any Person and (y) the Borrower delivers notice to the Administrative Agent and the Collateral Agent of the occurrence of such event described in the foregoing clause (x), and (5) release (and to acknowledge the release of) all Liens and guarantees of Obligors upon the termination of this Agreement (including in connection with a complete refinancing), in each case of the foregoing clauses (1), (2), (3), (4) and (5), (A) if no Designated Indebtedness is outstanding as of such time, automatically and with no further action from any other party and (B) otherwise, subject to any applicable requirements under Section 10.03 of the Guarantee and Security Agreement. Promptly following any release referenced in subclauses (1) through (5) above, so long as no Designated Indebtedness is outstanding as of such time, the Administrative Agent and the Lenders acknowledge and agree that the Collateral Agent is authorized to, on behalf of the Administrative Agent, the Collateral Agent and the Lenders, deliver to the Borrower such termination statements and releases and other documents necessary or appropriate to evidence the release of such property and/or Subsidiary Guarantor from this Agreement, the Loan Documents and each of the documents securing the obligations of the Borrower hereunder as the Borrower may reasonably request, all at the sole cost and expense of the Borrower.
(d)
Replacement of Non-Consenting Lender. If, in connection with any proposed change, waiver, amendment, consent, discharge or termination to any of the provisions of this Agreement as contemplated by this Section 9.02, the consent of the Required Lenders shall have been obtained but the consent of one or more Lenders (each a “Non-Consenting Lender”) whose consent is required for such proposed change, waiver, amendment, consent, discharge or termination is not obtained, then (so long as no Event of Default has occurred and is continuing) the Borrower shall have the right, at its sole cost and expense, to replace each such Non-Consenting Lender or Lenders with one or more replacement Lenders pursuant to Section 2.18(b) so long as at the time of such replacement, each such replacement Lender consents to the proposed change, waiver, discharge or termination.
(e)
If the Administrative Agent and the Borrower acting together identify any ambiguity, omission, mistake, typographical error or other defect in any provision of this Agreement or any other Loan Document, then the Administrative Agent and the Borrower shall be permitted to amend, modify or supplement such provision to cure such ambiguity, omission, mistake, typographical error or other defect, and such amendment, modification or supplement shall become effective without any further action or consent of any other party to this Agreement.
(f)
Re-designation of Non-Consenting Multicurrency Lender.
(i)
If, in connection with any request by the Borrower to add a Foreign Currency as an Agreed Foreign Currency hereunder, the consent of the Required Multicurrency Lenders shall have been obtained but the consent of one or more Multicurrency Lenders (each a “Non-Consenting Multicurrency Lender”) is not obtained, then the Borrower shall have the right upon four (4) Business Days’ prior written notice to the Administrative Agent and each Non-Consenting Multicurrency Lender to re-designate each Non-Consenting Multicurrency Lender as a Dollar Lender hereunder with a Dollar

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

Commitment equal to the Multicurrency Commitment of such Non-Consenting Multicurrency Lender in effect immediately prior to such re-designation; provided that, no re-designation of any Multicurrency Lender’s Multicurrency Commitment shall be permitted hereunder if (A) the conditions set forth in Section 4.02 are not satisfied both before and after giving effect to such re-designation, (B) without such Issuing Bank’s consent to be re-designated pursuant to this clause (i), any Non-Consenting Multicurrency Lender is an Issuing Bank that has an outstanding Letter of Credit denominated in an Agreed Foreign Currency as of the date of such re-designation notice or (C) after giving effect to such re-designation and the re-allocation described in clause (ii) below, (I) any Lender’s Revolving Dollar Credit Exposure or Revolving Multicurrency Credit Exposure, as applicable, exceeds such Lender’s Dollar Commitment or Multicurrency Commitment, as applicable, (II) the aggregate Revolving Dollar Credit Exposure of all of the Dollar Lenders exceeds the aggregate Dollar Commitments, (III) the aggregate Revolving Multicurrency Credit Exposure of all of the Multicurrency Lenders exceeds the aggregate Multicurrency Commitments or (IV) the aggregate Revolving Credit Exposure exceeds the aggregate Commitments; provided, further, that, in the event any Non-Consenting Multicurrency Lender is an Issuing Bank that has agreed to issue Letters of Credit in Agreed Foreign Currencies (but does not have any Letters of Credit denominated in Agreed Foreign Currencies as of the date of such re-designation notice), such Issuing Bank shall, on and after the re-designation date, only be required to issue Letters of Credit denominated in Dollars up to the amount set forth opposite the name of such Issuing Bank on Schedule 2.05 (or such greater amount as such Issuing Bank may agree in its sole discretion).
(ii)
On the date of and immediately after giving effect to any such re-designation of the Commitment of the Non-Consenting Multicurrency Lenders pursuant to clause (i) above, the Borrower shall (A) prepay the outstanding Loans in full, (B) simultaneously borrow new Loans in an amount equal to and in the same Currencies as such prepayment; provided that with respect to subclauses (A) and (B), (x) the prepayment to, and borrowing from, any Lender shall be effected by book entry to the extent that any portion of the amount prepaid to such Lender will be subsequently borrowed from such Lender and (y) the Lenders shall make and receive payments among themselves, in a manner acceptable to the Administrative Agent, so that, after giving effect thereto, (I) the Multicurrency Loans denominated in Agreed Foreign Currencies and the Multicurrency Loans denominated in Dollars are, in each case, held ratably by the Multicurrency Lenders in accordance with their respective Multicurrency Commitments, (II) the Dollar Loans are held ratably by the Dollar Lenders in accordance with their respective Dollar Commitments and (III) to the extent possible, the Loans are held ratably by the Lenders in accordance with their respective Applicable Percentage and (C) pay to the Lenders the amounts, if any, payable under Section 2.15 as a result of any such prepayment. Concurrently therewith, the Multicurrency Lenders and Dollar Lenders shall be deemed to have adjusted their participation interests in any outstanding Letters of Credit under the Multicurrency Commitments and the Dollar Commitments, respectively, so that such interests are held ratably in accordance with clauses (I), (II) and (III).

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

SECTION 9.12.
Expenses; Indemnity; Damage Waiver.
(a)
Costs and Expenses. The Borrower shall pay (i) all reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent, the Collateral Agent and their Affiliates, including the reasonable and documented out-of-pocket fees, charges and disbursements of one outside counsel for the Administrative Agent and the Collateral Agent (but only one counsel for all such Persons together), in connection with the syndication of the credit facility provided for herein, the preparation and administration of this Agreement and the other Loan Documents and any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable and documented out-of-pocket expenses incurred by any Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit by such Issuing Bank or any demand for payment thereunder, (iii) all reasonable documented out-of-pocket costs and expenses incurred by the Administrative Agent, any Issuing Bank, any Swingline Lender or any Lender, including, but limited in the case of legal expenses to, the reasonable and documented out-of-pocket fees, charges and disbursements of one outside counsel for the Administrative Agent, each Issuing Bank and each Swingline Lender as well as one outside counsel for the Lenders and, in the case of actual conflict of interest where the Administrative Agent, any Issuing Bank or any Lender affected by such conflict informs the Borrower of such conflict and thereafter retains its own counsel, another firm of counsel for any such affected Person, in connection with the enforcement or protection of its rights in connection with this Agreement and the other Loan Documents, including its rights under this Section 9.03, or in connection with the Loans made or Letters of Credit issued hereunder, including all such documented out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect thereof and (iv) and all reasonable and documented out-of-pocket costs, expenses, taxes, assessments and other charges reasonably incurred by the Collateral Agent in connection with any filing, registration, recording or perfection of any security interest contemplated by any Security Document or any other document referred to therein limited in the case of legal expenses to the reasonable and documented out-of-pocket fees, charges and disbursements of one outside counsel for the Collateral Agent; provided that, notwithstanding the foregoing and anything to the contrary in any Loan Document, the Borrower shall not be responsible for the reimbursement of any fees, costs and expenses of the Administrative Agent, the Collateral Agent, any Lender and any of their respective Affiliates (including, but not limited to, their legal fees) in excess of $175,000 in the aggregate on the Effective Date. Unless an Event of Default has occurred and is continuing the Borrower shall not be responsible for the reimbursement for any fees, costs and expenses of the Approved Third-Party Appraiser incurred pursuant to Section 5.12(b)(ii)(F) in excess of $100,000 in the aggregate incurred for all such fess, costs and expenses in any 12-month period (the “IVP Supplemental Cap”).
(b)
Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent, the Lead Arranger, each Issuing Bank, each Swingline Lender and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including, but limited in the case of legal expenses to, the reasonable and documented out-of-pocket fees and disbursements of one outside counsel for all Indemnitees (and,

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

if reasonably necessary, of one local counsel in any relevant jurisdiction for the Administrative Agent, Issuing Banks and Lenders taken as a whole, and, in the case of an actual conflict of interest where the Administrative Agent, any Issuing Bank or any Lender affected by such conflict informs the Borrower of such conflict and thereafter retains its own counsel, another firm of counsel for any such affected Person) (collectively, “Losses”) in connection with any investigative, administrative or judicial proceeding or hearing commenced or threatened by any Person, whether or not any such Indemnitee shall be designated as a party or a potential party thereto, and any fees or expenses incurred by Indemnitees in enforcing this indemnity, whether based on any federal, state or foreign laws, statutes, rules or regulations (including securities and commercial laws, statutes, rules or regulations and laws, statutes, rules or regulations relating to environmental, occupational safety and health or land use matters), on common law or equitable cause or on contract or otherwise and related expenses or disbursements of any kind (other than Taxes or Other Taxes which shall only be indemnified by the Borrower to the extent provided in Section 2.16, other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim), including, but limited in the case of legal expenses to, the fees, charges and disbursements of outside counsel for any such affected Indemnitee for the Indemnitees collectively as specified above, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan, Swingline Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by an Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit) or (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and whether brought by the Borrower or a third party and regardless of whether any Indemnitee is a party thereto; provided that, such indemnity shall not as to any Indemnitee, be available to the extent that such Losses are (A) determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from (i) the fraud, willful misconduct or gross negligence of such Indemnitee or its Related Parties or (ii) a claim brought by the Borrower or any other Obligor against such Indemnitee for breach in bad faith of such Indemnitee’s obligations under this Agreement or the other Loan Documents, (B) result from the settlement of any such claim, investigation, litigation or other proceedings described in clause (iii) above unless the Borrower has consented to such settlement (which consent shall not be unreasonably withheld or delayed (provided that nothing in this clause (B) shall restrict the right of any person to settle any claim for which it has waived its right of indemnity by the Borrower) or (C) result from a claim arising from disputes between Indemnitees (other than any dispute involving (x) claims against the Administrative Agent, the Collateral Agent, any Issuing Bank or any Lead Arranger in their respective capacities as such or (y) claims arising out of any act or omission by the Borrower or any of its Affiliates). Notwithstanding the foregoing, it is understood and agreed that indemnification for Taxes is subject to the provisions of Section 2.16, other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.

The Borrower shall not be liable to any Indemnitee for any special, indirect, consequential or punitive damages (as opposed to direct or actual damages (which may include special, indirect, consequential or punitive damages asserted against any such party hereto by a

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

third party)) arising out of, in connection with, or as a result of this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of proceeds thereof, asserted by an Indemnitee against the Borrower or any other Obligor; provided that, the foregoing limitation shall not be deemed to impair or affect the obligations of the Borrower under the preceding provisions of this subsection with respect to damages not expressly described in the foregoing limitation.

(c)
Reimbursement by Lenders. To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent, any Issuing Bank or any Swingline Lender under paragraph (a) or (b) of this Section 9.03 or the extent that the fees, costs and expenses of the Approved Third-Party Appraiser incurred pursuant to Section 5.12(b)(ii)(F) hereof exceeds the IVP Supplemental Cap for any 12 month period at any time no Event of Default shall exist (provided that prior to incurring expenses in excess of the IVP Supplemental Cap, the Administrative Agent shall have afforded the Lenders an opportunity to consult with the Administrative Agent regarding such expenses), (i) each Lender severally agrees to pay to the Administrative Agent such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount and (ii) each Revolving Lender severally agrees to pay to the applicable Issuing Bank or the applicable Swingline Lender, as the case may be, such Revolving Lender’s Applicable Revolving Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent, the applicable Issuing Bank or the applicable Swingline Lender in its capacity as such.
(d)
Waiver of Consequential Damages, Etc. To the extent permitted by applicable law, no party hereto shall assert, and each party hereto hereby waives, any claim against any other party (or any Related Party to such party), on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof; provided that nothing contained in this sentence shall limit the Borrower’s indemnification obligations under Section 9.03 to the extent such special, indirect consequential or punitive damages are included in any third party claim in connection with which any Indemnitee is entitled to indemnification thereunder. Provided that such Indemnitee has complied with its obligations under Section 9.13, no Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby, except to the extent caused by the fraud, willful misconduct or gross negligence of such Indemnitee or its Related Parties, as determined by a final, non-appealable judgment of a court of competent jurisdiction.
(e)
Payments. All amounts due under this Section 9.03 shall be payable promptly after written demand therefor.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

SECTION 9.13.
Successors and Assigns.
(a)
Assignments Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of an Issuing Bank that issues any Letter of Credit), except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 9.04 (and any attempted assignment or transfer by any Lender which is not in accordance with this Section 9.04 shall be treated as provided in the second sentence of Section 9.04(b)(iii)). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of an Issuing Bank that issues any Letter of Credit) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Banks and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(b)
Assignments by Lenders.
(i)
Assignments Generally. Subject to the conditions set forth in clause (ii) below, any Lender may assign to one or more assignees (other than any natural persons (or a holding company, investments vehicle, investment vehicle or trust for, or owned and operated by or for the primary benefit of a natural Person) or any Defaulting Lender (or Competitor) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans and LC Exposure at the time owing to it) (provided that, so long no Event of Default under clause (a), (b), (i), (j) or (k) of Article VII has occurred and is continuing, the assignee shall have executed a Lender non-disclosure agreement substantially in the form attached hereto as Exhibit E (a “Lender NDA”), with such changes requested by such assignee as may be reasonably approved by the Borrower, with the Borrower prior to such assignee’s receipt of any confidential information of the Borrower), and with the prior written consent (such consent not to be unreasonably withheld or delayed) of:
(A)
the Borrower; provided that, no consent of the Borrower shall be required for an assignment to a Lender or an Affiliate of a Lender with credit ratings at least as good as the assigning Lender, or, if an Event of Default under clause (a), (b), (i), (j) or (k) of Article VII has occurred and is continuing, any other assignee; provided, further, that the Borrower shall be deemed to have consented to any such assignment unless it shall have objected thereto by written notice to the Administrative Agent within ten Business Days after having received notice thereof; and
(B)
the Administrative Agent and, in the case of any assignment of Revolving Commitments, each Swingline Lender and each Issuing Bank; provided that no consent of the Administrative Agent, the Swingline Lenders or the Issuing

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

Banks shall be required for an assignment by a Lender to an Affiliate of such Lender.
(ii)
Certain Conditions to Assignments. Assignments shall be subject to the following additional conditions:
(A)
except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans and LC Exposure of a Class, the amount of the Commitment or Loans and LC Exposure of such Class of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than U.S. $5,000,000 unless each of the Borrower and the Administrative Agent otherwise consents; provided that, no such consent of the Borrower shall be required if an Event of Default under clause (a), (b), (i), (j) or (k) of Article VII has occurred and is continuing;
(B)
each partial assignment of any Class of Commitments or Loans and LC Exposure shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement in respect of such Class of Commitments, Loans and LC Exposure;
(C)
the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption (or any other form approved by the Administrative Agent and the Borrower), together with a processing and recordation fee of U.S. $3,500 (which fee shall not be payable in connection with an assignment to a Lender or to an Affiliate of a Lender), for which the Borrower and the Subsidiary Guarantors shall not be obligated;
(D)
the assignee, if it shall not already be a Lender of the applicable Class, shall deliver to (x) the Administrative Agent an Administrative Questionnaire, and (y) to the Administrative Agent and the Borrower, any tax forms or certifications required by Section 2.15(f); and
(E)
any assignment by a Multicurrency Lender shall (unless the Borrower otherwise consents in writing) be made only to an assignee that has agreed to make Revolving Loans pursuant to its Multicurrency Commitment and is able to fund and receive payments in the Agreed Foreign Currencies for which Revolving Loans may be made at the time of such proposed assignments without the need to obtain any authorization referred to in clause (b) of the definition of “Agreed Foreign Currency”.
(iii)
Effectiveness of Assignments. Subject to acceptance and recording thereof pursuant to paragraph (c) of this Section 9.04, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall,

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.15, 2.16 and 9.03 with respect to facts and circumstances occurring prior to the effective date of such assignment). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (f) of this Section 9.04 (but only to the extent such assignment or other transfer otherwise complies with the provisions of such paragraph). Notwithstanding anything to the contrary herein, in connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions set forth in Section 9.04(b)(ii) or otherwise, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the Applicable Percentage of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, each Issuing Bank, each Swingline Lender and each Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full Applicable Percentage of all Loans and participations in Letters of Credit and Swingline Loans. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without compliance with the provisions of this paragraph (iii), then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. The Administrative Agent agrees to provide the Borrower with official copies of the Register upon reasonable request.
(c)
Maintenance of Registers by Administrative Agent. The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices in New York City a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount (and stated interest) of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Registers” and each individually, a “Register”). The entries in the Registers shall be conclusive absent manifest error, and the Borrower, the Administrative Agent, the Issuing Banks and the Lenders may treat each Person whose name is recorded in the Registers pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Registers shall be available for inspection by the Borrower, any Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.
(d)
Acceptance of Assignments by Administrative Agent. Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee,

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section 9.04 and any written consent to such assignment required by paragraph (b) of this Section 9.04, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph (d).
(e)
Special Purposes Vehicles. Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle (an “SPC”) owned or administered by such Granting Lender, identified as such in writing from time to time by such Granting Lender to the Administrative Agent and the Borrower, the option to provide all or any part of any Loan that such Granting Lender would otherwise be obligated to make; provided that, (i) nothing herein shall constitute a commitment to make any Loan by any SPC, (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, such Granting Lender shall, subject to the terms of this Agreement, make such Loan pursuant to the terms hereof, (iii) the rights of any such SPC shall be derivative of the rights of such Granting Lender, and such SPC shall be subject to all of the restrictions upon such Granting Lender herein contained, and (iv) no SPC shall be entitled to the benefits of Sections 2.14 (or any other increased costs protection provision), 2.15 or 2.16. Each SPC shall be conclusively presumed to have made arrangements with its Granting Lender for the exercise of voting and other rights hereunder in a manner which is acceptable to the SPC, the Administrative Agent, the Lenders and the Borrower, and each of the Administrative Agent, the Lenders and the Obligors shall be entitled to rely upon and deal solely with the Granting Lender with respect to Loans made by or through its SPC. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by the Granting Lender.

Each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceedings under the laws of the United States or any State thereof, in respect of claims arising out of this Agreement; provided that, the Granting Lender for each SPC hereby agrees to indemnify, save and hold harmless each other party hereto for any Loss arising out of their inability to institute any such proceeding against its SPC. In addition, notwithstanding anything to the contrary contained in this Section 9.04, any SPC may (i) without the prior written consent of the Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to its Granting Lender or to any financial institutions providing liquidity and/or credit facility to or for the account of such SPC to fund the Loans made by such SPC or to support the securities (if any) issued by such SPC to fund such Loans (but nothing contained herein shall be construed in derogation of the obligation of the Granting Lender to make Loans hereunder); provided that, neither the consent of the SPC nor of any such assignee shall be required for amendments or waivers hereunder except for those amendments or waivers for which the consent of participants is required under paragraph (f) below, and (ii) disclose on a confidential basis (in the same manner described in Section 9.13(b)) any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of a surety, guarantee or credit or liquidity enhancement to such SPC.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

(f)
Participations. Any Lender may, with the consent of the Borrower (such consent not to be unreasonably withheld or delayed), sell participations to one or more banks or other entities (other than any Competitor or any natural persons (or a holding company, investments vehicle, investment vehicle or trust for, or owned and operated by or for the primary benefit of a natural Person)) (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement and the other Loan Documents (including all or a portion of its Commitments and the Loans and LC Disbursements owing to it); provided that, (i) the consent of the Borrower shall not be required for a participation to a Lender or an Affiliate of a Lender or so long as an Event of Default under clause (a), (b), (i), (j) or (k) of Article VII has occurred and is continuing, (ii) such Lender’s obligations under this Agreement and the other Loan Documents shall remain unchanged, (iii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iv) the Borrower, the Administrative Agent, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and the other Loan Documents. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement or any other Loan Document; provided that, such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (g) of this Section 9.04, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.14, 2.15 and 2.16, subject to the requirements and limitations therein, to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section 9.04; provided that, such Participant agrees that it (i) shall be subject to the provisions of Section 2.18 as if it were an assignee and (ii) shall not be entitled to receive any greater payment under Sections 2.14, 2.15 or 2.16, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation; provided, further, that no Participant shall be entitled to the benefits of Section 2.16 unless the Borrower is notified of the participation granted to such Participant and such Participant shall have complied with the requirements of Section 2.16 as if such Participant is a Lender. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 2.18(b) with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender; provided that, such Participant agrees to be subject to Section 2.17(d) as though it were a Lender hereunder. So long no Event of Default under clause (a), (b), (i), (j) or (k) of Article VII has occurred and is continuing, all Participants must execute a Lender NDA, with such changes as requested by such Participant as may be approved by the Borrower, prior to such Participant’s receipt of any confidential information of the Borrower. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Commitments, Loans, Letters of Credit or other obligations under the Loan Documents (the “Participant Register”)); provided that, no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any other information relating to a Participant’s interest in any Commitments, Loans, Letters of

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

Credit or its other obligations under any Loan Document) to any person except to the extent that such disclosures are necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 163 of the Code and any related United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.
(g)
Limitations on Rights of Participants. A Participant shall not be entitled to receive any greater payment under Section 2.14, 2.15 or 2.16 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.16 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with paragraphs (e) and (f) of Section 2.16 as though it were a Lender and in the case of a Participant claiming exemption for portfolio interest under Section 871(h) or 881(c) of the Code, the applicable Lender shall provide the Borrower with satisfactory evidence that the participation is in registered form and shall permit the Borrower to review such register as reasonably needed for the Borrower to comply with its obligations under applicable laws and regulations.
(h)
Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any such pledge or assignment to a Federal Reserve Bank or any other central bank having jurisdiction over such Lender, and this Section 9.04 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such assignee for such Lender as a party hereto; provided, further, that if any confidential information of the Borrower is to be provided to such pledgee or assignee (in each case, other than a Federal Reserve Bank or any other central bank having jurisdiction over such Lender) and so long no Event of Default under clause (a), (b), (i), (j) or (k) of Article VII has occurred and is continuing, such pledgee or assignee must first execute a Lender NDA, with such changes as requested by such pledgee or assignee as may be reasonably approved by the Borrower, prior to its receipt of any such confidential information.
(i)
No Assignments to the Borrower or Affiliates. Anything in this Section 9.04 to the contrary notwithstanding, no Lender may assign or participate any interest in any Loan or LC Exposure held by it hereunder to the Borrower or any of its Affiliates or Subsidiaries without the prior consent of each Lender.
SECTION 9.14.
Survival. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

such other party or on its behalf and notwithstanding that the Administrative Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.14, 2.15, 2.16 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination, Cash Collateralization or backstop of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.
SECTION 9.15.
Counterparts; Integration; Effectiveness; Electronic Execution.
(a)
Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract between and among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Delivery of an executed counterpart of a signature page to this Agreement by telecopy or electronically (e.g., pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.
(b)
Electronic Execution of Loan Documents. The words “execution,” “signed,” “signature,” and words of like import in this Agreement and the other Loan Documents including any Assignment and Assumption shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
SECTION 9.16.
Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
SECTION 9.17.
Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time (with the prior consent of the Administrative Agent or the Required Lenders), to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Sections 2.17(d) and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Banks, and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the amounts owing to such Defaulting Lender hereunder as to which it exercised such right of setoff. The rights of each Lender under this Section 9.08 are in addition to other rights and remedies (including other rights of setoff) which such Lender may have. Each Lender agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.
SECTION 9.18.
Governing Law; Jurisdiction; Etc.
(a)
Governing Law. This Agreement and, unless otherwise specified therein, each other Loan Document shall be construed in accordance with and governed by the law of the State of New York.
(b)
Submission to Jurisdiction. Each party to this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement and any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against the Borrower or its properties in the courts of any jurisdiction.
(c)
Waiver of Venue. The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section 9.09. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(d)
Service of Process. Each party to this Agreement (i) irrevocably consents to service of process in the manner provided for notices in Section 9.01 and (ii) agrees that service

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

as provided in the manner provided for notices in Section 9.01 is sufficient to confer personal jurisdiction over such party in any proceeding in any court and otherwise constitutes effective and binding service in every respect. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
SECTION 9.19.
WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.10.
SECTION 9.20.
Judgment Currency. This is an international loan transaction in which the specification of Dollars or any Foreign Currency, as the case may be (the “Specified Currency”), and payment in New York City or the country of the Specified Currency, as the case may be (the “Specified Place”), is of the essence, and the Specified Currency shall be the currency of account in all events relating to Loans denominated in the Specified Currency. The payment obligations of the Borrower under this Agreement shall not be discharged or satisfied by an amount paid in another currency or in another place, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on conversion to the Specified Currency and transfer to the Specified Place under normal banking procedures does not yield the amount of the Specified Currency at the Specified Place due hereunder. If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in the Specified Currency into another currency (the “Second Currency”), the rate of exchange that shall be applied shall be the rate at which in accordance with normal banking procedures the Administrative Agent could purchase the Specified Currency with the Second Currency on the Business Day next preceding the day on which such judgment is rendered. The obligation of the Borrower in respect of any such sum due from it to the Administrative Agent or any Lender hereunder or under any other Loan Document (in this Section 9.11 called an “Entitled Person”) shall, notwithstanding the rate of exchange actually applied in rendering such judgment be discharged only to the extent that on the Business Day following receipt by such Entitled Person of any sum adjudged to be due hereunder in the Second Currency such Entitled Person may in accordance with normal banking procedures purchase and transfer to the Specified Place the Specified Currency with the amount of the Second Currency so adjudged to be due; and the Borrower hereby, as a separate obligation and notwithstanding any such judgment, agrees to indemnify such Entitled Person against, and to pay such Entitled Person on demand, in the Specified Currency, the amount (if any) by which the sum originally due to such Entitled Person in the Specified Currency hereunder exceeds the amount of the Specified Currency so purchased and transferred.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

SECTION 9.21.
Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.
SECTION 9.22.
Treatment of Certain Information; No Fiduciary Duty; Confidentiality.
(a)
Treatment of Certain Information; No Fiduciary Duty; No Conflicts. The Borrower acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to the Borrower or one or more of its Subsidiaries (in connection with this Agreement or otherwise) by any Lender or by one or more subsidiaries or affiliates of such Lender and the Borrower hereby authorizes each Lender to share any information delivered to such Lender by the Borrower and its Subsidiaries pursuant to this Agreement, or in connection with the decision of such Lender to enter into this Agreement, to any such subsidiary or affiliate, it being understood that any such subsidiary or affiliate receiving such information shall be bound by the provisions of paragraph (b) of this Section 9.13 as if it were a Lender hereunder. Such authorization shall survive the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof. Each Lender shall use all information delivered to such Lender by the Borrower and its Subsidiaries pursuant to this Agreement, or in connection with the decision of such Lender to enter into this Agreement, in connection with providing services to the Borrower. The Administrative Agent, each Lender and their Affiliates (collectively, solely for purposes of this paragraph (a), the “Lenders”), may have economic interests that conflict with those of the Borrower or any of its Subsidiaries, their stockholders and/or their affiliates. The Borrower, on behalf of itself and each of its Subsidiaries, agrees that nothing in the Loan Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Lender, on the one hand, and the Borrower or any of its Subsidiaries, its stockholders or its affiliates, on the other. The Borrower and each of its Subsidiaries each acknowledges and agrees that (i) the transactions contemplated by this Agreement and the other Loan Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions between the Lenders, on the one hand, and the Borrower and its Subsidiaries, on the other, and (ii) in connection therewith and with the process leading thereto, (x) no Lender has assumed an advisory or fiduciary responsibility in favor of the Borrower or any of its Subsidiaries, any of their stockholders or affiliates with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Lender has advised, is currently advising or will advise the Borrower or any of its Subsidiaries, their stockholders or their affiliates on other matters) or any other obligation to the Borrower or any of its Subsidiaries except the obligations expressly set forth in the Loan Documents and (y) each Lender is acting solely as principal and not as the agent or fiduciary of the Borrower or any of its Subsidiaries, their management, stockholders, creditors or any other Person. The Borrower and each of its Subsidiaries each acknowledges and agrees that it has consulted its own legal and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto. The Borrower and each of its Subsidiaries each agrees that it will not claim that any Lender has rendered advisory services of any nature or respect, or owes a

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

fiduciary or similar duty to the Borrower or any of its Subsidiaries, in connection with such transaction or the process leading thereto.
(b)
Confidentiality. Each of the Administrative Agent, the Lenders and the Issuing Banks agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (i) to its Affiliates and its Approved Funds and to its and its Affiliates’ and Approved Funds’ respective partners, directors, officers, employees, agents, advisors and other representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential on terms consistent with this clause (b) and on a reasonable need to know basis), (ii) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority), (iii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process (provided that, except in the case of any ordinary course examination by a regulatory, self-regulatory or governmental agency, it will use commercially reasonable efforts to notify the Borrower of any such disclosure prior to making such disclosure to the extent legally permitted and timely practicable), (iv) to any other party hereto, (v) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (vi) other than to any Competitor, subject to an agreement containing provisions substantially the same as those of this Section 9.13(b), to (x) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (y) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (vii) with the written consent of the Borrower, (viii) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section 9.13(b) or (y) becomes available to the Administrative Agent, any Lender, any Issuing Bank or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower and is not actually known by it to be in breach of any other Person’s confidentiality obligations to the Borrower, (xi) on a confidential basis to (x) any rating agency in connection with rating the Borrower or its Subsidiaries or the credit facility provided hereunder or (y) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the credit facility provided hereunder, (xii) to a potential or actual insurer or reinsurer to the extent required by such insurer or reinsurer in connection with providing insurance, reinsurance or credit risk mitigation coverage under which payments are to be made or may be made by reference to the Credit Agreement, subject to an agreement containing provisions substantially the same as (or no less restrictive than) those of this Section 9.13 or (xiii) to any other Person subject to an agreement containing provisions substantially the same as (or no less restrictive than) those of this Section 9.13. For the avoidance of doubt, nothing in this Section 9.13 shall prohibit any Person from voluntarily disclosing or providing any Information within the scope of this confidentiality provision to any governmental, regulatory or self-regulatory organization (any such entity, a “Regulatory Authority”) to the extent that any such prohibition on disclosure set forth in this Section 9.13 shall be prohibited by the laws or regulations applicable to such Regulatory Authority

For purposes of this Section 9.13(b), “Information” means all information received from or on behalf of the Borrower or any of its Subsidiaries relating to the Borrower or any of its Subsidiaries or any of their respective businesses or any Portfolio Investment, other than any such

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

information that is available to the Administrative Agent, any Lender or any Issuing Bank on a nonconfidential basis prior to disclosure by the Borrower or any of its Subsidiaries; provided that, in the case of Information received from the Borrower or any of its Subsidiaries after the Effective Date, such Information shall be deemed confidential at the time unless clearly identified as nonconfidential. Any Person required to maintain the confidentiality of Information as provided in this Section 9.13(b) shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

SECTION 9.23.
PATRIOT Act. Each Lender hereby notifies the Borrower that pursuant to the requirements of the PATRIOT Act, it is required to obtain, verify and record information that identifies the Borrower, each other Obligor and each beneficiary of a Letter of Credit, which information includes the name and address of the Borrower, each other Obligor and each beneficiary of a Letter of Credit and other information that will allow such Lender to identify the Borrower, each other Obligor and each beneficiary of a Letter of Credit in accordance with the PATRIOT Act.
SECTION 9.24.
Lender Information Reporting. The Administrative Agent shall use commercially reasonable efforts to deliver to the Borrower not later than one Business Day after the last day of each calendar month, a notice summarizing in reasonable detail the amount of interest, fees and (if any) other expenses under this Agreement or the other Loan Documents accrued for the month then ended (and noting amounts paid/unpaid); provided that, the failure of the Administrative Agent to deliver this report shall not excuse the Borrower from paying interest, fees and (if any) other expenses in accordance with the terms of this Agreement or the other Loan Documents.
SECTION 9.25.
Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable law (the “Maximum Rate”). If Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the obligations hereunder.
SECTION 9.26.
Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Solely to the extent any Lender that is an Affected Financial Institution is a party to this Agreement and notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)
the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an Affected Financial Institution; and
(b)
the effects of any Bail-In Action on any such liability, including, if applicable:
(i)
a reduction in full or in part or cancellation of any such liability;
(ii)
a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)
the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.
SECTION 9.27.
Certain ERISA Matters.
(a)
Each Lender (x) represents and warrants, as of the later of the date such Person became a Lender party hereto and the Effective Date, to, and (y) covenants, from such date to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Lead Arranger, and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Obligor, that at least one of the following is and will be true:
(i)
such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments,
(ii)
the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

(iii)
(A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or
(iv)
such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender with respect to the Loan Documents.
(b)
In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the later of the date such Person became a Lender party hereto and the Effective Date, to, and (y) covenants, from such date to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Lead Arranger, and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Obligor, that:
(i)
none of the Administrative Agent, the Lead Arranger, or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any other Loan Document or any documents related to hereto or thereto),
(ii)
the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21),
(iii)
the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Secured Obligations (as defined in the Guarantee and Security Agreement)),
(iv)
the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is a fiduciary under

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

ERISA or the Code, or both, with respect to the Loans, the Letters of Credit, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and
(v)
no fee or other compensation is being paid directly to the Administrative Agent, the Lead Arranger or any their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Letters of Credit, the Commitments or this Agreement.
(c)
The Administrative Agent and the Lead Arranger hereby inform the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the other Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.
SECTION 9.28.
Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedging Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties hereto acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
(a)
In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties hereto with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
(b)
As used in this Section 9.18, the following terms have the following meanings:
(i)
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

(ii) “Covered Entity” means any of the following:

(A) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(B) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(C) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

(iii) “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

(iv) “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

SECTION 9.29.
Termination. Promptly following the later of the termination of the Commitments and the date on which all Credit Agreement Obligations (as defined in the Guarantee and Security Agreement) (other than unasserted contingent indemnities and similar obligations that survive the termination thereof) have been paid in full in cash and the Termination Date, the Administrative Agent shall direct the Collateral Agent to, on behalf of the Administrative Agent, the Collateral Agent and the Lenders, deliver to the Borrower such termination statements and releases and other documents necessary or appropriate to evidence the release of each Obligor from this Agreement, the other Loan Documents to which such Obligor is a party and each of the documents securing the Obligations as the Borrower may reasonably request, all at the sole cost and expense of the Borrower.
SECTION 9.30.
Representations and Warranties of the Lenders. Each Lender represents and warrants that in participating as a Lender, it is engaged in making, acquiring or holding commercial loans and in providing other facilities set forth herein as may be applicable to such Lender, in each case in the ordinary course of business, and not for the purpose of investing in the general performance or operations of the Borrower, or for the purpose of purchasing,

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

acquiring or holding any other type of financial instrument such as a security (and each Lender agrees not to assert a claim in contravention of the foregoing, such as a claim under the federal or state securities laws).
SECTION 9.31.
German Bank Separation Act. Solely for so long as Deutsche Bank AG New York Branch, or any Affiliate thereof, is a Lender, if any such Lender is subject to the GBSA (any such Lender, a “GBSA Lender”) and such GBSA Lender shall have determined in good faith (based on reasonable advice and a written opinion of counsel), which determination shall be made in consultation with the Borrower subject to the terms hereof that, due to the implementation of the German Act on the Ring-fencing of Risks and for the Recovery and Resolution Planning for Credit Institutions and Financial Groups (Gesetz zur Abschirmung von Risiken und zur Planung der Sanierung und Abwicklung von Kreditinstituten und Finanzgruppen) of 7 August 2013 (commonly referred to as the German Bank Separation Act (Trennbankengesetz) (the “GBSA”)), whether before or after the date hereof, or any corresponding European legislation (such as the proposed regulation on structural measures improving the resilience of European Union credit institutions) that may amend or replace the GBSA in the future or any regulation thereunder, or due to the promulgation of, or any change in the interpretation by, any court, tribunal or regulatory authority with competent jurisdiction of the GBSA or any corresponding future European legislation that may amend or replace the GBSA in the future or any regulation thereunder, the arrangements contemplated by this Agreement or the Loans have, or will, become illegal, prohibited or otherwise unlawful, then, and in any such event, such GBSA Lender shall give written notice to the Borrower and the Administrative Agent of such determination (which written notice shall include a reasonably detailed explanation of such illegality, prohibition or unlawfulness, including, without limitation, all evidence and calculations used in the determination thereof, a “GBSA Initial Notice”), whereupon until the tenth Business Day after the date of such GBSA Initial Notice, such GBSA Lender shall use best efforts to transfer to the extent permitted under applicable law such arrangements, Commitments and/or Loans to an Affiliate or other third party in accordance with Section 9.04. If no such transfer is effected in accordance with the preceding sentence, such GBSA Lender shall give written notice thereof to the Borrower and the Administrative Agent (a “GBSA Final Notice”), whereupon (i) all of the obligations (including outstanding principal of its Loans and participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, collectively, the “GBSA Obligations”) owed to such GBSA Lender hereunder and under the Loans shall become due and payable, and the Borrower shall repay the GBSA Obligations, on the tenth Business Day immediately after the date of such GBSA Final Notice (such date being the “Initial GBSA Termination Date”) and, for the avoidance of doubt, such repayment shall not be subject to the terms and conditions of Section 2.08, 2.10, 2.15, 2.17(c) or 2.17(d) to the extent that there are no outstanding amounts due and payable to the other Lenders at such date and (ii) the Commitments of such GBSA Lender shall terminate on the Initial GBSA Termination Date; provided that, notwithstanding the foregoing, prior to such Initial Termination Date and in the event the Borrower in good faith reasonably believes there is a mistake, error or omission in the grounds used to determine such illegality, prohibition or unlawfulness under the GBSA or any corresponding future European legislation that may amend or replace the GBSA in the future or any regulation thereunder, then the Borrower may provide written notice (which written notice shall include a reasonably detailed explanation of the basis of such good faith belief, including, without limitation, all evidence and calculations used in the determination thereof, a

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

“GBSA Consultation Notice”) to that effect, at which point the GBSA Obligations owed to such GBSA Lender hereunder and under the Loans shall not become due and payable, and the Commitments of such GBSA Lender shall not terminate, until the Business Day immediately following the tenth Business Day immediately after the Initial GBSA Termination Date (and the period from, and including, the date of the GBSA Consultation Notice until the tenth Business Day immediately thereafter being the “GBSA Consultation Period”). In the event the Borrower and such GBSA Lender cannot in good faith reasonably agree during the GBSA Consultation Period whether the arrangements contemplated by this Agreement or the Loans have, or will, become illegal, prohibited or otherwise unlawful under the GBSA or any corresponding future European legislation that may amend or replace the GBSA in the future or any regulation thereunder, then all of the GBSA Obligations owed to such GBSA Lender hereunder and under the Loans shall become due and payable, and the Commitments of such GBSA Lender shall terminate, on the Business Day immediately following the last day of such GBSA Consultation Period. For the avoidance of doubt, so long as a GBSA Consultation Period has occurred and is continuing, (i) the Commitments and Revolving Credit Exposure of any GBSA Lender shall be subject to Section 2.18, and the Borrower shall have all rights to replace such GBSA Lender in accordance with Section 2.18(b), (ii) no GBSA Lender shall be required to fund its pro rata share of any Borrowing or acquire participations in any Swingline Loans under Section 2.04(c) or Letters of Credit under Section 2.05(e), (iii) each GBSA Lender shall be deemed to have an Applicable Percentage, Applicable Dollar Percentage and Applicable Multicurrency Percentage of zero for purposes of Sections 2.04(c), 2.05(e) and 2.05(f) and (iv) no GBSA Lender shall be entitled to receive any fee pursuant to Sections 2.11(a) or (b) for any day during the continuance of such GBSA Consultation Period. Notwithstanding anything to the contrary contained herein, no part of the proceeds of any extension of credit hereunder will be used to pay any GBSA Lender or otherwise satisfy any obligation under this Section. To the extent any Swingline Exposure or LC Exposure exists at the time a GBSA Lender’s Loans are repaid in full and such GBSA Lender’s Commitment is cancelled pursuant to this Section 9.22, such Swingline Exposure or LC Exposure shall be reallocated as set forth in Section 2.19, treating for this purpose such GBSA Lender as a Defaulting Lender. Additionally, notwithstanding anything to the contrary herein, during the GBSA Consultation Period, the Revolving Credit Exposure and unused Commitments of any GBSA Lender shall be disregarded in the determination of Required Lenders, Required Lenders of a Class or Required Revolving Lenders.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

Bain Capital Specialty Finance, Inc.

By:
Name:
Title:

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

SUMITOMO MITSUI BANKING CORPORATION, as Administrative Agent, a Swingline Lender, an Issuing Bank and a Lender

By:
Name:
Title:

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

___________________________, as a Lender

By:
Name:
Title:

DOCVARIABLE #DNDocID \* MERGEFORMAT 765655780

Exhibit B to Third Amendment, dated as of May 20, 2024

GUARANTEE AND SECURITY AGREEMENT

GUARANTEE AND SECURITY AGREEMENT dated as of December 24, 2021 (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), among BAIN CAPITAL SPECIALTY FINANCE, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the “Borrower”); each entity (other than the Borrower) set forth on Schedule 2.05 and each other entity that becomes a “SUBSIDIARY GUARANTOR” after the date hereof pursuant to Section 7.04 (collectively, the “Subsidiary Guarantors” and, together with the Borrower, the “Obligors”); SUMITOMO MITSUI BANKING CORPORATION, as administrative agent for the parties defined as “Issuing Banks” and “Lenders” under the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the “Administrative Agent”); each “Financing Agent” or “Designated Indebtedness Holder” that becomes a party hereto after the date hereof pursuant to Section 6.01 hereof; and SUMITOMO MITSUI BANKING CORPORATION, as collateral agent for the Secured Parties referred to below (in such capacity, together with its successors in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, concurrently with the execution and delivery of this Agreement, the Borrower, certain Lenders and Issuing Banks party thereto and the Administrative Agent are entering into a Senior Secured Revolving Credit Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to extend credit (by means of loans and letters of credit) to the Borrower from time to time;

WHEREAS, the Obligors may from time to time after the date hereof wish to incur additional indebtedness permitted under the Credit Agreement that the Borrower designates as “Designated Indebtedness” under this Agreement, which indebtedness is to be entitled to the benefits of this Agreement;

WHEREAS, to induce the Lenders to extend credit to the Borrower under the Credit Agreement, and the holders of such “Designated Indebtedness” to extend other credit to the Obligors, the Borrower wishes to provide (a) for certain of its Subsidiaries from time to time to become parties hereto and to guarantee the payment of the Guaranteed Obligations (as hereinafter defined) and (b) for the Borrower and the Subsidiary Guarantors to provide collateral security for the Secured Obligations (as hereinafter defined);

WHEREAS, the Administrative Agent (on behalf of itself and the Lenders), any Financing Agent (on behalf of itself and the holders of the “Designated Indebtedness” for which it serves as agent, representative or trustee), each Designated Indebtedness Holder that becomes a party hereto pursuant to Section 6.01 and the Collateral Agent (on behalf of itself and the other Secured Parties) are or will be entering into this Agreement for the purpose of setting forth their respective rights to the Collateral (as hereinafter defined); and

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

WHEREAS, the Obligors and the Secured Parties agree that the Collateral Agent shall administer the Collateral, and the Collateral Agent is willing to so administer the Collateral pursuant to the terms and conditions set forth herein;

NOW THEREFORE, the parties hereto agree as follows:

Section 1.
Definitions, Etc.
1.01.
Certain Uniform Commercial Code Terms. As used herein, the terms “Account”, “Chattel Paper”, “Commodity Account”, “Commodity Contract”, “Commodity Intermediary”, “Deposit Account”, “Document”, “Electronic Chattel Paper”, “General Intangible”, “Instrument”, “Investment Property”, “Letter-of-Credit Right”, “Proceeds”, “Promissory Note” and “Tangible Chattel Paper” have the respective meanings set forth in Article 9 of the NYUCC, and the terms “Certificated Security”, “Clearing Corporation”, “Entitlement Holder”, “Financial Asset”, “Indorsement”, “Securities Account”, “Securities Intermediary”, “Security”, “Security Entitlement” and “Uncertificated Security” have the respective meanings set forth in Article 8 of the NYUCC.
1.02.
Additional Definitions. In addition, as used herein:

“Acceleration” means the Secured Obligations of any Secured Party having been declared (or become) due and payable in full in accordance with the applicable Debt Documents following the occurrence and during the continuance of an "event of default" under such Debt Documents by the Borrower and the receipt of any notice and/or expiration of any grace period applicable with respect thereto.

“Administrative Agent” has the meaning given to such term in the preamble.

“Agent Members” means members of, or participants in, a depositary, including the Depositary.

“Agreement” has the meaning given to such term in the preamble.

“Appointed Party” has the meaning specified in Section 5.04.

“Borrower” has the meaning given to such term in the preamble.

“Clearing Corporation Security” means a security that is registered in the name of, or Indorsed to, a Clearing Corporation or its nominee or is in the possession of the Clearing Corporation in bearer form or Indorsed in blank by an appropriate Person.

“Collateral” has the meaning given to such term in Section 4.

“Collateral Agent” has the meaning given to such term in the preamble.

“Collateral Agent Erroneous Payment Subrogation Rights” has the meaning given to such term in Section 9.10(d).

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. Section 1 et seq.), as amended from time to time, and any successor statute, and the rules and regulations thereunder from time to time.

“Control” means “control” as defined in Section 9-104, 9-105, 9-106 or 9-107 of the NYUCC, as applicable.

“Credit Agreement” has the meaning given to such term in the recitals.

“Credit Agreement Obligations” means, collectively, all obligations of the Borrower to the Lenders, the Issuing Banks and the Administrative Agent under the Credit Agreement and the other Loan Documents, including in each case in respect of the principal of and interest on the loans made, or letters of credit issued thereunder, and all reimbursement obligations, obligations pursuant to the Administrative Agent’s Erroneous Payment Subrogation Rights (without duplication of any other Credit Agreement Obligations), fees, indemnification payments and other amounts whatsoever, whether direct or indirect, absolute or contingent, now or hereafter from time to time owing by the Borrower to the Administrative Agent or the Lenders or any of them under or in respect of the Credit Agreement and the other Loan Documents, and including all interest and expenses accrued or incurred subsequent to the commencement of any bankruptcy or insolvency proceeding with respect to the Borrower, whether or not such interest or expenses are allowed as a claim in such proceeding.

“Custodian” means U.S. Bank National Association, or any other financial institution mutually agreeable to the Collateral Agent and the Borrower, as custodian holding Portfolio Investments on behalf of the Obligors, or any successor in such capacity. The term “Custodian” includes any agent or sub-custodian acting on behalf of the Custodian.

“Debt Documents” means, collectively, the Credit Agreement, the Designated Indebtedness Documents, any Hedging Agreement evidencing or relating to any Hedging Agreement Obligations and the Security Documents.

“Deliver”, “Delivered” or “Delivery” (whether to the Collateral Agent or otherwise) means, with respect to any Investment or other Collateral, that such Investment or other Collateral is held, registered or covered by a recorded UCC-1 financing statement as described below, in each case in a manner reasonably satisfactory to the Collateral Agent (it being agreed that, until the Collateral Agent advises the Borrower in writing with reasonable specificity that it is not satisfied, the conditions set forth below shall be deemed to have been met):

(a)
subject to clause (m) below, in the case of each Certificated Security (other than a Special Equity Interest, U.S. Government Security or Clearing Corporation Security), that such Certificated Security is either: (i) in the possession of the Collateral Agent and registered in the name of the Collateral Agent (or its nominee) or Indorsed to the Collateral Agent or in blank or (ii) in the possession of the Custodian and registered in the name of the Custodian (or its nominee) or Indorsed to the Custodian or in blank and, in the case of this clause (ii), the Custodian has either (A) agreed to hold such Certificated Security as agent or bailee on behalf of the Collateral Agent or (B) credited the same to a Securities Account for which the Custodian is a

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

Securities Intermediary and has agreed that such Certificated Security constitutes a Financial Asset and that the Collateral Agent has Control over such Securities Account;
(b)
subject to clause (m) below, in the case of each Instrument, that such Instrument is either: (i) in the possession of the Collateral Agent or (ii) in the possession of the Custodian where the Custodian has either: (x) agreed to hold such Instrument as agent or bailee on behalf of the Collateral Agent or (y) credited the same to a Securities Account for which the Custodian is a Securities Intermediary and has agreed that such Instrument constitutes a Financial Asset and that the Collateral Agent has Control over such Securities Account;
(c)
subject to clause (m) below, in the case of each Uncertificated Security (other than a Special Equity Interest, U.S. Government Security or Clearing Corporation Security), that such Uncertificated Security is either: (i) registered on the books of the issuer thereof to the Collateral Agent (or its nominee), (ii) registered on the books of the issuer thereof to the Custodian (or its nominee) and the Custodian has credited the same to a Securities Account for which the Custodian is a Securities Intermediary and has agreed that such Uncertificated Security constitutes a Financial Asset and that the Collateral Agent has Control over such Securities Account; or (iii) registered on the books of the issuer thereof to the applicable Obligor but subject to an agreement among such Obligor, the issuer thereof and the Collateral Agent substantially in the form of Exhibit B hereto or in such other form approved by the Collateral Agent that provides the Collateral Agent has Control over such Uncertificated Security;
(d)
subject to clause (m) below, in the case of each Clearing Corporation Security, that such Clearing Corporation Security is either: (i) credited to a Securities Account of the Custodian at such Clearing Corporation (and, if a Certificated Security, so held in the possession of such Clearing Corporation or of an agent or custodian on its behalf) or (ii) credited to a Securities Account of a Securities Intermediary that directly or indirectly holds Clearing Corporation Securities at such Clearing Corporation (and, if a Certificated Security, so held in the possession of such Clearing Corporation, or of an agent or custodian on its behalf) and the Security Entitlement of the Custodian in such Clearing Corporation Securities Account has been credited by the Custodian to a Securities Account for which the Custodian is a Securities Intermediary and the Custodian has agreed that such Security constitutes a Financial Asset and that the Collateral Agent has Control over such Securities Account;
(e)
[reserved];
(f)
in the case of each U.S. Government Security, that such U.S. Government Security is either: (i) credited to a Securities Account of the Collateral Agent at a Federal Reserve Bank or (ii) credited to a Securities Account of the Custodian at a Federal Reserve Bank and the Security Entitlement of the Custodian in such Federal Reserve Bank Securities Account has been credited by the Custodian to a Securities Account for which the Custodian is a Securities Intermediary and the Custodian has agreed that such U.S. Government Security constitutes a Financial Asset and that the Collateral Agent has Control over such Securities Account;
(g)
subject to clause (m) below, in the case of a Special Equity Interest constituting a Certificated Security, that the holder of the first Lien on such Certificated Security

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

has possession of such Certificated Security in the United States (which has been registered in the name of such holder (or its nominee) or Indorsed to such holder or in blank) and has agreed to deliver the certificates evidencing such Certificated Security directly to the Collateral Agent upon the discharge of such Lien and has acknowledged in writing that it also holds such certificates for the Collateral Agent subject to such Lien (it being understood that, upon receipt of any such Certificated Security, if so requested by the Borrower, the Collateral Agent shall deliver the same to the Custodian to be held in accordance with the provisions of clause (a) above) and, in the case of a Special Equity Interest constituting an Uncertificated Security, that the holder of the first Lien on such Uncertificated Security has been registered as the holder thereof on the books of the issuer thereof, the issuer thereof has agreed that it will comply with instructions originated by the holder of the first Lien (or its nominee) to the exclusion of and without further consent by the registered owner thereof and acknowledged in writing that it also holds such Uncertificated Security for the Collateral Agent subject to such Lien;
(h)
in the case of any Tangible Chattel Paper, that the original of such Tangible Chattel Paper is either: (i) in the possession of the Collateral Agent in the United States or (ii) in the possession of the Custodian in the United States under an arrangement where the Custodian has either: (x) agreed to hold such Tangible Chattel Paper as agent or bailee on behalf of the Collateral Agent, or (y) credited the same to a Securities Account for which the Custodian is a Securities Intermediary and has agreed that such Tangible Chattel Paper constitutes a Financial Asset and that the Collateral Agent has Control over such Securities Account and in each case any agreements that constitute or evidence such Tangible Chattel Paper are free of any marks or notations indicating that it is then pledged, assigned or otherwise conveyed to any Person other than the Collateral Agent (or the relevant Obligor);
(i)
in the case of each General Intangible (including any participation in a debt obligation, and any Commodity Contract) of an Obligor organized in the United States, that such General Intangible falls within the collateral description of a UCC-1 financing statement, naming the relevant Obligor as debtor and the Collateral Agent as secured party and filed (x) in the jurisdiction of organization or formation of such relevant Obligor, in the case of an Obligor that is a “registered organization” (as defined in Article 9 of the NYUCC) or (y) in such other filing office as may be required for perfection by filing under the Uniform Commercial Code as in effect in the relevant jurisdiction, in the case of any other Obligor;
(j)
in the case of each General Intangible (including any participation in a debt obligation) of an Obligor not organized in the United States, that such Obligor shall have taken such action as shall be reasonably necessary to accord the Collateral Agent rights substantially equivalent to a perfected first-priority security interest (subject to Permitted Liens) in such General Intangible under the NYUCC;
(k)
in the case of any Deposit Account, Securities Account or Commodity Account, (i) that the bank, Securities Intermediary or Commodity Intermediary at which such Deposit Account, Securities Account or Commodity Account, as applicable, is maintained has agreed in an account control agreement in form and substance reasonably acceptable to the Collateral Agent that the Collateral Agent has Control over such Deposit Account, Securities

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

Account or Commodity Account, or (ii) that such Deposit Account, Securities Account or Commodity Account is the name of the Collateral Agent or (iii) that such Deposit Account, Securities Account or Commodity Account is in the name of the Custodian and the Custodian has credited its rights in respect of such Deposit Account, Securities Account or Commodity Account (the “Underlying Accounts”) to a Securities Account for which the Custodian is a Securities Intermediary and the Custodian has agreed in an account control agreement in form and substance reasonably acceptable to the Collateral Agent that the rights of the Custodian in the assets credited to such Underlying Accounts constitute a Financial Asset and that the Collateral Agent has Control over such Securities Account;
(l)
in the case of any money (regardless of currency), that such money has been deposited or credited to a Deposit Account or Securities Account over which the Collateral Agent has Control as described in clause (k) above;
(m)
in the case of any Certificated Security, Instrument, Uncertificated Security or Special Equity Interest, either physically located outside of the United States or issued by a Person organized outside of the United States, that the relevant Obligor has taken such additional actions as shall be necessary under applicable law or as shall be reasonably requested by the Collateral Agent under applicable law to accord the Collateral Agent rights substantially equivalent to those accorded to a secured party under the NYUCC that has possession or control of such Certificated Security, Instrument, Uncertificated Security or Special Equity Interest; and
(n)
in the case of each Investment not of a type covered by the foregoing clauses (a) through (m) that such Investment (to the extent required to be “Delivered” pursuant to Section 7.01) has been transferred as collateral security to the Collateral Agent in accordance with applicable law and regulation.

“Depositary” means The Depository Trust Company, its nominees and their respective successors.

“Designated Indebtedness” means any Secured Longer-Term Indebtedness or Secured Shorter-Term Indebtedness, in each case (including, without limitation, any prepayment penalty, premium, make-whole fee or similar amounts owed in connection with such indebtedness) under and as defined in the Credit Agreement that has been designated by the Borrower at the time of the incurrence thereof as “Designated Indebtedness” for purposes of this Agreement in accordance with the requirements of Section 6.01, regardless of whether such Designated Indebtedness shall continue to constitute Secured Longer-Term Indebtedness or Secured Shorter-Term Indebtedness as applicable.

“Designated Indebtedness Documents” means, in respect of any Designated Indebtedness, all agreements, instruments or documents pursuant to which such Designated Indebtedness shall be incurred or otherwise governing the terms or conditions thereof.

“Designated Indebtedness Holders” means, in respect of any Designated Indebtedness, the Persons from time to time holding such Designated Indebtedness.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

“Designated Indebtedness Obligations” means, collectively, in respect of any Designated Indebtedness, all obligations of each Obligor to any Designated Indebtedness Holder or Financing Agent under the Designated Indebtedness Documents relating to such Designated Indebtedness, including in each case in respect of the principal of and interest on the loans made, letters of credit issued and any notes or other instruments issued thereunder, all reimbursement obligations, fees, indemnification payments and other amounts whatsoever, whether direct or indirect, absolute or contingent, now or hereafter from time to time owing by such Obligor to any Designated Indebtedness Holder or any Financing Agent or any of them under or in respect of such Designated Indebtedness Documents, and including all interest and expenses accrued or incurred subsequent to the commencement of any bankruptcy or insolvency proceeding with respect to such Obligor, whether or not such interest or expenses are allowed as a claim in such proceeding.

“Designated Subsidiary Liens” has the meaning specified in Section 10.03(e)(iv).

“Erroneous Payment” has the meaning given to such term in Section 9.10(a).

“Erroneous Payment Deficiency Assignment” has the meaning given to such term in Section 9.10(d).

“Erroneous Payment Impacted Class” has the meaning given to such term in Section 9.10(d).

“Erroneous Payment Return Deficiency” has the meaning given to such term in Section 9.10(d).

“Excluded Accounts” means, with respect to Deposit Accounts, Securities Accounts or Commodity Accounts, (i) any account exclusively used for payroll, payroll taxes and other employee wage, health and benefit payments, including pension fund and 401(k) accounts, (ii) any withholding tax or fiduciary account, (iii) any account for which the Obligor is the servicer or an agent or administrative agent for another Person or Persons and do not otherwise hold any Collateral included in the Borrowing Base, (iv) any fiduciary account or any trust account maintained solely on behalf of another Person, including any accounts for a Portfolio Investment, an Excluded Asset, a Financing Subsidiary or an Immaterial Subsidiary, (v) for the avoidance of doubt, any “escrow” or analogous account in which an Obligor has an interest, (vi) any account which holds collateral posted as margin to secure any Designated Swap or Hedging Agreement and does not hold any Collateral, any account that solely holds Excluded Assets that are not Collateral.

“Excluded Swap Obligation” means, with respect to any Subsidiary Guarantor, any Hedging Agreement Obligation if, and to the extent that, all or a portion of the Guarantee of such Subsidiary Guarantor of, or the grant by such Subsidiary Guarantor of a security interest to secure, such Hedging Agreement Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Subsidiary Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the rules, regulations or orders related thereto

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

(determined after giving effect to Section 3.08 and any other “keepwell, support or other agreement” for the benefit of such Subsidiary Guarantor and any and all guarantees of such Subsidiary Guarantor’s Hedging Agreement Obligations by other Obligors) at the time the Guarantee of such Subsidiary Guarantor, or a grant by such Subsidiary Guarantor of a security interest, becomes effective with respect to such Hedging Agreement Obligation. If a Hedging Agreement Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Hedging Agreement Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes excluded in accordance with the first sentence of this definition.

“Financing Agent” means, in respect of any Designated Indebtedness, any agent, representative or trustee for the holders of such Designated Indebtedness.

“Guarantee Assumption Agreement” means a Guarantee Assumption Agreement substantially in the form of Exhibit B hereto (or such other form as is reasonably acceptable to the Collateral Agent), between the Collateral Agent and an entity that, pursuant to Section 7.04, is required to become a “Subsidiary Guarantor” hereunder (with such changes as the Collateral Agent shall reasonably request, consistent with the requirements of Section 7.04 or to which the Collateral Agent shall otherwise consent).

“Guaranteed Obligations” means, collectively, the Credit Agreement Obligations, the Designated Indebtedness Obligations and the Hedging Agreement Obligations; provided that “Guaranteed Obligations” shall exclude any Excluded Swap Obligations.

“Hedging Agreement Obligations” means, collectively, all obligations of any Obligor to any Lender (or any Affiliate thereof) under any Hedging Agreement including in each case all fees, indemnification payments and other amounts whatsoever, whether direct or indirect, absolute or contingent, now or hereafter from time to time owing by such Obligor to such Lender (or any Affiliate thereof) under such Hedging Agreement, and including all interest and expenses accrued or incurred subsequent to the commencement of any bankruptcy or insolvency proceeding with respect to such Obligor, whether or not such interest or expenses are allowed as a claim in such proceeding; provided that, for any such obligations to constitute Hedging Agreement Obligations for purposes hereof, (i) the Lender (or its Affiliate) and the Borrower (or any other Obligor) shall have delivered written notice to the Collateral Agent to the effect that such Lender (or Affiliate) and the Borrower (or such Obligor) have entered into a Hedging Agreement governing one or more hedging arrangements and the obligations arising thereunder shall constitute Hedging Agreement Obligations hereunder and (ii) such Lender (or Affiliate) irrevocably appoints and authorizes Collateral Agent to act as its agent with respect to such Hedging Agreement Obligations with such powers as are specifically delegated to the Collateral Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto.

Notwithstanding the foregoing, the Borrower may, at its option, elect that a Hedging Agreement that would otherwise be entitled to the benefits of this Agreement, and that would otherwise give rise to Hedging Agreement Obligations hereunder, not be treated as a Hedging Agreement, and not give rise to Hedging Agreement Obligations, hereunder. Such election shall

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

be effected by delivery by the Borrower to the Collateral Agent of a notice to such effect, confirmed in writing by the respective hedge counterparty party to such Hedging Agreement.

For purposes hereof, it is understood that any obligations of any Obligor to a Person arising under a Hedging Agreement evidencing or relating to any Hedging Agreement Obligations entered into at the time such Person (or an Affiliate thereof) is a “Lender” party to the Credit Agreement shall nevertheless continue to constitute Hedging Agreement Obligations for purposes hereof, notwithstanding that such Person (or its Affiliate) may have assigned all of its Loans and other interests in the Credit Agreement and therefore, at the time a claim is to be made in respect of such obligations, neither such Person nor any of its Affiliates is a “Lender” party to the Credit Agreement; provided that, neither such Person nor any such Affiliate shall be entitled to the benefits of this Agreement (and such obligations shall not constitute Hedging Agreement Obligations hereunder) unless, at or prior to the time it ceased to be a Lender hereunder, it shall have notified the Collateral Agent in writing of the existence of such agreement and the Borrower shall have elected that such Hedging Agreement be entitled to the benefits of this Agreement. Solely for purposes of Section 8.06, any references to “obligations” owed by any Person under a Hedging Agreement shall refer to the amount that would be required to be paid by such Person if such Hedging Agreement were terminated at such time (after giving effect to any netting agreement) less any collateral posted in support thereof.

Any Hedging Agreement being secured by this Agreement shall not create in favor of any Lender or any Affiliate thereof that is a party thereto, except as expressly provided herein, (i) any rights in connection with the management or release of any Collateral or of the obligations of any Obligor under this Agreement or (ii) any rights to consent to any amendment, waiver, or other matter under this Agreement or any other Loan Document. Notwithstanding anything to the contrary in this Agreement or any other Loan Document, as applicable, no provider or holder of any Hedging Agreement Obligations (other than in its capacity as Administrative Agent, Collateral Agent or Lender to the extent applicable) has any individual right to enforce this Agreement or bring any remedies with respect to any Lien on Collateral granted pursuant to the Loan Documents. By accepting the benefits of this Agreement, such party shall be deemed to have appointed the Collateral Agent as its agent and agreed to be bound by this Agreement as a Secured Party, subject to the limitations set forth in the preceding sentence.

“Indemnitee” has the meaning given to such term in Section 9.05.

“Indorsed” means, with respect to any Certificated Security or any Instrument, that such Certificated Security or Instrument has been assigned or transferred to the applicable transferee pursuant to an effective Indorsement.

“Lenders” means any Lender, or any Issuing Bank or Swingline Lender, that is from time to time party to the Credit Agreement.

“Notice of Designation” has the meaning specified in Section 6.01.

“NYUCC” means the Uniform Commercial Code as in effect from time to time in the State of New York.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

“Obligors” has the meaning given to such term in the preamble.

“Payment Recipient” has the meaning given to such term in Section 9.10(a).

“Permitted Encumbrances” means any Liens not prohibited by the provisions of the Credit Agreement and any Designated Indebtedness Document, including with respect to a Special Equity Interest any Lien in favor of a creditor of the issuer of such Special Equity Interest as contemplated by the definition of such term in the Credit Agreement.

“Pledged Account” has the meaning given to such term in Section 4.

“Qualified ECP Subsidiary Guarantor” means, in respect of any Hedging Agreement Obligations, (a) each Subsidiary Guarantor with total assets exceeding $10,000,000 at the time the relevant guaranty or grant of the relevant security interest becomes effective with respect to such Hedging Agreement Obligations or (b) such other person that (i) qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act or any rules, regulations or orders promulgated thereunder or (ii) can cause another person to qualify as an “eligible contract participant” at such time by entering into a “keepwell, support, or other agreement” as contemplated by Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Required Secured Parties” means (a) so long as no Trigger Event has occurred and is continuing, the Required Lenders or (b) if a Trigger Event shall have occurred and be continuing, Secured Parties holding more than 50% of the aggregate outstanding principal amount of the Credit Agreement Obligations, the Designated Indebtedness Obligations and the Hedging Agreement Obligations.

“Secured Obligations” means, collectively, (a) in the case of the Borrower, the Credit Agreement Obligations, the Designated Indebtedness Obligations and the Hedging Agreement Obligations, (b) in the case of each Subsidiary Guarantor, the obligations of such Subsidiary Guarantor in respect of the Guaranteed Obligations pursuant to Section 3.01, the Designated Indebtedness Obligations of such Subsidiary Guarantor and the Hedging Agreement Obligations of such Subsidiary Guarantor (if such Subsidiary Guarantor is a primary guarantor) and (c) in the case of all Obligors, all present and future obligations of the Obligors to the Secured Parties, or any of them, hereunder or under any other Security Document; provided that “Secured Obligations” shall include obligations to the Collateral Agent’s Collateral Agent Erroneous Payment Subrogation Rights (without duplication of any other Secured Obligations) but shall exclude any Excluded Swap Obligations.

“Secured Party” means, collectively, the Lenders, the Administrative Agent, each Designated Indebtedness Holder, each Financing Agent, each Person that is not a Lender and is owed a Hedging Agreement Obligation of the type described in, and subject to the conditions set forth in, the second paragraph of the definition of “Hedging Agreement Obligations” and the Collateral Agent.

“Specified Actions” has the meaning specified in Section 5.04.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

“Specified Investment” means any "Portfolio Investment" under and as defined in the Credit Agreement or any Designated Indebtedness Document.

“Specified Obligor” means any Obligor that is not an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 3.08).

“Subsidiary Guarantors” has the meaning given to such term in the preamble.

“Trigger Event” means any of the following events or conditions:

(o)
Acceleration of Secured Obligations representing 66-2/3% or more of the aggregate Secured Obligations at the time outstanding;
(p)
an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of any Obligor or its debts, or of a substantial part of its assets, under any Federal or state bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Obligor or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed and unstayed for a period of 60 or more days or an order or decree approving or ordering any of the foregoing shall be entered; or
(q)
any Obligor shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal or state bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (b) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Obligor or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any corporate or other action to authorize or effectuate any of the foregoing.

“Underlying Accounts” has the meaning given to such term in the definition of the term “Deliver”.

1.03.
Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, capitalized terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.
1.04.
Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

or other document as from time to time amended, restated, amended and restated, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or therein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to any restrictions on such successors and assigns set forth herein or therein), (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections, Exhibits and Schedules shall be construed to refer to Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
Section 2.
Representations and Warranties. Each Obligor represents and warrants to the Secured Parties that:
2.01.
Organization. Such Obligor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or formation.
2.02.
Authorization; Enforceability. The execution, delivery and performance of this Agreement, and the granting of the Liens contemplated hereunder, are within such Obligor’s corporate or other powers and have been duly authorized by all necessary corporate or other action, and, if required, by all necessary shareholder action. This Agreement has been duly executed and delivered by such Obligor and constitutes a legal, valid and binding obligation of such Obligor, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
2.03.
Governmental Approvals; No Conflicts. The execution, delivery and performance of this Agreement, and the granting of the Liens contemplated hereunder, (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority except for (i) such as have been or will be obtained or made and are in full force and effect and (ii) filings and recordings in respect of the Liens created pursuant hereto or the other Security Documents, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of any Obligor or any order of any Governmental Authority, (c) will not violate or result in a default in any material respect under any indenture, agreement or other instrument binding upon any Obligor or any of its assets, or give rise to a right thereunder to require any payment to be made by any such Person and (d) except for the Liens created pursuant hereto or the other Security Documents, will not result in the creation or imposition of any Lien on any asset of any Obligor (other than any Permitted Encumbrances).
2.04.
Title. Such Obligor is the beneficial owner of the Collateral in which a security interest is granted by such Obligor hereunder (other than, with respect to any Portfolio Investment in which any Obligor has sold a participation therein to a Person that is not an Obligor, to the extent of such participation) and no Lien exists upon such Collateral other than (a) the

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

security interest created or provided for herein or in the other Security Documents, which security interest constitutes a valid first and prior perfected Lien on the Collateral (subject to any Permitted Encumbrances) and (b) other Liens not prohibited by the provisions of the Credit Agreement and any other Debt Document, including Permitted Encumbrances.
2.05.
Names, Etc. The full and correct legal name, type of organization, jurisdiction of organization, and mailing address of each Obligor as of the date hereof are correctly set forth in Schedule 2.05 (and such information for each Subsidiary Guarantor that becomes party hereto after the date hereof, as of the date of the Guarantee Assumption Agreement referred to below, is correctly set forth in the supplement to Schedule 2.05 hereto in Appendix A to the Guarantee Assumption Agreement executed and delivered by such Subsidiary Guarantor pursuant to Section 7.04).
2.06.
Changes in Circumstances. No Obligor has (a) within the period of four months prior to the date hereof (or, in the case of any Subsidiary Guarantor that becomes party hereto after the date hereof, within the period of four months prior to the date it becomes a party hereto pursuant to a Guarantee Assumption Agreement), changed its location (as defined in Section 9-307 of the NYUCC), (b) as of the date hereof (or, with respect to any Subsidiary Guarantor that becomes party hereto after the date hereof, as of the date it becomes a party hereto pursuant to a Guarantee Assumption Agreement), changed its name or (c) as of the date hereof (or, with respect to any Subsidiary Guarantor that becomes party hereto after the date hereof, as of the date it becomes a party hereto pursuant to a Guarantee Assumption Agreement), become a “new debtor” (as defined in Section 9-102(a)(56) of the NYUCC) with respect to a currently effective security agreement previously entered into by any other Person and binding upon such Obligor as a debtor, in each case except as notified in writing to the Collateral Agent on or prior to the date hereof (or, in the case of any Subsidiary Guarantor that becomes party hereto after the date hereof, on or prior to the date it becomes a party hereto pursuant to a Guarantee Assumption Agreement).
2.07.
Promissory Notes. Schedule 2.07 hereto sets forth a complete and correct list of all Promissory Notes that are Pledged Investments (other than any previously delivered to the Custodian, held in a Securities Account referred to in Schedule 2.08 or issued by an Obligor in favor of another Obligor) held by the Borrower on the date hereof (or, with respect to any Subsidiary Guarantor that becomes party hereto after the date hereof, held by such Subsidiary Guarantor on the date it becomes a party hereto pursuant to a Guarantee Assumption Agreement) and each having an aggregate unpaid principal amount in excess of $1,000,000.
2.08.
Deposit Accounts, Securities Accounts and Commodity Accounts. Schedule 2.08 sets forth a complete and correct list of all Deposit Accounts, Securities Accounts and Commodity Accounts of the Borrower on the date hereof (and, with respect to any Subsidiary Guarantor that becomes party hereto after the date hereof, of such Subsidiary Guarantor on the date it becomes a party hereto pursuant to a Guarantee Assumption Agreement), except for any Excluded Account.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

Section 3.
Guarantee.
3.01.
The Guarantee. The Subsidiary Guarantors hereby jointly and severally guarantee to the Collateral Agent for the benefit of each of the Secured Parties and their respective successors and permitted assigns the prompt payment in full when due (whether at stated or extended maturity, by acceleration or otherwise) of the Guaranteed Obligations. The Subsidiary Guarantors hereby further jointly and severally agree that if the Borrower shall fail to pay in full when due (whether at stated maturity or extended maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Subsidiary Guarantors will jointly and severally pay the same without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.
3.02.
Obligations Unconditional. The obligations of the Subsidiary Guarantors under Section 3.01 are irrevocable, absolute and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of the Borrower under this Agreement, the other Debt Documents or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 3 that the obligations of the Subsidiary Guarantors hereunder shall be absolute and unconditional under any and all circumstances other than the payment in full in cash of the Guaranteed Obligations (other than unasserted contingent indemnities and similar obligations that survive the termination thereof). Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Subsidiary Guarantors hereunder, which shall remain absolute and unconditional as described above:
(a)
at any time or from time to time, without notice to the Subsidiary Guarantors, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;
(b)
any of the acts mentioned in any of the provisions of this Agreement, the other Debt Documents or any other agreement or instrument referred to herein or therein shall be done or omitted;
(c)
the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under this Agreement, the other Debt Documents or any other agreement or instrument referred to herein or therein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or
(d)
any Lien or security interest granted to, or in favor of, any Secured Party as security for any of the Guaranteed Obligations shall fail to be perfected.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

The Subsidiary Guarantors hereby expressly waive diligence, presentment, demand of payment, protest and all notices whatsoever (in each case, other than any notice provided for in any Debt Document), and any requirement that any Secured Party exhaust any right, power or remedy or proceed against the Borrower under this Agreement, the other Debt Documents or any other agreement or instrument referred to herein or therein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

3.03.
Reinstatement. The obligations of the Subsidiary Guarantors under this Section 3 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Subsidiary Guarantors jointly and severally agree that they will reimburse the Secured Parties on demand for all reasonable and documented out-of-pocket costs and expenses (with respect to legal expenses, limited to reasonable and documented out-of-pocket fees and other charges of one outside counsel for the Secured Parties collectively (and, if reasonably necessary, of one local counsel in any appropriate jurisdiction for all Secured Parties collectively, and additional counsel should a conflict of interest arise) actually incurred by the Secured Parties in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.
3.04.
Subrogation. The Subsidiary Guarantors hereby jointly and severally agree that until the payment and satisfaction in full in cash of all Guaranteed Obligations (other than unasserted contingent indemnities and similar obligations that survive the termination of the Debt Documents), and the expiration, termination, backstop or other satisfaction to the extent provided in the applicable Debt Document of all letters of credit or commitments to extend credit to the Borrower under all Debt Documents, they shall not exercise any right or remedy arising by reason of any performance by them of their guarantee in Section 3.01, whether by subrogation or otherwise, against the Borrower or any other guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations.
3.05.
Remedies. The Subsidiary Guarantors jointly and severally agree that, as between the Subsidiary Guarantors and the Secured Parties, a Guaranteed Obligation may be declared to be forthwith due and payable as provided in the respective Debt Document therefor including, in the case of the Credit Agreement, Article VII thereof (and shall be deemed to have become automatically due and payable in the circumstances provided therein including, in the case of the Credit Agreement, such Article VII) for purposes of Section 3.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Borrower or any Subsidiary Guarantors and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Borrower) shall forthwith become due and payable by the Subsidiary Guarantors for purposes of Section 3.01.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

3.06.
Continuing Guarantee. The guarantee in this Section 3 is a continuing guarantee of payment (and not of collection), and shall apply to all Guaranteed Obligations whenever arising.
3.07.
General Limitation on Guarantee Obligations. In any action or proceeding involving any state corporate or other law, or any federal or state bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Subsidiary Guarantor under Section 3.01 would otherwise be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under Section 3.01, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Subsidiary Guarantor, any Secured Party or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.
3.08.
Keepwell. Each Subsidiary Guarantor that is a Qualified ECP Subsidiary Guarantor at the time the guarantee in this Section 3 or the grant of the security interest hereunder, in each case, by any Specified Obligor, becomes effective with respect to any Hedging Agreement Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Obligor with respect to such Hedging Agreement Obligation as may be needed by such Specified Obligor from time to time to honor all of its obligations under its guarantee in this Section 3 and the other Loan Documents in respect of such Hedging Agreement Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Subsidiary Guarantor’s obligations and undertakings under this Section 3 voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified ECP Subsidiary Guarantor under this Section 3 shall remain in full force and effect until the Secured Obligations have been indefeasibly paid and performed in full (other than unasserted contingent indemnities and similar obligations that survive the termination of the Debt Documents). Each Qualified ECP Subsidiary Guarantor intends this Section 3 to constitute, and this Section 3 shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Obligor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
Section 4.
Collateral. As collateral security for the payment in full when due (whether at stated or extended maturity, by acceleration or otherwise) of its Secured Obligations, each Obligor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a security interest in all of such Obligor’s right, title and interest in, to and under the following property, in each case whether tangible or intangible, wherever located, and whether now owned by such Obligor or hereafter acquired and whether now existing or hereafter coming into existence (all of the property described in this Section 4 (other than Excluded Collateral) being collectively referred to herein as “Collateral”):
(a)
to the extent constituting Investments or Proceeds thereof all Accounts, all Chattel Paper, all Documents, all General Intangibles and all Instruments (including all Promissory

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

Notes) and all Securities not otherwise credited to a Securities Account (each, a “Pledged Investment”);
(b)
all Letter-of-Credit Rights where the underlying letter of credit supports any Collateral described in clause (a) of this Section 4;
(c)
all Deposit Accounts, Securities Accounts (including Security Entitlements with respect thereto and Financial Assets carried therein) and Commodity Accounts (including Commodity Contracts carried therein) specified in Schedule 4 hereto each, a “Pledged Account”) as such schedule may be amended, modified or supplemented from time to time without the consent of any Secured Party by notice to the Collateral Agent; provided that any such amendment, modification or supplement that would have the effect of releasing any Pledged Account (other than any such change to effect a release of Collateral pursuant to Section 10.03) will require the consent of the Collateral Agent (which consent, in the case of the release of a Pledged Account that qualifies or, upon its release, will qualify as an Excluded Account, shall not be unreasonably withheld);
(d)
to the extent related to any Collateral described in clauses (a), (b) and (c) above, all books, correspondence, credit files, records, invoices and other papers (including all tapes, cards, computer runs and other papers and documents in the possession or under the control of such Obligor or any computer bureau or service company from time to time acting for such Obligor); and
(e)
all Proceeds of any of the foregoing Collateral;

PROVIDED, HOWEVER, that (A) in no event shall the term “Collateral” include or the security interest granted under this Section 4 attach to (i) any Deposit Account, Securities Account or Commodity Account that is not specified on Schedule 4 hereto, (ii) any contract, property rights, Equity Interests, obligation, instrument or agreement to which an Obligor is a party (or to any of its rights or interests thereunder) if the grant (or perfection or enforcement) of such security interest would constitute or result in either (x) the abandonment, invalidation or unenforceability of any right, title or interest of such Obligor therein or (y) a breach or termination pursuant to the terms of, or a default under, any such contract, property rights, Equity Interests, obligation, instrument or agreement (other than to the extent that any such term would be rendered ineffective by Section 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code as in effect in the relevant jurisdiction), (iii) any Equity Interests in Permitted CLO Issuers and Financing Subsidiaries to the extent the Equity Interests in such Permitted CLO Issuer or Financing Subsidiary is required to be released pursuant to Section 10.03(e)(iv), (iv) any Equity Interests in any Foreign Subsidiary in excess of 65% of any class of Equity Interests of such Foreign Subsidiary, (v) any assets that are directly-held or indirectly-held by a Foreign Subsidiary or by a Financing Subsidiary, (vi) any assets with respect to which applicable law prohibits the creation or perfection of such security interests therein (other than to the extent that any such prohibition is rendered ineffective by Section 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code as in effect in the relevant jurisdiction), (vii) any Equity Interest in a Portfolio Investment that is issued as an “equity kicker” to holders of subordinated debt and such Equity Interest is pledged to secure senior debt of such Portfolio Investment to the extent required thereby, (viii) any intent-to-use application for United

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

States trademark registration, (ix) any Excluded Account that is not listed on Schedule 4 hereto or which has been removed therefrom with the consent of the Collateral Agent pursuant to Section 4(c), (x) any property that, were it “Collateral” hereunder, would be subject to release pursuant to Section 10.03 (including Financing Subsidiaries and Immaterial Subsidiaries released pursuant to Section 10.03(e)(ii)), (xi) any debt Investment (excluding any Portfolio Investment) in a Controlled Foreign Corporation with respect to which applicable law would create adverse tax consequences in connection with the creation or perfection of security interests therein, (xii) any real property, (xiii) any property that is a Transferred Asset or subject to a Back-to-Back Transaction permitted under the Credit Agreement and other Debt Documents, (xiv) at any time an Obligor or a joint venture of an Obligor has entered into an agreement in writing with a non-Affiliate third party that the applicable Obligor is not permitted to grant a security interest in such Obligor’s interests in such joint venture, such Obligor’s interests in such joint venture or (xv) any Excluded Asset identified by the Borrower to the Administrative Agent and Collateral Agent as being held for purposes of satisfying U.S. or EU risk retention rules, solely to the extent that, and for so long as, such Excluded Asset is held by an Obligor for such purposes and (B) the Obligors may, by notice to the Collateral Agent, exclude from the grant of a security interest provided above in this Section 4 (and exclude from the definition of “Collateral”), any Special Equity Interests designated by the Borrower in reasonable detail to the Collateral Agent in such notice (it being understood that the Borrower may at any later time rescind any such designation by similar notice to the Collateral Agent) (the assets described in clauses (A) and (B), collectively, the “Excluded Collateral”).

Section 5.
Certain Agreements Among Secured Parties.
5.01.
Priorities; Additional Collateral; Sharing of Guarantees and Liens.

(a) Pari Passu Status of Obligations. Each Secured Party by acceptance of the benefits of this Agreement and the other Security Documents agrees that their respective interests in the Security Documents and the Collateral shall rank pari passu and that the Secured Obligations shall be equally and ratably secured by the Security Documents, and all payments received through the exercise of remedies in respect of the Debt Documents shall be shared ratably, in each case subject to the terms hereof and the priority of payment established in Section 8.06.

(b) Sharing of Guarantees and Liens. Each Secured Party by acceptance of the benefits of this Agreement and the other Security Documents agrees that (i) such Secured Party will not accept from any Subsidiary of the Borrower any guarantee of any of the Guaranteed Obligations unless such Subsidiary simultaneously guarantees the payment of all of the Guaranteed Obligations owed to all Secured Parties and (ii) such Secured Party will not hold, take, accept or obtain any Lien upon any assets of any Obligor or any Subsidiary of the Borrower to secure the payment and performance of the Secured Obligations except and to the extent that such Lien is in favor of the Collateral Agent pursuant to this Agreement or another Security Document to which the Collateral Agent is a party for the benefit of all of the Secured Parties as provided herein.

Anything in this Section 5.01, or any other provision of this Agreement, to the contrary notwithstanding, this Agreement shall be inapplicable to any debtor-in-possession financing that

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

may be provided by any Secured Party to the Borrower or any of its Subsidiaries in any federal or state bankruptcy or insolvency proceeding, and no consent or approval of any other Secured Party shall be required as a condition to the provision by any Secured Party of any such financing, and no other Secured Party shall be entitled to share in any Lien upon any Collateral granted to any Secured Party to secure repayment of such debtor-in-possession financing; provided, that no Secured Party shall be barred from objecting to any such financing on the basis of adequate protection or any other grounds.

5.02.
Turnover of Collateral. If a Secured Party acquires custody, control or possession of any Collateral or the Proceeds therefrom, other than pursuant to the terms of this Agreement, such Secured Party shall promptly (but in any event within five (5) Business Days) cause such Collateral or Proceeds to be Delivered in accordance with the provisions of this Agreement. Until such time as such Secured Party shall have complied with the provisions of the immediately preceding sentence, such Secured Party shall be deemed to hold such Collateral or Proceeds in trust for the benefit of the Collateral Agent.
5.03.
Cooperation of Secured Parties. Each Secured Party will cooperate with the Collateral Agent and with each other Secured Party in the enforcement of the Liens upon the Collateral and otherwise in order to accomplish the purposes of this Agreement and the Security Documents.
5.04.
Limitation upon Certain Independent Actions by Secured Parties. No Secured Party shall have any right to institute any action or proceeding to enforce any term or provision of the Security Documents or to enforce any of its rights in respect of the Collateral or to exercise any other remedy pursuant to the Security Documents or at law or in equity, for the purpose of realizing on the Collateral, or by reason of jeopardy of any Collateral, or for the execution of any trust or power hereunder (collectively, the “Specified Actions”), unless the Required Secured Parties have delivered written instructions to the Collateral Agent and the Collateral Agent shall have failed to act in accordance with such instructions within thirty (30) days thereafter. In such case but not otherwise, the Required Secured Parties may appoint one Person to act on behalf of the Secured Parties solely to take any of the Specified Actions (the “Appointed Party”), and, upon the acceptance of its appointment as Appointed Party, the Appointed Party shall be entitled to commence proceedings in any court of competent jurisdiction or to take any other Specified Actions as the Collateral Agent might have taken pursuant to this Agreement or the Security Documents (in accordance with the directions of the Required Secured Parties). All parties hereto hereby acknowledge and agree that should the Appointed Party act in accordance with this provision, such Appointed Party will have all the rights, remedies, benefits and powers as are granted to the Collateral Agent pursuant hereto or pursuant to any Security Documents with respect to such Specified Actions, in each case, to the extent permitted by applicable law.
5.05.
No Challenges. In no event shall any Secured Party take any action to challenge, contest or dispute the validity, extent, enforceability, or priority of the Collateral Agent’s Liens hereunder or under any other Security Document with respect to any of the Collateral, or that would have the effect of invalidating any such Lien or support any Person who

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

takes any such action. Each of the Secured Parties agrees that it will not take any action to challenge, contest or dispute the validity, enforceability or secured status of any other Secured Party’s claims against any Obligor (other than any such claim resulting from a breach of this Agreement by a Secured Party, or any challenge, contest or dispute alleging arithmetical error in the determination of a claim), or that would have the effect of invalidating any such claim, or support any Person who takes any such action.
5.06.
Rights of Secured Parties as to Secured Obligations. Notwithstanding any other provision of this Agreement, the right of each Secured Party to receive payment of the Secured Obligations held by such Secured Party when due (whether at the stated or extended maturity thereof, by acceleration or otherwise) as expressed in any instrument evidencing or agreement governing such Secured Obligations, or to institute suit for the enforcement of such payment on or after such due date, and the obligation of the Obligors to pay their respective Secured Obligations when due, shall not be impaired or affected without the consent of such Secured Party as required in accordance with the Debt Documents to which such Secured Party is a party or its Secured Obligations are bound; provided that, notwithstanding the foregoing, each Secured Party agrees that it will not attempt to exercise remedies with respect to any Collateral except as provided in this Agreement.
5.07.
Certain Undertakings with respect to Excluded Assets.
(a)
Limitation on Actions against Excluded Assets. Each Secured Party agrees that it shall not and shall not be entitled, whether before or after the occurrence of any Event of Default, to (i) institute against, or join any other Person in instituting against, any SPE Subsidiary or Permitted CLO Issuer that is a Subsidiary (each, a “Specified Excluded Asset Subsidiary”) any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) transfer or register the ownership or economic interests of any Specified Excluded Asset Subsidiary or any other instrument evidencing any ownership or economic interests of the Borrower in any such Specified Excluded Asset Subsidiary into the name of the Collateral Agent or any Secured Party or any designee or nominee thereof, (iii) foreclose such security interest in any such ownership or economic interests, regardless of the bankruptcy or insolvency of the Borrower or any Specified Excluded Asset Subsidiary, (iv) exercise any voting rights granted or appurtenant to such ownership or economic interests or any other instruments evidencing any such ownership or economic interests or (v) enforce any right that the holder of any such ownership or economic interests might otherwise have to liquidate, consolidate, combine, collapse or disregard the entity status of such Specified Excluded Asset Subsidiary.
(b)
Waiver of Certain Rights with respect to Excluded Assets. Each Secured Party hereby waives and releases any right to require (i) that any Specified Excluded Asset Subsidiary be in any manner merged, combined, collapsed or consolidated with or into the Borrower or any other Specified Excluded Asset Subsidiary, including by way of substantive consolidation in a bankruptcy case, or (ii) that the status of any Specified Excluded Asset Subsidiary as a separate entity be in any respect disregarded.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

(c)
Execution of Releases by Collateral Agent. Upon the sale or other transfer or purported transfer by an Obligor of assets to an Excluded Asset in a transaction that is not prohibited by the Credit Agreement or any Designated Indebtedness Document, the Collateral Agent is hereby authorized to execute and deliver any such releases and other documents as the Borrower may reasonably request to evidence the release of such assets from the Lien of this Agreement.
Section 6.
Designation of Designated Indebtedness; Recordkeeping, Etc.
6.01.
Designation of Designated Indebtedness. The Borrower may at any time designate as “Designated Indebtedness” hereunder any Secured Longer-Term Indebtedness or Secured Shorter-Term Indebtedness, in each case under and as defined in the Credit Agreement, by satisfying the terms and conditions of the definition thereof in the Credit Agreement and the provisions of Sections 6.01(b) or (i), as applicable, of the Credit Agreement (as long as any of the Credit Agreement Obligations are outstanding (other than unasserted contingent indemnities and similar obligations that survive the termination thereof)), such designation to be effected by delivery to the Collateral Agent of a notice substantially in the form of Exhibit A or in such other form approved by the Collateral Agent (a “Notice of Designation”), which notice shall identify such Secured Longer-Term Indebtedness or Secured Shorter-Term Indebtedness, as applicable, request that such Secured Longer-Term Indebtedness or Secured Shorter-Term Indebtedness, as applicable, be designated as “Designated Indebtedness” hereunder and be accompanied by a certificate of the chief financial officer or chief executive officer of the Borrower delivered to the Administrative Agent, each Financing Agent (if any), each Designated Indebtedness Holder party hereto and the Collateral Agent:
(a)
certifying that (i) such Secured Longer-Term Indebtedness or Secured Shorter-Term Indebtedness, as applicable, satisfies the conditions of this Section 6 and the applicable conditions set forth in Section 6.01 of the Credit Agreement, (ii) after giving effect to such designation and the incurrence of such Designated Indebtedness in the amount to be incurred on the date of such certification (giving effect to any Concurrent Transaction), no Specified Default, Event of Default or Trigger Event shall have occurred and be continuing, and (iii) that both before and after giving effect to such designation and the incurrence of such Designated Indebtedness, the Borrower is in compliance with Section 6.07(b) of the Credit Agreement;
(b)
attaching (and certifying as true and complete) copies of the material Designated Indebtedness Documents for such Designated Indebtedness (including all schedules and exhibits, and all amendments or supplements, thereto); and
(c)
identifying the Financing Agent, if any, for such Designated Indebtedness (or, if there is no Financing Agent for such Designated Indebtedness, identifying each Designated Indebtedness Holder).

No such designation shall be effective unless and until the Borrower and such Financing Agent (or, if there is no Financing Agent, each Designated Indebtedness Holder) shall have executed and delivered to the Collateral Agent either (x) a joinder agreement to this Agreement, substantially in the form of Exhibit C, or (y) such other document or agreement, in a form

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

reasonably satisfactory to the Administrative Agent and the Collateral Agent, pursuant to which such Financing Agent (or, if there is no Financing Agent, such Designated Indebtedness Holder) shall have become a party hereto and assumed the obligations of a Financing Agent (or Designated Indebtedness Holder) hereunder, as applicable.

6.02.
Recordkeeping. The Collateral Agent will maintain books and records necessary to enable it to determine at any time all transactions under this Agreement which have occurred on or prior to such time. Each Obligor agrees that such books and records maintained in good faith by the Collateral Agent shall be presumptive evidence as to the matters contained therein absent manifest error. Each Obligor shall have the right to inspect such books and records at any time upon reasonable prior notice.
6.03.
Further Assurances. The Collateral Agent, each Financing Agent and each Designated Indebtedness Holder party hereto agrees (at the expense of the Borrower) promptly (i) to take such actions and cause or permit the Custodian to take such actions, (ii) to execute and deliver such agreements, instruments and documents and (iii) to negotiate in good faith any amendments or waivers of Debt Documents, in each case as shall be necessary or reasonably requested by the Borrower to permit the Borrower to effectuate the incurrence and designation hereunder of Secured Longer-Term Indebtedness or Secured Shorter-Term Indebtedness of any Obligor as “Designated Indebtedness”.
Section 7.
Covenants of the Obligors. In furtherance of the grant of the security interest pursuant to Section 4, until all of the Secured Obligations owing to the Secured Parties have been paid in full in cash (other than unasserted contingent indemnities and similar obligations that survive the termination thereof), each Obligor hereby agrees with the Collateral Agent for the benefit of the Secured Parties as follows:
7.01.
Delivery and Other Perfection.
(a)
Within sixty (60) days after (1) the acquisition by an Obligor of any Specified Investment constituting part of the Collateral as to which physical possession by the Collateral Agent or the Custodian is required in order for such Investment to have been “Delivered” or (2) the Collateral Agent has notified an Obligor of any actions the Collateral Agent has determined are reasonably necessary for Collateral to be Delivered in accordance with clause (m) or (n) of the definition thereof, such Obligor shall take such actions as shall be necessary to effect Delivery of such Specified Investment. As to all other Specified Investments constituting part of the Collateral, such Obligor shall cause the same to be Delivered (to the extent not already Delivered) within (x) five (5) Business Days after the acquisition thereof where such Delivery does not require the consent or action of a third party and (y) sixty (60) days after the acquisition thereof otherwise; provided that such five (5) Business Day period or sixty (60) day period, as applicable, may be extended by the Collateral Agent for additional periods of thirty (30) days at the reasonable discretion of the Collateral Agent (or such longer period as shall be reasonably agreed by the Collateral Agent); provided further that Delivery shall not be required with respect to immaterial assets so long as (i) such immaterial assets are not included in the Borrowing Base, (ii) the Collateral Agent has a perfected first priority lien (subject to Permitted Encumbrances) on such immaterial assets and no other Person has Control over such immaterial assets and such immaterial

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

assets have not been otherwise “Delivered” to any other Person, and (iii) the aggregate value of such immaterial assets described in this proviso does not at any time exceed $5,000,000; provided further that Delivery shall not be required with respect to any Equity Interests represented by Uncertificated Securities so long as (i) such Equity Interests are not included in the Borrowing Base and (ii) the Collateral Agent has a perfected first priority lien (subject to Permitted Encumbrances) on such Equity Interests and no other Person has Control over such Equity Interests and such Equity Interests have not been otherwise “Delivered” to any other Person. In addition, and without limiting the generality of the foregoing (but subject to the limitations therein), each Obligor (i) hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements with respect to the Collateral or any part thereof and amendments thereto that (a) indicate the Collateral as "all personal property and other assets of whatever kind or nature, whether now existing or hereafter acquired or arising" of such Obligor or words of similar effect, and (b) contain the information required by Article 9 of the NYUCC of each applicable jurisdiction for the filing of any financing statement or amendment, including whether such Obligor is an organization, the type of organization and any organizational identification number issued to Obligor and (ii) shall promptly from time to time give, execute, deliver, file, record, authorize or obtain, as applicable, all such financing statements, continuation statements, notices, instruments, documents, account control agreements or any other agreements or consents or other papers, in each case, as may be necessary in the reasonable judgment of the Collateral Agent to create, preserve, perfect, maintain the perfection of or validate the security interest granted pursuant hereto or to enable the Collateral Agent to exercise and enforce its rights hereunder with respect to such security interest, and without limiting the foregoing, shall:
(i)
keep books of record and account relating to the Collateral in accordance with GAAP in all material respects; and
(ii)
subject to Section 5.06 of the Credit Agreement and analogous clauses in other Debt Documents, permit representatives of the Collateral Agent, upon reasonable prior notice, at such reasonable times during normal business hours as often as reasonably requested, to examine and make extracts from its books and records pertaining to the Collateral, and if a Trigger Event shall have occurred and be continuing permit representatives of the Collateral Agent to be present at such Obligor’s place of business to receive copies of communications and remittances relating to the Collateral, and forward copies of any notices or communications received by such Obligor with respect to the Collateral, all in such manner as the Collateral Agent may reasonably require; provided that in the case of each of the foregoing clauses (i) and (ii), (x) each such Obligor shall be entitled to have its representatives and advisors present during any inspection of its books and records at such Obligor’s place of business and during any discussion with its independent accountants or independent auditors and (y) only to the extent such inspection or requests for such information are reasonable and the applicable Obligor is not prohibited from disclosing such information or providing access to such information pursuant to applicable law, rule, regulation or contract (including

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

any agreement such Obligor entered into with a third party (other than an Affiliate) in the ordinary course of business.
(b)
Unless released from the Collateral pursuant to Section 10.03(e), once any Investment constituting Collateral has been Delivered, the Obligors shall not take or permit any action that would result in such Investment no longer being Delivered hereunder and shall promptly from time to time give, execute, deliver, file, record, authorize or obtain all such financing statements, continuation statements, notices, instruments, documents, account control agreements or any other agreements or consents or other papers as may be necessary in the reasonable judgment of the Collateral Agent to continue the Delivered status of any Collateral. Without limiting the generality of the foregoing, the Obligors shall not terminate any arrangement with the Custodian unless and until a successor Custodian reasonably satisfactory to the Collateral Agent has been appointed and has executed all documentation necessary to continue the Delivered status of the Collateral, which documentation shall be in form and substance reasonably satisfactory to the Collateral Agent.
7.02.
Name; Jurisdiction of Organization, Etc. Each Obligor agrees that (a) without providing at least fifteen (15) days’ prior written notice to the Collateral Agent (or such shorter period approved by the Collateral Agent in its reasonable discretion), such Obligor will not change its name, its place of business or, if more than one, chief executive office, or its mailing address, and (b) unless such change is permitted by the Credit Agreement and the Designated Indebtedness Documents and such Obligor provides the Collateral Agent with at least fifteen (15) days’ prior written notice (or such shorter period approved by the Collateral Agent in its reasonable discretion), such Obligor will not change its type of organization or jurisdiction of organization or formation, as applicable.
7.03.
Other Financing Statements or Control. Except as otherwise permitted under Section 6.02 of the Credit Agreement and the applicable provisions of each other Debt Document, the Obligors shall not (a) file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to any of the Collateral in which the Collateral Agent is not named as the sole Collateral Agent for the benefit of the Secured Parties other than any financing statement or like instrument in respect of a Lien not prohibited by the provisions of any Debt Document, or (b) cause or permit any Person other than the Collateral Agent to have Control of any Deposit Account (other than any Excluded Account), Electronic Chattel Paper, Investment Property (other than any Excluded Account) or Letter-of-Credit Right constituting part of the Collateral.
7.04.
Additional Subsidiary Guarantors. As contemplated by Section 5.08 of the Credit Agreement, (i) each new Subsidiary (other than an Excluded Asset, a Financing Subsidiary, an Immaterial Subsidiary, a Joint Venture Subsidiary, a Foreign Subsidiary, or a Subsidiary of a Foreign Subsidiary) of the Borrower formed or acquired by the Borrower after the date hereof and (ii) is required to become a “Subsidiary Guarantor” under this Agreement within thirty (30) days (or such longer period as shall be reasonably agreed by the Administrative Agent) following such Person becoming a new Subsidiary, by executing and delivering to the Collateral Agent a Guarantee Assumption Agreement substantially in the form of Exhibit B. Accordingly, upon the

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

execution and delivery of any such Guarantee Assumption Agreement by any such Subsidiary, such Subsidiary shall automatically and immediately, and without any further action on the part of any Person, become a “Subsidiary Guarantor” and an “Obligor” for all purposes of this Agreement, and Schedules 2.05, 2.07, 2.08 and 4 hereto shall be deemed to be supplemented in the manner specified in such Guarantee Assumption Agreement. In addition, upon execution and delivery of any such Guarantee Assumption Agreement, the new Subsidiary Guarantor makes the representations and warranties set forth in Section 2 as of the date of such Guarantee Assumption Agreement and shall be permitted to update the Schedules with respect to such Subsidiary Guarantor.
7.05.
Control Agreements. If any Obligor opens any Deposit Account or Securities Account (other than an Excluded Account) with any bank or securities intermediary, as applicable, or if any Deposit Account or Securities Account ceases to be an Excluded Account, such Obligor shall deliver to the Collateral Agent one or more control agreements in respect of such Deposit Account or Securities Account and shall supplement Schedule 4 to add such Deposit Account or Securities Account; provided, that any account or accounts in which the aggregate value of deposits therein or other property therein or credited thereto, together with all other such accounts under this proviso does not at any time exceed, for a period of three (3) consecutive Business Days, $500,000 shall not be subject to the foregoing requirements; provided, further that, for the avoidance of doubt, any Cash or other financial asset that is not Delivered shall not be included in the Borrowing Base. So long as no Event of Default has occurred and is continuing or would result therefrom, each Obligor may transfer, use and distribute its assets (and the proceeds thereof) that are in any Deposit Account or any Securities Account to the extent not prohibited by this Agreement or the other Debt Documents; provided, however, that if (a) the transfer of such assets is to a Deposit Account or Securities Account maintained with a Person other than the Collateral Agent, (b) such assets are maintained in such Deposit Account or Securities Account by an Obligor, (c) such Deposit Account or Securities Account is not subject to a control agreement in favor of the Collateral Agent, (d) such Deposit Account or Securities Account is not an Excluded Account, and (e) after giving effect to the proposed transfer, the aggregate value of all such assets (that are not either maintained with the Collateral Agent or subject to a control agreement) would be greater than $500,000 in the aggregate, the Obligors shall not transfer such assets to such Deposit Account or Securities Account until such time as the applicable bank or securities intermediary executes a control agreement in favor of the Collateral Agent with respect to such Deposit Account or Securities Account. The Obligors shall provide written notice to the Collateral Agent in the event that the aggregate value of all assets held in such Deposit Accounts or Securities Accounts (other than Deposit Accounts or Securities Accounts maintained with the Collateral Agent or which are subject to a Control Agreement in favor of the Collateral Agent) exceeds $500,000 in the aggregate.
7.06.
Credit Agreement. Each Subsidiary Guarantor agrees to perform, comply with and be bound by the covenants contained in Articles V and VI of the Credit Agreement (as long as any of the Credit Agreement Obligations are outstanding (other than unasserted contingent indemnities and similar obligations that survive the termination thereof), which provisions are incorporated herein by reference, applicable to such Subsidiary Guarantor as if each Subsidiary Guarantor were a signatory to the Credit Agreement.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

Section 8.
Acceleration Notice; Remedies; Distribution of Collateral.
8.01.
Notice of Acceleration. Upon receipt by the Collateral Agent of a written notice from any Secured Party or the Borrower which (a) expressly refers to this Agreement, (b) describes an event or condition which has occurred and is continuing and (c) expressly states that such event or condition constitutes an Acceleration as defined herein, the Collateral Agent shall promptly notify each other party hereto of the receipt and contents thereof.
8.02.
Preservation of Rights. The Collateral Agent shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.
8.03.
Events of Default, Etc. (x) Upon the Acceleration of any Secured Obligations and until the payment in full in cash and the satisfaction in full of such Secured Obligations (other than unasserted contingent indemnities and similar obligations that survive the termination of the Debt Documents) or (y) during the period during which an Event of Default or a Trigger Event shall have occurred and be continuing:
(a)
each Obligor shall, at the request of the Collateral Agent, assemble the Collateral owned by it at such place or places, reasonably convenient to both the Collateral Agent and such Obligor, designated in the Collateral Agent’s request;
(b)
the Collateral Agent may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;
(c)
the Collateral Agent shall have all of the rights and remedies with respect to the Collateral granted in the Loan Documents and any other instruments executed to provide security for or in connection with the payment and performance of the Secured Obligations or of a secured party under the Uniform Commercial Code (whether or not the Uniform Commercial Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled hereunder or under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including the right, to the fullest extent permitted by applicable law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Collateral Agent were the sole and absolute owner thereof (and each Obligor agrees to take all such action as may be appropriate to give effect to such right);
(d)
the Collateral Agent in its discretion may, in its name or in the name of any Obligor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so; and
(e)
the Collateral Agent may, upon ten (10) Business Days’ prior written notice to the Obligors of the time and place (or, if such sale is to take place on the NYSE or any other established exchange or market, prior to the time of such sale or other disposition), with respect to the Collateral or any part thereof which shall then be or shall thereafter come into the possession,

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

custody or control of the Collateral Agent, the other Secured Parties or any of their respective agents, sell, assign or otherwise dispose of all or any part of such Collateral, at such place or places as the Collateral Agent deems appropriate, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and the Collateral Agent or any other Secured Party or anyone else may be the purchaser, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter, to the fullest extent permitted by law, hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Obligors, any such demand, notice and right or equity being hereby expressly waived and released, to the fullest extent permitted by law.

The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

The proceeds of each collection, sale or other disposition under this Section 8.03 shall be applied in accordance with Section 8.06.

The Obligors recognize that, by reason of certain prohibitions contained in the Securities Act, and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Obligors acknowledge that any such private sales may be at prices and on terms less favorable to the Collateral Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agree that to the extent any such private sale is conducted by the Collateral Agent in a commercially reasonable manner, the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the Obligors, or the issuer thereof, to register it for public sale.

8.04.
Deficiency. If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to Section 8.03 are insufficient to cover the costs and expenses of such realization and the payment in full in cash of the Secured Obligations (other than unasserted contingent indemnities and similar obligations that survive the termination thereof), the Obligors shall remain liable for any deficiency.
8.05.
Private Sale. The Collateral Agent and the other Secured Parties shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 8.03 conducted in a commercially reasonable manner. Each Obligor hereby waives any claims against the Collateral Agent or any other Secured Party arising solely by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Collateral Agent accepts the first offer received and does not offer

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

the Collateral to more than one offeree, so long as such private sale was conducted in a commercially reasonable manner.
8.06.
Application of Proceeds. Except as otherwise herein expressly provided, after the occurrence and during the continuance of an Event of Default or Trigger Event, the proceeds of any collection, sale or other realization of all or any part of the Collateral of any Obligor pursuant hereto, and any other cash of any Obligor at the time held by the Collateral Agent under this Agreement as a result of an exercise of remedies under this Section 8, shall be applied by the Collateral Agent as follows:

First, to the payment of the reasonable and documented costs and expenses of such collection, sale or other realization, including reasonable and documented out-of-pocket costs and expenses of the Collateral Agent and the reasonable and documented fees and expenses of its agents and counsel, and all expenses incurred and advances made by the Collateral Agent in connection therewith;

Second, to the payment of any fees, costs, expenses and other amounts then owing by such Obligor to the Collateral Agent in its capacity as such;

Third, to the payment of any reasonable and documented fees, costs and expenses then owing by such Obligor to the Secured Parties (other than the Collateral Agent) under the applicable Debt Documents, in each case to each such Secured Party ratably;

Fourth, to the payment of the Secured Obligations of such Obligor then due and payable, in each case to each Secured Party ratably in accordance with the amount of Secured Obligations then due and payable to such Secured Party (it being understood that, for the purposes hereof (a) the outstanding principal amount of the loans under the Debt Documents shall be deemed, for purposes of this pro rata calculation, then due and payable whether or not any Acceleration of such loans has occurred; provided that, if any portion of the Secured Obligations owing to any Secured Party is not due and payable, the Collateral Agent will hold such proceeds as collateral for such Secured Party, (b) to the extent any cash collateral in respect of a letter of credit shall be due and payable under a Debt Document, that such cash collateral shall be deemed to be a Secured Obligation that is due and payable for purposes hereof) and (c) the outstanding amount of Hedging Agreement Obligations shall be deemed then due and payable whether or not any termination thereof has occurred); and

Fifth, to the payment to the respective Obligor, or their respective successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

For the avoidance of doubt, payments made pursuant to Section 2.10(b), (c) or (d) of the Credit Agreement shall not be subject to this Section 8.06, unless the Collateral Agent, after the occurrence and during the continuation of an Event of Default, has directed the actions giving rise to such payments.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

In making the allocations required by this Section 8.06, the Collateral Agent may rely upon its records and information supplied to it pursuant to Section 9.02, and the Collateral Agent shall have no liability to any of the other Secured Parties for actions taken in reliance on such information, except to the extent of its gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Collateral Agent may, in its sole discretion, at the time of any application under this Section 8, withhold all or any portion of the proceeds otherwise to be applied to the Secured Obligations as provided above and maintain the same in a segregated cash collateral account in the name and under the exclusive Control of the Collateral Agent, to the extent that it in good faith believes that the information provided to it pursuant to Section 9.02 is either incomplete or inaccurate and that application of the full amount of such proceeds to the Secured Obligations would be disadvantageous to any Secured Party or if the amount of such Secured Obligations is not yet due and payable. All distributions made by the Collateral Agent pursuant to this Section 8 shall be final (subject to any decree of any court of competent jurisdiction), and the Collateral Agent shall have no duty to inquire as to the application by the other Secured Parties of any amounts distributed to them.

Excluded Swap Obligations with respect to any Specified Obligor shall not be paid with amounts received from such Specified Obligor or its assets, but appropriate adjustments shall be made with respect to payments from other Obligors to preserve the allocation to Secured Obligations otherwise set forth above in this Section 8.

8.07.
Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to the Collateral Agent while no Event of Default or Trigger Event has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default or Trigger Event, the Collateral Agent is hereby appointed the attorney-in-fact of each Obligor for the purpose of carrying out the provisions of this Section 8 and taking any action and executing any instruments which the Collateral Agent may reasonably deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest and given by way of security. Without limiting the generality of the foregoing, so long as the Collateral Agent shall be entitled under this Section 8 solely in connection with the enforcement of the rights and remedies of the Collateral Agent and the other Secured Parties (and subject to the terms and conditions set forth herein and therein) to make collections in respect of the Collateral, the Collateral Agent shall have the right and power to receive, endorse and collect all checks made payable to the order of any Obligor representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.
8.08.
Exercise of Control. With respect to any Deposit Account, Securities Account or Commodity Account over which the Collateral Agent has Control, the Collateral Agent shall not deliver any direction for the disposition of funds or other property, entitlement order or notice of exclusive control unless an Event of Default or Trigger Event has occurred and is continuing, and upon the cure (as reasonably determined by the Collateral Agent) or waiver of any such Event of Default or Trigger Event, the Collateral Agent shall promptly rescind any such notice of exclusive control.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

Section 9.
The Collateral Agent.
9.01.
Appointment; Powers and Immunities. Each Lender, the Administrative Agent, each Financing Agent, each Designated Indebtedness Holder party hereto and, by acceptance of the benefits of this Agreement and the other Security Documents, each other Designated Indebtedness Holder hereby irrevocably appoints and authorizes SMBC to act as its agent hereunder with such powers as are specifically delegated to the Collateral Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. The Collateral Agent (which term as used in this sentence, in Section 9.06 and the first sentence of Section 9.07 shall include reference to its affiliates and its own and its affiliates’ officers, directors, employees and agents):
(a)
shall have no duties or responsibilities except those expressly set forth in this Agreement and shall not by reason of this Agreement be a trustee for, or a fiduciary with respect to, the Administrative Agent or any Lender, Financing Agent or Designated Indebtedness Holder;
(b)
shall not be responsible to the Lenders, the Administrative Agent, the Financing Agents or the Designated Indebtedness Holders for any recitals, statements, representations or warranties contained in this Agreement or in any notice delivered hereunder, or in any other certificate or other document referred to or provided for in, or received by it under, this Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document referred to or provided for herein or therein or for any failure by the Obligors or any other Person to perform any of its obligations hereunder;
(c)
shall not be required to initiate or conduct any litigation or collection proceedings hereunder except, subject to Section 9.07, for any such litigation or proceedings relating to the enforcement of the guarantee set forth in Section 3, or the Liens created pursuant to Section 4; and
(d)
shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct.
9.02.
Information Regarding Secured Parties. The Borrower will at such times and from time to time as shall be reasonably requested by the Collateral Agent, supply a list in form and detail reasonably satisfactory to the Collateral Agent setting forth the amount of the Secured Obligations held by each Secured Party (excluding, so long as SMBC is both the Collateral Agent and the Administrative Agent, the Credit Agreement Obligations) as of a date specified in such request. The Collateral Agent shall provide any such list to any other Secured Party upon request. The Collateral Agent shall be entitled to rely upon such information, and such information shall be conclusive and binding for all purposes of this Agreement, except to the extent the Collateral Agent shall have been notified by a Secured Party that such information as set forth on any such list is inaccurate or in dispute between such Secured Party and the Borrower.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

9.03.
Reliance by Collateral Agent. The Collateral Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telecopy, telex, telegram, cable or electronic mail) believed by it in good faith to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Collateral Agent. As to any matters not expressly provided for by this Agreement, the Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or thereunder in accordance with instructions given by the Required Secured Parties, and such instructions of the Required Secured Parties, and any action taken or failure to act pursuant thereto shall be binding on all of the Secured Parties. If in one or more instances the Collateral Agent takes any action or assumes any responsibility not specifically delegated to it pursuant to this Agreement, neither the taking of such action nor the assumption of such responsibility shall be deemed to be an express or implied undertaking on the part of the Collateral Agent that it will take the same or similar action or assume the same or similar responsibility in any other instance.
9.04.
Rights as a Secured Party. With respect to its obligation to extend credit under the Credit Agreement, SMBC (and any successor acting as Collateral Agent) in its capacity as a Lender under the Credit Agreement shall have the same rights and powers hereunder as any other Secured Party and may exercise the same as though it were not acting as Collateral Agent, and the term “Secured Party” or “Secured Parties” shall, unless the context otherwise indicates, include the Collateral Agent in its individual capacity. SMBC (and any successor acting as Collateral Agent) and its affiliates may (without having to account therefor to any other Secured Party) accept deposits from, lend money to, make investments in and generally engage in any kind of banking, trust or other business with any of the Obligors (and any of their Subsidiaries or affiliates) as if it were not acting as Collateral Agent, and SMBC and its affiliates may accept fees and other consideration from any of the Obligors for services in connection with this Agreement or otherwise without having to account for the same to the other Secured Parties.
9.05.
Indemnification. Each Lender and each Designated Indebtedness Holder by acceptance of the benefits of this Agreement and the other Security Documents agrees to indemnify the Collateral Agent and each Related Party of the Collateral Agent (each such Person being called an “Indemnitee”) (to the extent not reimbursed under Section 10.04, but without limiting the obligations of the Obligors under Section 10.04) ratably in accordance with the aggregate Secured Obligations held by the Lenders and the Designated Indebtedness Holders, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against any Indemnitee (including by any other Secured Party) arising out of or by reason of any investigation in connection with or in any way relating to or arising out of this Agreement, any other Debt Documents, or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (including the costs and expenses that the Obligors are obligated to pay under Section 10.04, but excluding, unless an Event of Default or a Trigger Event has occurred and is continuing, normal administrative costs and expenses incidental to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or of any such other documents; provided that no Lender or Designated Indebtedness Holder shall be liable for any of the foregoing to the extent they arise

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

from the gross negligence or willful misconduct of the party to be indemnified as determined by a court of competent jurisdiction by final and nonappealable judgment.
9.06.
Non-Reliance on Collateral Agent and Other Secured Parties. The Administrative Agent and each Financing Agent (and each Lender and each Designated Indebtedness Holder by acceptance of the benefits of this Agreement and the other Security Documents) agrees that it has, independently and without reliance on the Collateral Agent or any other Secured Party, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower, the Subsidiary Guarantors and their Subsidiaries and decision to extend credit to the Obligors in reliance on this Agreement and that it will, independently and without reliance upon the Collateral Agent or any other Secured Party, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement and any Debt Document to which it is a party. Except as otherwise expressly provided herein, the Collateral Agent shall not be required to keep itself informed as to the performance or observance by any Obligor of this Agreement, any other Debt Document or any other document referred to or provided for herein or therein or to inspect the properties or books of any Obligor. The Collateral Agent shall not have any duty or responsibility to provide any other Secured Party with any credit or other information concerning the affairs, financial condition or business of any Obligor or any of its Subsidiaries (or any of their affiliates) that may come into the possession of the Collateral Agent or any of its affiliates, except for notices, reports and other documents and information expressly required to be furnished to the other Secured Parties by the Collateral Agent hereunder.
9.07.
Failure to Act. Except for action expressly required of the Collateral Agent hereunder, the Collateral Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall receive further assurances to its satisfaction from the other Secured Parties of their indemnification obligations under Section 9.05 against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. The Collateral Agent shall not be required to take any action that in the judgment of the Collateral Agent would violate any applicable law.
9.08.
Resignation of Collateral Agent. Subject to the appointment and acceptance of a successor Collateral Agent as provided below, the Collateral Agent may resign at any time by giving notice thereof to the other Secured Parties and the Obligors. Upon any such resignation, the Required Secured Parties shall have the right, with the consent of the Borrower not to be unreasonably withheld (or if an Event of Default under clause (a), (b), (i), (j) or (k) of Article VII of the Credit Agreement or Trigger Event has occurred and is continuing, in consultation with the Borrower) to appoint a successor Collateral Agent, which is not a natural person, a Defaulting Lender or a Non-Consenting Lender. If no successor Collateral Agent shall have been so appointed by the Required Secured Parties and shall have accepted such appointment within 30 days after the retiring Collateral Agent’s giving of written notice of resignation of the retiring Collateral Agent, then the retiring Collateral Agent may, on behalf of the other Secured Parties, appoint a successor Collateral Agent, that shall be a financial institution that has an office in New York, New York and has a combined capital and surplus and undivided profits of at least $1,000,000,000, and is not a natural person, a Defaulting Lender or a Non-Consenting Lender. Upon the acceptance

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

of any appointment as Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder (if not already discharged therefrom as provided above in this paragraph). After any retiring Collateral Agent’s resignation hereunder as Collateral Agent, the provisions of this Section 9 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Collateral Agent. The fees payable by the Borrower to a successor Collateral Agent shall be the same as those commercially reasonable fees payable to its predecessor unless otherwise agreed between the Borrower and such successor.
9.09.
Agents and Attorneys-in-Fact. The Collateral Agent may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care and in good faith.
9.10.
Erroneous Payments.
(a)
If the Collateral Agent notifies a Secured Party, or any Person who has received funds on behalf of a Secured Party (any such Secured Party or other recipient, a “Payment Recipient”), that the Collateral Agent has determined in its sole discretion (whether or not after receipt of any notice under the immediately succeeding clause (b)) that any funds received by such Payment Recipient from the Collateral Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Secured Party or other Payment Recipient on its behalf) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Collateral Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Collateral Agent, and such Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter, return to the Collateral Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Collateral Agent in same day funds at the greater of the Federal Funds Effective Rate and a rate determined by the Collateral Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Collateral Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error.
(b)
Without limiting the immediately preceding clause (a), each Secured Party or any Person who has received funds on behalf of a Secured Party, hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Collateral Agent (or any

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Collateral Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Collateral Agent (or any of its Affiliates), or (z) that such Secured Party, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) in each case:
(i)
(A) in the case of immediately preceding clause (x) or (y), an error shall be presumed to have been made (absent written confirmation from the Collateral Agent to the contrary) or (B) an error has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and
(ii)
such Secured Party shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of such error) notify the Collateral Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Collateral Agent pursuant to this Section 9.10(b).
(c)
Each Secured Party hereby authorizes the Collateral Agent to set off, net and apply any and all amounts at any time owing to such Secured Party under any Debt Document, or otherwise payable or distributable by the Collateral Agent to such Secured Party from any source, against any amount due to the Collateral Agent under clause (a) above or under the indemnification provisions of this Agreement.
(d)
In the event that an Erroneous Payment (or portion thereof) is not recovered by the Collateral Agent for any reason, after demand therefor by the Collateral Agent in accordance with the immediately preceding clause (a), from any Secured Party that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Collateral Agent’s notice to such Secured Party at any time, (i) such Secured Party shall be deemed to have assigned the principal component of its Secured Obligations (but not its commitments) with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Collateral Agent may specify) (such assignment of the principal component of its Secured Obligations (but not commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Collateral Agent in such instance), and is hereby (together with the Borrower) deemed to execute and deliver an assignment and assumption under the relevant Debt Document (or, to the extent applicable, an agreement incorporating an assignment and assumption by reference pursuant to a Platform as to which the Collateral Agent and such parties are participants) with respect to such Erroneous Payment Deficiency Assignment, and such Secured Party shall deliver any notes evidencing such Secured Obligations to the Borrower or the Collateral Agent, (ii) the Collateral Agent as the

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

assignee Secured Party shall be deemed to have acquired the Erroneous Payment Deficiency Assignment, (iii) upon such deemed acquisition, the Collateral Agent as the assignee Secured Party shall become a Secured Party under the relevant Debt Document with respect to such Erroneous Payment Deficiency Assignment and the assigning Secured Party shall cease to be a Secured Party hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable commitments under the applicable Debt Document which shall survive as to such assigning Secured Party and (iv) the Collateral Agent may reflect in the applicable register its ownership interest in the Secured Obligations subject to the Erroneous Payment Deficiency Assignment. The Collateral Agent may, in its discretion, sell any Secured Obligations acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Secured Party shall be reduced by the net proceeds of the sale of such Secured Obligations (or portion thereof), and the Collateral Agent shall retain all other rights, remedies and claims against such Secured Party (and/or against any recipient that receives funds on its respective behalf). For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the commitments of any Secured Party under the applicable Debt Document and such commitments shall remain available in accordance with the terms of the applicable Debt Document. In addition, each party hereto agrees that, except to the extent that the Collateral Agent has sold Secured Obligations (or portion thereof) acquired pursuant to an Erroneous Payment Deficiency Assignment, and irrespective of whether the Collateral Agent may be equitably subrogated, the Collateral Agent shall be contractually subrogated to all the rights and interests of the applicable Secured Party under the Debt Documents with respect to each Erroneous Payment Return Deficiency (the “Collateral Agent Erroneous Payment Subrogation Rights”).
(e)
The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Secured Obligations or other obligations owed by the Borrower or other Obligor; provided that this Section 9.10(e) shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Secured Obligations of the Borrower or any other Obligor relative to the amount (and/or timing for payment) of the Secured Obligations that would have been payable had such Erroneous Payment not been made by the Collateral Agent; provided, further, that for the avoidance of doubt, this Section 9.10(e) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Collateral Agent or other applicable Secured Parties from the Borrower or any other Obligor for the purpose of making payment in respect of the Secured Obligations or other obligations.
(f)
To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Collateral Agent for the return of any Erroneous Payment received, including without limitation, waiver of any defense based on “discharge for value” or any similar doctrine.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

Each party’s obligations, agreements and waivers under this Section 9.10 shall survive the resignation or replacement of the Collateral Agent, any transfer of rights or obligations by, or the replacement of, a Secured Party, the termination of the commitments and/or the repayment, satisfaction or discharge of all the Secured Obligations (or any portion thereof) under any Debt Document.

Section 10.
Miscellaneous.
10.01.
Notices. All notices, requests, consents and other demands hereunder and other communications provided for herein shall be given or made in writing, in the manner described in Section 9.01 of the Credit Agreement (which is incorporated herein mutatis mutandis); provided that such notices, requests, consents, other demands and other communications shall be delivered (a) to any party hereto, telecopied, e-mailed or delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy or email to the intended recipient at the “Address for Notices” specified below its name on the signature pages hereof or, in the case of any Financing Agent or Designated Indebtedness Holder that shall become a party hereto after the date hereof, at such “Address for Notices” as shall be specified pursuant to or in connection with the joinder agreement executed and delivered by such Financing Agent or Designated Indebtedness Holder pursuant to Section 6.01 (provided that notices to any Subsidiary Guarantor shall be given to such Subsidiary Guarantor in care of the Borrower at the address for the Borrower specified herein) or (b) as to any party, at such other address, telecopy number and email as shall be designated by such party in a written notice to each other party, in each case, as such address may be updated by written notice to the other parties hereto from time to time delivered in accordance with this Section 10.01. All notices to any Lender or Designated Indebtedness Holder that is not a party hereto shall be given to the Administrative Agent or Financing Agent for such Designated Indebtedness Holder. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.
10.02.
No Deemed Waivers; Remedies Cumulative. No failure or delay by the Collateral Agent or any other Secured Party in exercising any right or power hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent and the other Secured Parties hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Obligors therefrom shall in any event be effective unless the same shall be permitted by Section 10.03, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.
10.03.
Amendments, Waivers and Releases. Except as otherwise provided in any Security Document, the terms of this Agreement and the other Security Documents may be waived, altered or amended only by an agreement in writing duly executed by each Obligor and the Collateral Agent, with the consent of the Required Secured Parties; provided that:

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

(a)
no such amendment shall adversely directly affect the relative rights of the Secured Parties under any Debt Document as against the Secured Parties of any other Debt Document without the prior written consent of such first Secured Parties (such consent to be determined in accordance with the terms of such first Debt Document);
(b)
without the prior written consent of each of the Lenders under the Credit Agreement, the Collateral Agent shall not release all or substantially all of the collateral under the Security Documents or release all or substantially all of the Subsidiary Guarantors from their guarantee obligations under Section 3 hereof, except that if any amounts have become due and payable in respect of interest on or principal of any Designated Indebtedness Obligation or any periodic or termination payment in respect of any Hedging Agreement Obligation, and shall have remained unpaid for thirty (30) or more days, then the prior written consent (voting as a single group) of the holders of a majority in interest of such Designated Indebtedness Obligations and such Hedging Agreement Obligations, whichever of such obligations are then due and payable, will also be required to release all or substantially all of such collateral;
(c)
without the consent of each of the Secured Parties, no modification, supplement or waiver shall modify the definition of the term “Required Secured Parties” or modify in any other manner the number or percentage of the Secured Parties required to make any determinations or waive any rights under any Security Document;
(d)
without the consent of the Collateral Agent, no modification, supplement or waiver shall modify the terms of Section 9 or this Section 10.03;
(e)
notwithstanding anything to the contrary contained herein, the Collateral Agent is authorized (and so agrees with the Borrower) to, automatically and with no further action from any other party (other than, to the extent requested by the Collateral Agent, confirmation by the Administrative Agent or any applicable Designated Indebtedness Holder or Financing Agent that an action is not prohibited or is permitted, as applicable, under the applicable Debt Documents, which request and confirmation shall be promptly (and in any event within two (2) Business Days of the applicable release event) provided by the relevant parties), release:
(i)
any Lien covering assets (including, without limitation, any asset subject to a participation interest) (and to release any such Subsidiary Guarantor) that are the subject of either (A) a Disposition (1) not prohibited under the Credit Agreement and the then existing Designated Indebtedness Document and (2) to the extent such Disposition is to an Excluded Asset, Financing Subsidiary, Immaterial Subsidiary, Joint Venture Subsidiary or Foreign Subsidiary or any other Affiliate or Subsidiary of an Obligor that is not a Subsidiary Guarantor, as to which the Borrower has delivered a certificate of a Financial Officer to the Administrative Agent and the Collateral Agent certifying as to the satisfaction of any conditions applicable to such disposition under the terms of the Credit Agreement or (B) a transaction to which the Required Secured Parties shall have consented;
(ii)
(A) any Subsidiary Guarantor from any of its guarantee obligations under Section 3 hereof (x) to the extent such Subsidiary Guarantor is or becomes

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

an Excluded Asset, an Immaterial Subsidiary, a Joint Venture Subsidiary or a Financing Subsidiary or is otherwise not required to be a Subsidiary Guarantor under the Debt Documents, so long as, in the case of this clause (x), the release of any such Subsidiary Guarantor is permitted under the Credit Agreement and each other Designated Indebtedness Document and the Borrower has delivered a certificate of a Financial Officer to the Administrative Agent and the Collateral Agent certifying as to the satisfaction of the conditions set forth in Section 9.02(c) of the Credit Agreement, (y) to the extent such Subsidiary Guarantor ceases to be a Subsidiary as a result of a transaction not prohibited under the Debt Documents and the Borrower has delivered a certificate of a Financial Officer to the Administrative Agent and the Collateral Agent certifying as to the satisfaction of any conditions applicable to such transaction under the terms of the Credit Agreement, or (z) to the extent such Subsidiary Guarantor ceases to be a Subsidiary as a result of a transaction to which the Required Secured Parties shall have consented, and, upon notice to the Collateral Agent that any Subsidiary Guarantor is an Excluded Asset, an Immaterial Subsidiary, a Joint Venture Subsidiary, a Foreign Subsidiary or a Subsidiary of a Foreign Subsidiary or a Financing Subsidiary or ceases to be a Subsidiary, and (B) upon each such release described in the foregoing clause (A), any collateral security granted by such Subsidiary Guarantor hereunder and under the other Security Documents; provided that notwithstanding anything in this clause (e)(ii) to the contrary, no Subsidiary Guarantor that is an Excluded Asset, an Immaterial Subsidiary, a Joint Venture Subsidiary, a Foreign Subsidiary, a Subsidiary of a Foreign Subsidiary or a Financing Subsidiary shall be released pursuant to this clause (e)(ii) unless both immediately before and after giving effect to such release (i) no Default shall exist or be continuing and (ii) the Covered Debt Amount does not exceed the Borrowing Base;
(iii)
any Lien covering assets that are the subject of either (A) a pledge (1) permitted by Section 6.02(d), 6.02(g) or 6.02(h) (including, without limitation, any property subject to a repurchase transaction) of the Credit Agreement and comparable provisions of any then existing Designated Indebtedness Documents and (2) as to which the Borrower has delivered a certificate of a Financial Officer to the Administrative Agent and the Collateral Agent certifying that any conditions to such pledge set forth in the credit Agreement have been satisfied or (B) a transaction to which the Required Secured Parties shall have consented; and
(iv)
any Lien covering the Equity Interests in any Permitted CLO Issuer or Financing Subsidiary (the “Designated Subsidiary Liens”), in the event that (x) such Permitted CLO Issuer or Financing Subsidiary enters into any agreement or set of related agreements pursuant to which such Permitted CLO Issuer or Financing Subsidiary incurs Indebtedness that is not prohibited under the Loan Documents and any such agreement prohibits an Obligor from pledging such Equity Interests to any Person and (y) the Borrower delivers notice to the Administrative Agent and the Collateral Agent of the occurrence of such event described in the foregoing clause (x).

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

(f)
this Section 10.03 shall be subject to the provisions related to “Defaulting Lenders” in the Credit Agreement.

Any such amendment, waiver or release shall be binding upon the Collateral Agent, each other Secured Party and each Obligor.

The Collateral Agent hereby confirms and the Administrative Agent hereby agrees that the Collateral Agent is authorized to release from time to time Subsidiary Guarantors from the guarantees in respect of the Credit Agreement Obligations and the other property and assets from the Liens securing the Credit Agreement Obligations in accordance with Section 9.02(c) of the Credit Agreement. The guarantees in respect of any Designated Indebtedness Obligations and the Liens securing any Designated Indebtedness Obligations will be released, in whole or in part, as provided in the Designated Indebtedness Documents governing such Designated Indebtedness Obligations. In connection with any release of Collateral from the Lien of this Agreement and the other Security Documents, the Collateral Agent will use commercially reasonable efforts to promptly, and in any event within five (5) Business Days of request by the Borrower, (i) execute and deliver assignments, bills of sale, termination statements and other releases and instruments (including any UCC termination statements, lien releases, reassignments of trademarks, discharges of security interests and other similar discharge or release documents (in recordable form if appropriate)), (ii) deliver any portion of the Collateral in its possession to the Borrower (or its designee) and (iii) otherwise take such actions, and cause or permit the Custodian to take such actions, in each case, as the Borrower may reasonably request in order to effect and/or evidence the release and transfer of such Collateral at the Borrower’s expense. Notwithstanding the foregoing to the contrary, if all of the Secured Obligations owing to any Secured Party (but not all Secured Parties) have been paid in full in cash (other than unasserted contingent indemnities and similar obligations that survive the termination thereof), and all commitments under the Debt Documents have expired or terminated, then this Agreement shall be deemed to automatically terminate with respect to such Secured Party (including, without limitation, the consent rights of such Secured Party under this Section 10.03).

10.04.
Expenses; Indemnity; Damage Waiver.
(a)
Costs and Expenses. Without duplication of any amount paid by the Borrower under Section 9.03(a) of the Credit Agreement and subject to the restrictions thereunder, the Obligors hereby jointly and severally agree to reimburse the Collateral Agent and each of the other Secured Parties and their respective Affiliates for all reasonable and documented out-of-pocket costs and expenses incurred by them (including, but limited in the case of legal expenses to, the reasonable and documented out-of-pocket fees, charges and disbursements of one outside counsel for all such Persons together and local counsel in any appropriate jurisdiction for all such Persons together, if necessary, and, in the case of actual conflict of interest where such Persons affected by such conflict informs the Borrower of such conflict and thereafter retains its own counsel, another firm of counsel for any such affected Person) in connection with (i) any Event of Default or Trigger Event and any enforcement or collection proceeding resulting therefrom, including all manner of participation in or other involvement with (w) performance by the Collateral Agent of any obligations of the Obligors in respect of the Collateral that the Obligors

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

have failed or refused to perform in the time period required under this Agreement, (x) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings of any Obligor, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of the Collateral Agent in respect thereof, by litigation or otherwise, including expenses of insurance, (y) judicial or regulatory proceedings arising from or related to this Agreement and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and (ii) the enforcement of this Section 10, and all such reasonable and documented out-of-pocket costs and expenses shall be Secured Obligations entitled to the benefits of the collateral security provided pursuant to Section 4.
(b)
Indemnification by the Obligors. Without duplication of any amount paid by the Borrower under Section 9.03(b) of the Credit Agreement and subject to the restrictions thereunder, the Obligors shall indemnify each Indemnitee against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (other than Taxes or Other Taxes which shall only be indemnified by the Borrower to the extent provided in Section 2.16 of the Credit Agreement), including, but limited in the case of legal expenses to, the reasonable and documented out-of-pocket fees, charges and disbursements of one outside counsel for all Indemnitees (and, if reasonably necessary, of one local counsel in any relevant jurisdiction for the Indemnitees, and, in the case of an actual conflict of interest where the Indemnitees affected by such conflict informs the Borrower of such conflict and thereafter retains its own counsel, another firm of counsel for any such affected Person) (collectively, “Losses”), incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby or the performance by the parties hereto of their respective obligations hereunder or (ii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such Losses (A) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from (i) the fraud, willful misconduct or gross negligence of such Indemnitee or its Related Parties or (ii) a claim brought by the Borrower or any other Obligor against such Indemnitee for breach in bad faith of such Indemnitee’s obligations under this Agreement or the other Debt Documents, if the Borrower or such other Obligor has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction, or (B) shall arise as a result of a dispute between Indemnitees and not involving any act or omission of an Obligor or any of its Affiliates (other than any dispute against the Collateral Agent in its capacity as such).

Neither the Borrower nor any other Obligor shall be liable to any Indemnitee for any special, indirect, consequential or punitive Losses arising out of or in connection with this Agreement asserted by an Indemnitee against the Borrower or any other Obligor; provided that the foregoing limitation shall not be deemed to impair or affect the Secured Obligations of the

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

Borrower or any other Obligor under the preceding provisions of this subsection with respect to Losses not expressly described in the foregoing limitation.

10.05.
Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Obligors and the Secured Parties; provided that, none of the Obligors shall assign or transfer its rights or obligations hereunder without the prior written consent of the Collateral Agent; provided, further, that none of the Lenders party to the Credit Agreement shall assign or otherwise transfer their rights or obligations hereunder other than in accordance with the provisions set forth in Section 9.04 of the Credit Agreement.
10.06.
Counterparts; Integration; Effectiveness; Electronic Execution.
(a)
Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and any separate letter agreements with respect to fees payable to the Collateral Agent constitute the entire contract between and among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective when it shall have been executed by the Collateral Agent and when the Collateral Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page to this Agreement by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Agreement.
(b)
Electronic Execution of Assignments. The words “execution”, “signed”, “signature” shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
10.07.
Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
10.08.
Governing Law; Jurisdiction.
(a)
Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

(b)
Submission to Jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement against any Obligor or its properties in the courts of any other jurisdiction.
(c)
Waiver of Venue. Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section 10.08. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(d)
Service of Process. Each party to this Agreement (i) irrevocably consents to service of process in the manner provided for notices in Section 10.01 and (ii) agrees to the extent permitted under applicable law that service as provided in the manner provided for notices in Section 10.01 is sufficient to confer personal jurisdiction over such party in any proceeding in any court and otherwise constitutes effective and binding service in every respect. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
10.09.
Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.09.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

10.10.
Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.
10.11.
Confidentiality. The Collateral Agent acknowledges and agrees that Section 9.13 of the Credit Agreement will bind the Collateral Agent to the same extent as it binds the Administrative Agent.
10.12.
Termination. This Agreement and the provisions set forth herein shall continue until the full, final and complete satisfaction of the Secured Obligations (other than unasserted contingent indemnities and similar obligations that survive the termination) and termination of all Debt Documents. Upon such satisfaction and termination, this Agreement shall automatically terminate and be of no further force or effect without any action by any other Person. Thereafter, upon request, the Collateral Agent, on behalf of the Secured Parties, shall reasonably promptly (and in any event within three (3) Business Days of request by the Borrower) provide the Obligors, at their sole expense, a written release of their respective obligations hereunder and of the Collateral in form reasonably acceptable to the Obligors and a termination of any applicable financing statement with respect to the Collateral; provided that, so long as the Obligors have received written confirmation from the Administrative Agent and the Collateral Agent that this Agreement has been terminated as provided above, the Obligors shall be authorized to prepare and file UCC termination statements terminating all UCC financing statements filed of record in connection with this Agreement.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

IN WITNESS WHEREOF, the parties hereto have caused this Guarantee and Security Agreement to be duly executed and delivered as of the day and year first above written,

BAIN CAPITAL SPECIALTY FINANCE, INC.

By:
Name:
Title:

Address for Notices

Bain Capital Specialty Finance, Inc.
200 Clarendon Street, 37th Floor

Boston, MA 02116
Attention: Amit Joshi
Telephone: (212) 803-9690
Email: amit.joshi@baincapital.com

with a copy to (which shall not constitute a notice hereunder):

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Attention: Jay R. Alicandri, Esq.

Telephone: (212) 698-3800

Email: jay.alicandri@dechert.com

[Signature Page to Guarantee and Security Agreement]

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

SUMITOMO MITSUI BANKING CORPORATION,
as Administrative Agent and Collateral Agent

By:
Name:
Title:

Address for Notices

Sumitomo Mitsui Banking Corporation

277 Park Avenue

New York, NY 10172

Attention: Valeria Wilson

Phone: 212 256 7341

Fax: 212-224-4433

Email: Verleria_Wilson@smbcgroup.com and agencyservices@smbcgroup.com

With a copy to:

Sumitomo Mitsui Banking Corporation

277 Park Avenue

New York, NY 10172

Attention: Frank Luzzi

Phone: 212-256-7279

Fax: 212-224-4433

Email: frank_luzzi@smbcgroup.com

Sumitomo Mitsui Banking Corporation

[Signature Page to Guarantee and Security Agreement]

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

277 Park Avenue

New York, NY 10172

Attention: Brett Austin

Phone: 212-256-7279

Email: brett_austin@smbcgroup.com

Sumitomo Mitsui Banking Corporation

277 Park Avenue

New York, NY 10172

Attention: Kevin Smith

Phone: 212-224-4547

Email: kevin_smith@smbcgroup.com

[Signature Page to Guarantee and Security Agreement]

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

SCHEDULE 2.05

FILING DETAILS

1. Legal name: Bain Capital Specialty Finance, Inc.

Type of organization: Corporation

Jurisdiction of organization: Delaware

Tax Identification Number: 81-2878769

Mailing Address: 200 Clarendon Street, 37th Floor, Boston, MA 02116

2. Legal name: ADT BCSF Investments, LLC

Type of organization: Limited Liability Company

Jurisdiction of organization: Delaware

Tax Identification Number: 83-1667825

Mailing Address: 200 Clarendon Street, 37th Floor, Boston, MA 02116

3. Legal name: BCC BCSF DCB Investments, LLC

Type of organization: Limited Liability Company

Jurisdiction of organization: Delaware

Tax Identification Number: 86-2825897

Mailing Address: 200 Clarendon Street, 37th Floor, Boston, MA 02116

4. Legal name: BCSF Grammer Holdings (E), LLC

Type of organization: Limited Liability Company

Jurisdiction of organization: Delaware

Tax Identification Number: 83-2116329

Mailing Address: 200 Clarendon Street, 37th Floor, Boston, MA 02116

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

5. Legal name: BCSF Insigneo Holdings, LLC

Type of organization: Limited Liability Company

Jurisdiction of organization: Delaware

Tax Identification Number: 87-3825415

Mailing Address: 200 Clarendon Street, 37th Floor, Boston, MA 02116

6. Legal name: BCSF ServiceMaster Investments, LLC

Type of organization: Limited Liability Company

Jurisdiction of organization: Delaware

Tax Identification Number: 87-1761957

Mailing Address: 200 Clarendon Street, 37th Floor, Boston, MA 02116

7. Legal name: BCSF WSP, LLC

Type of organization: Limited Liability Company

Jurisdiction of organization: Delaware

Tax Identification Number: 87-2475852

Mailing Address: 200 Clarendon Street, 37th Floor, Boston, MA 02116

8. Legal name: BCSF I, LLC

Type of organization: Limited Liability Company

Jurisdiction of organization: Delaware

Tax Identification Number: 82-3124249

Mailing Address: 200 Clarendon Street, 37th Floor, Boston, MA 02116

9. Legal name: BCSF BBOG Investments, LLC

Type of organization: Limited Liability Company

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

Jurisdiction of organization: Delaware

Tax Identification Number: 92-1099433

Mailing Address: 200 Clarendon Street, 37th Floor, Boston, MA 02116

10. Legal name: BCSF Gills Point Investments, LLC

Type of organization: Limited Liability Company

Jurisdiction of organization: Delaware

Tax Identification Number: 93-1368302

Mailing Address: 200 Clarendon Street, 37th Floor, Boston, MA 02116

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

SCHEDULE 2.07

PROMISSORY NOTES

None.

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

SCHEDULE 2.08

LIST OF DEPOSIT ACCOUNTS, COMMODITY ACCOUNTS AND SECURITIES ACCOUNTS

I. Deposit Accounts

Bank	Account Name	Account Number
U.S. Bank National Association	CDO/Bain Capital Specialty Finance	104792552473
The Bank of New York Mellon Corporation	BCC BCSF DCB Investments, LLC	9576598400
Brown Brothers Harriman & Co	BCSF ABRACON HOLDINGS, LLC	6086250
The Bank of New York Mellon Corporation	BCSF ServiceMaster Investments, LLC	2979608400
The Bank of New York Mellon Corporation	BCSF WSP, LLC	1284678400
U.S. Bank National Association	CDO/BCSF I, LLC	104793472689
Brown Brothers Harriman & Co	ADT BCSF INVESTMENTS, LLC	6080857
Brown Brothers Harriman & Co	BCSF GRAMMER HOLDINGS (E)	6076301
Zions Bancorporation, N.A.	Bain Capital Specialty Finance, Inc.	5799150379
The Bank of New York Mellon Corporation	BCSF BBOG Investments LLC	6018928400

II. Securities Accounts

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

Securities Intermediary	Account Name	Account Number
U.S. Bank National Association	Bain Capital Specialty Finance	DTC – 2803 Accnt 93547
The Bank of New York Mellon Corporation	BCC BCSF DCB Investments, LLC	DTC – 901 Accnt 957900
The Bank of New York Mellon Corporation	BCSF WSP, LLC Custody	DTC – 901 Accnt 128467
U.S. Bank National Association	BCSF I, LLC	DTC – 2803 Accnt 93547
The Bank of New York Mellon Corporation	BCSF BBOG Investments LLC	6018928400
The Bank of New York Mellon Corporation	BCSF GILLS POINT INVESTMENTS LLC	6003468400

III. Commodity Accounts

Commodity Intermediary	Account Name	Account Number
N/A	N/A	N/A

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

SCHEDULE 4

LIST OF PLEDGED ACCOUNTS

I. Deposit Accounts

Bank	Account Name	Account Number
U.S. Bank National Association	CDO/Bain Capital Specialty Finance	104792552473
The Bank of New York Mellon Corporation	BCC BCSF DCB Investments, LLC	9576598400
Brown Brothers Harriman & Co	BCSF ABRACON HOLDINGS, LLC	6086250
The Bank of New York Mellon Corporation	BCSF ServiceMaster Investments, LLC	2979608400
The Bank of New York Mellon Corporation	BCSF WSP, LLC	1284678400
U.S. Bank National Association	CDO/BCSF I, LLC	104793472689
Brown Brothers Harriman & Co	ADT BCSF INVESTMENTS, LLC	6080857
Brown Brothers Harriman & Co	BCSF GRAMMER HOLDINGS (E)	6076301
Zions Bancorporation, N.A.	Bain Capital Specialty Finance, Inc.	5799150379
The Bank of New York Mellon Corporation	BCSF BBOG Investments LLC	6018928400

II. Securities Accounts

Securities Intermediary	Account Name	Account Number

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

U.S. Bank National Association	Bain Capital Specialty Finance	DTC – 2803 Accnt 93547
The Bank of New York Mellon Corporation	BCC BCSF DCB Investments, LLC	DTC – 901 Accnt 957900
The Bank of New York Mellon Corporation	BCSF WSP, LLC Custody	DTC – 901 Accnt 128467
U.S. Bank National Association	BCSF I, LLC	DTC – 2803 Accnt 93547
The Bank of New York Mellon Corporation	BCSF BBOG Investments LLC	6018928400
The Bank of New York Mellon Corporation	BCSF GILLS POINT INVESTMENTS LLC	6003468400

III. Commodity Accounts

Commodity Intermediary	Account Name	Account Number
N/A	N/A	N/A

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

EXHIBIT A

[Form of Notice of Designation]

[Date]

Sumitomo Mitsui Banking Corporation,
as Collateral Agent
[Address]
Attention: _______________

Ladies and Gentlemen:

Reference is made to the Guarantee and Security Agreement, dated as of December 24, 2021 (as amended, modified and supplemented and in effect from time to time, the “Guarantee and Security Agreement”), among Bain Capital Specialty Finance, Inc., the Subsidiary Guarantors (if any) referred to therein, Sumitomo Mitsui Banking Corporation, as administrative agent for the Lenders referred to therein, the Financing Agents and/or Designated Indebtedness Holders (if any) referred to therein, and Sumitomo Mitsui Banking Corporation, as collateral agent for the Secured Parties referred to therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed thereto in the Guarantee and Security Agreement.

Pursuant to Section 6.01 of the Guarantee and Security Agreement, the Borrower hereby designates the following [Secured Longer-Term Indebtedness] [Secured Shorter-Term Indebtedness] as “Designated Indebtedness” under the Guarantee and Security Agreement:

[Complete as appropriate]

Attached hereto is a copy of the certification contemplated by Section 6.01 of the Guarantee and Security Agreement.

BAIN CAPITAL SPECIALTY FINANCE, INC.

By:
Name:
Title:

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

EXHIBIT B

[Form of Guarantee Assumption Agreement]

GUARANTEE ASSUMPTION AGREEMENT

GUARANTEE ASSUMPTION AGREEMENT dated as of_________, ______ (this “Agreement”) by [NAME OF ADDITIONAL SUBSIDIARY GUARANTOR], a _____________ (the “Additional Subsidiary Guarantor”), in favor of Sumitomo Mitsui Banking Corporation, as collateral agent for the Secured Parties under and as defined in the Guarantee and Security Agreement referred to below (in such capacity, together with its successors in such capacity, the “Collateral Agent”).

Bain Capital Specialty Finance, Inc., a Delaware corporation (the “Borrower”), the Subsidiary Guarantors referred to therein, Sumitomo Mitsui Banking Corporation, as administrative agent for the Lenders referred to therein, the Financing Agents and/or Designated Indebtedness Holders referred to therein, and the Collateral Agent, are parties to a Guarantee and Security Agreement, dated as of December 24, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Guarantee and Security Agreement”), pursuant to which such Subsidiary Guarantors have guaranteed the “Guaranteed Obligations” (as defined therein), and the Borrower and such Subsidiary Guarantors have granted liens in favor of the Collateral Agent as collateral security for the “Secured Obligations” (as defined therein). Capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed thereto in the Guarantee and Security Agreement.

Pursuant to Section 7.04 of the Guarantee and Security Agreement, the Additional Subsidiary Guarantor hereby agrees to become a “Subsidiary Guarantor” and an “Obligor”, under and for all purposes of the Guarantee and Security Agreement, and each of the Schedules to the Guarantee and Security Agreement shall be deemed to be supplemented in the manner specified in Appendix A hereto. Without limiting the foregoing, (a) the Additional Subsidiary Guarantor hereby, jointly and severally with the other Subsidiary Guarantors, (i) guarantees to the Collateral Agent for the benefit of each Secured Party and their respective successors and permitted assigns the prompt payment in full when due (whether at stated or extended maturity, by acceleration or otherwise) of the Guaranteed Obligations and (ii) agrees that if the Borrower shall fail to pay in full when due (whether at stated maturity or extended maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Additional Subsidiary Guarantor will, jointly and severally with the other Subsidiary Guarantors, pay the same without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal, in the same manner and to the same extent as is provided in Section 3 of the Guarantee and Security Agreement and (b) as collateral security for the payment in full when due (whether at stated or extended maturity, by acceleration or otherwise) of the Secured Obligations of the Additional Subsidiary Guarantor, the Additional Subsidiary Guarantor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties as provided in the Guarantee and Security Agreement a security interest in all of such Additional Subsidiary Guarantor’s right, title and interest in, to and under the

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

Collateral, in each case whether tangible or intangible, wherever located, and whether now owned by such Obligor or hereafter acquired and whether now existing or hereafter coming into existence.

In addition, as of the date hereof the Additional Subsidiary Guarantor hereby (i) makes the representations and warranties set forth in Section 2 of the Guarantee and Security Agreement with respect to itself and its obligations under this Agreement, as if each reference in such Sections to the Guarantee and Security Agreement included reference to this Agreement and (ii) irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements with respect to the Collateral or any part thereof and amendments thereto that (a) indicate the Collateral as “all personal property and other assets of whatever kind or nature, whether now existing or hereafter acquired or arising” of such Obligor or words of similar effect, and (b) contain the information required by Article 9 of the NYUCC of each applicable jurisdiction for the filing of any financing statement or amendment, including whether such Obligor is an organization, the type of organization and any organizational identification number issued to Obligor.

The Additional Subsidiary Guarantor hereby instructs its counsel to deliver any opinions to the Secured Parties required to be delivered in connection with the execution and delivery hereof

IN WITNESS WHEREOF, the Additional Subsidiary Guarantor has caused this Agreement to be duly executed and delivered as of the day and year first above written.

[NAME OF ADDITIONAL SUBSIDIARY GUARANTOR]

By:
Name:
Title:

Accepted and agreed:

SUMITOMO MITSUI BANKING CORPORATION,
as Collateral Agent

By:
Name:
Title:

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

Appendix A

SUPPLEMENTS TO SCHEDULES TO
GUARANTEE AND SECURITY AGREEMENT

Supplement to Schedule 2.05:

[to be completed]

Supplement to Schedule 2.07:

[to be completed]

Supplement to Schedule 2.08:

[to be completed]

Supplement to Schedule 4:

[to be completed]

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

EXHIBIT C

[Form of Joinder Agreement]

JOINDER AGREEMENT

JOINDER AGREEMENT dated as of_________, ______ by [NAME OF FINANCING AGENT (the “Additional Financing Agent”)] [NAME OF DESIGNATED INDEBTEDNESS HOLDER (the “Additional Designated Indebtedness Holder”)], a [_____________], in favor of Sumitomo Mitsui Banking Corporation, as collateral agent for the Secured Parties under and as defined in the Guarantee and Security Agreement referred to below (in such capacity, together with its successors in such capacity, the “Collateral Agent”).

Bain Capital Specialty Finance, Inc., a Delaware corporation (the “Borrower”), the Subsidiary Guarantors (if any) referred to therein, Sumitomo Mitsui Banking Corporation, as administrative agent for the Lenders referred to therein, the Financing Agents (if any) or Designated Indebtedness Holders (if any) referred to therein, and the Collateral Agent, are parties to a Guarantee and Security Agreement dated as of December 24, 2021 (as amended, supplemented or otherwise modified and in effect from time to time, the “Guarantee and Security Agreement”).

Pursuant to Section 6.01 of the Guarantee and Security Agreement, the [Additional Financing Agent] [Additional Designated Indebtedness Holder] hereby agrees to (and does hereby) become a [“Financing Agent”] [“Designated Indebtedness Holder”] and a “Secured Party”, under and for all purposes of the Guarantee and Security Agreement. Without limiting the foregoing, the [Additional Financing Agent] [Additional Designated Indebtedness Holder] hereby agrees to be bound by and comply with all of the terms and provisions of the Guarantee and Security Agreement applicable to it as a [“Financing Agent”] [“Designated Indebtedness Holder”] or a “Secured Party” (including, without limitation, the agreements of the Secured Parties set forth in Section 5 and Section 6.03 of the Guarantee and Security Agreement).

Sections 10.06, 10.08 and 10.09 of the Guarantee and Security Agreement apply to this Joinder Agreement mutatis mutandis.

IN WITNESS WHEREOF, the [Additional Financing Agent] [Additional Designated Indebtedness Holder] has caused this Joinder Agreement to be duly executed and delivered as of the day and year first above written.

[NAME OF FINANCING AGENT] [NAME OF DESIGNATED INDEBTEDNESS HOLDER]

By:
Name:
Title:

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

Accepted and agreed:

SUMITOMO MITSUI BANKING CORPORATION,
as Collateral Agent

By:
Name:
Title:

BAIN CAPITAL SPECIALTY FINANCE, INC.

By:
Name:
Title:

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

EXHIBIT D

[Form of Agreement Regarding Uncertificated Equity Interests]

This AGREEMENT REGARDING UNCERTIFICATED EQUITY INTERESTS (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of [__], 20[__], among [__] (the “Pledgor”), Sumitomo Mitsui Banking Corporation, as collateral agent for the Secured Parties hereinafter referred to (in such capacity, together with its successors in such capacity, the “Collateral Agent”), and [__], as the issuer of the Issued Pledged Interests (as defined below) (the “Issuer”).

W I T N E S S E T H :

WHEREAS, the Pledgor, certain of its affiliates and the Collateral Agent have entered into the Guarantee and Security Agreement, dated as of December 24, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”; capitalized terms used but not defined herein shall be given meanings assigned to such terms in the Security Agreement), under which, among other things, in order to secure the payment of the Secured Obligations under the Debt Documents, the Pledgor has or will pledge to the Collateral Agent for the benefit of the Secured Parties, and grant a security interest in favor of the Collateral Agent for the benefit of the Secured Parties in, all of the right, title and interest of the Pledgor in and to any and all of its Equity Interests, including, without limitation, any “uncertificated securities” (as defined in Section 8-102(a)(18) of the UCC, as adopted in the State of New York) (“Uncertificated Securities”), partnership interests, limited liability company interests, uncertificated capital stock and any other uncertificated ownership interests from time to time issued by the Issuer, whether now existing or hereafter from time to time acquired by the Pledgor (with all of such Uncertificated Securities, partnership Interests, limited liability company interests, uncertificated capital stock and any other uncertificated ownership interests being herein collectively called the “Issuer Pledged Interests”); and

WHEREAS, the Pledgor desires the Issuer to enter into this Agreement in order to perfect the security interest of the Collateral Agent under the Security Agreement in the Issuer Pledged Interests, to vest in the Collateral Agent control of the Issuer Pledged Interests and to provide for the rights of the parties under this Agreement;

NOW THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. The Pledgor hereby irrevocably authorizes and directs the Issuer, and the Issuer hereby agrees, following its receipt of a notice from the Collateral Agent stating that the Collateral Agent is exercising exclusive control of the Issuer Pledged Interests, to comply with any and all instructions and orders originated by the Collateral Agent (and its successors and assigns) regarding any and all of the Issuer Pledged Interests without the further consent by the registered owner (including the Pledgor), and, following its receipt of a notice from the Collateral Agent stating that the Collateral Agent is exercising exclusive control of the Issuer Pledged Interests, not

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

to comply with any instructions or orders regarding any or all of the Issuer Pledged Interests originated by any person or entity other than the Collateral Agent (and its successors and assigns) or a court of competent jurisdiction.

2. The Issuer hereby certifies that (i) no notice of any security interest, lien or other encumbrance or claim affecting the Issuer Pledged Interests (other than the security interest of the Collateral Agent) has been received by it, and (ii) the security interest of the Collateral Agent in the Issuer Pledged Interests has been registered in the books and records of the Issuer.

3. Following its receipt of a notice from the Collateral Agent stating that the Collateral Agent is exercising exclusive control of the Issuer Pledged Interests and until the Collateral Agent shall have delivered written notice to the Issuer that all of the Secured Obligations under the Loan Documents have been paid in full and this Agreement is terminated.

4. This Agreement shall be binding upon the successors and assigns of the Pledgor and the Issuer and shall inure to the benefit of and be enforceable by the Collateral Agent and its successors and permitted assigns. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in writing signed by the Collateral Agent, the Issuer and the Pledgor.

5. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH 5.

[Signature Page Follows]

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

IN WITNESS WHEREOF, the Pledgor, the Collateral Agent and the Issuer have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

[__________________________________], as Pledgor
By:
Name:
Title:

Sumitomo Mitsui Banking Corporation, as Collateral Agent
By:
Name:
Title:

[__________________________________], as the Issuer
By:
Name:
Title:

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951

Page

Section 1. Definitions, Etc 2

1.01. Certain Uniform Commercial Code Terms 2

1.02. Additional Definitions 2

1.03. Credit Agreement Definitions 11

1.04. Terms Generally 11

Section 2. Representations and Warranties 12

2.01. Organization 12

2.02. Authorization; Enforceability 12

2.03. Governmental Approvals; No Conflicts 12

2.04. Title 12

2.05. Names, Etc 12

2.06. Changes in Circumstances 13

2.07. Promissory Notes 13

2.08. Deposit Accounts, Securities Accounts and Commodity Accounts 13

Section 3. Guarantee 13

3.01. The Guarantee 13

3.02. Obligations Unconditional 14

3.03. Reinstatement 14

3.04. Subrogation 15

3.05. Remedies 15

3.06. Continuing Guarantee 15

3.07. General Limitation on Guarantee Obligations 15

3.08. Keepwell 15

Section 4. Collateral 16

Section 5. Certain Agreements Among Secured Parties 18

5.01. Priorities; Additional Collateral; Sharing of Guarantees and Liens 18

5.02. Turnover of Collateral 18

5.03. Cooperation of Secured Parties 18

5.04. Limitation upon Certain Independent Actions by Secured Parties 18

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951	-i-

(continued)

Page

5.05. No Challenges 19

5.06. Rights of Secured Parties as to Secured Obligations 19

5.07. Certain Undertakings with respect to Excluded Assets 19

Section 6. Designation of Designated Indebtedness; Recordkeeping, Etc 20

6.01. Designation of Designated Indebtedness 20

6.02. Recordkeeping 21

6.03. Further Assurances 21

Section 7. Covenants of the Obligors 21

7.01. Delivery and Other Perfection 22

7.02. Name; Jurisdiction of Organization, Etc 23

7.03. Other Financing Statements or Control 23

7.04. Additional Subsidiary Guarantors 24

7.05. Control Agreements 24

7.06. Credit Agreement 25

Section 8. Acceleration Notice; Remedies; Distribution of Collateral 25

8.01. Notice of Acceleration 25

8.02. Preservation of Rights 25

8.03. Events of Default, Etc 25

8.04. Deficiency 26

8.05. Private Sale 27

8.06. Application of Proceeds 27

8.07. Attorney-in-Fact 28

8.08. Exercise of Control 28

Section 9. The Collateral Agent 29

9.01. Appointment; Powers and Immunities 29

9.02. Information Regarding Secured Parties 29

9.03. Reliance by Collateral Agent 30

9.04. Rights as a Secured Party 30

9.05. Indemnification 30

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951	-ii-

(continued)

Page

9.06. Non-Reliance on Collateral Agent and Other Secured Parties 31

9.07. Failure to Act 31

9.08. Resignation of Collateral Agent 31

9.09. Agents and Attorneys-in-Fact 32

9.10. Erroneous Payments 32

Section 10. Miscellaneous 35

10.01. Notices 35

10.02. No Deemed Waivers; Remedies Cumulative 35

10.03. Amendments, Waivers and Releases 35

10.04. Expenses; Indemnity; Damage Waiver 38

10.05. Successors and Assigns 39

10.06. Counterparts; Integration; Effectiveness; Electronic Execution 39

10.07. Severability 40

10.08. Governing Law; Jurisdiction 40

10.09. Waiver of Jury Trial 41

10.10. Headings 41

10.11. Confidentiality 41

10.12. Termination 41

Annexes and Exhibits

Schedule 2.05 Filing Details

Schedule 2.07 Promissory Notes

Schedule 2.8 List of Deposit Accounts, Securities Accounts and Commodity Accounts

Schedule 4 List of Pledged Accounts

Exhibit A Form of Notice of Designation

Exhibit B Form of Guarantee Assumption Agreement

Exhibit C Form of Joinder Agreement

Exhibit D Form of Agreement Regarding Uncertificated Equity Interests

DOCVARIABLE #DNDocID \* MERGEFORMAT 765680951	-iii-